As filed with the Securities and Exchange Commission on February 28, 2022
File Nos. 002-11387/811-00558

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 171
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No.
☒

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact Name of Registrant as Specified in Charter)

690 Lee Road
Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):
  ☒ immediately upon filing pursuant to paragraph (b) of Rule 485
  ☐ on (Date) pursuant to paragraph (b) of Rule 485
  ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(1) of Rule 485
  ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
  ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Domestic Equity Funds
Prospectus
March 1, 2022

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Capital Appreciation Fund	ITHAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
Hartford Core Equity Fund	HAIAX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
The Hartford Equity Income Fund	HQIAX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Growth Opportunities Fund	HGOAX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Healthcare Fund	HGHAX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford MidCap Fund	HFMCX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—	HMVYX	HMVFX
Hartford Quality Value Fund	HVOAX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOVX	HVOYX	HVOFX
The Hartford Small Cap Growth Fund	HSLAX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
Hartford Small Cap Value Fund	HSMAX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

The Hartford Capital Appreciation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.13%	0.16%	0.11%	0.25%	0.19%	0.14%	0.03%	0.14%	0.03%
Total annual fund operating expenses	1.04%	1.82%	0.77%	1.41%	1.10%	0.80%	0.69%	0.80%	0.69%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$650	$863	$1,092	$1,751
C	$285	$573	$985	$2,137
I	$79	$246	$428	$954
R3	$144	$446	$771	$1,691
R4	$112	$350	$606	$1,340
R5	$82	$255	$444	$990
R6	$70	$221	$384	$859
Y	$82	$255	$444	$990
F	$70	$221	$384	$859
If you did not redeem your shares:
C	$185	$573	$985	$2,137
3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, does not allocate a set percentage to any of these sleeves but instead seeks a flexible and diversified Fund profile. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Asset Allocation Risk –  The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
4

Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.93%	June 30, 2020
Worst Quarter Return	-21.51%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
5

Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.87%	14.62%	14.33%
– Return After Taxes on Distributions	4.72%	11.23%	11.40%
– Return After Taxes on Distributions and Sale of Fund Shares	7.31%	10.60%	10.85%
Share Classes (Return Before Taxes)
Class C	13.37%	15.05%	14.13%
Class I	15.50%	16.25%	15.31%
Class R3	14.76%	15.52%	14.61%
Class R4	15.13%	15.88%	14.96%
Class R5	15.45%	16.23%	15.30%
Class R6*	15.58%	16.34%	15.41%
Class Y	15.48%	16.29%	15.39%
Class F*	15.59%	16.34%	15.36%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
6

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
7

Hartford Core Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.12%	0.12%	0.24%	0.18%	0.13%	0.03%	0.12%	0.03%
Total annual fund operating expenses	0.70%	1.45%	0.45%	1.07%	0.76%	0.46%	0.36%	0.45%	0.36%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$618	$762	$918	$1,373
C	$248	$459	$792	$1,735
I	$46	$144	$252	$567
R3	$109	$340	$590	$1,306
R4	$78	$243	$422	$942
R5	$47	$148	$258	$579
R6	$37	$116	$202	$456
Y	$46	$144	$252	$567
F	$37	$116	$202	$456
If you did not redeem your shares:
C	$148	$459	$792	$1,735
8

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The fundamental research emphasizes the sustainability of a business’s competitive advantages, revenue and margin drivers, and cash generation capacity. This research is aided by a proprietary screening tool that helps to identify companies with these characteristics. The Fund’s portfolio seeks to be broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
9

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	18.97%	June 30, 2020
Worst Quarter Return	-19.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	17.36%	17.17%	16.26%
– Return After Taxes on Distributions	16.53%	16.35%	15.70%
– Return After Taxes on Distributions and Sale of Fund Shares	10.86%	13.69%	13.68%
Share Classes (Return Before Taxes)
Class C	22.25%	17.62%	16.06%
Class I*	24.52%	18.80%	17.12%
Class R3	23.71%	18.08%	16.57%
Class R4	24.15%	18.48%	16.95%
Class R5	24.48%	18.80%	17.28%
Class R6*	24.62%	18.92%	17.36%
Class Y	24.51%	18.85%	17.33%
Class F*	24.60%	18.91%	17.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F
10

shares commenced operations on February 28, 2017 and performance prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	1998
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2008
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
11

The Hartford Dividend and Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.15%	0.11%	0.25%	0.18%	0.13%	0.03%	0.14%	0.03%
Total annual fund operating expenses	0.97%	1.75%	0.71%	1.35%	1.03%	0.73%	0.63%	0.74%	0.63%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.97%	1.75%	0.71%	1.35%	1.03%	0.73%	0.63%	0.69%	0.63%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.06%. This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
12

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$644	$842	$1,057	$1,674
C	$278	$551	$949	$2,062
I	$73	$227	$395	$883
R3	$137	$428	$739	$1,624
R4	$105	$328	$569	$1,259
R5	$75	$233	$406	$906
R6	$64	$202	$351	$786
Y	$70	$232	$407	$914
F	$64	$202	$351	$786
If you did not redeem your shares:
C	$178	$551	$949	$2,062
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. Wellington Management also evaluates a company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value, including the evaluation of financially material environmental, social, and/or governance (“ESG”) characteristics based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG characteristics into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG characteristics, contribute to its overall evaluation of a company’s risk and return potential.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
13

Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the sub-adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
14

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.82%	June 30, 2020
Worst Quarter Return	-22.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	23.72%	13.63%	13.50%
– Return After Taxes on Distributions	22.06%	11.72%	11.61%
– Return After Taxes on Distributions and Sale of Fund Shares	15.15%	10.42%	10.64%
Share Classes (Return Before Taxes)
Class C	28.88%	14.05%	13.28%
Class I	31.24%	15.23%	14.41%
Class R3	30.41%	14.51%	13.75%
Class R4	30.86%	14.87%	14.11%
Class R5	31.25%	15.22%	14.45%
Class R6*	31.37%	15.33%	14.55%
Class Y	31.28%	15.28%	14.54%
Class F*	31.38%	15.33%	14.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
15

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
16

The Hartford Equity Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.11%	0.13%	0.12%	0.24%	0.18%	0.13%	0.04%	0.13%	0.03%
Total annual fund operating expenses	0.97%	1.74%	0.73%	1.35%	1.04%	0.74%	0.65%	0.74%	0.64%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$644	$842	$1,057	$1,674
C	$277	$548	$944	$2,052
I	$75	$233	$406	$906
R3	$137	$428	$739	$1,624
R4	$106	$331	$574	$1,271
R5	$76	$237	$411	$918
R6	$66	$208	$362	$810
Y	$76	$237	$411	$918
F	$65	$205	$357	$798
If you did not redeem your shares:
C	$177	$548	$944	$2,052
17

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. Wellington Management’s fundamental analysis focuses on assessing valuation, quality and capital return with an emphasis on sustainable dividends. As part of this analysis, Wellington Management evaluates financial and competitive conditions, management quality, potential earnings, free cash flow, dividends, and other related measures or indicators of value, including financially material environmental, social, and/or governance (“ESG”) characteristics based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG characteristics into its investment process allows it to better assess strategic business issues that may impact the long-term quality, dividend sustainability, and ultimately the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG characteristics, contribute to its overall evaluation of a company’s risk and return potential. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
18

Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the sub-adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
19

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	12.97%	December 31, 2020
Worst Quarter Return	-22.03%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	18.28%	10.94%	11.87%
– Return After Taxes on Distributions	15.91%	9.07%	10.23%
– Return After Taxes on Distributions and Sale of Fund Shares	12.41%	8.32%	9.41%
Share Classes (Return Before Taxes)
Class C	23.25%	11.36%	11.67%
Class I	25.48%	12.47%	12.80%
Class R3	24.73%	11.81%	12.12%
Class R4	25.08%	12.13%	12.45%
Class R5	25.46%	12.48%	12.80%
Class R6*	25.62%	12.59%	12.91%
Class Y	25.45%	12.53%	12.87%
Class F*	25.60%	12.58%	12.85%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA*	Senior Managing Director and Equity Portfolio Manager	2003
Matthew C. Hand, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Adam H. Illfelder, CFA	Senior Managing Director and Equity Portfolio Manager	2008
*
W. Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer’s portfolio management responsibilities will transition to Matthew C. Hand, CFA in the months leading up to his departure.
20

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
21

The Hartford Growth Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.11%	0.13%	0.12%	0.25%	0.19%	0.14%	0.03%	0.14%	0.03%
Total annual fund operating expenses	1.06%	1.83%	0.82%	1.45%	1.14%	0.84%	0.73%	0.84%	0.73%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$652	$869	$1,103	$1,773
C	$286	$576	$990	$2,148
I	$84	$262	$455	$1,014
R3	$148	$459	$792	$1,735
R4	$116	$362	$628	$1,386
R5	$86	$268	$466	$1,037
R6	$75	$233	$406	$906
Y	$86	$268	$466	$1,037
F	$75	$233	$406	$906
If you did not redeem your shares:
C	$186	$576	$990	$2,148
22

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes exhibit long-term growth potential. The Fund may invest in securities of companies of any market capitalization, but tends to focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
23

Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	39.27%	June 30, 2020
Worst Quarter Return	-18.27%	December 31, 2018
24

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	1.51%	22.59%	19.31%
– Return After Taxes on Distributions	-4.74%	17.44%	15.72%
– Return After Taxes on Distributions and Sale of Fund Shares	2.99%	16.55%	14.95%
Share Classes (Return Before Taxes)
Class C	6.06%	23.07%	19.11%
Class I	7.69%	24.31%	20.28%
Class R3	7.01%	23.56%	19.60%
Class R4	7.35%	23.93%	19.96%
Class R5	7.66%	24.30%	20.32%
Class R6*	7.77%	24.43%	20.43%
Class Y	7.68%	24.37%	20.41%
Class F*	7.80%	24.43%	20.34%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	25.85%	24.56%	19.39%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003
Mario E. Abularach, CFA, CMT	Senior Managing Director and Equity Research Analyst	2001
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
25

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
26

The Hartford Healthcare Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.15%	0.17%	0.14%	0.25%	0.20%	0.16%	0.04%	0.15%	0.04%
Total annual fund operating expenses	1.24%	2.01%	0.98%	1.59%	1.29%	1.00%	0.88%	0.99%	0.88%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$669	$922	$1,194	$1,967
C	$304	$630	$1,083	$2,338
I	$100	$312	$542	$1,201
R3	$162	$502	$866	$1,889
R4	$131	$409	$708	$1,556
R5	$102	$318	$552	$1,225
R6	$90	$281	$488	$1,084
Y	$101	$315	$547	$1,213
F	$90	$281	$488	$1,084
If you did not redeem your shares:
C	$204	$630	$1,083	$2,338
27

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Wellington Management’s investment process focuses on stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Healthcare Concentration Risk –  Developments affecting the healthcare sector, including the pharmaceuticals and biotechnology, medical products, and health services industries, may have a disproportionate impact on the Fund. The Fund’s focus on healthcare-related securities increases its exposure to the risks associated with the healthcare sector, including changes in laws or regulations, lawsuits and regulatory proceedings, changes in funding or subsidies, patent and intellectual property considerations, intense competition and rapid technological change, the long and costly process for obtaining product approval by government agencies, the potential for obsolescence, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). The success of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs. Demand for biotechnology products and services may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Health care providers may have difficulty obtaining staff to deliver services. As a result of the Fund’s focus on the healthcare sector, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
28

Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
29

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.93%	June 30, 2020
Worst Quarter Return	-15.69%	December 31, 2018
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based sector index and a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.91%	14.90%	16.65%
– Return After Taxes on Distributions	1.39%	12.66%	14.71%
– Return After Taxes on Distributions and Sale of Fund Shares	3.96%	11.56%	13.64%
Share Classes (Return Before Taxes)
Class C	8.18%	15.33%	16.46%
Class I	10.24%	16.52%	17.65%
Class R3	9.58%	15.82%	16.96%
Class R4	9.92%	16.17%	17.32%
Class R5	10.24%	16.51%	17.67%
Class R6*	10.37%	16.62%	17.78%
Class Y	10.26%	16.58%	17.76%
Class F*	10.38%	16.63%	17.71%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	24.85%	17.70%	17.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
*
Class R6 shares commenced operations on February 28, 2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
30

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
Portfolio Manager	Title	Involved with Fund Since
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz, MD*	Senior Managing Director and Global Industry Analyst	2000
Rebecca D. Sykes, CFA	Senior Managing Director and Global Industry Analyst	2007
Wen Shi, PhD, CFA	Managing Director and Global Industry Analyst	2015
David M. Khtikian, CFA	Managing Director and Global Industry Analyst	2013
Fayyaz Mujtaba	Managing Director and Global Industry Analyst	2013
*
Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, Robert L. Deresiewicz will no longer serve as a portfolio manager to the Fund. Robert L. Deresiewicz’s portfolio management responsibilities will transition to Wen Shi in the months leading up to his departure.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
31

The Hartford MidCap Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.12%	0.14%	0.15%	0.25%	0.20%	0.13%	0.03%	0.14%	0.03%
Total annual fund operating expenses	1.07%	1.84%	0.85%	1.45%	1.15%	0.83%	0.73%	0.84%	0.73%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.07%	1.84%	0.85%	1.45%	1.15%	0.83%	0.73%	0.79%	0.73%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee as follows: 0.12% (Class I) and 0.06% (Class Y). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
32

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$653	$872	$1,108	$1,784
C	$287	$579	$996	$2,159
I	$87	$271	$471	$1,049
R3	$148	$459	$792	$1,735
R4	$117	$365	$633	$1,398
R5	$85	$265	$460	$1,025
R6	$75	$233	$406	$906
Y	$81	$263	$461	$1,033
F	$75	$233	$406	$906
If you did not redeem your shares:
C	$187	$579	$996	$2,159
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value, including the evaluation of financially material environmental, social and/or governance (“ESG”) characteristics based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG characteristics into its investment process allows it to better evaluate a company for factors that it deems relevant to future stock performance. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG characteristics, contribute to its overall evaluation of a company’s risk and return potential. The Fund’s portfolio seeks to be diversified across the sectors included in the S&P MidCap 400 Index. The amount the Fund invests in any one sector may vary and the Fund is not required to invest in all sectors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2021, this range was approximately $434.8 million to $71.69 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
33

Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the sub-adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
34

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	26.20%	December 31, 2020
Worst Quarter Return	-24.25%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.57%	14.34%	14.97%
– Return After Taxes on Distributions	0.63%	11.90%	12.85%
– Return After Taxes on Distributions and Sale of Fund Shares	4.13%	11.07%	12.01%
Share Classes (Return Before Taxes)
Class C	7.85%	14.77%	14.78%
Class I	9.82%	15.93%	15.91%
Class R3	9.16%	15.23%	15.25%
Class R4	9.51%	15.60%	15.61%
Class R5	9.82%	15.94%	15.95%
Class R6*	9.97%	16.06%	16.08%
Class Y	9.90%	16.01%	16.05%
Class F*	9.93%	16.05%	15.97%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	24.76%	13.09%	14.20%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
35

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
36

The Hartford MidCap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses	0.22%	0.25%	0.14%	0.28%	0.23%	0.18%	0.17%	0.06%
Total annual fund operating expenses	1.18%	1.96%	0.85%	1.49%	1.19%	0.89%	0.88%	0.77%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$904	$1,163	$1,903
C	$299	$615	$1,057	$2,285
I	$87	$271	$471	$1,049
R3	$152	$471	$813	$1,779
R4	$121	$378	$654	$1,443
R5	$91	$284	$493	$1,096
Y	$90	$281	$488	$1,084
F	$79	$246	$428	$954
If you did not redeem your shares:
C	$199	$615	$1,057	$2,285
37

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2021, this range was approximately $434.8 million to $71.69 billion. The market capitalization range of these indices changes over time. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
38

Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	24.21%	December 31, 2020
Worst Quarter Return	-31.37%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
39

Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	20.96%	8.76%	11.63%
– Return After Taxes on Distributions	18.64%	7.42%	9.98%
– Return After Taxes on Distributions and Sale of Fund Shares	13.47%	6.59%	9.16%
Share Classes (Return Before Taxes)
Class C	25.95%	9.16%	11.44%
Class I	28.34%	10.31%	12.61%
Class R3	27.55%	9.65%	11.96%
Class R4	27.97%	10.00%	12.30%
Class R5	28.38%	10.33%	12.64%
Class Y	28.37%	10.37%	12.72%
Class F*	28.50%	10.46%	12.68%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	28.34%	11.22%	13.44%
*
Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a
40

conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
41

Hartford Quality Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.27%	0.35%	0.20%	0.32%	0.27%	0.22%	0.11%	0.21%	0.11%
Total annual fund operating expenses	0.97%	1.80%	0.65%	1.27%	0.97%	0.67%	0.56%	0.66%	0.56%
Fee waiver and/or expense reimbursement(2)	0.01%	0.09%	0.00%	0.09%	0.09%	0.04%	0.10%	0.09%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.96%	1.71%	0.65%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18%, (Class R3), 0.88% (Class R4), 0.63% (Class R5), 0.46% (Class R6), 0.57% (Class Y), and 0.46% (Class F). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
42

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$643	$841	$1,056	$1,673
C	$274	$558	$966	$2,109
I	$66	$208	$362	$810
R3	$120	$394	$688	$1,526
R4	$90	$300	$528	$1,182
R5	$64	$210	$369	$831
R6	$47	$169	$303	$692
Y	$58	$202	$359	$814
F	$47	$169	$303	$692
If you did not redeem your shares:
C	$174	$558	$966	$2,109
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. As part of its fundamental analysis, Wellington Management evaluates financially material environmental, social, and/or governance (“ESG”) characteristics based on Wellington Management’s proprietary ESG research. Wellington Management believes the integration of financially material ESG characteristics into its investment process allows it to better assess strategic business issues that may impact the performance of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG characteristics, contribute to its overall evaluation of a company’s risk and return potential. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
43

Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the sub-adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE.The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to November 1, 2017
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
44

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.34%	March 31, 2012
Worst Quarter Return	-24.95%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	20.42%	9.98%	11.73%
– Return After Taxes on Distributions	18.68%	8.60%	10.53%
– Return After Taxes on Distributions and Sale of Fund Shares	13.28%	7.56%	9.40%
Share Classes (Return Before Taxes)
Class C	25.47%	10.37%	11.52%
Class I	27.87%	11.60%	12.72%
Class R3	27.14%	10.92%	12.07%
Class R4	27.52%	11.27%	12.42%
Class R5	27.81%	11.58%	12.73%
Class R6*	28.00%	11.71%	12.83%
Class Y	27.90%	11.62%	12.78%
Class F*	28.05%	11.71%	12.78%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%
*
Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2017
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2017
45

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
46

The Hartford Small Cap Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.22%	0.18%	0.12%	0.26%	0.21%	0.15%	0.05%	0.15%	0.05%
Total annual fund operating expenses	1.19%	1.90%	0.84%	1.48%	1.18%	0.87%	0.77%	0.87%	0.77%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.19%	1.90%	0.84%	1.48%	1.18%	0.87%	0.77%	0.83%	0.77%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.07%. This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
47

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$665	$907	$1,168	$1,914
C	$293	$597	$1,026	$2,222
I	$86	$268	$466	$1,037
R3	$151	$468	$808	$1,768
R4	$120	$375	$649	$1,432
R5	$89	$278	$482	$1,073
R6	$79	$246	$428	$954
Y	$85	$274	$478	$1,069
F	$79	$246	$428	$954
If you did not redeem your shares:
C	$193	$597	$1,026	$2,222
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary screening tool that helps to identify companies with these characteristics. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2021, this range was approximately $31.6 million to $13.96 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they
48

are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
49

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	31.64%	December 31, 2020
Worst Quarter Return	-26.76%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-2.37%	12.76%	13.64%
– Return After Taxes on Distributions	-6.98%	9.41%	11.36%
– Return After Taxes on Distributions and Sale of Fund Shares	1.74%	9.33%	10.73%
Share Classes (Return Before Taxes)
Class C	1.88%	13.27%	13.50%
Class I	3.65%	14.44%	14.66%
Class R3	2.98%	13.73%	13.99%
Class R4	3.30%	14.08%	14.35%
Class R5	3.62%	14.44%	14.70%
Class R6*	3.72%	14.55%	14.79%
Class Y	3.68%	14.51%	14.79%
Class F*	3.74%	14.55%	14.71%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.83%	14.53%	14.14%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2009
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
50

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
51

Hartford Small Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.35%	0.39%	0.27%	0.36%	0.31%	0.26%	0.15%	0.25%	0.14%
Total annual fund operating expenses	1.30%	2.09%	0.97%	1.56%	1.26%	0.96%	0.85%	0.95%	0.84%
Fee waiver and/or expense reimbursement(2)	0.00%	0.04%	0.00%	0.06%	0.06%	0.06%	0.05%	0.10%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	0.97%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
52

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$939	$1,224	$2,032
C	$308	$651	$1,120	$2,418
I	$99	$309	$536	$1,190
R3	$153	$487	$844	$1,851
R4	$122	$394	$686	$1,517
R5	$92	$300	$525	$1,173
R6	$82	$266	$466	$1,044
Y	$87	$293	$516	$1,157
F	$82	$264	$462	$1,033
If you did not redeem your shares:
C	$208	$651	$1,120	$2,418
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), primarily invests in securities it believes are undervalued in the marketplace. Wellington Management’s investment process combines a proprietary, systematic screening process and bottom-up fundamental analysis. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 31, 2021, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $31.6 million to $13.96 billion. The market capitalization range of this index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
53

Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to June 4, 2012
•
Include the Fund’s performance when it pursued different strategies prior to November 1, 2018
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
54

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	35.22%	December 31, 2020
Worst Quarter Return	-37.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	24.14%	8.82%	10.74%
– Return After Taxes on Distributions	21.87%	6.34%	8.54%
– Return After Taxes on Distributions and Sale of Fund Shares	15.24%	6.27%	8.11%
Share Classes (Return Before Taxes)
Class C	29.36%	9.25%	10.54%
Class I*	31.83%	10.44%	11.62%
Class R3	31.24%	9.90%	11.17%
Class R4	31.41%	10.15%	11.47%
Class R5	31.94%	10.50%	11.81%
Class R6*	31.97%	10.59%	11.87%
Class Y	31.96%	10.55%	11.85%
Class F*	31.92%	10.56%	11.68%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.03%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
55

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Sean Kammann	Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
56

The Hartford Small Company Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 90 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.19%	0.26%	0.17%	0.28%	0.22%	0.18%	0.06%	0.12%	0.06%
Total annual fund operating expenses	1.23%	2.05%	0.96%	1.57%	1.26%	0.97%	0.85%	0.91%	0.85%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$668	$919	$1,188	$1,957
C	$308	$643	$1,103	$2,379
I	$98	$306	$531	$1,178
R3	$160	$496	$855	$1,867
R4	$128	$400	$692	$1,523
R5	$99	$309	$536	$1,190
R6	$87	$271	$471	$1,049
Y	$93	$290	$504	$1,120
F	$87	$271	$471	$1,049
If you did not redeem your shares:
C	$208	$643	$1,103	$2,379
57

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company across several dimensions, including an understanding of the sustainability and magnitude of growth, quality, valuation, and assessment of management quality. Wellington Management also integrates into its fundamental analysis the evaluation of financially material environmental, social, and/or governance (“ESG”) characteristics based on its proprietary ESG research. Wellington Management believes the integration of financially material ESG characteristics into its investment process allows it to assess strategic business issues that may impact the performance and growth prospects of a company. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG characteristics, contribute to its overall evaluation of a company’s risk and return potential.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2021, this range was approximately $31.6 million to $13.96 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the sub-adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they
58

are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
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The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	38.05%	June 30, 2020
Worst Quarter Return	-24.18%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-4.52%	19.11%	14.63%
– Return After Taxes on Distributions	-10.58%	15.35%	11.40%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.02%	14.43%	11.01%
Share Classes (Return Before Taxes)
Class C	-0.40%	19.53%	14.41%
Class I	1.32%	20.81%	15.58%
Class R3	0.69%	20.18%	15.04%
Class R4	1.01%	20.54%	15.39%
Class R5	1.31%	20.91%	15.73%
Class R6*	1.40%	20.98%	15.83%
Class Y	1.36%	20.95%	15.80%
Class F*	1.40%	20.97%	15.66%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.83%	14.53%	14.14%
*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date reflects Class Y shares’ performance. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA*	Senior Managing Director and Equity Portfolio Manager	1999
Ranjit Ramachandran	Managing Director and Equity Portfolio Manager	2014
John V. Schneider, CFA	Managing Director and Equity Research Analyst	2016
*
Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund. Over the next year, Mr. Angeli will transition his portfolio management responsibilities for the Fund to Mr. Ramachandran.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”), Hartford Core Equity Fund (the “Core Equity Fund”), The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”), The Hartford Equity Income Fund (the “Equity Income Fund”), The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), The Hartford Healthcare Fund (the “Healthcare Fund”), The Hartford MidCap Fund (the “MidCap Fund”), The Hartford MidCap Value Fund (the “MidCap Value Fund”), Hartford Quality Value Fund (the “Quality Value Fund”), The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”), Hartford Small Cap Value Fund (the “Small Cap Value Fund”), and The Hartford Small Company Fund (the “Small Company Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
Capital Appreciation Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management uses fundamental analysis and looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”). In selecting securities for the Risk Managed Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics.
In pursuit of its principal investment strategy, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), restricted securities, and securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
CORE EQUITY Fund
As part of the fundamental research discussed in the summary section, Wellington Management also evaluates the following regarding a company: capital allocation discipline, off-financial statement factors, management track record, and analysis of products and competition. Wellington Management also considers secular (longer term) and cyclical growth prospects. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
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As of December 31, 2021, the market capitalization of companies included in the S&P 500 Index ranged from approximately $3.98 billion to $2.91 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Dividend and Growth Fund
Wellington Management also favors securities that appear to be undervalued in the marketplace. With respect to the evaluation of ESG characteristics discussed in the summary section, Wellington Management’s dedicated ESG team applies a systematic ESG ratings methodology as a starting point for deeper research. Wellington Management believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. Wellington Management believes that financially material environmental and social issues, such as climate change or cybersecurity, can impact future cash flows. In collaboration with its dedicated ESG team, Wellington Management engages with management teams and boards of directors of certain companies to better understand strategic business issues and the willingness of a company to adapt. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2021, the market capitalization of companies included in the S&P 500 Index ranged from approximately $3.98 billion to $2.91 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Equity Income Fund
The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. With respect to the evaluation of ESG characteristics discussed in the summary section, Wellington Management’s dedicated ESG team applies a systematic ESG ratings methodology as a starting point for deeper research by the portfolio management team. Wellington Management believes that strong corporate governance is important to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. Wellington Management believes that financially material environmental and social issues, such as climate change or cybersecurity, can impact future cash flows, which directly affect dividend sustainability. In collaboration with its dedicated ESG team, Wellington Management engages with management teams and boards of directors of certain companies to better understand strategic business issues and the willingness of a company to adapt, including materially important environmental and/or social issues facing a company in Wellington Management’s view. The portfolio management team tracks these engagements for ongoing monitoring and evaluation. In addition, the dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
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In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Growth Opportunities Fund
Fundamental analysis of a company involves the qualitative and quantitative assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities, including private placements.
Healthcare Fund
Wellington Management’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, and reimbursement policy trends, but will be predominantly focused on stock specific investment opportunities. Wellington Management will also seek to exploit favorable trends within the health care sector including demographics, as well as investment opportunities that are benefiting from the accelerating pace of biopharmaceutical innovation and the ongoing structural changes in health care delivery systems globally.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.
Stocks considered for purchase by the Fund typically share one or more of the following attributes:
•
the company’s business franchise is temporarily mispriced,
•
the market under-values the new product pipelines,
•
the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or
•
the company is a target of opportunity due to industry consolidation.
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Stocks will be considered for sale from the Fund when:
•
target prices are achieved,
•
fundamental expectations are not met,
•
a company’s prospects become less appealing, or
•
equity securities of other comparable issuers in an industry are available at more attractive prices.
In pursuit of its principal investment strategy, the Fund also may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, and restricted securities. The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.
MidCap Fund
Wellington Management uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Wellington Management’s investment process evaluates companies based on the factors that it deems most relevant to future stock performance, which include: a company’s fundamentals, a company’s valuation, future expectations regarding a company, and financially material ESG characteristics. Wellington Management leverages the analysis and research of its dedicated ESG team, who provide industry specific research, and Wellington Management evaluates these ESG characteristics both prior to purchase as well as part of ongoing monitoring. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. With respect to the evaluation of ESG characteristics, Wellington Management believes material ESG issues are important to long-term value creation, as well as indicators of potential risk. Wellington Management believes that material social issues such as employee engagement, talent attraction/retention and customer satisfaction can impact future business performance. Wellington Management believes that a company’s corporate governance, including incentive structures and corporate strategy, can influence the company’s return potential. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
MidCap Value Fund
The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
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Quality Value Fund
With respect to the evaluation of ESG characteristics discussed in the summary section, Wellington Management’s dedicated ESG team applies a systematic ESG ratings methodology as a starting point for deeper research. Wellington Management believes that strong corporate governance is vital to ensuring that capital allocation decisions, including the payment of a dividend, are thoughtfully made and reflect alignment of management and shareholder interests. Wellington Management believes that financially material environmental and social issues, such as climate change or cybersecurity, can impact future cash flows. In collaboration with its dedicated ESG team, Wellington Management engages with management teams and boards of directors of certain companies to better understand strategic business issues and the willingness of a company to adapt. The dedicated ESG team also assists Wellington Management in its identification of global best practices, preparation for company engagement, and research related to voting proxies, as well as collaborates on new research paths. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also invest in securities of foreign issuers and non-dollar securities and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Growth Fund
Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Value Fund
Wellington Management uses fundamental analysis to identify companies that it believes are undervalued due to a misunderstood change or perceived bias in the market place. As part of its investment process, Wellington Management focuses on companies that it believes are high quality and demonstrate a commitment to capital returns. The investment process is aided by a proprietary systematic screening process. As it relates to the screening process, it starts with a focus on eliminating stocks with minimal liquidity as well as those that are pre-revenue, have no earnings, or have negative Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). From there, the screen ranks the universe on the best combination of valuation, quality, and capital returns, and Wellington Management focuses its efforts on the top half of the highest ranking stocks. Once this screening process is complete, the focus shifts to bottom-up fundamental analysis, seeking to identify potential biases or market or company-specific changes, review data, and filter out potential value traps. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies in which it invests. Wellington Management has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis. Wellington Management also engages with
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management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities. The Fund may also opportunistically invest in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
Small Company Fund
Wellington Management uses fundamental analysis to identify specific securities for purchase or sale. Wellington Management primarily invests in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. As discussed in the summary section, Wellington Management looks at a number of factors as part of its fundamental analysis, such as the sustainability and magnitude of a company’s revenue and earnings growth rate, quality, valuation, market position, market trends, assessment of management quality, and other related measures of valuation and growth potential, including the evaluation of financially material ESG characteristics, which are based on proprietary research and quantitative and fundamental ESG scores, where available. When evaluating earlier stage emerging growth companies, Wellington Management believes that ESG characteristics can help form a better understanding around management quality and alignment in executing on the growth vision. In the case of companies seeking to re-accelerate growth after a period of decline, Wellington Management believes ESG characteristics can help assess, for example, if the culture is impaired (impacting talent retention/attraction) or if the company is vulnerable to environmental or other risks that could potentially de-rail a return to growth, such as exposure to underappreciated credit risk or energy needs that could pressure growth. Wellington Management also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also invest in restricted securities, including private placements, and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), and exchange traded notes.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund’s principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to
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maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Core Equity Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Small Company Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Capital Appreciation Fund	Core Equity Fund	Dividend and Growth Fund	Equity Income Fund	Growth Opportunities Fund	Healthcare Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk	√				√
Asset Allocation Risk	√
Counterparty Risk	X	X	X	X	X	X
Currency Risk	X	X	√	√	√	√
Depositary Receipts Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk	X
Futures and Options Risk	X	X
Hedging Risk	X	X	X	X	X	X
Dividend Risk	X		√	√
Equity Risk	√	√	√	√	√	√
Large Cap Securities Risk	√	√	√	√	√	√
Mid Cap Securities Risk	√	X	X	√	√	√
Small Cap Securities Risk	X	X	X	X	X	√
ESG Integration and ESG Consideration Risk	X	X	√	√	X	X
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	X	X	√	√	√	√
Emerging Markets Risk	X	X	X	X	X	√
Growth Investing Style Risk					√
Healthcare Concentration Risk						√
Illiquid Investments Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
LIBOR Risk	X	X	X	X	X	X
Market Risk	√	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk	X				X
Quantitative Investing Risk	X	X			X
Real Estate Related Securities Risk	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	√		√	√	√
Securities Lending Risk	√	√	√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk				√
Volatility Risk	X					X
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√ Principal Risk X Additional Risk	MidCap Fund	MidCap Value Fund	Quality Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Company Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk						√
Asset Allocation Risk
Counterparty Risk	X	X	X	X	X	X
Currency Risk	X	√	X	X	√	√
Depositary Receipts Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk			X			X
Futures and Options Risk					X
Hedging Risk	X	X	X	X	X	X
Dividend Risk			√
Equity Risk	√	√	√	√	√	√
Large Cap Securities Risk	X	X	√	X	X	X
Mid Cap Securities Risk	√	√	X	X	X	X
Small Cap Securities Risk	X	X	X	√	√	√
ESG Integration and ESG Consideration Risk	√	X	√	X	X	√
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	X	√	X	X	√	√
Emerging Markets Risk		X		X	X	X
Growth Investing Style Risk				√		√
Healthcare Concentration Risk
Illiquid Investments Risk	X	X	X	X	X	X
Large Shareholder Transaction Risk	√	√	√	√	√	√
LIBOR Risk	X	X	X	X	X	X
Market Risk	√	√	√	√	√	√
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk						X
Quantitative Investing Risk				X
Real Estate Related Securities Risk	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	√	√	√	√	√	√
Securities Lending Risk	√	√	√	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk		√	√		√
Volatility Risk	X	X		√	√	√
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
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ASSET ALLOCATION RISK –  Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
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Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any
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benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
DIVIDEND RISK –  Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk–  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk–  A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
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MID CAP SECURITIES RISK –  Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK –  Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
ESG INTEGRATION AND ESG CONSIDERATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration or consideration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration or consideration of ESG characteristics will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration or consideration.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
•
changes in currency exchange rates
•
changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•
increased volatility
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•
substantially less volume on foreign stock markets and other securities markets
•
higher commissions and dealer mark-ups
•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
•
less uniform accounting, auditing and financial reporting standards
•
less publicly available information about a foreign issuer or borrower
•
less government regulation and oversight
•
unfavorable foreign tax laws
•
political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
•
differences in individual foreign economies
•
geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
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In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
GROWTH INVESTING STYLE RISK –  Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
HEALTHCARE CONCENTRATION RISK –  The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities.
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ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LIBOR RISK –  The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund, and the use of an alternative reference rate may adversely affect a Fund’s performance. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
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OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PRIVATE PLACEMENT RISK –  Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
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REAL ESTATE RELATED SECURITIES RISK –  The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see “Rule 144A Securities and Regulation S Securities Risk” below.
Rule 144A Securities and Regulation S Securities Risk–  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
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SECTOR RISK –  To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk–  Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation, and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk–  Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk–  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financial Sector Risk–  Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk–  The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk–  Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk–  The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has
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agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value or may even be overpriced. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2021, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $156.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of each of MidCap Value Fund and Small Cap Value Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Quality Value Fund, Small Cap Growth Fund, and Small Company Fund have approved the operation of the Fund under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.426 trillion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Capital Appreciation Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA selects and oversees the Fund’s portfolio management teams and determines how Fund assets are allocated among the Fund’s portfolio management teams. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
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Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Core Equity Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2008. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Dividend and Growth Fund
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Equity Income Fund
W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994. Effective June 30, 2022, Mr. Reckmeyer will no longer serve as a portfolio manager for the Fund.
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2004. Mr. Hand joined Wellington Management as an investment professional in 2004.
Adam H. Illfelder, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Illfelder was an investment professional with Putnam Investments from 1997 to 2005.
Growth Opportunities Fund
Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.
Mario E. Abularach, CFA, CMT, Senior Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.
Healthcare Fund
The Fund is managed by a team of global industry analysts. Each member of the team manages a portion of the Fund based upon their specific areas of coverage within the health care sector. The allocations to each sub-sector are determined by the team with the S&P Composite 1500 Health Care Index sub-industry classifications providing a framework for such allocations.
Ann C. Gallo, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund and has been involved in securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.
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Robert L. Deresiewicz, MD, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector. Dr. Deresiewicz joined Wellington Management as an investment professional in 2000. Effective June 30, 2022, Dr. Deresiewicz will no longer serve as a portfolio manager to the Fund.
Rebecca D. Sykes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2020 and has been involved in securities analysis for the Fund since 2007. Ms. Sykes joined Wellington Management in 2007 and has been an investment professional since 2005.
Wen Shi, PhD, CFA, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2021 and has been involved in securities analysis for the Fund since 2015. Dr. Shi joined Wellington Management as an investment professional in 2015.
David M. Khtikian, CFA, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Khtikian joined Wellington Management as an investment professional in 2013.
Fayyaz Mujtaba, Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Mujtaba joined Wellington Management as an investment professional in 2011.
MidCap Fund
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.
Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.
MidCap Value Fund
Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
Quality Value Fund
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017. Mr. Baker is also a portfolio manager for The Hartford Dividend and Growth Fund and Hartford Dividend and Growth HLS Fund. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and has been involved in securities analysis for the Fund since 2017. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Small Cap Growth Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2009. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Small Cap Value Fund
Sean Kammann, Managing Director and Equity Portfolio Manager, has served as portfolio manager of the Fund since 2018. Mr. Kammann joined Wellington Management as an investment professional in 2007.
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Small Company Fund
Steven C. Angeli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999. Mr. Angeli joined Wellington Management as an investment professional in 1994. Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund.
Ranjit Ramachandran, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.
John V. Schneider, CFA, Managing Director and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2018 and has been involved in securities analysis for the Fund since 2016. Mr. Schneider joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider was an investment professional at Granahan Investment Management (2006-2016) and MFS Investment Management (2000-2006).
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its management fee. For the fiscal year ended October 31, 2021, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Capital Appreciation Fund	0.66%
Core Equity Fund	0.33%
Dividend and Growth Fund	0.60%
Equity Income Fund	0.61%
Growth Opportunities Fund	0.70%
Healthcare Fund	0.84%
MidCap Fund	0.70%
MidCap Value Fund	0.71%
Quality Value Fund	0.45%
Small Cap Growth Fund	0.72%
Small Cap Value Fund	0.70%
Small Company Fund	0.79%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement for each Fund between the Investment Manager and the sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2021.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	C	I	R3	R4	R5	R6	Y	F
Capital Appreciation Fund	√	√	√	√	√	√	√	√	√
Core Equity Fund	√	√	√	√	√	√	√	√	√
Dividend and Growth Fund	√	√	√	√	√	√	√	√	√
Equity Income Fund	√	√	√	√	√	√	√	√	√
Growth Opportunities Fund	√	√	√	√	√	√	√	√	√
Healthcare Fund	√	√	√	√	√	√	√	√	√
MidCap Fund	√	√	√	√	√	√	√	√	√
MidCap Value Fund	√	√	√	√	√	√		√	√
Quality Value Fund	√	√	√	√	√	√	√	√	√
Small Cap Growth Fund	√	√	√	√	√	√	√	√	√
Small Cap Value Fund	√	√	√	√	√	√	√	√	√
Small Company Fund	√	√	√	√	√	√	√	√	√
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.
Effective April 1, 2022, Class A shares will no longer be available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Prior to April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. Effective April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, R5 and R6 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All
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other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6	None	None	None
Class Y	None	None	None
Class F	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
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How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge for each Fund as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and CDSC.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
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For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable
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for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares –  The Class A shares front-end sales charge may be waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
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if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
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college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
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investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
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purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
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any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
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to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
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for death or disability.
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under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
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•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
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for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
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Class A, Class C and Class I shares –  $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
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Class R3, Class R4, Class R5 and Class R6 shares –  no investment minimum and no subsequent investment minimum.
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Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
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Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. Effective April 1, 2022, Class A shares will no longer be available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii) purchases through reinvestment of dividends or capital gains distributions.
The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Prior to April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. Effective April 1, 2022, any such direct purchases received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
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On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
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By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
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In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
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Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
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By Phone: Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
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By Electronic Funds Transfer or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
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By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b): 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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•
Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
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Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
•
Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
•
Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and
•
Class Y shares may be converted into Class R6 shares or Class F shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or
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other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2022, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on
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purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6)
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transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
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Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the
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Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2021, the Investment Manager and its affiliates incurred approximately $68.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class R6 and F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
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As of January 1, 2022, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2021 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2021, the Investment Manager, HASCO and/or their affiliates incurred approximately $4.1 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2022, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Charles Schwab; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; and Wells Fargo. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Capital Appreciation Fund	Annually
Core Equity Fund	Annually
Dividend and Growth Fund	Quarterly
Equity Income Fund	Quarterly
Growth Opportunities Fund	Annually
Healthcare Fund	Annually
MidCap Fund	Annually
MidCap Value Fund	Annually
Quality Value Fund	Annually
Small Cap Growth Fund	Annually
Small Cap Value Fund	Annually
Small Company Fund	Annually
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%,
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depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You
109

also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
Prior to January 1, 2013, each Fund was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager.
Small Cap Value Fund
Performance information prior to June 4, 2012 for the Fund includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. Additionally, performance information includes the Fund’s performance when it invested prior to July 10, 2015, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to November 1, 2018 includes when the Fund used a quantitative multifactor approach to bottom-up stock selection.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Russell 1000 Growth Index is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 2000 Growth Index is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 2000 Value Index is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
The Russell 3000 Growth Index is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest companies based on their market capitalization.
The Russell Midcap Value Index is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
The S&P Composite 1500 Health Care Index is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
The S&P MidCap 400 Index is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
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Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2021 and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 was audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66(13)	12.84(13)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78(13)	14.81(13)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11(13)	15.31(13)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
For the Year Ended October 31, 2018
A	$41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
112

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2017
A	$34.49	$ 0.13	$ 7.39	$ 7.52	$ (0.15)	$ —	$ (0.15)	$ 41.86	21.86%	$ 4,613,982	1.09%(4)	1.08%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82(4)	1.82(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81(4)	0.81(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42(4)	1.40(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11(4)	1.11(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81(4)	0.80(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71(4)	0.71(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72(4)	0.72(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28(6)	1,103,972	0.71(4)(7)	0.71(4)(7)	0.65(7)	123
Hartford Core Equity Fund
For the Year Ended October 31, 2021
A	$36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
For the Year Ended October 31, 2018
A	$28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
113

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2017
A	$23.87	$ 0.27	$ 4.70	$ 4.97	$ (0.12)	$ (0.19)	$ (0.31)	$ 28.53	21.06%	$ 631,817	0.75%	0.75%	1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50	0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52	1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09	0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79	1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49	1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41	1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42	1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90(6)	585,057	0.41(7)	0.41(7)	1.39(7)	39
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2021
A	$24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
114

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2017
A	$23.49	$ 0.39	$ 4.75	$ 5.14	$ (0.38)	$ (0.79)	$ (1.17)	$ 27.46	22.40%	$ 3,619,123	1.00%	1.00%	1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74	0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80	1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35	1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05	1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74	1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64	1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66	1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49(6)	2,570,906	0.64(7)	0.64(7)	1.66(7)	26
The Hartford Equity Income Fund
For the Year Ended October 31, 2021
A	$17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
115

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2017
A	$17.97	$ 0.35	$ 3.24	$ 3.59	$ (0.32)	$ (0.60)	$ (0.92)	$ 20.64	20.51%	$ 1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45(6)	674,626	0.66(7)	0.66(7)	1.84(7)	16
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2021
A	$54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
For the Year Ended October 31, 2018
A	$46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
116

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$37.66	$ (0.23)	$ 10.17	$ 9.94	$ —	$ (1.40)	$ (1.40)	$ 46.20	27.40%	$ 1,914,743	1.11%	1.10%	(0.57)%	119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)	119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)	119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)	119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)	119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)	119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)	119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)	119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92(6)	617,087	0.75(7)	0.75(7)	(0.34)(7)	119
The Hartford Healthcare Fund
For the Year Ended October 31, 2021
A	$40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	—(8)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	—(9)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	—(8)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	—(9)	51
For the Year Ended October 31, 2020
A	$35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	—(8)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(10)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25(6)	1,341	0.91(7)	0.91(7)	0.06(7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
For the Year Ended October 31, 2018
A	$34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
117

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2017
A	$30.96	$ (0.12)	$ 7.04	$ 6.92	$ —	$ (3.02)	$ (3.02)	$ 34.86	24.28%	$ 714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33(6)	61,710	0.90(7)	0.90(7)	0.04(7)	23
The Hartford MidCap Fund
For the Year Ended October 31, 2021
A	$30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00(8)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00(9)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00(8)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
For the Year Ended October 31, 2018
A	$30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
118

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2017
A	$24.25	$ (0.11)	$ 7.00	$ 6.89	$ —	$ (0.78)	$ (0.78)	$ 30.36	29.02%	$ 2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19(6)	1,244,732	0.76(7)	0.76(7)	(0.15)(7)	30
The Hartford MidCap Value Fund
For the Year Ended October 31, 2021
A	$12.21	$ —(8)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	—(8)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00)(8)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
For the Year Ended October 31, 2018
A	$15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
119

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2017
A	$13.98	$ 0.01	$ 2.65	$ 2.66	$ —	$ (1.02)	$ (1.02)	$ 15.62	19.67%	$ 291,082	1.23%	1.23%	0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96	(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10	0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52	(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21	0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91	0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82	0.48	40
F(5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28(6)	238,682	0.81(7)	0.81(7)	0.46(7)	40
Hartford Quality Value Fund
For the Year Ended October 31, 2021
A	$18.61	$ 0.34	$ 7.76	$ 8.10	$ (0.44)	$ —	$ (0.44)	$ 26.27	44.08%	$ 188,344	0.97%	0.94%	1.44%	21%
C	15.78	0.14	6.57	6.71	(0.27)	—	(0.27)	22.22	42.97	3,397	1.80	1.71	0.71	21
I	18.37	0.41	7.65	8.06	(0.50)	—	(0.50)	25.93	44.56	20,153	0.65	0.63	1.73	21
R3	18.92	0.29	7.89	8.18	(0.39)	—	(0.39)	26.71	43.73	1,098	1.27	1.17	1.22	21
R4	19.13	0.37	7.97	8.34	(0.45)	—	(0.45)	27.02	44.20	4,775	0.97	0.88	1.50	21
R5	19.32	0.43	8.06	8.49	(0.51)	—	(0.51)	27.30	44.59	320	0.67	0.62	1.76	21
R6	19.38	0.48	8.06	8.54	(0.54)	—	(0.54)	27.38	44.79	257	0.56	0.46	1.95	21
Y	19.35	0.44	8.07	8.51	(0.52)	—	(0.52)	27.34	44.65	1,753	0.66	0.57	1.74	21
F	18.31	0.45	7.62	8.07	(0.54)	—	(0.54)	25.84	44.84	12,182	0.56	0.46	1.92	21
For the Year Ended October 31, 2020
A	$21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
For the Year Ended October 31, 2018
A	$20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6(11)	20.99	0.28	(0.53)(12)	(0.25)	—	—	—	20.74	(1.19)(6)	10	0.61(7)	0.59(7)	1.95(7)	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
120

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund – (continued)
For the Year Ended October 31, 2017
A	$17.94	$ 0.19	$ 2.64	$ 2.83	$ (0.14)	$ (0.14)	$ (0.28)	$ 20.49	15.89%	$ 180,059	1.20%	1.20%	0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93	0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94	1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53	0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20	0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91	1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83	1.31	39
F(5)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47(6)	12,030	0.80(7)	0.80(7)	1.17(7)	39
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2021
A	$51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	—(8)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
For the Year Ended October 31, 2018
A	$57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
121

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2017
A	$44.55	$ (0.25)	$ 13.25	$ 13.00	$ —	$ (0.31)	$ (0.31)	$ 57.24	29.28%	$ 215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24(6)	47,409	0.75(7)	0.75(7)	(0.24)(7)	56
Hartford Small Cap Value Fund
For the Year Ended October 31, 2021
A	$8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	—(8)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00)(8)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
For the Year Ended October 31, 2019
A	$13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6	13.99	0.05	0.11	0.16	—	—	—	14.15	1.14(6)	10	0.91(7)	0.84(7)	0.47(7)	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
122

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2017
A	$11.56	$ 0.04	$ 2.63	$ 2.67	$ (0.10)	$ —	$ (0.10)	$ 14.13	23.19%	$ 53,057	1.28%	1.27%	0.32%	83%
C	10.58	(0.05)	2.40	2.35	(0.02)	—	(0.02)	12.91	22.24	11,081	2.03	2.01	(0.41)	83
I	11.58	0.08	2.63	2.71	(0.14)	—	(0.14)	14.15	23.53	3,225	1.01	1.00	0.60	83
R3	11.87	0.01	2.69	2.70	(0.07)	—	(0.07)	14.50	22.79	723	1.63	1.50	0.09	83
R4	11.94	0.05	2.70	2.75	(0.08)	—	(0.08)	14.61	23.11	113	1.36	1.20	0.36	83
R5	11.96	0.10	2.71	2.81	(0.14)	—	(0.14)	14.63	23.63	44	1.01	0.90	0.74	83
Y	12.00	0.11	2.71	2.82	(0.16)	—	(0.16)	14.66	23.58	1,242	0.86	0.85	0.78	83
F	13.22	0.05	0.89	0.94	—	—	—	14.16	7.11(6)	86,675	0.88(7)	0.85(7)	0.52(7)	83
The Hartford Small Company Fund
For the Year Ended October 31, 2021
A	$25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
For the Year Ended October 31, 2020
A	$20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104
123

Financial Highlights
	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2017
A	$15.74	$ (0.12)	$ 4.72	$ 4.60	$ —	$ —	$ —	$ 20.34	29.16%	$ 252,187	1.39%	1.37%	(0.64)%	109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10	(1.40)	109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15	(0.51)	109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55	(0.84)	109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25	(0.53)	109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95	(0.20)	109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90	(0.38)	109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90	(0.08)	109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49(6)	81,831	0.92(7)	0.90(7)	(0.38)(7)	109

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.01 per share.
(9)	Amount is less than 0.01%.
(10)	Commenced operations on February 28, 2019.
(11)	Commenced operations on February 28, 2018.
(12)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and tim-
ing of per-share net realized and unrealized gain (loss) on such shares.

(13)
The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been revised since the October 31, 2021
Annual Report to reflect a non-material change of $0.01 to these amounts.

124

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
SEC File Numbers
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-DE22
March 1, 2022

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
A-1

•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
A-2

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-3

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time
A-4

of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
A-5

Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
A-6

CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
A-7

•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
A-8

Hartford Schroders Funds
Prospectus
March 1, 2022

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Hartford Schroders China A Fund	HSHAX	HSHCX	HSHIX	—	—	—	HSHYX	HSHFX	HSHRX
Hartford Schroders Diversified Emerging Markets Fund	HSXAX	HSXCX	HSXIX	—	—	—	HSXYX	HSXFX	HSDEX
Hartford Schroders Emerging Markets Equity Fund*	SEMVX	HHHCX	SEMNX	HHHRX	HHHSX	HHHTX	HHHYX	HHHFX	SEMTX
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSVX	HFZCX	SMSNX	HFZRX	HFZSX	HFZTX	HFZYX	HFZFX	SMSRX
Hartford Schroders International Multi-Cap Value Fund	SIDVX	HFYCX	SIDNX	HFYRX	HFYSX	HFYTX	HFYYX	HFYFX	SIDRX
Hartford Schroders International Stock Fund	SCVEX	HSWCX	SCIEX	HSWRX	HSWSX	HSWTX	HSWYX	HSWFX	SCIJX
Hartford Schroders Securitized Income Fund	HITAX	HITCX	HITIX	—	—	—	HITYX	HITFX	HITSX
Hartford Schroders Sustainable Core Bond Fund	—	—	HSAEX	HSACX	HSSBX	HSADX	SCBIX	HSSFX	SCBRX
Hartford Schroders Tax-Aware Bond Fund	STWVX	HFKCX	STWTX	—	—	—	HFKYX	HFKFX	HFKVX
Hartford Schroders US MidCap Opportunities Fund	SMDVX	HFDCX	SMDIX	HFDRX	HFDSX	HFDTX	HFDYX	HFDFX	SMDRX
Hartford Schroders US Small Cap Opportunities Fund	SCUVX	HOOCX	SCUIX	HOORX	HOOSX	HOOTX	HOOYX	HOOFX	SCURX
*  The Fund is closed to new investors. No purchases of the Fund’s shares are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS
P.O. BOX 219060
KANSAS CITY, MO 64121-9060

Hartford Schroders China A Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F	SDR
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Other expenses(2)	0.79%	0.76%	0.75%	0.75%	0.64%	0.64%
Total annual fund operating expenses	1.94%	2.66%	1.65%	1.65%	1.54%	1.54%
Fee waiver and/or expense reimbursement(3)	0.49%	0.41%	0.50%	0.54%	0.55%	0.55%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.45%	2.25%	1.15%	1.11%	0.99%	0.99%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class Y have been restated to reflect the estimated transfer agency fees for the current year.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.45% (Class A), 2.25% (Class C), 1.15% (Class I), 1.11% (Class Y), 0.99% (Class F), and 0.99% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$1,081	$1,497	$2,652
C	$328	$788	$1,374	$2,963
I	$117	$471	$850	$1,913
Y	$113	$468	$846	$1,909
F	$101	$433	$787	$1,788
SDR	$101	$433	$787	$1,788
If you did not redeem your shares:
C	$228	$788	$1,374	$2,963
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in China A shares and other instruments that have similar economic characteristics to such securities. China A shares are equity securities of companies located in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Fund will invest in China A shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). The Fund may also invest in China A shares through the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”) once the appropriate license is obtained or through other means of access which may become available in the future.
The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), use a fundamental, research driven, bottom-up stock selection approach to seek to identify companies that they believe offer the potential for capital growth. As part of their investment process, the Sub-Advisers apply quantitative and qualitative screens, as well as engage with management of certain issuers, to determine the investable universe of companies. Within this universe, the Sub-Advisers generally consider the following when determining whether to purchase a security of a company: the likelihood of the company to grow shareholder value in the long term; the return on invested capital of the company; the relative valuation of the company; the quality of the company, including the sustainability of its business model; and whether the company has any proprietary competitive advantages. The Sub-Advisers generally sell securities when: they believe the issuer no longer presents an attractive value proposition; they identify more favorable investment opportunities; or they believe that the original investment thesis is irrelevant due to a material change in the company or the industry in which it operates. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability.
The Fund may invest in securities of any market capitalization. The Fund may also invest in common and preferred stock, and depositary receipts, including Chinese Depositary Receipts (“CDRs”). The Fund may use derivatives, such as futures contracts, forward currency contracts and option contracts, in order to gain exposure to particular securities or markets, in connection with hedging transactions, equitizing cash, or otherwise to seek to increase total return.
The Fund may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
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Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
China A Shares Risk – As a result of the Fund’s focus in China A shares, the Fund may be subject to increased currency, political, economic, social, environmental, regulatory and other risks not typically associated with investing in a larger number of countries or regions. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund’s ability to trade in China A shares during those periods. Trading suspensions in certain stocks, extended market closures, or the imposition of sanctions, tariffs, or other governmental restrictions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund. The Fund’s investments in China A shares are generally subject to the laws of the People’s Republic of China (“PRC”), including local securities regulations and listing rules. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to its China A shares holdings. Currently, there are temporary tax exemptions and non-taxable treatments with respect of assets traded via Stock Connect and QFII Programs. If these exemptions and tax treatments are withdrawn or modified, there is a risk that the PRC tax authorities may seek to collect tax on gains realized on the Fund’s investments in China A shares. As a result, the Fund would be subject to additional tax, which would adversely impact the Fund’s net asset value.
Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict the Fund’s ability to invest in China A shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. If the Fund invests through the QFII Programs, it may be subject to additional risks, such as failure to achieve best execution, trading disruption, custody risk and credit loss. In difficult market conditions, the Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the Fund’s liquidity.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
5

Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi (“RMB”) exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. At times there may be insufficient offshore RMB for the Fund to remain fully invested in Chinese equities.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Depositary Receipts Risk –  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and
6

there may not be a correlation between such information and the market value of the depositary receipts. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
7

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows the Fund’s total return for the first full calendar year of operation
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the period shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	8.84%	June 30, 2021
Worst Quarter Return	-7.70%	September 30, 2021
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
8

Average annual total returns for periods ending December 31, 2021 (including sales charges)
		Since Inception
Share Classes	1 Year	(3/31/2020)
Class A – Return Before Taxes	1.09%	36.96%
– Return After Taxes on Distributions	0.71%	34.00%
– Return After Taxes on Distributions and Sale of Fund Shares	0.79%	27.68%
Share Classes (Return Before Taxes)
Class C	5.31%	40.42%
Class I	7.24%	41.74%
Class Y	7.37%	41.87%
Class F	7.43%	42.01%
Class SDR	7.43%	42.01%
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	4.03%	31.38%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Jack Lee, CFA	Portfolio Manager	2020
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
9

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
10

Hartford Schroders Diversified Emerging Markets Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F	SDR
Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Other expenses(2)	0.31%	0.30%	0.31%	0.31%	0.21%	0.21%
Total annual fund operating expenses	1.40%	2.14%	1.15%	1.15%	1.05%	1.05%
Fee waiver and/or expense reimbursement(3)	0.06%	0.00%	0.11%	0.16%	0.16%	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.34%	2.14%	1.04%	0.99%	0.89%	0.89%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” are based on estimated amounts for the current year.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.34% (Class A), 2.14% (Class C), 1.04% (Class I), 0.99% (Class Y), 0.89% (Class F), and 0.89% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3
A	$679	$963
C	$317	$670
I	$106	$354
Y	$101	$350
F	$91	$318
SDR	$91	$318
If you did not redeem your shares:
C	$217	$670
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From September 30, 2021 (commencement of operations) through October 31, 2021, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity or equity related securities of emerging market companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider emerging market companies to be issuers listed or domiciled in, deriving more than 50% of their revenues or profits from, or having more than 50% of their assets in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Fund’s Sub-Advisers consider to be emerging market countries based on their evaluation of their level of economic development or the size and experience of their securities markets.
In selecting investments for the Fund, the Sub-Advisers combine both fundamental and quantitative analysis along with their sustainable investing criteria. The Sub-Advisers analyze the broad universe of emerging market companies to create a diversified portfolio and seek to maximize the potential investment opportunity. The Sub-Advisers combine the investment processes of two internal investment management teams, the Global Emerging Markets (GEM) investment team and the Quantitative Equity Products (QEP) investment team (the “Teams”). This collaborative approach involves both consideration of bottom-up factors –  which include a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages –  as well as a focus on companies that have certain value and/or quality characteristics, where the Teams seek to select relatively inexpensive stocks of issuers located in emerging markets based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, sales growth, financial strength, and good governance.
The Sub-Advisers seek to maintain a higher overall environmental, social and governance (“ESG”) score for the Fund, in the aggregate, than that of the Fund’s benchmark, MSCI Emerging Markets Index (Net), based on the Sub-Advisers’ proprietary rating system. For purposes of determining which securities meet the Sub-Advisers’ sustainable investing criteria, the Sub-Advisers will use their internally developed ESG scores to identify companies, in their view, that demonstrate sound or improving sustainability practices. This includes companies that have an attractive ESG score based on the Sub-Advisers’ proprietary rating system and/or companies that the Sub-Advisers engage with to improve sustainable practices. The Sub-Advisers’ ESG scores evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which are considered in the assessment of investments.
The Fund does not generally invest in companies that are significantly involved in certain industries, product lines or services, including but not limited to, tobacco, gambling, alcohol, thermal coal, nuclear power, palm oil, shale oil/gas & tar sands, as determined from time to time by the Sub-Advisers, unless the Sub-Advisers view the issuer as one which contributes to or is aligning itself with long-term ESG initiatives. In addition, the Fund does not directly invest in companies that are significantly involved in certain industries, product lines or services, such as controversial weapons. In determining whether a company is significantly involved in the industries, product lines or services listed above, the
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Sub-Advisers typically use revenue thresholds attributable to certain industries, product lines or services (e.g., companies that derive 5% or more of their revenues from thermal coal power generation) and categorical exclusions for other industries, product lines or services (e.g., controversial weapons). These exclusionary criteria may be updated periodically by the Sub-Advisers without notice to shareholders to, among other things, add or remove certain industries, product lines or services from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries, product lines or services from a categorical exclusion to a revenue threshold, or vice versa.
The Sub-Advisers seek to have a diversified portfolio of Fund holdings across region, country, sector, market capitalization and style, although the extent of that representation may vary. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country weights of the Fund’s benchmark index along with their quantitative country allocation model as a guide when making allocation decisions. As a result of this analysis, the Fund may invest more than 25% of its assets in securities of companies located in China. Securities of companies located in China include China H-shares and China A-shares, among others.
The Fund may also enter into exchange-traded or over-the-counter derivative transactions including but not limited to futures contracts and foreign exchange forwards. The Fund may enter into these transactions to replicate certain direct investments.
The equity securities in which the Fund may invest include, but are not limited to, common stock and preferred stock. The Fund may trade securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
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Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be
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worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Sustainable Investing Risk –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the Sub-Advisers evaluate ESG characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the Sub-Advisers to fit within their sustainability criteria do not operate as anticipated. Although the Sub-Advisers seek to identify issuers that fit within their sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Sub-Advisers’ exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
New Fund Risk –  The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
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Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Because the Fund had been in operation for less than one full calendar year as of December 31, 2021, no performance history has been provided. Updated performance information is available at hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2021
David Philpotts	Portfolio Manager	2021
Gordon Huang	Portfolio Manager	2021
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
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TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Hartford Schroders Emerging Markets Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.19%	0.13%	0.22%	0.26%	0.21%	0.16%	0.15%	0.04%	0.04%
Total annual fund operating expenses	1.45%	2.14%	1.23%	1.77%	1.47%	1.17%	1.16%	1.05%	1.05%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$983	$1,299	$2,190
C	$317	$670	$1,149	$2,472
I	$125	$390	$676	$1,489
R3	$180	$557	$959	$2,084
R4	$150	$465	$803	$1,757
R5	$119	$372	$644	$1,420
Y	$118	$368	$638	$1,409
F	$107	$334	$579	$1,283
SDR	$107	$334	$579	$1,283
If you did not redeem your shares:
C	$217	$670	$1,149	$2,472
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity securities of “emerging market” companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider emerging market companies to be issuers listed or domiciled in, deriving more than 50% of their revenues or profits from, or having more than 50% of their assets in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Fund’s Sub-Advisers consider to be emerging market countries based on their evaluation of their level of economic development or the size and experience of their securities markets.
The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country weights of the Fund’s benchmark index along with their quantitative country allocation model as a guide when making allocation decisions. As a result of this analysis, the Fund may invest more than 25% of its assets in securities of companies located in China. Securities of companies located in China include China H-shares and China A-shares, among others. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider bottom-up factors in evaluating investment opportunities. These factors include a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock (or units of ordinary and preference shares), and depositary receipts. The Fund may invest in companies of any size market capitalization, but tends to focus on mid to large cap companies. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
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Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
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Depositary Receipts Risk –  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
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The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	21.26%	December 31, 2020
Worst Quarter Return	-23.23%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-10.57%	9.72%	5.56%
– Return After Taxes on Distributions	-10.43%	9.68%	5.57%
– Return After Taxes on Distributions and Sale of Fund Shares	-6.06%	7.89%	4.62%
Share Classes (Return Before Taxes)
Class C*	-6.93%	10.19%	5.91%
Class I	-5.10%	11.24%	6.42%
Class R3*	-5.53%	10.79%	6.19%
Class R4*	-5.32%	11.08%	6.34%
Class R5*	-5.05%	11.28%	6.44%
Class Y*	-4.98%	11.36%	6.48%
Class F**	-4.93%	11.41%	6.50%
Class SDR***	-4.97%	11.42%	6.54%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-2.54%	9.87%	5.49%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2014
Robert Davy	Portfolio Manager	2006
James Gotto	Portfolio Manager	2006
Waj Hashmi, CFA	Portfolio Manager	2006
Nicholas Field	Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to new investors. No purchases of the Fund’s shares are allowed, except as follows: (i) purchases by shareholders of record of the Fund as of April 15, 2021 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund, or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford mutual funds, through participation in broker/dealer wrap fee programs (i.e., certain approved broker/dealer wrap fee programs can place new shareholders into the Fund); (iv) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (v) purchases by Hartford Funds’ fund of funds; (vi) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before April 15, 2021; (vii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients; (viii) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization; and (ix) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of the Sub-Advisers, and directors of The Hartford Mutual Funds II, Inc. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Hartford Schroders Emerging Markets Multi-Sector Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a return of long-term capital growth and income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.53%	0.62%	0.46%	0.59%	0.54%	0.49%	0.48%	0.37%	0.37%
Total annual fund operating expenses	1.48%	2.32%	1.16%	1.79%	1.49%	1.19%	1.18%	1.07%	1.07%
Fee waiver and/or expense reimbursement(3)	0.33%	0.42%	0.26%	0.34%	0.34%	0.34%	0.33%	0.32%	0.32%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class Y have been restated to reflect the estimated transfer agency fees for the current year.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.15% (Class A), 1.90% (Class C), 0.90% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5), 0.85% (Class Y), 0.75% (Class F), and 0.75% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$562	$866	$1,192	$2,112
C	$293	$684	$1,202	$2,624
I	$92	$343	$613	$1,386
R3	$148	$530	$938	$2,077
R4	$117	$438	$781	$1,750
R5	$87	$344	$622	$1,413
Y	$87	$342	$617	$1,402
F	$77	$309	$559	$1,277
SDR	$77	$309	$559	$1,277
If you did not redeem your shares:
C	$193	$684	$1,202	$2,624
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers“), allocate the Fund’s assets among sectors within the fixed-income market based on their assessment of the relative values and the risks and rewards the sectors present. In selecting investments for the Fund, the Sub-Advisers seek to identify bonds that offer what they consider the best possible risk/reward profile. In addition, the Sub-Advisers integrate financially material environmental, social and governance (”ESG“) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the Sub-Advisers’ view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration. The Sub-Advisers’ investment process may result in frequent trading of the Fund’s portfolio securities.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, swap contracts (including interest rate swaps, total return swaps, and credit default swaps) and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund may enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Emerging market countries include countries that the Fund’s Sub-Advisers consider to be emerging market countries based on the Sub-Advisers’ evaluation of such country’s level of economic development or the size and experience of such country’s securities market. Countries considered by the Fund’s Sub-Advisers not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and certain countries within the Eurozone. The Fund will consider an issuer to be located in an emerging
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market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets
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may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and inflation has begun to increase. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
28

Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and ”More Information About Risks“ in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
29

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.21%	June 30, 2020
Worst Quarter Return	-19.76%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
			Since Inception
Share Classes	1 Year	5 Years	(6/25/2013)
Class A – Return Before Taxes	-8.87%	1.75%	1.96%
– Return After Taxes on Distributions	-10.44%	-0.12%	0.11%
– Return After Taxes on Distributions and Sale of Fund Shares	-5.24%	0.55%	0.68%
Share Classes (Return Before Taxes)
Class C*	-6.10%	1.90%	2.12%
Class I	-4.22%	2.98%	2.77%
Class R3*	-4.73%	2.68%	2.58%
Class R4*	-4.46%	2.86%	2.69%
Class R5*	-4.17%	2.99%	2.78%
Class Y*	-4.17%	3.04%	2.81%
Class F**	-4.10%	3.02%	2.79%
Class SDR***	-4.08%	3.07%	2.86%
JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted	-3.26%	4.33%	3.74%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
30

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Fernando Grisales, CFA	Portfolio Manager	2013
Autumn Graham	Portfolio Manager	2021
Abdallah Guezour	Portfolio Manager	2021
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
31

Hartford Schroders International Multi-Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.15%	0.16%	0.27%	0.22%	0.15%	0.16%	0.05%	0.05%
Total annual fund operating expenses	1.11%	1.85%	0.86%	1.47%	1.17%	0.85%	0.86%	0.75%	0.75%
Fee waiver and/or expense reimbursement(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.11%	1.85%	0.86%	1.47%	1.17%	0.85%	0.84%	0.75%	0.75%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y as follows: 0.09%. This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
32

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$657	$883	$1,128	$1,827
C	$288	$582	$1,001	$2,169
I	$88	$274	$477	$1,061
R3	$150	$465	$803	$1,757
R4	$119	$372	$644	$1,420
R5	$87	$271	$471	$1,049
Y	$86	$272	$475	$1,059
F	$77	$240	$417	$930
SDR	$77	$240	$417	$930
If you did not redeem your shares:
C	$188	$582	$1,001	$2,169
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), consider to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stock and preferred stock. The Fund may trade securities actively.
The Sub-Advisers apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. The Sub-Advisers do not consider benchmark weights when they construct the Fund’s portfolio. The Sub-Advisers believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The Sub-Advisers seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. The Fund does not generally invest in companies that generate over 5% of their revenue from thermal coal or companies with a high level of thermal coal reserves (over 1,500 metric tons); the Sub-Advisers believe these types of companies present sustainability risks that are detrimental to returns. The Sub-Advisers generally sell securities in the Fund when the Sub-Advisers believe they are fully priced or to take advantage of other investments the Sub-Advisers consider more attractive.
Although the Fund may invest in any country in the world, including “emerging market” countries, the Sub-Advisers expect that a substantial portion of the Fund’s investments will normally be in countries included in the MSCI ACWI ex USA Index. The Sub-Advisers will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.
33

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
34

Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. The Fund’s exclusion of certain investments from its investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
35

Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	17.47%	December 31, 2020
Worst Quarter Return	-27.97%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.25%	5.80%	6.30%
– Return After Taxes on Distributions	6.82%	5.03%	5.32%
– Return After Taxes on Distributions and Sale of Fund Shares	4.91%	4.46%	4.82%
Share Classes (Return Before Taxes)
Class C*	11.59%	6.21%	6.61%
Class I	13.88%	7.31%	7.19%
Class R3*	13.05%	6.67%	6.86%
Class R4*	13.49%	6.97%	7.01%
Class R5*	13.78%	7.28%	7.18%
Class Y*	13.81%	7.37%	7.22%
Class F**	13.88%	7.41%	7.24%
Class SDR***	13.91%	7.38%	7.26%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.82%	9.61%	7.28%
MSCI ACWI ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.46%	6.00%	5.29%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
36

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Justin Abercrombie*	Portfolio Manager	2006
Stephen Langford, CFA	Portfolio Manager	2006
David Philpotts	Portfolio Manager	2006
Lukas Kamblevicius	Portfolio Manager	2021
*
Effective April 1, 2022, Justin Abercrombie will no longer serve as a portfolio manager to the Fund. Mr. Abercrombie will continue to transition his portfolio management responsibilities to the Fund’s other portfolio managers until April 1, 2022.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
37

Hartford Schroders International Stock Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.15%	0.14%	0.13%	0.26%	0.21%	0.15%	0.15%	0.04%	0.05%
Total annual fund operating expenses	1.06%	1.80%	0.79%	1.42%	1.12%	0.81%	0.81%	0.70%	0.71%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$652	$869	$1,103	$1,773
C	$283	$566	$975	$2,116
I	$81	$252	$439	$978
R3	$145	$449	$776	$1,702
R4	$114	$356	$617	$1,363
R5	$83	$259	$450	$1,002
Y	$83	$259	$450	$1,002
F	$72	$224	$390	$871
SDR	$73	$227	$395	$883
If you did not redeem your shares:
C	$183	$566	$975	$2,116
38

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. The Fund may invest in companies of any market capitalization.
The Fund will consider an issuer to be located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund may invest in companies domiciled in emerging markets as a percentage of its net assets up to the greater of (a) 25% or (b) the weight of emerging markets in the MSCI ACWI ex USA Index plus 10%.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
39

Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
40

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	22.26%	June 30, 2020
Worst Quarter Return	-20.48%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.99%	13.04%	9.29%
– Return After Taxes on Distributions	4.69%	12.49%	8.88%
– Return After Taxes on Distributions and Sale of Fund Shares	3.33%	10.34%	7.58%
Share Classes (Return Before Taxes)
Class C*	9.24%	13.50%	9.64%
Class I	11.38%	14.65%	10.21%
Class R3*	10.70%	14.20%	9.99%
Class R4*	10.99%	14.42%	10.09%
Class R5*	11.37%	14.66%	10.22%
Class Y*	11.34%	14.69%	10.23%
Class F**	11.47%	14.74%	10.26%
Class SDR***	11.49%	14.73%	10.28%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.82%	9.61%	7.28%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
41

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
James Gautrey, CFA	Portfolio Manager	2014
Simon Webber, CFA	Portfolio Manager	2010
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
42

Hartford Schroders Securitized Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return consistent with preservation of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F	SDR
Management fees(2)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Total other expenses	0.25%	0.28%	0.24%	0.23%	0.19%	0.19%
Interest expense(3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(4)	0.25%	0.28%	0.24%	0.23%	0.19%	0.19%
Total annual fund operating expenses	0.90%	1.68%	0.64%	0.63%	0.59%	0.59%
Fee waiver and/or expense reimbursement(5)	0.05%	0.00%	0.04%	0.08%	0.14%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	0.85%	1.68%	0.60%	0.55%	0.45%	0.45%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect current fees.
(3)
“Interest expense” has been restated and is estimated based on the Fund’s current investment strategies, which reflects the Fund’s intention to no longer invest in reverse repurchase agreements. For the most recent annual period ended October 31, 2021, “Interest expense” related to the use of reverse repurchase agreements was equal to 0.14% of the Fund’s average net assets on an annualized basis.
(4)
“Other expenses” for Class A and Class Y have been restated to reflect the estimated transfer agency fees for the current year.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.85% (Class A), 1.70% (Class C), 0.60% (Class I), 0.55% (Class Y), 0.45% (Class F), and 0.45% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
43

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$384	$574	$779	$1,370
C	$271	$530	$913	$1,987
I	$61	$201	$353	$795
Y	$56	$194	$343	$779
F	$46	$175	$315	$725
SDR	$46	$175	$315	$725
If you did not redeem your shares:
C	$171	$530	$913	$1,987
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in U.S. and foreign fixed and floating rate securitized credit instruments. Under normal market conditions, the Fund will invest at least 80% of its assets in such securitized credit instruments. Securitized credit instruments include commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), agency and non-agency residential mortgage-backed securities (“RMBS”), collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”), and uniform mortgage-backed securities (“UMBS”). Agency MBS and Agency CMBS are issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund’s investments may include exposure to both senior and subordinated tranches of each of these types of securitized credit instruments.
Although the Fund may invest in securities of any maturity or duration, the Fund expects to maintain a dollar weighted average duration of 3 years or less under normal market conditions. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure will incorporate a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
The Fund may invest in mortgage-related high-yield instruments rated below investment grade (commonly referred to as “junk bonds”). The Fund may invest up to 25% of its net assets in non-U.S. securities, which may include non-U.S. dollar denominated foreign mortgage-related securities. Generally, a security is considered to be a U.S. or non-U.S. security based on the issuer’s “country of risk,” as determined by the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), based on information provided by one or more third-party service providers. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and certain securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may invest in mortgage dollar rolls. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. The Fund may use forward currency contracts to hedge currency risk and may engage in repurchase agreement transactions.
The Sub-Adviser uses a research oriented, value-driven approach to investment and seeks to diversify credit risk and access sectors with the strongest fundamentals over the course of a credit cycle. The Sub-Adviser seeks to add value at different points in the credit cycle by capitalizing on inefficiencies within and among the financing markets for assets, including cyclical opportunities, and opportunities driven by regulation. In general, the Fund seeks to benefit from various risk premiums found within the securitized debt markets, capturing value through security selection, sector rotation and issue specific selection. In addition, the Sub-Adviser integrates financially material environmental, social and governance (“ESG”) characteristics into its investment process. The Sub-Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability.
44

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and inflation has begun to increase. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect
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the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Active Investment Management Risk –  The risk that, if the Sub-Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
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To Be Announced (TBA) Transactions Risk –  TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Repurchase Agreements Risk –  The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
LIBOR Risk –  The Fund may invest in certain securities, derivatives, or other financial instruments that use a London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. The ICE Benchmark Administration Limited, the administrator of LIBOR, has ceased publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings are expected to be discontinued on June 30, 2023. Some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the use of an alternative reference rate may adversely affect the Fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
•
Reflect the Fund’s performance when it pursued a modified investment strategy prior to December 1, 2021.
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The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	6.57%	June 30, 2020
Worst Quarter Return	-8.78%	March 31, 2020
Average Annual Total Returns. Effective December 31, 2021, the Fund changed its benchmark to the ICE BofA 1-3 Year US Corporate Index from the ICE BofA US ABS & CMBS Index and the S&P/LSTA Leveraged Loan Index. The table below shows returns for the Fund over time compared to those of three broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
		Since Inception
Share Classes	1 Year	(2/28/2019)
Class A – Return Before Taxes	-1.60%	0.43%
– Return After Taxes on Distributions	-2.16%	-0.39%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.95%	-0.02%
Share Classes (Return Before Taxes)
Class C*	-0.57%	0.85%
Class I	1.44%	1.56%
Class Y	1.49%	1.58%
Class F	1.59%	1.64%
Class SDR	1.59%	1.63%
ICE BofA 1-3 Year US Corporate Index** (reflects no deduction for fees, expenses or taxes)	-0.01%	2.97%
ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes)	0.05%	3.54%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	5.20%	4.44%
*
Class C shares commenced operations on February 28, 2020 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Performance prior to Class C’s inception date has not been adjusted to reflect the operating expenses of Class C. If the performance were adjusted, it would have been lower.
**
Effective December 31, 2021, the Fund changed its benchmark to the ICE BofA 1-3 Year US Corporate Index from the ICE BofA US ABS & CMBS Index and the S&P/LSTA Leveraged Loan Index. The Fund changed its benchmark because the Fund’s Investment Manager believes the new benchmark’s duration profile and credit quality profile are more representative of the Fund’s investment strategy.
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Michelle Russell-Dowe	Portfolio Manager and Head of Securitized Credit	2019
Anthony Breaks	Portfolio Manager	2019
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Hartford Schroders Sustainable Core Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return consistent with the preservation of capital while giving special consideration to certain sustainability criteria.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	I	R3	R4	R5	Y	F	SDR
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and service (12b-1) fees	None	0.50%	0.25%	None	None	None	None
Other expenses(1)	0.29%	0.40%	0.35%	0.29%	0.29%	0.19%	0.19%
Total annual fund operating expenses	0.61%	1.22%	0.92%	0.61%	0.61%	0.51%	0.51%
Fee waiver and/or expense reimbursement(2)	0.10%	0.16%	0.16%	0.15%	0.21%	0.15%	0.19%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.51%	1.06%	0.76%	0.46%	0.40%	0.36%	0.32%
(1)
“Other expenses” are based on estimated amounts for the current year.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.51% (Class I), 1.06% (Class R3), 0.76% (Class R4), 0.46% (Class R5), 0.40% (Class Y), 0.36% (Class F), and 0.32% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 for Classes I, R3, R4, R5, and F, and until November 15, 2023 for Classes Y and SDR unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
I	$52	$185	$330	$753
R3	$108	$371	$655	$1,463
R4	$78	$277	$494	$1,117
R5	$47	$180	$325	$748
Y	$41	$174	$319	$742
F	$37	$148	$270	$626
SDR	$33	$144	$266	$622
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the portfolio turnover rate of the Predecessor Fund (as defined below) was 179% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities that meet the sustainability criteria of the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”) as described below. The Fund’s total return includes income earned on the Fund’s investments, plus capital appreciation, if any.
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Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement), inflation-indexed bonds, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in U.S. dollar-denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents. The Sub-Adviser may use derivatives, typically exchange-traded futures, for hedging or investment purposes. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Adviser’s outlook on the market.
While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Sub-Adviser seeks to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, on an adjusted basis. As of December 31, 2021, the average effective duration of the Bloomberg US Aggregate Bond Index was 6.78 years. The Fund’s average effective duration may vary over time depending on market and economic conditions. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates.
The Sub-Adviser’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Sub-Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that the Sub-Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark. The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.
For purposes of determining which investments meet the Sub-Adviser’s sustainability criteria, the Sub-Adviser evaluates the impact and risk around sustainability and environmental, social and governance (“ESG”) issues. A security will meet the sustainability criteria of the Sub-Adviser, if one or more of the following three conditions is met at the time of purchase: 1) the security’s sustainability score obtained from the Sub-Adviser’s proprietary sustainability tool is rated above the overall sustainability score of the Fund’s benchmark; 2) the security’s sustainability score obtained from the Sub-Adviser’s proprietary sustainability tool is at or above that of its respective sector score of the Fund’s benchmark; and/or 3) the security receives an improving internal sustainability assessment from the Sub-Adviser’s qualitative analysis. In implementing the investment strategy, the Sub-Adviser seeks to maintain a higher overall sustainability score for the Fund than that of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, as measured through the Sub-Adviser’s proprietary sustainable scoring methodology. The Sub-Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as a key component in its assessment of a company’s risk and potential for profitability. This assessment is supported by both quantitative analysis from the Sub-Adviser’s proprietary sustainability tools and qualitative analysis from the Sub-Adviser’s analysts, which award a sustainability score to each company. The Fund does not generally invest in companies that are significantly involved in certain industries, product lines or services, including but not limited to, thermal coal extraction, thermal coal energy generation, or tobacco production, as determined from time to time by the Sub-Adviser, unless the Sub-Adviser views the issuer as one which contributes to or is aligning itself with long-term sustainability initiatives. In addition, the Fund does not directly invest in companies that are significantly involved in certain industries, product lines or services, such as controversial weapons. In determining whether a company is significantly involved in the industries, product lines or services listed above, the Sub-Adviser typically uses revenue thresholds attributable to certain industries, product lines or services (e.g., companies that derive 10% or more of their revenues from thermal coal extraction) and categorical exclusions for other industries, product lines or services (e.g., controversial weapons). These exclusionary criteria may be updated periodically by the Sub-Adviser without notice to
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shareholders to, among other things, add or remove certain industries, product lines or services from the screening process, revise the revenue thresholds and categorical exclusions applicable to such activities, or change particular industries, product lines or services from a categorical exclusion to a revenue threshold, or vice versa.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Active Investment Management Risk –  The risk that, if the Sub-Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and inflation has begun to increase. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.
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The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Municipal Securities Risk –  Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sustainable Investing Risk –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the Sub-Adviser evaluates ESG characteristics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the Sub-Adviser to fit within its sustainability criteria do not operate as anticipated. Although the Sub-Adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Sub-Adviser’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Adviser seeks exposure, or the overall securities markets.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Inflation-Protected Securities Risk –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates
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decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
LIBOR Risk –  The Fund may invest in certain securities, derivatives, or other financial instruments that use a London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. The ICE Benchmark Administration Limited, the administrator of LIBOR, has ceased publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings are expected to be discontinued on June 30, 2023. Some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the use of an alternative reference rate may adversely affect the Fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
To Be Announced (TBA) Transactions Risk –  TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
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Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Sovereign Debt Risk –  Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective after the close of business on November 12, 2021, the Schroder Core Bond Fund (the “Predecessor Fund”) was reorganized into the Fund (the “Core Bond Reorganization”). The performance information for periods prior to the Core Bond Reorganization is that of the Predecessor Fund. Prior to the Core Bond Reorganization, Class SDR shares were called R6 Shares and Class Y shares were called Investor Shares. Prior to the Core Bond Reorganization, SIMNA served as the investment manager to the Predecessor Fund and from December 1, 2019 to April 9, 2021, Schroder Investment Management North America Limited served as the sub-adviser to the Predecessor Fund.
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The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to the Core Bond Reorganization
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Shows the returns of Class SDR shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	4.74%	June 30, 2020
Worst Quarter Return	-3.44%	March 31, 2021
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class SDR shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021
		Since Inception
Share Classes	1 Year	(01/31/2018)
Class SDR - Return Before Taxes	-1.24%	4.68%
- Return After Taxes on Distributions	-2.53%	3.13%
- Return After Taxes on Distributions and Sale of Fund Shares	-0.74%	2.97%
Share Classes (Return Before Taxes)
Class I*	-1.15%	4.70%
Class R3**	-0.99%	4.75%
Class R4**	-0.93%	4.77%
Class R5**	-0.88%	4.78%
Class Y***	-1.23%	4.68%
Class F**	-0.86%	4.79%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.96%
*
Class I shares commenced operations on November 12, 2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s Investor Shares and, prior to June 29, 2020 (the inception date of the Predecessor Fund’s Investor Shares), the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares.
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**
Class R3, Class R4, Class R5 and Class F shares commenced operations on November 12, 2021 and performance prior to this date reflects the historical performance, fees and expenses of the Predecessor Fund’s R6 Shares.
***
Performance for Class Y shares prior to June 29, 2020 (the inception date of the Predecessor Fund’s Investor Shares) reflects the historical performance, fees and expenses of R6 Shares of the Predecessor Fund.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Lisa Hornby, CFA	Portfolio Manager and Head of US Multi-Sector Fixed Income	2018
Neil G. Sutherland, CFA	Portfolio Manager	2018
Julio C. Bonilla, CFA	Portfolio Manager	2018
Eric Lau, CFA	Portfolio Manager	2020
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Hartford Schroders Tax-Aware Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks total return on an after-tax basis.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F	SDR
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Other expenses	0.12%	0.19%	0.14%	0.17%	0.06%	0.06%
Total annual fund operating expenses	0.82%	1.64%	0.59%	0.62%	0.51%	0.51%
Fee waiver and/or expense reimbursement(2)	0.11%	0.05%	0.10%	0.06%	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.71%	1.59%	0.49%	0.56%	0.46%	0.46%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 0.75% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.71% (Class A), 1.59% (Class C), 0.49% (Class I), 0.56% (Class Y), 0.46% (Class F), and 0.46% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$690	$874	$1,408
C	$262	$512	$887	$1,939
I	$50	$179	$319	$728
Y	$57	$192	$340	$769
F	$47	$159	$280	$636
SDR	$47	$159	$280	$636
If you did not redeem your shares:
C	$162	$512	$887	$1,939
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments.
Schroder Investment Management North America Inc. (“SIMNA”) serves as the Fund’s sub-adviser. SIMNA may use a sub-sub-adviser, Schroder Investment Management North America Limited (“SIMNA Ltd.”), which is an affiliate of SIMNA. References to “Sub-Advisers” include SIMNA Ltd., as applicable, with respect to its role as sub-sub-adviser to the Fund.
Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Sub-Advisers, to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Advisers’ assessment of market and economic conditions and other factors. The Fund may trade securities actively.
In seeking to achieve the Fund’s investment objective, the Sub-Advisers employ a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any. The Sub-Advisers allocate the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Advisers’ outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax (“AMT”) or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Advisers take into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Advisers assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. As part of this analysis, the Sub-Advisers also consider sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability.
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As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, and options on futures. The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and inflation has begun to increase. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Municipal Securities Risk –  Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
60

Mortgage-Related and Asset-Backed Securities Risk –  Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These mortgage-related or asset-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Uniform mortgage-backed securities, which generally align the characteristics of Fannie Mae and Freddie Mac certificates, are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
To Be Announced (TBA) Transactions Risk –  TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
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Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
State-Specific Risk –  A fund that may invest more than 25% of its total assets in municipal securities of issuers in one or more states is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund may be more exposed to negative political or economic factors in those states than a fund that invests more widely.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Advisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
62

PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund and the Predecessor Fund’s predecessor. Prior to October 24, 2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	6.13%	March 31, 2014
Worst Quarter Return	-6.00%	June 30, 2013
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A*– Return Before Taxes	-4.72%	2.38%	3.64%
– Return After Taxes on Distributions	-5.21%	1.80%	3.15%
– Return After Taxes on Distributions and Sale of Fund Shares	-2.37%	1.90%	3.07%
Share Classes (Return Before Taxes)
Class C**	-2.07%	2.47%	3.80%
Class I	0.00%	3.57%	4.38%
Class Y**	-0.15%	3.52%	4.35%
Class F***	-0.05%	3.58%	4.39%
Class SDR**	0.03%	3.57%	4.38%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.52%	4.17%	3.72%
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*
Performance for Class A shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares.
**
Class C, Class Y and Class SDR shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
***
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Lisa Hornby, CFA	Portfolio Manager	2018
Neil G. Sutherland, CFA	Portfolio Manager	2011
Julio C. Bonilla, CFA	Portfolio Manager	2011
David May	Portfolio Manager	2020
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
64

Hartford Schroders US MidCap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.16%	0.15%	0.14%	0.27%	0.22%	0.17%	0.16%	0.05%	0.05%
Total annual fund operating expenses	1.16%	1.90%	0.89%	1.52%	1.22%	0.92%	0.91%	0.80%	0.80%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
C	$293	$597	$1,026	$2,222
I	$91	$284	$493	$1,096
R3	$155	$480	$829	$1,813
R4	$124	$387	$670	$1,477
R5	$94	$293	$509	$1,131
Y	$93	$290	$504	$1,120
F	$82	$255	$444	$990
SDR	$82	$255	$444	$990
If you did not redeem your shares:
C	$193	$597	$1,026	$2,222
65

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in equity securities. The Fund normally invests at least 80% of its assets in securities of mid cap companies located in the United States. The sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), seeks to identify securities that it believes offer the potential for capital appreciation based on: novel, superior, or niche products or services; sound operating characteristics; quality of management; an entrepreneurial management team; opportunities provided by mergers, divestitures, or new management; or other factors. In addition, the Sub-Adviser integrates financially material environmental, social and governance (“ESG”) characteristics into its investment process. The Sub-Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability. The Fund may also invest in equity securities of micro cap companies, small cap companies or large cap companies if the Sub-Adviser believes they offer the potential for capital appreciation. The Fund may invest in common and preferred stocks, as well as in over-the-counter securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
The Fund currently defines mid cap companies as companies with a market capitalization within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2021, this range was approximately $434.8 million to $71.69 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Active Investment Management Risk –  The risk that, if the Sub-Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent
66

that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it invested at least 80% of its assets in small or mid cap companies prior to May 1, 2019
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	19.57%	June 30, 2020
Worst Quarter Return	-26.75%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
67

Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	18.73%	11.05%	12.81%
– Return After Taxes on Distributions	14.47%	10.00%	10.68%
– Return After Taxes on Distributions and Sale of Fund Shares	13.42%	8.63%	9.80%
Share Classes (Return Before Taxes)
Class C*	23.62%	11.47%	13.15%
Class I	25.96%	12.61%	13.76%
Class R3*	25.10%	11.91%	13.39%
Class R4*	25.57%	12.28%	13.57%
Class R5*	25.88%	12.56%	13.73%
Class Y*	25.88%	12.62%	13.77%
Class F**	25.98%	12.70%	13.80%
Class SDR***	25.99%	12.70%	13.83%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	22.58%	15.10%	14.91%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	18.18%	13.75%	14.15%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Robert Kaynor, CFA	Portfolio Manager	2013
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds
68

transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
69

Hartford Schroders US Small Cap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 117 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.23%	0.22%	0.18%	0.30%	0.25%	0.20%	0.19%	0.09%	0.09%
Total annual fund operating expenses	1.38%	2.12%	1.08%	1.70%	1.40%	1.10%	1.09%	0.99%	0.99%
Fee waiver and/or expense reimbursement(2)	0.03%	0.02%	0.00%	0.05%	0.05%	0.05%	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.35%	2.10%	1.08%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.35% (Class A), 2.10% (Class C), 1.10% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.05% (Class Y), 0.95% (Class F), and 0.95% (Class SDR). This contractual arrangement will remain in effect until February 28, 2023 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
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You reinvest all dividends and distributions.
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Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$960	$1,261	$2,114
C	$313	$662	$1,137	$2,450
I	$110	$343	$595	$1,317
R3	$168	$531	$918	$2,004
R4	$137	$438	$761	$1,675
R5	$107	$345	$601	$1,336
Y	$107	$343	$597	$1,325
F	$97	$311	$543	$1,209
SDR	$97	$311	$543	$1,209
If you did not redeem your shares:
C	$213	$662	$1,137	$2,450
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization, mid-capitalization and large-capitalization companies. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States. The Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), seeks to identify securities that it believes offer the potential for capital appreciation based on: novel, superior, or niche products or services; sound operating characteristics; quality of management; an entrepreneurial management team; opportunities provided by mergers, divestitures, or new management; or other factors. In addition, the Sub-Adviser integrates financially material environmental, social and governance (“ESG”) characteristics into its investment process. The Sub-Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability. The Fund may invest in common and preferred stocks, as well as in over-the-counter securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
The Fund currently defines small capitalization companies as companies with a market capitalization within the collective range of the Russell 2000 Index and the MSCI USA Small Cap Index. As of December 31, 2021, this range was approximately $31.6 million to $16.87 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
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Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Active Investment Management Risk –  The risk that, if the Sub-Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Fund’s investment strategy, the Sub-Adviser evaluates certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Securities Lending Risk –  The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund. Prior to October 24, 2016, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
•
Shows how the Fund’s total return has varied from year to year
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Returns do not include sales charges. If sales charges were reflected, returns would have been lower
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Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
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Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	25.88%	December 31, 2020
Worst Quarter Return	-32.61%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2021 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	15.81%	10.76%	12.26%
– Return After Taxes on Distributions	12.82%	8.89%	10.01%
– Return After Taxes on Distributions and Sale of Fund Shares	11.39%	8.10%	9.40%
Share Classes (Return Before Taxes)
Class C*	20.59%	11.20%	12.61%
Class I	22.80%	12.37%	13.22%
Class R3*	22.19%	11.78%	12.91%
Class R4*	22.50%	12.12%	13.09%
Class R5*	22.87%	12.36%	13.22%
Class Y*	22.89%	12.41%	13.24%
Class F**	23.01%	12.47%	13.28%
Class SDR***	22.98%	12.47%	13.29%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%
*
Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.
**
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to Class F’s inception date has not been adjusted to reflect the operating expenses of Class F.
***
Performance for Class SDR shares prior to September 28, 2015 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Robert Kaynor, CFA	Portfolio Manager	2013
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PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Information about the investment objective and principal investment strategy for each of Hartford Schroders China A Fund (the “China A Fund”), Hartford Schroders Diversified Emerging Markets Fund (the “Diversified Emerging Markets Fund”), Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”), Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”), Hartford Schroders International Stock Fund (the “International Stock Fund”), Hartford Schroders Securitized Income Fund (the “Securitized Income Fund”), Hartford Schroders Sustainable Core Bond Fund (the “Sustainable Core Bond Fund”), Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”), Hartford Schroders US MidCap Opportunities Fund (the “US MidCap Opportunities Fund”), and Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in each Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.
CHINA A FUND
In addition to the securities described in the summary section, the Fund may also invest in other investment companies (including exchange traded funds (“ETFs”)), exchange traded notes, participatory notes (“P-Notes”), real estate investment trusts (“REITs”), restricted securities, structured securities, warrants and U.S. government securities. The Sub-Advisers may also purchase securities on a to-be-announced basis. With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
Diversified eMERGING MARKETS FUND
In addition to the securities described in the summary section, the Fund may also invest in assets directly or indirectly in various regions, industries or currencies. The Fund may also invest in warrants, real estate investment trusts (“REITs”), depositary receipts, and securities issued in initial public offerings (“IPOs”). In addition, the Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange-traded funds (“ETFs”). The Fund may purchase or sell futures contracts and options in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the Sub-Advisers consider it appropriate. The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.
For purposes of determining which securities meet the Sub-Advisers’ sustainability investing criteria, each team has its own methodology. The Sub-Advisers will apply the determination of whether an issuer fits within their sustainability criteria at the time of purchase. If the sustainability attributes of a security change after the time of purchase, the Fund may continue to hold the security. The Sub-Advisers may modify their sustainability criteria to include additional types of issuers without notice to shareholders. The Sub-Advisers integrate ESG criteria into the Fund’s investment process in a number of ways. In addition to the proprietary ESG scores, the Sub-Advisers assess political and ESG risk at a country level and monitor developing positive and negative themes. The Sub-Advisers analyze key ESG themes to look for opportunities to integrate these insights into the investment process. The Sub-Advisers also have an active program of company engagement. Finally, the Sub-Advisers implement industry-specific and revenue-based exclusions of companies facing increased risk given their business involvements. With respect to these exclusions, the Sub-Advisers may assign an improving score to a company if, based on the Sub-Adviser’s fundamental research and/or company engagement, the Sub-Adviser believes the company has both the ability and willingness to address any ESG shortcomings over time.
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EMERGING MARKETS EQUITY FUND
In addition to the securities described in the summary section, the Fund may also invest in warrants and securities issued in initial public offerings (“IPOs”). The Fund may use index futures and other derivative instruments in pursuing its principal investment strategies. In addition, the Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange-traded funds (“ETFs”). The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.
With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
EMERGING MARKETS MULTI-SECTOR BOND FUND
In addition to the securities described in its principal investment strategy, the Fund may also invest in the following types of bonds: asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The Fund may also invest in warrants or options to purchase debt securities, equity securities, or commodities.
With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
INTERNATIONAL MULTI-CAP VALUE FUND
In addition to the securities described in the summary section, the Fund may also invest in depositary receipts and warrants. The Fund may also invest in real estate investment trusts (“REITs”), closed-end funds, and exchange-traded funds (“ETFs”). The Fund may purchase or sell futures contracts and options in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the Sub-Advisers consider it appropriate. The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.
With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
INTERNATIONAL STOCK FUND
In addition to the securities described in the summary section, the Fund may also invest in depositary receipts, closed-end funds and exchange-traded funds (“ETFs”). In addition, the Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies.
With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
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SECURITIZED INCOME FUND
In addition to the securities described in the principal investment strategy, the Fund may invest in other instruments, which may include bonds, debt instruments, equity securities and preferred stock and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. The Fund may invest in securities and other instruments of emerging market issuers. The below investment grade securities in which the Fund may invest are securities rated “Ba” or lower by Moody’s Investors Service, Inc., “BB” or lower by Standard & Poor’s Ratings Services or “BB” or lower by Fitch, Inc. or are rated equivalently by another Nationally Recognized Statistical Rating Organization or securities, if unrated, that are determined by the Sub-Adviser to be of comparable below investment grade quality. The Fund may invest in derivative instruments including options, futures contracts, options on futures, fixed-income swap agreements, credit default swap agreements, and currency related derivatives, including currency forwards and currency swaps, subject to applicable law. The Fund typically uses derivatives to seek to reduce exposure or other risks such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds.
The asset-backed securities in which the Fund may invest include, but are not limited to, credit card receivables, and automobile receivables and utilities receivables. The Fund may also invest in uniform mortgage-backed securities issued pursuant to the Single Security Initiative, a joint undertaking by Fannie Mae and Freddie Mac under the direction of the Federal Housing Finance Agency to develop a common securitization platform.
With respect to its ESG analysis discussed in the summary section, the Sub-Adviser integrates financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Adviser believes that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Adviser engages with management of certain issuers regarding corporate governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Adviser places on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
SUSTAINABLE CORE BOND FUND
The Sub-Adviser performs its own due diligence on potential holdings including, where possible, meetings with senior management. The Sub-Adviser analyzes information provided by the companies, including information provided in company sustainability reports and other relevant company material. The Sub-Adviser assigns an improving score to a company if, based on the Sub-Adviser’s fundamental research and/or company engagement, the Sub-Adviser believes the company has both the ability and willingness to address any ESG shortcomings over time. The Sub-Adviser will also scrutinize other disclosures, including third party reports, and may engage with companies held by the Fund to challenge identified areas of weakness on sustainability issues. The emphasis that the Sub-Adviser places on various factors when purchasing and selling securities for the Fund may change with changes in the markets. Over time the proprietary sustainability tools utilized within the Sub-Adviser’s ESG framework may change. The Sub-Adviser will apply the determination of whether an issuer fits within its sustainability criteria at the time of purchase. If the sustainability attributes of a security change after the time of purchase, the Fund may continue to hold the security. The Sub-Adviser may modify its sustainability criteria to include additional types of issuers without notice to shareholders.
In addition to the securities described in the summary section, the Fund may also invest in the following types of fixed income securities: zero-coupon securities, convertible securities, and structured notes. The Fund may also invest in exchange-traded funds (“ETFs”) (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges). In addition to the exchange traded futures disclosed in the summary section, the Fund may also invest in other exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment).
“Investment-grade” securities are securities that, at the time of purchase, are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Sub-Adviser, to be of similar quality. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply.
TAX-AWARE BOND FUND
In addition to the securities described in the principal investment strategy, the Fund may also invest in structured securities, inverse floaters, loans, loan participations, master limited partnerships, high yield bonds (i.e. junk bonds), inflation-protected securities, collateralized loan obligations, zero coupon securities, exchange-traded funds (“ETFs”),
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exchange traded notes, real estate investment trusts (“REITs”), and privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may also enter into repurchase and reverse repurchase agreements.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Advisers’ assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.
US MIDCAP OPPORTUNITIES FUND
In addition to the securities described in the summary section, the Fund may also invest in securities issued in an initial public offerings (“IPOs”), real estate investment trusts (“REITs”), convertible securities, closed-end funds and exchange-traded funds (“ETFs”). In addition, the Fund may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may also invest in securities listed on a major Canadian exchange.
The Sub-Adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.
With respect to its ESG analysis discussed in the summary section, the Sub-Adviser integrates financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Adviser believes that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Adviser engages with management of certain issuers regarding corporate governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Adviser places on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
US SMALL CAP OPPORTUNITIES FUND
In addition to the securities described in the summary section, the Fund may also invest in securities issued in an initial public offerings (“IPOs”), real estate investment trusts (“REITs”), convertible securities, closed-end funds and exchange-traded funds (“ETFs”). In addition, the Fund may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may also invest in securities listed on a major Canadian exchange.
The Sub-Adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.
With respect to its ESG analysis discussed in the summary section, the Sub-Adviser integrates financially material ESG characteristics into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Adviser believes that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Adviser engages with management of certain issuers regarding corporate governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Adviser places on various factors when purchasing and selling securities for the Fund may change with changes in the markets.
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ADDITIONAL INFORMATION ABOUT SIMNA and SIMNA Ltd.
Pursuant to an internal policy at SIMNA and SIMNA Ltd., SIMNA and SIMNA Ltd., as applicable, will not generally invest a Fund’s assets in companies whose core business is focused on industries they believe present sustainability risks that are detrimental to returns (currently, cluster munitions, anti-personnel mines, chemical weapons and biological weapons); SIMNA and SIMNA Ltd., as applicable, may adjust the types of companies that are excluded from investment for these reasons from time to time.
DURATION
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.
Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets. The China A Fund and Securitized Income Fund do not currently engage in securities lending.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
About EACH Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Stock Fund, Securitized Income Fund, Sustainable Core Bond Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80%
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of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer. For purposes of the China A Fund’s 80% Policy, the China A Fund may also include investments in exchange-traded funds (“ETFs”) toward the 80% minimum so long as each such ETF has policies to invest 80% or more of their assets in China A shares. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	China A Fund	Diversified Emerging Markets Fund	Emerging Markets Equity Fund	Emerging Markets Multi-Sector Bond Fund	International Multi-Cap Value Fund	International Stock Fund
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk	√	√		√	√
Bond Forwards Risk
Call Risk				X
China Investments Risk	√	√	√	X	X	X
China A Shares Risk	√	X	X		X	X
Convertible Securities Risk				X
Counterparty Risk	√	X	X	√	X	X
Credit Risk				√
Credit Risk Transfer Securities Risk
Currency Risk	√	√	√	√	√	√
Depositary Receipts Risk	√	X	√		X	X
Derivatives Risk	√	√	X	√	X	X
Event-Linked Bonds Risk				X
Forward Currency Contracts Risk	√	√		√	X
Futures and Options Risk	√	√	X	√	X	X
Hedging Risk	X	X	X	X	X	X
P-Notes Risk	X
Structured Securities Risk	X			X
Swaps Risk				√
Dollar Rolls Risk
Equity Risk	√	√	√		√	√
Large Cap Securities Risk	√	√	√		√	√
Mid Cap Securities Risk	√	√	√		√	√
Small Cap Securities Risk	√	√	X		√	√
ESG Integration Risk	√		√	√	√	√
Event Risk
Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	√	√	√	√	√	√
Sovereign Debt Risk				√
Emerging Markets Risk	√	√	√	√	√	√
High Yield Investments Risk				√
Illiquid Investments Risk	X	X	X	X	X	X
Inflation-Protected Securities Risk				X
Inflation Risk				X
Interest Rate Risk				√
Inverse Floater Risk
Japan Risk	X		X	X	X	X
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√ Principal Risk X Additional Risk	China A Fund	Diversified Emerging Markets Fund	Emerging Markets Equity Fund	Emerging Markets Multi-Sector Bond Fund	International Multi-Cap Value Fund	International Stock Fund
Large Shareholder Transaction Risk	√	√	√	√	√	√
Leverage Risk	√	√		√
LIBOR Risk	X	X	X	X	X	X
Liquidity Risk	√	√	√	√	X	X
Loans and Loan Participations Risk				X
Market Risk	√	√	√	√	√	√
Master Limited Partnership Risk
Mortgage-Related and Other Asset-Backed Securities Risk				X
Collateralized Loan Obligation Risk
Municipal Securities Risk
New Fund Risk		√
Non-Diversification Risk	√			√
Other Investment Companies Risk	X	X	X	X	X	X
Preferred Stock Risk	X	X	X		X	X
Quantitative Investing Risk		√	X		√
Real Estate Related Securities Risk	X	X			X
Repurchase Agreements Risk
Regional/Country Focus Risk	√	√	√	√	√	√
Restricted Securities Risk	X	X	X	√	X	X
Reverse Repurchase Agreements Risk
Sector Risk	√		√			√
Securities Lending Risk		√	√	√	√	√
State-Specific Risk
Sustainable Investing Risk		√
To Be Announced (TBA) Transactions Risk	X
Short Sales of To Be Announced (TBA) Securities Risk
U.S. Government Securities Risk	X
Use as an Underlying Fund Risk	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X
Value Investing Style Risk					√
Volatility Risk	√	√	√	√
Warrants Risk	X	X	X	X	X	X
Zero Coupon Securities Risk				X

√ Principal Risk X Additional Risk	Securitized Income Fund	Sustainable Core Bond Fund	Tax-Aware Bond Fund	US MidCap Opportunities Fund	US Small Cap Opportunities Fund
Active Investment Management Risk	√	√	√	√	√
Active Trading Risk		√	√
Bond Forwards Risk	X	X
Call Risk	√	X	√
China Investments Risk
China A Shares Risk
Convertible Securities Risk	X	X
Counterparty Risk	X	√	√	X	X
Credit Risk	√	√	√
Credit Risk Transfer Securities Risk	X	X
Currency Risk	X	√	X
Depositary Receipts Risk		X
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√ Principal Risk X Additional Risk	Securitized Income Fund	Sustainable Core Bond Fund	Tax-Aware Bond Fund	US MidCap Opportunities Fund	US Small Cap Opportunities Fund
Derivatives Risk	√	√	√	X	X
Event-Linked Bonds Risk		X
Forward Currency Contracts Risk	√	X
Futures and Options Risk	X	√	√	X	X
Hedging Risk	X	X	X	X	X
P-Notes Risk		X
Structured Securities Risk	X	X	X
Swaps Risk	X	X	√
Dollar Rolls Risk	X	X
Equity Risk	X	X		√	√
Large Cap Securities Risk		X		X	X
Mid Cap Securities Risk		X		√	X
Small Cap Securities Risk		X		X	√
ESG Integration Risk	√		√	√	√
Event Risk	√	X
Exchange Traded Notes Risk	X	X	X	X	X
Foreign Investments Risk	√	√	√	X	X
Sovereign Debt Risk	X	√
Emerging Markets Risk	X		X
High Yield Investments Risk	√	√	X
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk	X	√	X
Inflation Risk	X	X	X
Interest Rate Risk	√	√	√
Inverse Floater Risk		X	X
Japan Risk
Large Shareholder Transaction Risk	√	√	√	√	√
Leverage Risk	√	√	√
LIBOR Risk	√	√	X	X	X
Liquidity Risk	√	√	√	X	X
Loans and Loan Participations Risk	X	√	X
Market Risk	√	√	√	√	√
Master Limited Partnership Risk		X	X
Mortgage-Related and Other Asset-Backed Securities Risk	√	√	√
Collateralized Loan Obligation Risk	√	X	X
Municipal Securities Risk		√	√
New Fund Risk		X
Non-Diversification Risk
Other Investment Companies Risk	X	X	X	X	X
Preferred Stock Risk	X	X		X	X
Quantitative Investing Risk		X
Real Estate Related Securities Risk		X	X	X	X
Repurchase Agreements Risk	√	X	X
Regional/Country Focus Risk
Restricted Securities Risk	√	X	X	X	X
Reverse Repurchase Agreements Risk		X	X
Sector Risk				√	√
Securities Lending Risk		√	√	√	√
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√ Principal Risk X Additional Risk	Securitized Income Fund	Sustainable Core Bond Fund	Tax-Aware Bond Fund	US MidCap Opportunities Fund	US Small Cap Opportunities Fund
State-Specific Risk			√
Sustainable Investing Risk		√
To Be Announced (TBA) Transactions Risk	√	√	√
Short Sales of To Be Announced (TBA) Securities Risk	X	X
U.S. Government Securities Risk	√	√	√
Use as an Underlying Fund Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Value Investing Style Risk
Volatility Risk		√		X	√
Warrants Risk	X	X
Zero Coupon Securities Risk		X	X
ACTIVE INVESTMENT MANAGEMENT RISK –  The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
ACTIVE TRADING RISK –  Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
BOND FORWARDS RISK –  A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held or assets segregated by the Fund to cover the transaction declines below the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value (“NAV”).
CALL RISK –  Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
CHINA INVESTMENTS RISK – Investment in Chinese securities subjects a Fund to risks specific to China. China may be subject to significant economic, political and social instability. China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China as well as offshore listed shares of Chinese issuers, involve certain risks and considerations not typically associated with
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investments in the U.S. securities markets. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of losses due to expropriation, nationalization, or confiscation of assets and property, the imposition of restrictions on foreign investments and on repatriation of capital invested; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. China has privatized, or has begun a process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to renationalization of such privatized entities. There is no assurance that similar losses will not recur. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Segments of China’s private debt markets (e.g., non-investment grade debt or “junk bonds”) may at times become relatively concentrated by a limited number of large issuers in one or more industries (e.g., real estate). The default or threat of default by one or more such large issuers could have adverse consequences on other issuers in such industries or related industries.
China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact a Fund.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, on June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This executive order superseded a prior similar order from then-President Trump. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by the Fund.
CHINA A SHARES RISK – The China A shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A shares during those periods. Investing in China A shares is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is currently subject to a daily quota, which may restrict a Fund’s ability to invest in China A Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an
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investment in China A shares through Stock Connect may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The QFII Programs are subject to the risk that once obtained the QFII Programs license may be revoked or restricted with respect to a Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license. In difficult market conditions, a Fund may not be able to sell its investments easily or at all, which could affect Fund performance and the Fund’s liquidity. The QFII Programs are subject to custody, settlement and other risks. Cash deposited in the cash account of a Fund with the QFII custodian will not be segregated, but will be commingled with cash belonging to other clients of the QFII custodian. In the event of bankruptcy or liquidation of the QFII custodian, a Fund may face difficulty and/or encounter delays in recovering such cash, or may not be able to recover it in full or at all, in which case a Fund will suffer losses. As a result of QFII regulations, it is likely that only one or a small number of PRC broker(s) will be appointed with respect to each exchange in the PRC (which may be the same broker(s)). This may impact a Fund’s ability to achieve best execution on its trades of China A shares, and may also make a Fund more susceptible to credit loss or trading disruption. A Fund may also incur losses due to the acts or omissions of the PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. China A shares purchased under the QFII regime can only be purchased on a pre-funded basis.
PRC Tax Laws–  Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or the sub-adviser(s) may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect and/or the QFII Programs. A Fund will be responsible to reimburse Investment Manager and/or the sub-adviser(s) for all PRC taxes and duties of any kind incurred by Investment Manager and/or the sub-adviser(s) and attributable to the assets of a Fund held through Stock Connect and/or the QFII Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-adviser(s) and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect and/or the QFII Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFII Programs and Stock Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis. Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of the Fund on any business day may not accurately reflect such liabilities.
There are currently temporary tax exemptions and non-taxable treatments in respect of assets traded via Stock Connect and QFII Programs. There is no guarantee that such temporary tax exemptions or non-taxable treatment with respect to assets traded via Stock Connect and the QFII Programs will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of the Fund.
CONVERTIBLE SECURITIES RISK –  The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital
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ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
COUNTERPARTY RISK –  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. Over-the-counter derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK –  Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the owners of CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK –  The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries. In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi (“RMB”) exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities.
DEPOSITARY RECEIPTS RISK –  A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. A Fund may invest in, Chinese Depositary Receipts (“CDRs”) or other similar securities representing ownership of foreign listed securities.
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Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.
DERIVATIVES RISK –  A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser(s)’ judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser(s) to use derivatives when they wish to do so.
Short Position Risk - A Fund may also take a short position in a derivative investment, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
If a Fund’s derivative investments represent a significant portion of its portfolio, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
EVENT-LINKED BONDS RISK – An event-linked bond provides investors with high return potential in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions.
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FORWARD CURRENCY CONTRACTS RISK –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
FUTURES AND OPTIONS RISK –  An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser(s) may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
HEDGING RISK –  Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
P-NOTES RISK –  A Fund may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
STRUCTURED SECURITIES RISK – Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and
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there currently is no active trading market for structured securities, which may make them difficult to value and sell. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
SWAPS RISK –  Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser(s)’ expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk, and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
Credit Default Swaps Risk–  A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk–  In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk–  In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
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Volatility Swaps Risk–  A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser(s) are incorrect in their forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser(s) are incorrect in their forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.
DOLLAR ROLLS RISK –  A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
EQUITY RISK –  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Initial Public Offering Risk–  IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may only be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Special Purpose Acquisition Companies Risk–  A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
LARGE CAP SECURITIES RISK –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
MID CAP SECURITIES RISK –  Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
SMALL CAP SECURITIES RISK –  Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization
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companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
ESG INTEGRATION RISK –  The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EVENT RISK –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
EXCHANGE TRADED NOTES RISK –  Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds (“ETFs”). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS RISK –  Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates
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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
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increased volatility
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substantially less volume on foreign stock markets and other securities markets
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higher commissions and dealer mark-ups
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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
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less uniform accounting, auditing and financial reporting standards
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less publicly available information about a foreign issuer or borrower
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less government regulation and oversight
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unfavorable foreign tax laws
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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
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differences in individual foreign economies
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geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
SOVEREIGN DEBT RISK –  In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.
A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
EMERGING MARKETS RISK –  The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting
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standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
HIGH YIELD INVESTMENTS RISK –  Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
ILLIQUID INVESTMENTS RISK –  An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
INFLATION-PROTECTED SECURITIES RISK –  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
INFLATION RISK –  A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INTEREST RATE RISK –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates remain near historic lows. The U.S. Federal Reserve Bank and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
INVERSE FLOATER RISK –  Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal
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fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
JAPAN RISK –  The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively impact a Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.
LARGE SHAREHOLDER TRANSACTION RISK –  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.
LEVERAGE RISK –  Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
LIBOR RISK –  The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund, and the use of an alternative reference rate may adversely affect a Fund’s performance. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
LIQUIDITY RISK –  Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity
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or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
LOANS AND LOAN PARTICIPATIONS RISK –  A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest
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during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
MARKET RISK –  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally as well as global trade policies and political unrest or uncertainties. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MASTER LIMITED PARTNERSHIP RISK –  Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP;
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risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments Risk“ above.
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK –  Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in uniform mortgage-backed securities, which are securities that generally align the characteristics of Fannie Mae and Freddie Mac certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. These risks typically become elevated during periods of distressed economic, market, health and labor
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conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect a Fund’s investments in mortgage-backed securities.
COLLATERALIZED LOAN OBLIGATIONS RISK –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
MUNICIPAL SECURITIES RISK –  Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt Fund performance. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. Municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or US territory or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a Fund. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
General Obligation Bonds Risks–  The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks–  Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks–  Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks–  Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks–  Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Lease Obligations Risks–  In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk–  Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
NEW FUND RISK – A Fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
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NON-DIVERSIFICATION RISK –  A Fund that is non-diversified is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OTHER INVESTMENT COMPANIES RISK –  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (”BDC“), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PREFERRED STOCK RISK – The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
QUANTITATIVE INVESTING RISK –  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
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REAL ESTATE RELATED SECURITIES RISK –  The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
REGIONAL/COUNTRY FOCUS RISK –  To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain regions/countries:
Investments in Asian Securities–  Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in Central and South America–  The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
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Investments in Europe–  The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom’s post-departure framework and relationships from the EU may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
REPURCHASE AGREEMENTS RISK –  A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
RESTRICTED SECURITIES RISK –  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see ”Rule 144A Securities and Regulation S Securities Risk“ below.
Rule 144A Securities and Regulation S Securities Risk–  “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
REVERSE REPURCHASE AGREEMENTS RISK –  Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may
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decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction under current regulatory requirements is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
SECTOR RISK –  To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk–  Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation, and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk–  Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk–  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financial Sector Risk–  Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk–  The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk–  Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk–  The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES LENDING RISK –  Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of
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any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process –  especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund’s securities lending agent has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed and the agent fails to indemnify the Fund.
STATE-SPECIFIC RISK –  A Fund is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence that affects issuers in those states. This is because, for example, issuers in a particular state may react similarly to specific economic, market, regulatory, political or other developments. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
The Tax-Aware Bond Fund currently may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas. The possibility exists that natural and man-made disasters, including hurricanes, earthquakes, and major terrorist events, could cause a major dislocation of the California, New York or Texas economies and significantly affect the ability of state or local governments to raise money to pay principal and interest on their municipal securities. Additional risks applicable to issuers in these states include the following:
California Risk–  While California’s economy is large, it is relatively concentrated in certain industries, including technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and thus may be sensitive to economic, business, political, environmental, regulatory or other developments affecting those industries.
New York Risk–  New York’s economy and finances may be especially vulnerable to changes in the performance of the financial services industry, which has historically experienced significant volatility. Future economic, regulatory, political or behavioral changes concerning the financial services industry could have a significant impact on its profitability. A decline in the value of New York’s real estate market could also have a significant negative impact on state and local economies.
Texas Risk–  Texas’ economy relies to a significant extent on certain key industries, such as the oil and gas industry (including drilling, production and refining), chemicals production, technology and telecommunications equipment manufacturing and international trade. Each of these industries has from time to time suffered from economic downturns, and adverse conditions in one or more of these industries could impair the ability of issuers of Texas municipal securities to pay principal or interest on their obligations.
SUSTAINABLE INVESTING RISK –  Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the sub-adviser(s) evaluate ESG characteristics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG characteristics. A focus on ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the investments identified by the sub-adviser(s) to fit within their sustainability criteria do not operate as anticipated. Although the sub-adviser(s) seek to identify issuers that fit within their sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In addition, an issuer’s practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with the sub-adviser(s)’ sustainability criteria. The sub-adviser(s)’ exclusion of certain investments from a Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter their investment process with respect to sustainable investing.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK – TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for
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the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. TBA transactions may also result in a higher portfolio turnover rate and/or increased capital gains for a Fund.
SHORT SALES OF TO BE ANNOUNCED (TBA) SECURITIES RISK – When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
U.S. GOVERNMENT SECURITIES RISK – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
USE AS AN UNDERLYING FUND RISK –  A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK –  This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK –  Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value or may even be overpriced. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
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VOLATILITY RISK –  The value of a Fund’s investments may fluctuate over a relatively short period of time. These fluctuations may cause a Fund’s net asset value per share to experience significant changes over similarly short periods of time.
WARRANTS RISK – Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK – Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
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Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC (the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2021, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $156.3 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-advisers described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager, as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager, in each case without obtaining approval from the respective Fund’s shareholders. Each Fund’s shareholders have approved the operation of the Fund under any “Manager of Managers” structure, including under (i) the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
THE INVESTMENT SUB-Advisers
SIMNA serves as each Fund’s sub-adviser and SIMNA Ltd. serves as certain Funds’ sub-sub-adviser. SIMNA performs the daily investment of the assets for each Fund, and, with respect to each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, and Tax-Aware Bond Fund, SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for each of these Funds. SIMNA Ltd. serves as sub-sub-adviser pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. SIMNA and SIMNA Ltd. are both indirect wholly-owned subsidiaries of Schroders plc. Schroders plc is a global asset management company with approximately $816.5 billion under management as of September 30, 2021. Schroders plc and its affiliates (“Schroders”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
China A Fund
Jack Lee, CFA, Portfolio Manager at Schroders, has served as portfolio manager of the Fund since its inception. He has been an employee of Schroders since 2012. Mr. Lee joined Schroders from Huatai-Pinebridge Fund Management where he was the Head of Global Investment responsible for QFII & QDII investments.
Diversified Emerging Markets Fund
Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2021. Mr. Wilson has been associated with Schroders since 2001.
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David Philpotts, Portfolio Manager and Head of QEP Strategy, has served as portfolio manager of the Fund since 2021. Mr. Philpotts joined Schroders in London in 1996 as an economist before moving to the QEP team in 1999 helping to build the team’s stock selection models. Mr. Philpotts left Schroders between 2001 and 2003 to serve as chief investment officer and as lead manager on four hedge funds at Quaestor Investment Management. Mr. Philpotts re-joined Schroders in 2004 as Head of QEP Research, and he remained in that role until 2019.
Gordon Huang, Portfolio Manager, has served as portfolio manager of the Fund since 2021. Mr. Huang has been associated with Schroders since 2012.
Emerging Markets Equity Fund
Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2014. Mr. Wilson has been associated with Schroders since 2001.
Robert Davy, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Davy has been associated with Schroders since 1986.
James Gotto, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Gotto has been associated with Schroders since 1991.
Waj Hashmi, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Hashmi has been associated with Schroders since 2005.
Nicholas Field, Portfolio Manager, has served as portfolio manager of the Fund since 2017. He joined Schroders as an Emerging Markets Strategist in 2006.
Emerging Markets Multi-Sector Bond Fund
Fernando Grisales, CFA, Portfolio Manager and Senior Portfolio Manager for Emerging Market Debt Relative of Schroders, has served as portfolio manager of the Fund since 2013. Mr. Grisales has been associated with Schroders since 2012. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010.
Autumn Graham, Portfolio Manager, has served as portfolio manager of the Fund since 2021. Ms. Graham has been associated with Schroders since 2017. Prior to joining Schroders, she was a portfolio manager at GIA Partners, from 2016 to 2017, and an investment professional at ICE Canyon from 2014 to 2016. Ms. Graham has over 11 years of investment experience.
Abdallah Guezour, Portfolio Manager and Head of Emerging Markets Debt Absolute Return and Commodities Group at Schroders, has served as portfolio manager of the Fund since 2021. Mr. Guezour has been associated with Schroders since 2000. Prior to joining Schroders, he was an investment professional at Fortis Investment Management from 1998 to 2000.
International Multi-Cap Value Fund
Justin Abercrombie, Portfolio Manager and Head of Quantitative Equity Products (“QEP”) of Schroders, has served as portfolio manager of the Fund since 2006. He has been an employee of Schroders since 1996. Formerly, founding member of QEP. Mr. Abercrombie’s investment career commenced in 1993, at quantitative asset manager Pareto Partners, where he developed currency, bond and equity strategies. Effective April 1, 2022, Justin Abercrombie will no longer serve as a portfolio manager to the Fund.
Stephen Langford, CFA, Portfolio Manager and Co-Head of QEP Research, has served as portfolio manager of the Fund since 2011 and has been involved with research and portfolio management of the Fund since its inception in 2006. Mr. Langford joined Schroders in 2003. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. Effective April 1, 2022, Mr. Langford will become the co-Head of the QEP business at Schroders.
David Philpotts, Portfolio Manager and Head of QEP Strategy, has served as a portfolio manager of the Fund since 2018 and has been involved with research and portfolio management of the Fund since its inception in 2006. Mr. Philpotts joined Schroders in London in 1996 as an economist before moving to the QEP team in 1999 helping to build the team’s stock selection models. Mr. Philpotts left Schroders between 2001 and 2003 to serve as chief investment officer and as lead manager on four hedge funds at Quaestor Investment Management. Mr. Philpotts re-joined Schroders in 2004 as Head of QEP Research, and he remained in that role until 2019.
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Lukas Kamblevicius, Portfolio Manager, has served as portfolio manager of the Fund since 2021. Mr. Kamblevicius joined the QEP team in 2017. Prior to joining Schroders, Mr. Kamblevicius worked at State Street Global Advisors as a Senior Portfolio Manager from 2013 through 2017 and Portfolio Manager from 2007 through 2013 focusing on absolute return and benchmark agnostic equity strategies. Effective April 1, 2022, Mr. Kamblevicius will become the co-Head of the QEP business at Schroders.
International Stock Fund
James Gautrey, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2014. He began his career in 2001 with Schroders.
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as portfolio manager of the Fund since 2010. He joined Schroders as a research analyst in 1999.
Securitized Income Fund
Michelle Russell-Dowe, Head of Securitized Credit at Schroders and Lead Portfolio Manager of Schroders Securitized Credit Team, has served as a portfolio manager of the Fund since inception. Ms. Dowe joined Schroders in 2016 following the acquisition from Brookfield Investment Management, where she worked since 1999. Prior to that, Ms. Russell-Dowe spent five years at Duff & Phelps.
Anthony Breaks, Portfolio Manager on Schroders Securitized Credit Team, has served as a portfolio manager of the Fund since inception. Mr. Breaks joined Schroders in 2016 following the acquisition from Brookfield Investment Management, where he had worked since 2005. Prior to that, Mr. Breaks was a Director at Imagine Reinsurance from 2002 to 2005, a Director at Liberty Hampshire from 2000 to 2002, and an Analyst at Merrill Lynch from 1998 to 2000.
Sustainable Core Bond Fund
Lisa Hornby, CFA, Portfolio Manager and Head of US Multi-Sector Fixed Income, has served as a portfolio manager of the Fund since 2019 and has been involved with research and portfolio construction on the Fund since 2018. She joined Schroders in 2010 as a member of Schroders’ US Multi-Sector Fixed Income team where she focused primarily on short, core and core plus multi-sector strategies. Since 2014, she also has been responsible for managing Schroders’ entire spectrum of US multi-sector strategies. Prior to joining Schroders, she was an analyst at Barclays Capital.
Neil G. Sutherland, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2018. He has been associated with Schroders since 2013. Mr. Sutherland joined STW Fixed Income Management LLC (“STW”) in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2018. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
Eric Lau, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2020. He has been associated with Schroders since 2013. Mr. Lau joined STW in 2009 and has over 11 years of investment experience.
Tax-Aware Bond Fund
Lisa Hornby, CFA, Portfolio Manager and Head of US Multi-Sector Fixed Income, has served as a portfolio manager of the Fund since 2019 and has been involved with research and portfolio construction on the Fund since 2018. She joined Schroders in 2010 as a member of Schroders’ US Multi-Sector Fixed Income team where she focused primarily on short, core and core plus multi-sector strategies. Since 2014, she also has been responsible for managing Schroders’ entire spectrum of US multi-sector strategies. Prior to joining Schroders, she was an analyst at Barclays Capital.
Neil G. Sutherland, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Sutherland joined STW Fixed Income Management LLC (“STW”) in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
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David May, Portfolio Manager,has served as a portfolio manager of the Fund since 2020. He has been associated with Schroders since 2019. Mr. May joined the fixed income investment team as a Portfolio Manager, specializing in municipal bonds. Prior to joining Schroders, Mr. May previously served as a portfolio manager with separately managed municipal accounts at Strategic Partners Investment Advisors from 2010 through 2018 and Wasmer Schroeder from 2018 through 2019. Prior to this, Mr. May worked at UBS for 2 years as a data analyst where he primarily supported the firm’s prime brokerage business.
US MidCap Opportunities Fund
Robert Kaynor, CFA, Portfolio Manager and Head of US Small and MID Cap Equities of Schroders, has served as portfolio manager of the Fund since 2018 and has been involved with research and portfolio management of the Fund since 2013. Mr. Kaynor covers a variety of industries in the consumer, producer durables, and materials sectors. Mr. Kaynor joined Schroders as a Senior Equity Analyst for the U.S. Small and MidCap team in 2013 in which he covered the consumer sector. Prior to joining Schroders, Mr. Kaynor was the Chief Investment Officer at Ballast Capital Management from 2010 to 2012, and prior to this, Mr. Kaynor was a Managing Director/Portfolio Manager for Ramius Capital Group.
US Small Cap Opportunities Fund
Robert Kaynor, CFA, Portfolio Manager and Head of US Small and MID Cap Equities of Schroders, has served as portfolio manager of the Fund since 2018 and has been involved with research and portfolio management of the Fund since 2013. Mr. Kaynor covers a variety of industries in the consumer, producer durables, and materials sectors. Mr. Kaynor joined Schroders as a Senior Equity Analyst for the U.S. Small and MidCap team in 2013 in which he covered the consumer sector. Prior to joining Schroders, Mr. Kaynor was the Chief Investment Officer at Ballast Capital Management from 2010 to 2012, and prior to this, Mr. Kaynor was a Managing Director/Portfolio Manager for Ramius Capital Group.
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to SIMNA out of its advisory fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for certain Funds. The chart below shows the effective management fee for the fiscal year ended October 31, 2021 that was paid by each Fund listed below to the Investment Manager as a percentage of the Fund’s average daily net assets.
Fund	Effective Management Fee
China A Fund	0.90%
Emerging Markets Equity Fund	1.01%
Emerging Markets Multi-Sector Bond Fund	0.70%
International Multi-Cap Value Fund	0.70%
International Stock Fund	0.66%
Securitized Income Fund(1)	0.65%
Tax-Aware Bond Fund	0.45%
US MidCap Opportunities Fund	0.75%
US Small Cap Opportunities Fund	0.90%
(1)
Effective December 1, 2021, the management fee set forth in the investment management agreement with respect to the Securitized Income Fund is 0.4000% of the first $1 billion and 0.3900% in excess of $1 billion annually of the Fund’s average daily net assets. From November 1, 2020 through November 30, 2021, the management fee set forth in the investment management agreement with respect to the Securitized Income Fund was 0.6500% of the first $1 billion and 0.6000% in excess of $1 billion annually of the Fund’s average daily net assets.
Each of the Diversified Emerging Markets Fund and the Sustainable Core Bond Fund pays a monthly management fee to the Investment Manager based on a stated percentage of such Fund’s average daily net asset value. As of March 1, 2022, the rates are as follows:
Diversified Emerging Markets Fund
Average Daily Net Assets	Annual Rate
First $1 billion	0.8400%
Amount over $1 billion	0.7800%
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Sustainable Core Bond Fund
Average Daily Net Assets	Annual Rate
First $500 million	0.3200%
Next $500 million	0.3000%
Amount over $1 billion	0.2800%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager (except Sustainable Core Bond Fund), as well as the investment sub-advisory agreement for the Funds (except Sustainable Core Bond Fund) and the sub-sub-advisory agreement for certain Funds, is available in the annual report to shareholders for the fiscal year ended October 31, 2021 for each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund. In addition, a discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Sustainable Core Bond Fund with the Investment Manager, as well as the investment sub-advisory agreement for the Sustainable Core Bond Fund, will be available in the Sustainable Core Bond Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2022.
OTHER FUND EXPENSES. In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.
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Classes of Shares
Each Fund offers the following classes of shares through this Prospectus:
Fund	A	C	I	R3	R4	R5	Y	F	SDR
China A Fund	√	√	√				√	√	√
Diversified Emerging Markets Fund	√	√	√				√	√	√
Emerging Markets Equity Fund(1)	√	√	√	√	√	√	√	√	√
Emerging Markets Multi-Sector Bond Fund	√	√	√	√	√	√	√	√	√
International Multi-Cap Value Fund	√	√	√	√	√	√	√	√	√
International Stock Fund	√	√	√	√	√	√	√	√	√
Securitized Income Fund	√	√	√				√	√	√
Sustainable Core Bond Fund			√	√	√	√	√	√	√
Tax-Aware Bond Fund	√	√	√				√	√	√
US MidCap Opportunities Fund	√	√	√	√	√	√	√	√	√
US Small Cap Opportunities Fund	√	√	√	√	√	√	√	√	√
(1)
Effective as of the close of business on April 15, 2021, the Emerging Markets Equity Fund was closed to new investors. No purchases of the Fund’s shares are allowed, except as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen the Fund to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.
Investor Requirements
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.
Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus; and
•
If the plan was a shareholder of Advisor Class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class A shares of the Fund as a result of such reorganization and wishes to purchase additional Class A shares in the same account.
Effective April 1, 2022, Class A shares will no longer be available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined below); or (iii) purchases through reinvestment of dividends or capital gains distributions.
Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans. The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Prior to April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. Effective April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
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Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with Hartford Funds Distributors, LLC (the “Distributor”) to offer Class I shares;
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and
•
to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates.
Class I shares are also offered to investors who held Investor Class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class I shares of the Fund as a result of such reorganization and who wish to purchase additional Class I shares in the same account.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. This restriction does not apply to qualified employee benefit plans (such as a health savings account or health savings plan) offered to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Funds, The Hartford, the sub-adviser(s) to the Funds, Hartford Administrative Services Company, and their affiliates. Class I shares have a minimum investment requirement of $2,000 ($5,000 in the case of Emerging Markets Multi-Sector Bond Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, and Class R5 Shares. Class R3, R4, and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). Class R3, R4, and R5 shares generally are available only where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm). Class R3, R4, and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services;
•
through financial intermediaries that have entered into an agreement with the Distributor to offer Class Y shares through a no-load network or platform (as discussed below under “Commissions and Transaction Fees”, a financial intermediary may require you to pay a commission when buying and selling such “no-load” shares); and
•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.
Class Y shares are also offered to investors who held Investor Class shares of the Sustainable Core Bond Fund’s Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into the Sustainable Core Bond Fund and received Class Y shares of the Sustainable Core Bond Fund as a result of such reorganization and who wish to purchase additional Class Y shares in the same account.
Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class Y shares are no longer available to new qualified employee benefit plans and other retirement savings plans, except as indicated below. Purchases of Class Y shares by certain retirement plans are permitted under the following circumstances: (i) purchases by qualified employee benefit plans and other retirement savings plans that held Class Y shares of any Hartford mutual fund as of close of business on March 29, 2019; (ii) purchases through reinvestment of
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dividends; (iii) purchases by qualified employee benefit plans and other retirement savings plans that have been pre-approved by the Distributor to purchase Class Y shares; and (iv) purchases, including through reinvestment of dividends, by qualified employee benefit plans and other retirement savings plans that received shares of the Fund as part of a reorganization.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Class SDR Shares. SDR shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. SDR shares are also available for purchase by health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders and its affiliates without minimum investment amounts. The minimum initial investment in a Fund for SDR shares is $5,000,000 and there is no minimum for additional purchases of SDR shares of a Fund. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across SDR shares of the Funds and other Hartford mutual funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans or accounts held through plan level or omnibus accounts on the books of a Fund: 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts, and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans).
Class SDR shares are also offered to investors who held R6 Class shares of the Sustainable Core Bond Fund’s Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into the Sustainable Core Bond Fund and received Class SDR shares of the Sustainable Core Bond Fund as a result of such reorganization and who wish to purchase additional Class SDR shares in the same account.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Each of Class A, Class C, Class R3 and Class R4 has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Described under “How Sales Charges are Calculated”	Described under “How Sales Charges are Calculated”	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class Y	None	None	None
Class F	None	None	None
Class SDR	None	None	None
(1)
As a percentage of the Fund’s average net assets.
(2)
Automatic conversion of Class C shares to Class A shares as set forth in the section entitled “Automatic Conversions,” thus reducing future annual expenses (certain exclusions may apply).
COMMISSIONS AND TRANSACTION FEES. You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class Y, Class F and Class SDR shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions. Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply. Please contact your financial intermediary for more information on transaction fees.
How Sales Charges Are Calculated
Class A Shares. The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested and commissions to dealers as a percentage of the offering price.
China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, International Multi-Cap Value Fund, International Stock Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Securitized Income Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 – $ 99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.25%	2.30%	1.75%
$250,000 – $499,999	1.75%	1.78%	1.25%
$500,000 – $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
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(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Net Investment	Dealer Commission - As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold for the Emerging Markets Multi-Sector Bond Fund and you may pay a CDSC of 0.75% on any Class A shares sold for the Tax-Aware Bond Fund. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. With respect to all Funds, except for Securitized Income Fund and Tax-Aware Bond Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to the Securitized Income Fund, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Tax-Aware Bond Fund for purchases on or after July 1, 2020, the Distributor may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.” Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
You may qualify for a reduced sales charge, or the sales charge may be waived, as described under “Sales Charge Reductions and Waivers for Class A and Class C Shares.” Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the prospectus.
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Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Additional Information Regarding the CDSC with respect to Class A and Class C Shares. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Sales Charge Reductions and Waivers for Class A and Class C Shares. There are several ways you can combine multiple purchases of shares of the Hartford mutual funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. In all instances, it is your responsibility to notify your financial intermediary or the Funds’ transfer agent at the time of purchase of any facts qualifying you for sales charge waivers or discounts. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a sales charge waiver or discount, you may not receive the sales charge breakpoints to which you are otherwise entitled. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
Reducing Your Class A Sales Charges –  The Class A shares front-end sales charge may be reduced as follows:
•
Larger Purchases: You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by each Fund are indicated under the heading “How Sales Charges Are Calculated - Class A Shares.”
•
Accumulation Privilege: Under the accumulation privilege, the applicable sales charge level for Class A shares of a Fund is calculated by aggregating (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, Class R6) of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan. For purposes of this Accumulation Privilege, a qualifying investor may include all shares owned by family members which means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.
•
Letter Of Intent: A Letter of Intent (“LOI”) lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use an LOI to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the
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reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and holdings in The Hartford® SMART529® College Savings Plan owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. For purposes of determining the applicable sales charge and breakpoint schedules when purchasing shares pursuant to a LOI, the sales charge and breakpoint schedules in effect when the initial shares under the LOI were purchased apply. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. A written request by the Funds’ transfer agent will be sent to a shareholder prior to the expiration of the LOI. If the Class A shareholder does not purchase the amount specified in the LOI by the end of the 13-month period, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI period will receive a corresponding commission adjustment if appropriate. Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.
Front-End Sales Charge Waivers for Class A Shares - The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,
•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,
•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,
•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,
•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,
•
each investor who held Advisor class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund (the “Surviving Fund”) and received Class A shares of the Surviving Fund as a result of such reorganization and who wishes to purchase additional Class A shares of that same Surviving Fund in the same account that the investor held shares of the Predecessor Fund immediately before the reorganization. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver,
•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees, and
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•
any purchases of Class A shares in an account maintained directly with the Funds’ transfer agent where there is no financial intermediary specified or Hartford Funds Distributors, LLC is listed as the dealer of record. However, if such account subsequently lists a third party dealer of record, any subsequent purchases of Class A shares in that account will be subject to any applicable front-end sales charge.
CDSC Waivers –  As long as the Funds’ transfer agent or your financial intermediary is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.
•
for death or disability.
•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.
•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:
(1) to return excess contributions,
(2) hardship withdrawals as defined in employer-sponsored retirement plans,
(3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4) to meet minimum distribution requirements under the Internal Revenue Code,
(5) to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and
(6) after separation from service.
•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.
The availability of these sales load waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers. In addition, any intermediary specific sales load waivers are reproduced in Appendix A based on information provided by the financial intermediaries.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford mutual fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares –  $2,000 ($5,000 in the case of Emerging Markets Multi-Sector Bond Fund) for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.
•
Class R3, Class R4, and Class R5 shares –  no investment minimum and no subsequent investment minimum.
•
Class Y shares –  $250,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
•
Class F shares - $1,000,000 minimum initial investment. This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts). No subsequent investment minimum.
•
Class SDR shares –  $5,000,000 minimum initial investment. This requirement is waived for purchases through certain plan level or omnibus accounts.
To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. For more information regarding investing through a financial intermediary, please see “Additional Information Regarding Investing through a Financial Intermediary” below.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. Effective April 1, 2022, Class A shares will no longer be available for purchase by accounts for which no broker-dealer or other financial intermediary is specified, except under the following circumstances: (i) purchases by shareholders who have an existing account without a broker-dealer or financial intermediary as of the close of business on March 31, 2022 to add to their existing Fund account through subsequent purchases, through exchanges from other Hartford mutual funds, or through conversions of another share class in the Fund for Class A shares in the same Fund; (ii) purchases by shareholders in an Orphaned Account (as defined above in the section entitled “Classes of Shares –  Investor Requirements”); or (iii) purchases through reinvestment of dividends or capital gains distributions.
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The Funds do not accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Prior to April 1, 2022, any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. Effective April 1, 2022, any such direct purchases received by the Funds’ transfer agent for Class C shares for such accounts will be rejected.
Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, The Hartford® SMART529® College Savings Plan, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, R4, R5 and R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial intermediary when choosing a share class.
CLASS SDR SHARES ONLY
In addition to purchasing shares as indicated above, you can also contact the Schroders Client Service team by email at clientserviceny@schroders.com or by calling (212)641-3800 and asking to speak with Institutional Client Service. Please contact the Schroders’ Client Service team or your financial intermediary for more information.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.
•
By Phone: To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.
•
In Writing With a Check: Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction
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specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
•
By Electronic Funds Transfer or Wire: For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.
Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
•
On the Web: Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
•
By Phone: Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
•
By Electronic Funds Transfer or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.
•
By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
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Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
•
Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
•
403(b): 403(b) Distribution Request Form.
•
Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
•
Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may be able to exchange Class SDR shares of a Fund for Class R6 shares of other Hartford mutual funds and may also be able to exchange Class R6 shares of other Hartford mutual funds for Class SDR shares of a Fund. With respect to exchanges of Class A shares and Class C shares, any CDSC will continue to be calculated from the date of your initial investment but will not be charged at the time of the exchange. The CDSC schedule of the original shares purchased will continue to apply after such exchange.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.
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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. If doing a partial exchange, you must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place.
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Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available. Plan administrators and recordkeepers that are interested in an exchange privilege involving R6 shares should call 1-888-843-7824 to determine whether such exchange privilege is available.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.
Automatic Conversions
Class C shares automatically convert to Class A shares of the same Fund after 8 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 8 years. The conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.
In addition, any Class C shares held in Orphaned Accounts (as defined below) will periodically be converted into Class A shares of the same Fund. Certain shareholder accounts are maintained with the transfer agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”), and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the transfer agent without a new broker-dealer of record for such account, then such account would be referred to as an “Orphaned Account.”
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion without the imposition of any front-end sales charge or CDSC. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class SDR (each a “Retirement share class”) of a Fund may be converted into (i.e., reclassified) a different Retirement share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;
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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;
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Class C shares may be converted into Class A shares or Class I shares of the same Fund if (a) the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares; and (b) the shareholder is eligible to purchase Class A shares at NAV or the conversion is made to facilitate the shareholder’s participation in certain fee based advisory programs;
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Class I shares may be converted into Class Y shares, Class F shares or Class SDR shares; and
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Class Y shares may be converted into Class F shares or Class SDR shares.
In addition to the conversion scenarios described above, in certain circumstances, shares of one class of shares may be converted into shares of another share class of the same Fund for which the shareholder is eligible in the event that (a) the shareholder switches to another financial intermediary that does not offer such share class and such financial intermediary offers another share class of the same Fund for which such shareholder is eligible; or (b) the shareholder is no longer eligible to purchase such share class based on the eligibility requirements set forth in the prospectus or the applicable regulatory determination made by such shareholder’s financial intermediary (for example, the shareholder
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no longer participates in a fee-based, wrap, or other investment platform program of its financial intermediary or related to the requirements of a settlement agreement that the financial intermediary entered into with a regulatory body). Conversions of a share class into Class A shares under the foregoing limited circumstances will be at net asset value without the imposition of a front-end sales charge.
Not all share classes discussed above may be available for each Fund and not all of the conversions discussed above may be available through your financial intermediary. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
P.O. Box 219060	430 W 7th Street, Suite 219060
Kansas City, MO 64121-9060	Kansas City, MO 64105-1407
FAX: 1-888-802-0039
Valuation of Shares
The net asset value per share (“NAV”) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
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Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange (“Non-Traded Funds”), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. For more information regarding requests in “good order,” please see below.
Each Fund reserves the right to reject any purchase order in whole or in part and suspend and resume the sale of any share class of the Fund at any time for any reason.
With respect to accounts directly held through the Funds’ transfer agent, you may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. With respect to accounts directly held through the Funds’ transfer agent, you may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box. At times of peak activity, it may be difficult to place requests by phone. During these times, visit hartfordfunds.com or consider sending your request in writing.
For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder’s account within 1 - 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each
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Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending, or in-kind redemptions to meet redemption requests. As of March 1, 2022, each Fund does not engage in interfund lending.
Additional Information Regarding Investing through a Financial Intermediary
You may purchase shares of the Funds through an approved financial intermediary. These intermediaries may charge you additional fees and may require different minimum investments or impose other limitations on buying and selling shares in addition to those applicable to shareholders who invest in the Funds directly. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ if you are purchasing shares through a financial intermediary. You should check with your financial intermediary for further details.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request includes all accurate required information. The specific requirements for “good order” depend on the type of transaction and the method of purchase. The information generally required includes:
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Name, date of birth, residential address, and social security number.
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The Fund name, share class and account number.
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The amount of the transaction (in dollars or shares).
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Signatures of all owners exactly as registered on the account (for mail requests).
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Medallion signature guarantee or Signature Validation Program stamp (if required).
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Any supporting legal documentation that may be required.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Funds.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including
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the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by a Fund of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by a 529 plan where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.
The Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the Funds’ fair value procedures, please refer to “Valuation of Shares.”
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and share certificates are not issued.
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Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. If your account has no activity in it within a certain period of time, Hartford Funds may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes. For IRAs escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws or related federal tax withholding requirements.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. For more information, please contact your financial intermediary. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
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Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the summary prospectus, shareholder reports (to the extent received by mail), proxy statements, and information statements. You may view current prospectuses/summary prospectuses and shareholder reports on our website. If you hold your account directly with the Funds’ transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of such materials will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds’ transfer agent. If your account is not held directly with the Funds’ transfer agent, please contact your financial intermediary for information on your financial intermediary’s policy with respect to householding and/or how to change your householding status.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund’s transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.
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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.
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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford mutual fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.
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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford mutual fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.
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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford mutual fund.
Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
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Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
RETIREMENT PLANS AND CERTAIN OTHER ACCOUNTS
The Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account (“Coverdell Account”) through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
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Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans –  Class A, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some or all of which may be paid to select broker-dealers and certain other financial intermediaries. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan –  Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan –  Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan –  Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan –  Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford mutual funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford mutual funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford mutual funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford mutual fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford mutual funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford mutual funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford mutual funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.
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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford mutual funds (“Administrative Fees”). Such payments may be made out of 12b-1 and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford mutual funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford mutual funds that are serviced by the Servicing Intermediary, or on a per account basis. The Funds’ SAI includes information regarding Fund expenses and distribution arrangements.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford mutual funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford mutual fund shares sold through that Financial Intermediary; and (iii) the mix of equity and fixed income funds sold through or attributed to that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.20% of the average net assets of the Hartford mutual funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2021, the Investment Manager and its affiliates incurred approximately $68.7 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford mutual funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;
(2)
Payments for including the Hartford mutual funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;
(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford mutual funds and payments for providing extra employee training and information relating to Hartford Funds;
(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford mutual fund shares;
(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;
(7)
Provision of educational programs, including information and related support materials;
(8)
Provision of computer hardware and software; and
(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).
With respect to Class Y shares, neither the Distributor nor any affiliates of the Distributor will enter into any new arrangement after May 11, 2018 to make any asset-based or sales-based payment to any financial intermediary that is not directly related to account servicing, record keeping, 12b-1 fees, sub-transfer agency, administration or similar services. With respect to Class F shares, neither the Distributor nor any of its affiliates pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. With respect to Class SDR shares, neither the Distributor nor any affiliates of the Distributor pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary except for a legacy arrangement with an affiliate of SIMNA (Please see “Distribution Support Provided By SFA” for more information). Although with respect to certain classes the Distributor and its affiliates do not pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary, in certain instances, the
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Distributor and/or its affiliates may make payments to Financial Intermediaries that are not based on assets or sales of any particular Fund or share class (e.g. flat fee payments for platform participation, conference sponsorship, data packages, etc.), or that are in connection with the maintenance of each Fund share class within the Financial Intermediary’s platform.
As of January 1, 2022, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: Advisor Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Fidelity; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; Stifel, Nicolaus & Company, Inc.; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2021 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. As noted above under the section entitled “Payments Made From Fund Assets,” these Servicing Payments are separate from, and in addition to, any Administrative Fees paid by the Distributor and/or its affiliates from payments received from the Hartford mutual funds. The amount of the Servicing Payments is generally based on average net assets of the Hartford mutual funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford mutual funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2021, the Investment Manager, HASCO and/or their affiliates incurred approximately $4.1 million in total Servicing Payments and these Servicing Payments did not exceed $1.3 million for any one Servicing Intermediary.
As of January 1, 2022, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: ADP Broker Dealer, Inc.; Alight Solutions LLC; American United Life Insurance Company; Ascensus, Inc.; Charles Schwab; Edward D. Jones & Co; Fidelity; Goldman Sachs & Co.; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; National Financial Services; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Pershing LLC; PNC Bank, N.A.; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; The Vanguard Group; Transamerica Retirement Solutions; Voya Financial; and Wells Fargo. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Distribution Support Provided By SFA. Schroder Fund Advisors LLC, the Predecessor Funds’ distributor and wholly-owned subsidiary of SIMNA (“SFA”), has entered into an additional compensation arrangement with Hartford Funds Management Company, LLC (“HFMC”), the Funds’ investment manager. Under this arrangement, SFA has entered into a selling agreement with Hartford Funds Distributors, LLC (“HFD”) pursuant to which SFA is involved in the distribution of the shares of the Funds, and SFA and HFMC have entered into an additional compensation agreement, pursuant to which HFMC pays SFA an annual fee based on a percentage of the gross spread between the management fees and sub-advisory fees with respect to Class SDR Shares of the Funds.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
China A Fund	Annually
Diversified Emerging Markets Fund	Annually
Emerging Markets Equity Fund	Annually
Emerging Markets Multi-Sector Bond Fund	Quarterly
International Multi-Cap Value Fund	Quarterly
International Stock Fund	Annually
Securitized Income Fund	Monthly
Sustainable Core Bond Fund	Monthly
Tax-Aware Bond Fund	Monthly
US MidCap Opportunities Fund	Annually
US Small Cap Opportunities Fund	Annually
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of such Fund’s securities lending activities, investment in derivatives or high portfolio turnover rate.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
As described above, a shareholder may be able to convert one class of shares for another class of shares of the same Fund. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. If the conversion results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion.
Conversions of one class of shares for another class of shares of the same Fund within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
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Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Performance Notes
The following notes supplement the performance table in the Summary Sections and provide additional information for understanding the returns provided in the table for each Fund.
Each Fund, except for China A Fund, Diversified Emerging Markets Fund, Securitized Income Fund and Sustainable Core Bond Fund, is the successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund immediately before the opening of business on October 24, 2016. The Sustainable Core Bond Fund is the successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund after the close of business on November 12, 2021. SIMNA served as the investment manager to each Predecessor Fund, and SIMNA Ltd. served as the sub-adviser to the following Predecessor Funds: Schroder Emerging Market Equity Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund. SIMNA Ltd. also served as sub-adviser to the Schroder Core Bond Fund from December 1, 2019 to April 9, 2021. Performance for the Tax-Aware Bond Fund prior to June 14, 2013 reflects performance of its Predecessor Fund’s predecessor.
The Diversified Emerging Markets Fund will measure its performance against the MSCI Emerging Markets Index (Net).
Performance information for the US MidCap Opportunities Fund prior to May 1, 2019 reflects when the Fund invested at least 80% of its assets in securities of companies considered by Schroder Investment Management North America Inc. to be small- or mid-cap companies located in the United States.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The Bloomberg Municipal Bond Index is designed to cover the USD-denominated long-term tax exempt bond market.
The Bloomberg US Aggregate Bond Index is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The ICE BofA 1-3 Year US Corporate Index is designed to measure the performance of US investment-grade corporate debt with a remaining term to maturity of less than 3 years.
The ICE BofA US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market.
The JP Morgan Emerging Markets Blended Index (JEMB) - Equal Weighted is a blended index produced by JP Morgan that is comprised of 1/3 JP Morgan GBI Emerging Markets Global Diversified Index, 1/3 JP Morgan EMBI Global Diversified Index, and 1/3 JP Morgan CEMBI Broad Diversified Index. The JEMB - Equal Weighted is designed to blend US dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion.
The MSCI ACWI (All Country World) ex USA Index is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
The MSCI ACWI (All Country World) ex USA Value Index is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the US) and emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI China A Onshore Index is designed to capture large and mid-cap securities across China securities listed on the Shanghai and Shenzhen exchanges. The index covers only those securities that are accessible through “Stock Connect”.
The MSCI Emerging Markets Index is designed to capture large and mid cap securities across emerging market countries.
The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
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The Russell 2500 Index is designed to measure the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index that is designed to measure the performance of the 2,500 smallest US companies based on their market capitalization and current index membership.
The Russell Midcap Index is designed to measure the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
The S&P/LSTA Leveraged Loan Index is a market value-weighted index that is designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC.
The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds’ customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third-party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
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Prior Performance of the Sub-Advisers
Schroders China A Share Mandate - High Tracking Error Composite
The following tables present the past performance of a composite of certain accounts managed by Schroders, including accounts managed by SIMNA and SIMNA Ltd., which serve as sub-adviser and sub-sub-adviser, respectively, to the China A Fund. The Schroders China A Share Mandate - High Tracking Error composite (“Composite”) consists of all fee paying accounts under discretionary management by Schroders in their China A investment strategy that have investment objectives, policies and strategies substantially similar to those of the China A Fund. The currency of the Composite is USD.
Gross performance presented below has been calculated consistent with the requirements of the Global Investment Performance Standards (GIPS®); there is no representation that the performance below is presented in accordance with GIPS. GIPS® is a registered trademark of CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein. The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the Composite shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the China A Fund in their analysis of the historical experience of SIMNA and SIMNA Ltd. in managing all China A portfolios, with investment objectives, policies and strategies substantially similar to those of the China A Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) and the maximum sales charge payable by Class A shares of the China A Fund, as set forth in the China A Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) payable by Class A shares of the China A Fund, as set forth in the China A Fund’s fee table in the Summary Section, were used. Different accounts included in the Composite can have different fees and expenses from the China A Fund; to the extent they were higher/lower, the related performance would have been lower/higher, respectively.
Certain accounts that are included in the Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the China A Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the China A Fund, is not a substitute for the China A Fund’s performance and is not necessarily indicative of the China A Fund’s future results. The China A Fund’s actual performance may differ significantly from the past performance of the Composite. The personnel who managed the accounts that make up the Composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the China A Fund. While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the China A Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the China A Fund.
COMPOSITE PERFORMANCE
Average annual total returns for the periods ended December 31, 2021
	1 Year	5 Years	Since Inception (April 30, 2013)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	-1.06%	19.16%	16.83%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	4.70%	20.51%	17.59%
Composite (Gross)*	6.73%	22.85%	19.87%
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)*	4.03%	10.05%	8.86%
*
This is not the performance of the China A Fund. The inception date of the Composite is April 30, 2013.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the China A Fund, which is 5.50% (as a percentage of offering price).
142

Total returns for the periods ended December 31
	2013*	2014	2015	2016	2017	2018	2019	2020	2021
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	-1.25%	23.35%	22.59%	-14.43%	34.27%	-28.77%	30.89%	54.66%	-1.06%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	4.49%	30.53%	29.73%	-9.45%	42.09%	-24.62%	38.51%	63.66%	4.70%
Composite (Gross)**	5.84%	33.06%	32.24%	-7.70%	44.85%	-23.16%	41.20%	66.84%	6.73%
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)**	1.93%	46.53%	7.08%	-19.11%	20.28%	-32.99%	37.48%	40.04%	4.03%
*
Returns reflect since inception of the Composite, which is April 30, 2013.
**
This is not the performance of the China A Fund. The inception date of the Composite is April 30, 2013.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the China A Fund, which is 5.50% (as a percentage of offering price).
Please see “Performance Notes” for a description of the index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
143

Financial Highlights
China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities FUND, and US Small Cap Opportunities Fund
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year (or period) ended October 31, 2021 and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund, whose report, along with each such Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. With respect to each Fund, except the China A Fund and Diversified Emerging Markets Fund, the information for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017 was audited by another independent registered public accounting firm. Footnotes are located on the last page of these financial highlights tables.
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders China A Fund
For the Year Ended October 31, 2021(4)
A	$ 15.06	$ (0.05)	$ 2.25	$ 2.20	$ —(5)	$ (1.46)	$ —	$ (1.46)	$ 15.80	15.20%	$ 781	1.94%	1.42%	(0.28)%	73%
C	14.98	(0.18)	2.25	2.07	—	(1.46)	—	(1.46)	15.59	14.31	199	2.66	2.19	(1.14)	73
I	15.08	(0.03)	2.27	2.24	(0.05)	(1.46)	—	(1.51)	15.81	15.45	7,776	1.65	1.15	(0.19)	73
Y	15.08	0.14	2.12	2.26	(0.06)	(1.46)	—	(1.52)	15.82	15.57	2,987	1.55	1.11	0.88	73
F	15.09	(0.03)	2.30	2.27	(0.08)	(1.46)	—	(1.54)	15.82	15.63	63,292	1.54	0.99	(0.18)	73
SDR	15.09	0.01	2.27	2.28	(0.08)	(1.46)	—	(1.54)	15.83	15.70	3,957	1.54	0.99	0.06	73
For the Period Ended October 31, 2020(4)
A	$10.00	$ 0.04	$ 5.02	$ 5.06	$ —	$ —	$ —	$ —	$ 15.06	50.60%(6)	$ 369	4.28%(7)	1.29%(7)	0.55%(7)	46%
C	10.00	0.00(5)	4.98	4.98	—	—	—	—	14.98	49.80(6)	178	5.08(7)	2.22(7)	(0.04)(7)	46
I	10.00	0.07	5.01	5.08	—	—	—	—	15.08	50.80(6)	183	4.01(7)	1.15(7)	0.93(7)	46
Y	10.00	0.09	4.99	5.08	—	—	—	—	15.08	50.80(6)	151	3.95(7)	1.10(7)	1.14(7)	46
F	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90(6)	3,169	3.85(7)	0.99(7)	1.24(7)	46
SDR	10.00	0.10	4.99	5.09	—	—	—	—	15.09	50.90(6)	3,772	3.85(7)	0.99(7)	1.24(7)	46
Hartford Schroders Diversified Emerging Markets Fund
For the Period Ended October 31, 2021(8)
SDR	$10.00	$ —(5)	$ 0.10	$ 0.10	$ —	$ —	$ —	$ —	$ 10.10	1.00%(6)	$ 10,105	4.69%(7)	0.89%(7)	(0.26)%(7)	9%(9)
Hartford Schroders Emerging Markets Equity Fund
For the Year Ended October 31, 2021
A	$ 17.22	$ 0.06	$ 2.95	$ 3.01	$ (0.18)	$ —	$ —	$ (0.18)	$ 20.05	17.47%	$ 99,011	1.44%	1.44%	0.28%	36%
C	16.93	0.01	2.82	2.83	—	—	—	—	19.76	16.72	8,835	2.13	2.13	0.03	36
I	17.22	0.21	2.86	3.07	(0.16)	—	—	(0.16)	20.13	17.82	2,326,811	1.23	1.23	1.01	36
R3	17.11	0.10	2.85	2.95	(0.07)	—	—	(0.07)	19.99	17.27	100	1.77	1.68	0.47	36
R4	17.29	0.14	2.90	3.04	(0.15)	—	—	(0.15)	20.18	17.57	5,485	1.47	1.47	0.68	36
R5	17.22	0.21	2.86	3.07	(0.15)	—	—	(0.15)	20.14	17.87	412	1.17	1.17	1.01	36
Y	17.25	0.29	2.78	3.07	(0.12)	—	—	(0.12)	20.20	17.82	890,765	1.16	1.16	1.41	36
F	17.24	0.24	2.86	3.10	(0.19)	—	—	(0.19)	20.15	17.99	1,049,336	1.05	1.05	1.15	36
SDR	17.27	0.26	2.85	3.11	(0.19)	—	—	(0.19)	20.19	18.02	2,361,023	1.05	1.05	1.23	36
144

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2020
A	$15.78	$ 0.06	$ 1.71	$ 1.77	$ (0.33)	$ —	$ —	$ (0.33)	$ 17.22	11.28%	$ 62,843	1.53%	1.53%	0.40%	52%
C	15.51	(0.05)	1.67	1.62	(0.20)	—	—	(0.20)	16.93	10.51	7,127	2.16	2.16	(0.34)	52
I	15.77	0.10	1.71	1.81	(0.36)	—	—	(0.36)	17.22	11.56	1,443,799	1.25	1.25	0.63	52
R3	15.66	0.03	1.70	1.73	(0.28)	—	—	(0.28)	17.11	11.08	88	1.79	1.71	0.21	52
R4	15.74	0.17	1.62	1.79	(0.24)	—	—	(0.24)	17.29	11.43	4,500	1.43	1.43	1.09	52
R5	15.78	0.11	1.70	1.81	(0.37)	—	—	(0.37)	17.22	11.55	322	1.20	1.20	0.69	52
Y	15.79	0.13	1.70	1.83	(0.37)	—	—	(0.37)	17.25	11.69	505,338	1.18	1.18	0.85	52
F	15.78	0.14	1.71	1.85	(0.39)	—	—	(0.39)	17.24	11.79	861,337	1.08	1.08	0.85	52
SDR	15.81	0.13	1.72	1.85	(0.39)	—	—	(0.39)	17.27	11.77	1,306,890	1.08	1.08	0.83	52
For the Year Ended October 31, 2019
A	$14.07	$ 0.29	$ 1.56	$ 1.85	$ (0.14)	$ —	$ —	$ (0.14)	$ 15.78	13.27%	$ 60,356	1.45%	1.45%	1.95%	43%
C	13.86	0.19	1.53	1.72	(0.07)	—	—	(0.07)	15.51	12.50	10,532	2.17	2.17	1.27	43
I	14.06	0.31	1.57	1.88	(0.17)	—	—	(0.17)	15.77	13.54	1,838,077	1.23	1.23	2.07	43
R3	13.98	0.23	1.57	1.80	(0.12)	—	—	(0.12)	15.66	13.01	83	1.79	1.72	1.51	43
R4	14.02	(0.05)	1.95	1.90	(0.18)	—	—	(0.18)	15.74	13.78	26	1.43	1.42	(0.32)	43
R5	14.07	0.33	1.56	1.89	(0.18)	—	—	(0.18)	15.78	13.61	600	1.19	1.19	2.19	43
Y	14.09	0.32	1.57	1.89	(0.19)	—	—	(0.19)	15.79	13.62	120,308	1.13	1.13	2.11	43
F	14.07	0.42	1.48	1.90	(0.19)	—	—	(0.19)	15.78	13.73	419,520	1.07	1.07	2.77	43
SDR	14.10	0.34	1.56	1.90	(0.19)	—	—	(0.19)	15.81	13.71	1,129,431	1.07	1.07	2.28	43
For the Year Ended October 31, 2018
A	$16.23	$ 0.16	$ (2.22)	$ (2.06)	$ (0.10)	$ —	$ —	$ (0.10)	$ 14.07	(12.79)%	$ 46,162	1.45%	1.45%	0.98%	24%
C	16.08	0.07	(2.22)	(2.15)	(0.07)	—	—	(0.07)	13.86	(13.44)	7,217	2.19	2.19	0.45	24
I	16.23	0.19	(2.22)	(2.03)	(0.14)	—	—	(0.14)	14.06	(12.66)	1,733,270	1.24	1.24	1.19	24
R3	16.20	0.22	(2.30)	(2.08)	(0.14)	—	—	(0.14)	13.98	(12.99)	90	1.80	1.70	1.36	24
R4	16.19	0.05	(2.11)	(2.06)	(0.11)	—	—	(0.11)	14.02	(12.88)	3,710	1.49	1.48	0.36	24
R5	16.23	0.27	(2.29)	(2.02)	(0.14)	—	—	(0.14)	14.07	(12.56)	484	1.20	1.20	1.69	24
Y	16.25	0.23	(2.24)	(2.01)	(0.15)	—	—	(0.15)	14.09	(12.48)	123,082	1.11	1.11	1.43	24
F	16.23	0.30	(2.30)	(2.00)	(0.16)	—	—	(0.16)	14.07	(12.48)	154,306	1.08	1.08	1.89	24
SDR	16.26	0.23	(2.23)	(2.00)	(0.16)	—	—	(0.16)	14.10	(12.46)	930,480	1.08	1.08	1.43	24
For the Year Ended October 31, 2017
A	$12.59	$ 0.10	$ 3.62	$ 3.72	$ (0.08)	$ —	$ —	$ (0.08)	$ 16.23	29.83%	$ 53,107	1.56%	1.50%	0.69%	33%
C	12.58	0.04	3.57	3.61	(0.11)	—	—	(0.11)	16.08	29.00	3,658	2.25	2.25	0.25	33
I	12.59	0.14	3.61	3.75	(0.11)	—	—	(0.11)	16.23	30.14	1,848,368	1.35	1.25	0.98	33
R3	12.58	0.10	3.62	3.72	(0.10)	—	—	(0.10)	16.20	29.87	13	1.86	1.48	0.71	33
R4	12.58	0.16	3.56	3.72	(0.11)	—	—	(0.11)	16.19	29.86	136	1.52	1.50	1.11	33
R5	12.58	0.13	3.63	3.76	(0.11)	—	—	(0.11)	16.23	30.26	13	1.25	1.20	0.97	33
Y	12.58	0.26	3.53	3.79	(0.12)	—	—	(0.12)	16.25	30.45	97,758	1.14	1.14	1.72	33
F(10)	12.98	0.16	3.09	3.25	—	—	—	—	16.23	25.04(6)	42,462	1.10(7)	1.10(7)	1.57(7)	33
SDR	12.60	0.15	3.63	3.78	(0.12)	—	—	(0.12)	16.26	30.32	710,039	1.10	1.10	1.10	33
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
For the Year Ended October 31, 2021
A	$8.22	$ 0.36	$ 0.05	$ 0.41	$ (0.34)	$ —	$ —	$ (0.34)	$ 8.29	4.92%	$ 1,574	1.48%	1.15%	4.14%	168%
C	8.20	0.29	0.04	0.33	(0.27)	—	—	(0.27)	8.26	4.02	136	2.32	1.90	3.41	168
I	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.19	18,976	1.16	0.88	4.41	168
R3	8.23	0.33	0.05	0.38	(0.31)	—	—	(0.31)	8.30	4.60	31	1.79	1.41	3.89	168
R4	8.22	0.37	0.04	0.41	(0.34)	—	—	(0.34)	8.29	4.92	11	1.49	1.09	4.24	168
R5	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	11	1.19	0.85	4.45	168
Y	8.21	0.38	0.05	0.43	(0.36)	—	—	(0.36)	8.28	5.24	2,946	1.12	0.83	4.46	168
F	7.72	0.37	0.05	0.42	(0.37)	—	—	(0.37)	7.77	5.43	12	1.07	0.75	4.54	168
SDR	8.21	0.39	0.05	0.44	(0.37)	—	—	(0.37)	8.28	5.35	20,784	1.07	0.75	4.57	168
145

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund – (continued)
For the Year Ended October 31, 2020
A	$9.12	$ 0.44	$ (0.90)	$ (0.46)	$ (0.34)	$ —	$ (0.10)	$ (0.44)	$ 8.22	(4.85)%	$ 1,727	1.41%	1.15%	5.22%	141%
C	9.08	0.38	(0.89)	(0.51)	(0.29)	—	(0.08)	(0.37)	8.20	(5.43)	215	2.23	1.90	4.48	141
I	9.11	0.47	(0.90)	(0.43)	(0.37)	—	(0.10)	(0.47)	8.21	(4.50)	21,211	1.05	0.82	5.56	141
R3	9.13	0.43	(0.89)	(0.46)	(0.34)	—	(0.10)	(0.44)	8.23	(4.79)	29	1.70	1.24	5.15	141
R4	9.11	0.46	(0.89)	(0.43)	(0.36)	—	(0.10)	(0.46)	8.22	(4.45)	11	1.40	0.92	5.48	141
R5	9.10	0.46	(0.88)	(0.42)	(0.37)	—	(0.10)	(0.47)	8.21	(4.41)	11	1.10	0.85	5.52	141
Y	9.10	0.47	(0.89)	(0.42)	(0.36)	—	(0.11)	(0.47)	8.21	(4.34)	2,376	0.98	0.76	5.60	141
F	9.10	0.51	(1.02)	(0.51)	(0.67)	—	(0.20)	(0.87)	7.72	(4.66)	11	0.98	0.75	5.58	141
SDR	9.11	0.47	(0.90)	(0.43)	(0.36)	—	(0.11)	(0.47)	8.21	(4.44)	34,536	0.98	0.75	5.62	141
For the Year Ended October 31, 2019
A	$8.79	$ 0.55	$ 0.25	$ 0.80	$ (0.43)	$ —	$ (0.04)	$ (0.47)	$ 9.12	9.21%	$ 1,829	1.29%	1.11%	6.12%	240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44	266	2.14	1.90	5.39	240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65	29,715	1.00	0.83	6.37	240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46	11	1.55	0.88	6.33	240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45	11	1.28	0.86	6.35	240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56	11	1.00	0.81	6.39	240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61	2,046	0.94	0.76	6.39	240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66	23,084	0.93	0.75	6.45	240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65	37,109	0.93	0.75	6.44	240
For the Year Ended October 31, 2018
A	$9.98	$ 0.50	$ (1.02)	$ (0.52)	$ (0.32)	$ (0.13)	$ (0.22)	$ (0.67)	$ 8.79	(5.34)%	$ 3,389	1.29%	1.08%	5.42%	285%
C	9.95	0.41	(1.01)	(0.60)	(0.28)	(0.13)	(0.20)	(0.61)	8.74	(6.27)	414	2.16	1.90	4.52	285
I	9.97	0.52	(1.02)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.22)	36,557	1.02	0.85	5.63	285
R3	9.97	0.50	(1.03)	(0.53)	(0.30)	(0.13)	(0.21)	(0.64)	8.80	(5.43)	10	1.65	1.25	5.23	285
R4	9.97	0.52	(1.03)	(0.51)	(0.33)	(0.13)	(0.22)	(0.68)	8.78	(5.25)	10	1.35	0.92	5.54	285
R5	9.97	0.53	(1.03)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.23)	10	1.06	0.85	5.58	285
Y	9.97	0.49	(0.98)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.17)	970	0.95	0.77	5.29	285
F	9.96	0.53	(1.01)	(0.48)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.04)	28,842	0.94	0.75	5.67	285
SDR	9.98	0.56	(1.05)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.79	(5.11)	34,841	0.94	0.75	5.89	285
For the Year Ended October 31, 2017
A	$9.79	$ 0.55	$ 0.27	$ 0.82	$ (0.53)	$ (0.10)	$ —	$ (0.63)	$ 9.98	8.83%	$ 2,472	1.15%	1.03%	5.65%	212%
C	9.78	0.46	0.29	0.75	(0.48)	(0.10)	—	(0.58)	9.95	8.01	73	2.03	1.90	4.72	212
I	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.08	15,441	0.94	0.82	5.86	212
R3	9.78	0.54	0.28	0.82	(0.53)	(0.10)	—	(0.63)	9.97	8.74	36	1.63	1.19	5.53	212
R4	9.78	0.55	0.28	0.83	(0.54)	(0.10)	—	(0.64)	9.97	8.88	11	1.33	1.02	5.67	212
R5	9.78	0.57	0.27	0.84	(0.55)	(0.10)	—	(0.65)	9.97	9.07	11	1.04	0.85	5.82	212
Y	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.16	122	0.91	0.79	5.81	212
F	9.70	0.39	0.30	0.69	(0.43)	—	—	(0.43)	9.96	7.22(6)	11	0.87(7)	0.75(7)	5.90(7)	212
SDR	9.79	0.58	0.27	0.85	(0.56)	(0.10)	—	(0.66)	9.98	9.16	57,054	0.87	0.75	5.93	212
Hartford Schroders International Multi-Cap Value Fund
For the Year Ended October 31, 2021
A	$7.76	$ 0.21	$ 2.57	$ 2.78	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	36.00%	$ 98,511	1.11%	1.11%	2.12%	85%
C	7.71	0.13	2.56	2.69	(0.15)	—	—	(0.15)	10.25	34.97	14,700	1.85	1.85	1.34	85
I	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.41	713,835	0.85	0.85	2.39	85
R3	7.73	0.18	2.56	2.74	(0.19)	—	—	(0.19)	10.28	35.61	17,169	1.46	1.40	1.81	85
R4	7.74	0.23	2.54	2.77	(0.22)	—	—	(0.22)	10.29	35.96	5,890	1.16	1.16	2.28	85
R5	7.75	0.23	2.57	2.80	(0.25)	—	—	(0.25)	10.30	36.25	18,070	0.85	0.85	2.28	85
Y	7.75	0.24	2.57	2.81	(0.25)	—	—	(0.25)	10.31	36.43	285,533	0.85	0.82	2.44	85
F	7.76	0.25	2.56	2.81	(0.26)	—	—	(0.26)	10.31	36.35	578,284	0.75	0.75	2.52	85
SDR	7.74	0.25	2.57	2.82	(0.26)	—	—	(0.26)	10.30	36.57	871,784	0.75	0.75	2.49	85
146

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Multi-Cap Value Fund – (continued)
For the Year Ended October 31, 2020
A	$9.05	$ 0.17	$ (1.24)	$ (1.07)	$ (0.22)	$ —	$ —	$ (0.22)	$ 7.76	(12.01)%	$ 65,123	1.12%	1.12%	2.12%	119%
C	8.99	0.11	(1.23)	(1.12)	(0.16)	—	—	(0.16)	7.71	(12.69)	12,691	1.86	1.86	1.32	119
I	9.05	0.20	(1.26)	(1.06)	(0.24)	—	—	(0.24)	7.75	(11.86)	538,073	0.85	0.85	2.37	119
R3	9.02	0.14	(1.24)	(1.10)	(0.19)	—	—	(0.19)	7.73	(12.42)	13,398	1.48	1.48	1.71	119
R4	9.03	0.17	(1.24)	(1.07)	(0.22)	—	—	(0.22)	7.74	(12.07)	2,328	1.18	1.18	2.13	119
R5	9.04	0.20	(1.25)	(1.05)	(0.24)	—	—	(0.24)	7.75	(11.75)	17,008	0.86	0.86	2.42	119
Y	9.04	0.20	(1.24)	(1.04)	(0.25)	—	—	(0.25)	7.75	(11.72)	165,134	0.86	0.81	2.49	119
F	9.05	0.21	(1.25)	(1.04)	(0.25)	—	—	(0.25)	7.76	(11.65)	357,583	0.76	0.76	2.58	119
SDR	9.04	0.21	(1.26)	(1.05)	(0.25)	—	—	(0.25)	7.74	(11.78)	577,640	0.76	0.76	2.54	119
For the Year Ended October 31, 2019
A	$8.97	$ 0.27	$ 0.28	$ 0.55	$ (0.25)	$ (0.22)	$ —	$ (0.47)	$ 9.05	6.61%	$ 106,530	1.12%	1.12%	3.03%	119%
C	8.90	0.19	0.30	0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91	21,500	1.87	1.87	2.12	119
I	8.96	0.28	0.30	0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98	740,680	0.86	0.86	3.13	119
R3	8.94	0.28	0.25	0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36	19,748	1.48	1.48	3.25	119
R4	8.95	0.26	0.29	0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57	2,746	1.18	1.18	3.01	119
R5	8.95	0.26	0.32	0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97	21,262	0.87	0.87	2.99	119
Y	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93	146,587	0.85	0.80	3.29	119
F	8.97	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98	377,025	0.76	0.76	3.31	119
SDR	8.96	0.29	0.29	0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99	636,333	0.76	0.76	3.27	119
For the Year Ended October 31, 2018
A	$10.18	$ 0.23	$ (1.09)	$ (0.86)	$ (0.24)	$ (0.11)	$ —	$ (0.35)	$ 8.97	(8.71)%	$ 67,252	1.13%	1.10%	2.26%	87%
C	10.12	0.17	(1.10)	(0.93)	(0.18)	(0.11)	—	(0.29)	8.90	(9.47)	25,614	1.88	1.85	1.71	87
I	10.17	0.26	(1.09)	(0.83)	(0.27)	(0.11)	—	(0.38)	8.96	(8.47)	875,109	0.87	0.84	2.64	87
R3	10.15	0.22	(1.10)	(0.88)	(0.22)	(0.11)	—	(0.33)	8.94	(8.96)	613	1.50	1.43	2.22	87
R4	10.16	0.20	(1.06)	(0.86)	(0.24)	(0.11)	—	(0.35)	8.95	(8.76)	1,312	1.20	1.16	2.03	87
R5	10.17	0.27	(1.11)	(0.84)	(0.27)	(0.11)	—	(0.38)	8.95	(8.58)	22,482	0.88	0.85	2.68	87
Y	10.17	0.25	(1.07)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.42)	80,993	0.83	0.81	2.57	87
F	10.18	0.28	(1.10)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.97	(8.38)	251,677	0.78	0.75	2.78	87
SDR	10.17	0.27	(1.09)	(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.38)	540,822	0.78	0.75	2.69	87
For the Year Ended October 31, 2017
A	$8.61	$ 0.20	$ 1.53	$ 1.73	$ (0.16)	$ —	$ —	$ (0.16)	$ 10.18	20.26%	$ 58,977	1.20%	1.12%	2.08%	63%
C	8.60	0.15	1.50	1.65	(0.13)	—	—	(0.13)	10.12	19.31	15,580	1.93	1.85	1.51	63
I	8.60	0.24	1.52	1.76	(0.19)	—	—	(0.19)	10.17	20.47	706,652	0.91	0.82	2.48	63
R3	8.60	0.20	1.49	1.69	(0.14)	—	—	(0.14)	10.15	19.82	105	1.58	1.42	2.03	63
R4	8.60	0.18	1.54	1.72	(0.16)	—	—	(0.16)	10.16	20.23	809	1.24	1.15	1.83	63
R5	8.60	0.23	1.52	1.75	(0.18)	—	—	(0.18)	10.17	20.57	14,212	0.93	0.85	2.32	63
Y	8.60	0.21	1.56	1.77	(0.20)	—	—	(0.20)	10.17	20.80	4,440	0.84	0.76	2.30	63
F(10)	9.13	0.17	1.02	1.19	(0.14)	—	—	(0.14)	10.18	13.07(6)	110,585	0.83(7)	0.75(7)	2.60(7)	63
SDR	8.60	0.23	1.53	1.76	(0.19)	—	—	(0.19)	10.17	20.70	448,891	0.83	0.75	2.43	63
Hartford Schroders International Stock Fund
For the Year Ended October 31, 2021
A	$14.14	$ 0.16	$ 4.77	$ 4.93	$ (0.00)(5)	$ —	$ —	$ —	$ 19.07	34.90%	$ 285,278	1.06%	1.06%	0.89%	28%
C	13.43	0.02	4.52	4.54	—	—	—	—	17.97	33.80	20,788	1.80	1.80	0.13	28
I	13.71	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.49	35.30	1,981,793	0.79	0.79	1.18	28
R3	13.63	0.10	4.58	4.68	—	—	—	—	18.31	34.34	1,190	1.42	1.41	0.55	28
R4	13.67	0.14	4.61	4.75	(0.00)(5)	—	—	—	18.42	34.78	3,841	1.12	1.12	0.79	28
R5	13.72	0.20	4.62	4.82	(0.05)	—	—	(0.05)	18.49	35.20	24,588	0.81	0.81	1.14	28
Y	13.76	0.21	4.62	4.83	(0.05)	—	—	(0.05)	18.54	35.17	248,058	0.81	0.81	1.17	28
F	13.74	0.22	4.63	4.85	(0.07)	—	—	(0.07)	18.52	35.36	618,602	0.70	0.70	1.25	28
SDR	13.73	0.22	4.62	4.84	(0.07)	—	—	(0.07)	18.50	35.31	447,317	0.71	0.71	1.25	28
147

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders International Stock Fund – (continued)
For the Year Ended October 31, 2020
A	$12.91	$ 0.07	$ 1.30	$ 1.37	$ (0.14)	$ —	$ —	$ (0.14)	$ 14.14	10.63%	$ 114,042	1.12%	1.11%	0.49%	34%
C	12.25	(0.03)	1.25	1.22	(0.04)	—	—	(0.04)	13.43	9.93	6,687	1.85	1.85	(0.21)	34
I	12.51	0.10	1.26	1.36	(0.16)	—	—	(0.16)	13.71	10.93	516,721	0.83	0.83	0.79	34
R3	12.47	0.03	1.26	1.29	(0.13)	—	—	(0.13)	13.63	10.38	734	1.46	1.45	0.25	34
R4	12.50	0.07	1.25	1.32	(0.15)	—	—	(0.15)	13.67	10.62	2,536	1.15	1.15	0.51	34
R5	12.52	0.11	1.26	1.37	(0.17)	—	—	(0.17)	13.72	10.96	12,208	0.83	0.83	0.84	34
Y	12.52	0.06	1.32	1.38	(0.14)	—	—	(0.14)	13.76	11.09	66,753	0.82	0.82	0.45	34
F	12.52	0.11	1.28	1.39	(0.17)	—	—	(0.17)	13.74	11.13	169,576	0.75	0.75	0.86	34
SDR	12.52	0.11	1.27	1.38	(0.17)	—	—	(0.17)	13.73	11.07	136,358	0.75	0.75	0.86	34
For the Year Ended October 31, 2019
A	$12.46	$ 0.17	$ 1.18	$ 1.35	$ (0.15)	$ (0.75)	$ —	$ (0.90)	$ 12.91	12.04%	$ 46,241	1.16%	1.14%	1.42%	37%
C	11.90	0.10	1.10	1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16	3,530	1.90	1.87	0.88	37
I	12.09	0.21	1.13	1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39	218,391	0.86	0.83	1.81	37
R3	12.08	0.16	1.13	1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93	190	1.44	1.33	1.35	37
R4	12.09	0.15	1.17	1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15	292	1.12	1.05	1.24	37
R5	12.10	0.15	1.19	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33	1,066	0.80	0.78	1.21	37
Y	12.11	0.21	1.12	1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38	676	0.87	0.84	1.80	37
F	12.10	0.22	1.12	1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47	70,305	0.78	0.76	1.85	37
SDR	12.10	0.21	1.14	1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45	100,663	0.80	0.76	1.80	37
For the Year Ended October 31, 2018
A	$13.62	$ 0.19	$ (1.22)	$ (1.03)	$ (0.13)	$ —	$ —	$ (0.13)	$ 12.46	(7.63)%	$ 11,234	1.25%	1.16%	1.40%	65%
C	13.11	0.13	(1.21)	(1.08)	(0.13)	—	—	(0.13)	11.90	(8.33)	1,824	2.01	1.92	0.97	65
I	13.20	0.22	(1.17)	(0.95)	(0.16)	—	—	(0.16)	12.09	(7.32)	129,528	0.93	0.85	1.70	65
R3	13.19	0.21	(1.19)	(0.98)	(0.13)	—	—	(0.13)	12.08	(7.49)	12	1.61	1.02	1.59	65
R4	13.20	0.22	(1.19)	(0.97)	(0.14)	—	—	(0.14)	12.09	(7.42)	12	1.31	0.97	1.64	65
R5	13.22	0.22	(1.18)	(0.96)	(0.16)	—	—	(0.16)	12.10	(7.36)	12	1.01	0.90	1.69	65
Y	13.23	0.12	(1.07)	(0.95)	(0.17)	—	—	(0.17)	12.11	(7.32)	5,693	0.90	0.81	0.97	65
F	13.22	0.22	(1.17)	(0.95)	(0.17)	—	—	(0.17)	12.10	(7.32)	9,204	0.89	0.80	1.69	65
SDR	13.23	0.23	(1.18)	(0.95)	(0.18)	—	—	(0.18)	12.10	(7.33)	67,339	0.89	0.80	1.71	65
For the Year Ended October 31, 2017
A	$11.02	$ 0.12	$ 2.64	$ 2.76	$ (0.16)	$ —	$ —	$ (0.16)	$ 13.62	25.41%	$ 5,930	1.32%	1.20%	0.98%	53%
C	10.69	(0.02)	2.60	2.58	(0.16)	—	—	(0.16)	13.11	24.60	321	2.01	1.94	(0.13)	53
I	10.69	0.14	2.55	2.69	(0.18)	—	—	(0.18)	13.20	25.69	116,660	1.02	0.95	1.24	53
R3	10.69	0.12	2.55	2.67	(0.17)	—	—	(0.17)	13.19	25.45	13	1.62	1.18	1.04	53
R4	10.69	0.13	2.56	2.69	(0.18)	—	—	(0.18)	13.20	25.61	13	1.34	1.08	1.15	53
R5	10.69	0.16	2.55	2.71	(0.18)	—	—	(0.18)	13.22	25.88	13	1.02	0.90	1.34	53
Y	10.69	0.13	2.59	2.72	(0.18)	—	—	(0.18)	13.23	25.99	115	0.88	0.79	1.04	53
F(10)	10.87	0.04	2.31	2.35	—	—	—	—	13.22	21.62(6)	844	0.85(7)	0.80(7)	0.52(7)	53
SDR	10.70	0.17	2.55	2.72	(0.19)	—	—	(0.19)	13.23	25.88	77,051	0.86	0.80	1.45	53
Hartford Schroders Securitized Income Fund
For the Year Ended October 31, 2021
A	$9.79	$ 0.17	$ 0.10	$ 0.27	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.91	2.77%	$ 5,167	1.26%(11)	1.06%(12)	1.66%(13)	71%
C	9.79	0.07	0.10	0.17	(0.07)	—	—	(0.07)	9.89	1.69	432	2.07(11)	2.06(12)	0.66(13)	71
I	9.79	0.17	0.10	0.27	(0.17)	—	—	(0.17)	9.89	2.82	89,260	1.03(11)	0.97(12)	1.73(13)	71
Y	9.79	0.18	0.10	0.28	(0.18)	—	—	(0.18)	9.89	2.87	4,187	0.99(11)	0.92(12)	1.78(13)	71
F	9.78	0.19	0.10	0.29	(0.19)	—	—	(0.19)	9.88	2.97	2,096	0.98(11)	0.84(12)	1.88(13)	71
SDR	9.78	0.18	0.11	0.29	(0.19)	—	—	(0.19)	9.88	2.97	24,467	0.97(11)	0.84(12)	1.84(13)	71
For the Year Ended October 31, 2020
A	$10.06	$ 0.21	$ (0.25)	$ (0.04)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 9.79	(0.41)%	$ 5,553	1.54%(14)	1.10%(15)(16)	2.12%(17)	78%
C(18)	10.12	0.04	(0.31)	(0.27)	(0.06)	0.00	—	(0.06)	9.79	(2.64)(6)	443	2.52(7)(14)	2.29(7)(15)(16)	0.55(7)(17)	78
I	10.06	0.19	(0.23)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.42)	65,636	1.34(14)	1.12(15)(16)	1.94(17)	78
Y	10.06	0.21	(0.25)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.79	(0.36)	3,571	1.29(14)	1.07(15)(16)	2.20(17)	78
F	10.05	0.22	(0.26)	(0.04)	(0.22)	(0.01)	—	(0.23)	9.78	(0.34)	2,035	1.28(14)	1.06(15)(16)	2.25(17)	78
SDR	10.05	0.23	(0.26)	(0.03)	(0.23)	(0.01)	—	(0.24)	9.78	(0.31)	16,688	1.28(14)	1.07(15)(16)	2.32(17)	78
148

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Securitized Income Fund – (continued)
For the Period Ended October 31, 2019(19)
A	$ 10.00	$ 0.17	$ 0.03	$ 0.20	$ (0.14)	$ —	$ —	$ (0.14)	$ 10.06	2.04%(6)	$ 3,571	1.58%(7)(20)	1.00%(7)(16)(21)	2.49%(7)(22)	35%
I	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.09(6)	4,633	1.33(7)(20)	0.96(7)(16)(21)	2.52(7)(22)	35
Y	10.00	0.17	0.04	0.21	(0.15)	—	—	(0.15)	10.06	2.13(6)	3,583	1.27(7)(20)	0.91(7)(16)(21)	2.58(7)(22)	35
F	10.00	0.18	0.03	0.21	(0.16)	—	—	(0.16)	10.05	2.06(6)	2,544	1.26(7)(20)	0.89(7)(16)(21)	2.61(7)(22)	35
SDR	10.00	0.17	0.04	0.21	(0.16)	—	—	(0.16)	10.05	2.19(6)	80,616	1.24(7)(20)	0.86(7)(16)(21)	2.55(7)(22)	35
Hartford Schroders Tax-Aware Bond Fund
For the Year Ended October 31, 2021
A	$11.42	$ 0.12	$ —(5)	$ 0.12	$ (0.12)	$ (0.15)	$ —	$ (0.27)	$ 11.27	1.08%	$ 63,475	0.82%	0.71%	1.09%	109%
C	11.44	0.03	(0.02)	0.01	(0.02)	(0.15)	—	(0.17)	11.28	0.11	7,768	1.64	1.58	0.22	109
I	11.43	0.15	(0.01)	0.14	(0.14)	(0.15)	—	(0.29)	11.28	1.30	279,048	0.59	0.49	1.31	109
Y	11.44	0.14	(0.01)	0.13	(0.14)	(0.15)	—	(0.29)	11.28	1.14	286	0.62	0.56	1.24	109
F	11.44	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.28	1.24	40,994	0.51	0.46	1.34	109
SDR	11.43	0.15	(0.01)	0.14	(0.15)	(0.15)	—	(0.30)	11.27	1.24	64,292	0.51	0.46	1.34	109
For the Year Ended October 31, 2020
A	$11.34	$ 0.16	$ 0.32	$ 0.48	$ (0.17)	$ (0.23)	$ —	$ (0.40)	$ 11.42	4.31%	$ 56,486	0.82%	0.71%	1.39%	186%
C	11.34	0.06	0.33	0.39	(0.06)	(0.23)	—	(0.29)	11.44	3.53	8,731	1.61	1.55	0.56	186
I	11.34	0.18	0.34	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.64	283,060	0.60	0.49	1.61	186
Y	11.35	0.18	0.33	0.51	(0.19)	(0.23)	—	(0.42)	11.44	4.56	213	0.63	0.56	1.56	186
F	11.35	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.44	4.67	33,074	0.52	0.46	1.64	186
SDR	11.34	0.19	0.33	0.52	(0.20)	(0.23)	—	(0.43)	11.43	4.68	61,878	0.52	0.46	1.66	186
For the Year Ended October 31, 2019
A	$10.66	$ 0.23	$ 0.80	$ 1.03	$ (0.23)	$ (0.12)	$ —	$ (0.35)	$ 11.34	9.79%	$ 36,158	0.83%	0.71%	2.08%	161%
C	10.65	0.14	0.80	0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91	7,894	1.61	1.54	1.26	161
I	10.67	0.26	0.79	1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95	209,719	0.61	0.48	2.31	161
Y	10.67	0.26	0.79	1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98	204	0.60	0.53	2.31	161
F	10.67	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06	20,569	0.53	0.46	2.33	161
SDR	10.66	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08	60,005	0.53	0.46	2.38	161
For the Year Ended October 31, 2018
A	$11.08	$ 0.23	$ (0.42)	$ (0.19)	$ (0.22)	$ (0.01)	$ —	$ (0.23)	$ 10.66	(1.77)%	$ 25,186	0.86%	0.71%	2.07%	161%
C	11.07	0.14	(0.43)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.65	(2.64)	4,819	1.62	1.53	1.24	161
I	11.10	0.25	(0.42)	(0.17)	(0.25)	(0.01)	—	(0.26)	10.67	(1.59)	120,282	0.62	0.46	2.31	161
Y	11.10	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.63)	214	0.57	0.48	2.30	161
F	11.10	0.26	(0.44)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.60)	8,689	0.55	0.46	2.36	161
SDR	11.09	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.66	(1.60)	59,590	0.55	0.46	2.30	161
For the Year Ended October 31, 2017
A	$11.19	$ 0.20	$ (0.07)	$ 0.13	$ (0.20)	$ (0.04)	$ —	$ (0.24)	$ 11.08	1.20%	$ 22,948	0.86%	0.71%	1.83%	72%
C	11.20	0.11	(0.07)	0.04	(0.13)	(0.04)	—	(0.17)	11.07	0.40	4,712	1.58	1.50	0.96	72
I	11.21	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.10	1.45	147,851	0.58	0.46	2.10	72
Y	11.20	0.23	(0.07)	0.16	(0.22)	(0.04)	—	(0.26)	11.10	1.53	10	0.54	0.46	2.08	72
F	10.93	0.14	0.17	0.31	(0.14)	—	—	(0.14)	11.10	2.85(6)	2,377	0.53(7)	0.46(7)	1.96(7)	72
SDR	11.20	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.09	1.46	70,615	0.54	0.46	2.12	72
Hartford Schroders US MidCap Opportunities Fund
For the Year Ended October 31, 2021
A	$14.57	$ (0.02)	$ 6.09	$ 6.07	$ (0.01)	$ —	$ —	$ (0.01)	$ 20.63	41.71%	$ 106,982	1.16%	1.16%	(0.10)%	47%
C	14.67	(0.16)	6.13	5.97	—	—	—	—	20.64	40.70	54,795	1.90	1.90	(0.84)	47
I	15.19	0.03	6.36	6.39	(0.06)	—	—	(0.06)	21.52	42.13	457,621	0.89	0.89	0.17	47
R3	14.92	(0.09)	6.24	6.15	—	—	—	—	21.07	41.22	2,157	1.52	1.52	(0.46)	47
R4	15.08	(0.02)	6.31	6.29	—	—	—	—	21.37	41.71	856	1.22	1.17	(0.11)	47
R5	15.16	0.03	6.33	6.36	(0.05)	—	—	(0.05)	21.47	42.03	874	0.92	0.92	0.17	47
Y	15.18	0.03	6.34	6.37	(0.05)	—	—	(0.05)	21.50	42.05	82,958	0.91	0.91	0.15	47
F	15.20	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.53	42.23	83,647	0.80	0.80	0.26	47
SDR	15.23	0.05	6.35	6.40	(0.07)	—	—	(0.07)	21.56	42.14	51,180	0.80	0.80	0.26	47
149

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US MidCap Opportunities Fund – (continued)
For the Year Ended October 31, 2020
A	$15.01	$ 0.01	$ (0.35)	$ (0.34)	$ 0.00(5)	$ (0.10)	$ —	$ (0.10)	$ 14.57	(2.25)%	$ 71,370	1.18%	1.18%	0.06%	53%
C	15.21	(0.10)	(0.34)	(0.44)	—	(0.10)	—	(0.10)	14.67	(2.90)	43,785	1.92	1.92	(0.67)	53
I	15.63	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.19	(1.92)	352,667	0.90	0.90	0.35	53
R3	15.41	(0.04)	(0.35)	(0.39)	—	(0.10)	—	(0.10)	14.92	(2.54)	975	1.53	1.53	(0.28)	53
R4	15.53	0.00(5)	(0.35)	(0.35)	—	(0.10)	—	(0.10)	15.08	(2.26)	567	1.23	1.23	0.01	53
R5	15.60	0.05	(0.35)	(0.30)	(0.04)	(0.10)	—	(0.14)	15.16	(1.96)	1,229	0.93	0.93	0.31	53
Y	15.63	0.05	(0.35)	(0.30)	(0.05)	(0.10)	—	(0.15)	15.18	(1.93)	77,493	0.91	0.90	0.34	53
F	15.64	0.06	(0.34)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.20	(1.82)	55,554	0.81	0.81	0.42	53
SDR	15.67	0.07	(0.35)	(0.28)	(0.06)	(0.10)	—	(0.16)	15.23	(1.81)	37,895	0.81	0.81	0.45	53
For the Year Ended October 31, 2019
A	$13.68	$ 0.02	$ 1.58	$ 1.60	$ —	$ (0.27)	$ —	$ (0.27)	$ 15.01	12.12%	$ 87,831	1.27%	1.27%	0.14%	39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29	60,195	2.02	2.02	(0.61)	39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41	496,725	1.00	1.00	0.42	39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69	1,423	1.62	1.62	(0.25)	39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09	627	1.32	1.32	0.09	39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32	1,476	1.02	1.02	0.39	39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50	116,557	0.97	0.95	0.44	39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52	54,955	0.91	0.91	0.48	39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49	82,604	0.91	0.91	0.48	39
For the Year Ended October 31, 2018
A	$13.97	$ 0.01	$ (0.10)	$ (0.09)	$ —	$ (0.20)	$ —	$ (0.20)	$ 13.68	(0.66)%	$ 96,491	1.26%	1.25%	0.05%	37%
C	14.37	(0.11)	(0.09)	(0.20)	—	(0.20)	—	(0.20)	13.97	(1.49)	67,037	2.02	2.01	(0.72)	37
I	14.52	0.05	(0.11)	(0.06)	(0.02)	(0.20)	—	(0.22)	14.24	(0.44)	648,971	0.99	0.98	0.31	37
R3	14.43	(0.05)	(0.09)	(0.14)	—	(0.20)	—	(0.20)	14.09	(1.06)	950	1.63	1.60	(0.31)	37
R4	14.48	—	(0.10)	(0.10)	(0.01)	(0.20)	—	(0.21)	14.17	(0.74)	775	1.33	1.30	(0.03)	37
R5	14.51	0.04	(0.09)	(0.05)	(0.02)	(0.20)	—	(0.22)	14.24	(0.42)	1,864	1.03	1.00	0.26	37
Y	14.53	0.04	(0.10)	(0.06)	(0.03)	(0.20)	—	(0.23)	14.24	(0.46)	108,680	0.96	0.94	0.25	37
F	14.53	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.25	(0.37)	45,449	0.91	0.90	0.38	37
SDR	14.56	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.28	(0.37)	57,898	0.91	0.90	0.38	37
For the Year Ended October 31, 2017
A	$11.98	$ (0.02)	$ 2.22	$ 2.20	$ (0.02)	$ (0.19)	$ —	$ (0.21)	$ 13.97	18.57%	$ 116,594	1.28%	1.27%	(0.12)%	54%
C	12.41	(0.13)	2.31	2.18	(0.03)	(0.19)	—	(0.22)	14.37	17.75	48,121	2.04	2.02	(0.94)	54
I	12.42	0.02	2.30	2.32	(0.03)	(0.19)	—	(0.22)	14.52	18.91	620,850	1.02	1.01	0.15	54
R3	12.41	(0.07)	2.30	2.23	(0.02)	(0.19)	—	(0.21)	14.43	18.28	425	1.64	1.60	(0.49)	54
R4	12.42	(0.04)	2.31	2.27	(0.02)	(0.19)	—	(0.21)	14.48	18.52	274	1.39	1.30	(0.28)	54
R5	12.42	0.02	2.29	2.31	(0.03)	(0.19)	—	(0.22)	14.51	18.82	56	1.14	1.00	0.18	54
Y	12.42	0.02	2.31	2.33	(0.03)	(0.19)	—	(0.22)	14.53	19.00	11,479	0.96	0.94	0.16	54
F(10)	13.63	0.01	0.89	0.90	—	—	—	—	14.53	6.60(6)	8,436	0.91(7)	0.90(7)	0.14(7)	54
SDR	12.44	0.03	2.31	2.34	(0.03)	(0.19)	—	(0.22)	14.56	19.06	21,490	0.91	0.90	0.24	54
Hartford Schroders US Small Cap Opportunities Fund
For the Year Ended October 31, 2021
A	$23.20	$ (0.11)	$ 10.39	$ 10.28	$ —	$ —	$ —	$ —	$ 33.48	44.31%	$ 38,561	1.38%	1.35%	(0.34)%	56%
C	23.54	(0.34)	10.53	10.19	—	—	—	—	33.73	43.29	8,574	2.12	2.10	(1.09)	56
I	24.45	(0.02)	10.97	10.95	(0.02)	—	—	(0.02)	35.38	44.78	219,197	1.08	1.07	(0.06)	56
R3	24.11	(0.21)	10.81	10.60	—	—	—	—	34.71	43.97	1,379	1.70	1.63	(0.64)	56
R4	24.35	(0.11)	10.90	10.79	—	—	—	—	35.14	44.31	739	1.40	1.35	(0.34)	56
R5	24.44	(0.02)	10.95	10.93	(0.03)	—	—	(0.03)	35.34	44.75	687	1.10	1.05	(0.06)	56
Y	24.46	(0.01)	10.95	10.94	(0.03)	—	—	(0.03)	35.37	44.75	38,267	1.09	1.05	(0.05)	56
F	24.49	0.02	10.97	10.99	(0.06)	—	—	(0.06)	35.42	44.92	17,664	0.99	0.95	0.06	56
SDR	24.52	0.02	10.98	11.00	(0.06)	—	—	(0.06)	35.46	44.91	34,111	0.99	0.95	0.06	56
150

Financial Highlights
	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund – (continued)
For the Year Ended October 31, 2020
A	$25.69	$ 0.01	$ (1.19)	$ (1.18)	$ (0.02)	$ (1.29)	$ —	$ (1.31)	$ 23.20	(5.02)%	$ 23,897	1.42%	1.35%	0.06%	47%
C	26.23	(0.16)	(1.24)	(1.40)	—	(1.29)	—	(1.29)	23.54	(5.77)	6,957	2.17	2.10	(0.67)	47
I	27.00	0.09	(1.27)	(1.18)	(0.08)	(1.29)	—	(1.37)	24.45	(4.78)	144,885	1.11	1.05	0.38	47
R3	26.71	(0.07)	(1.24)	(1.31)	—	(1.29)	—	(1.29)	24.11	(5.31)	242	1.73	1.64	(0.30)	47
R4	26.93	0.02	(1.27)	(1.25)	(0.04)	(1.29)	—	(1.33)	24.35	(5.04)	194	1.43	1.35	0.08	47
R5	26.98	0.06	(1.23)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.44	(4.78)	293	1.13	1.05	0.25	47
Y	27.00	0.09	(1.26)	(1.17)	(0.08)	(1.29)	—	(1.37)	24.46	(4.74)	23,531	1.12	1.05	0.39	47
F	27.03	0.10	(1.25)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.49	(4.68)	10,407	1.01	0.95	0.41	47
SDR	27.06	0.08	(1.23)	(1.15)	(0.10)	(1.29)	—	(1.39)	24.52	(4.66)	23,538	1.01	0.95	0.36	47
For the Year Ended October 31, 2019
A	$25.55	$ 0.02	$ 2.38	$ 2.40	$ (0.01)	$ (2.25)	$ —	$ (2.26)	$ 25.69	11.21%	$ 20,928	1.43%	1.35%	0.07%	45%
C	26.20	0.16	2.44	2.28	—	(2.2500)	—	(2.25)	26.23	10.43	7,096	2.18	2.10	(0.65)	45
I	26.71	0.10	2.50	2.60	0.06	(2.25)	—	(2.31)	27.00	11.59	140,024	1.11	1.04	0.40	45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90	111	1.74	1.63	(0.21)	45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33	259	1.44	1.31	(0.01)	45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56	78	1.12	1.05	0.31	45
Y	26.73	0.11	2.50	2.61	(0.09)	2.25	—	(2.34)	27.00	11.62	25,883	1.08	1.01	0.43	45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69	4,483	1.02	0.95	0.47	45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67	11,328	1.02	0.95	0.50	45
For the Year Ended October 31, 2018
A	$27.97	$ (0.02)	$ (0.04)	$ (0.06)	$ —	$ (2.36)	$ —	$ (2.36)	$ 25.55	(0.34)%	$ 13,976	1.43%	1.34%	(0.08)%	42%
C	28.82	(0.23)	(0.03)	(0.26)	—	(2.36)	—	(2.36)	26.20	(1.08)	6,892	2.18	2.09	(0.84)	42
I	29.14	0.07	(0.05)	0.02	(0.09)	(2.36)	—	(2.45)	26.71	(0.05)	109,710	1.12	1.04	0.25	42
R3	29.06	(0.08)	(0.05)	(0.13)	(0.04)	(2.36)	—	(2.40)	26.53	(0.58)	66	1.75	1.58	(0.30)	42
R4	29.08	0.04	(0.04)	—	(0.04)	(2.36)	—	(2.40)	26.68	(0.11)	11	1.45	1.13	0.12	42
R5	29.11	0.07	(0.05)	0.02	(0.07)	(2.36)	—	(2.43)	26.70	(0.02)	19	1.15	1.05	0.23	42
Y	29.14	0.09	(0.05)	0.04	(0.09)	(2.36)	—	(2.45)	26.73	(0.03)	23,507	1.03	0.95	0.33	42
F	29.15	0.08	(0.04)	0.04	(0.09)	(2.36)	—	(2.45)	26.74	0.04	2,841	1.03	0.95	0.30	42
SDR	29.19	0.13	(0.08)	0.05	(0.10)	(2.36)	—	(2.46)	26.78	0.07	10,952	1.03	0.95	0.44	42
For the Year Ended October 31, 2017
A	$23.78	$ (0.07)	$ 5.71	$ 5.64	$ (0.07)	$ (1.38)	$ —	$ (1.45)	$ 27.97	24.43%	$ 17,379	1.41%	1.35%	(0.25)%	69%
C	24.66	(0.27)	5.90	5.63	(0.09)	(1.38)	—	(1.47)	28.82	23.50	4,426	2.14	2.08	(1.00)	69
I	24.67	0.05	5.90	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.85	124,651	1.05	1.00	(0.20)	69
R3	24.67	(0.07)	5.91	5.84	(0.07)	(1.38)	—	(1.45)	29.06	24.36	54	1.76	1.38	(0.27)	69
R4	24.67	(0.01)	5.88	5.87	(0.08)	(1.38)	—	(1.46)	29.08	24.51	11	1.46	1.22	(0.03)	69
R5	24.67	0.04	5.88	5.92	(0.10)	(1.38)	—	(1.48)	29.11	24.72	20	1.25	1.05	0.13	69
Y	24.67	(0.05)	6.00	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.86	26,227	1.04	0.95	(0.17)	69
F	26.78	0.02	2.35	2.37	—	—	—	—	29.15	8.85(6)	1,256	1.00(7)	0.96(7)	0.10(7)	69
SDR	24.71	0.05	5.91	5.96	(0.10)	(1.38)	—	(1.48)	29.19	24.86	32,525	1.00	0.95	0.17	69

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstand-
ing unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.
(4)	Commenced operations on March 31, 2020.
(5)	Amount is less than $0.01 per share.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on September 30, 2021.
(9)	Reflects the Fund’s portfolio turnover for the period September 30, 2021 through October 31, 2021.
(10)	Commenced operations on February 28, 2017.
(11)
The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 1.12%, 1.93%, 0.89%, 0.85%, 0.84% and 0.84%
for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

151

Financial Highlights
(12)
The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2021 was 0.92%, 1.92%, 0.83%, 0.78%, 0.70% and 0.70%
for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(13)
The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2021 was 1.80%, 0.80%, 1.87%, 1.92%, 2.02% and 1.98% for
Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(14)
The ratio of expenses before adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 1.18%, 2.16%, 0.97%, 0.92%, 0.92% and 0.92%
for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(15)
The ratio of expenses after adjustments to average net assets excluding interest expense for the year ended October 31, 2020 was 0.74%, 1.93%, 0.76%, 0.71%, 0.70% and 0.70%
for Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(16)
Includes the impact of certain non-contractual waivers. Please see the fee table in the Fund’s prospectus for the Fund’s estimated total annual fund operating expenses (before and after contractual waivers and/or reimbursements).

(17)
The ratio of net investment income to average net assets excluding interest expense for the year ended October 31, 2020 was 2.48%, 0.91%, 2.30%, 2.56%, 2.61% and 2.69% for
Class A, Class C, Class I, Class Y, Class F and Class SDR, respectively.

(18)	Commenced operations on February 28, 2020.
(19)	Commenced operations on February 28, 2019.
(20)
The ratio of expenses before adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 1.39%, 1.14%, 1.09%,
1.07% and 1.07% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

(21)
The ratio of expenses after adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 0.79%, 0.76%, 0.70%, 0.68%
and 0.70% for Class A, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(22)
The ratio of net investment income to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 2.68%, 2.71%, 2.77%, 2.81% and
2.71% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

152

Financial Highlights
SUSTAINABLE CORE BOND FUND
The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund is the accounting successor to its corresponding Predecessor Fund as a result of the reorganization of its Predecessor Fund into the Fund after the close of business on November 12, 2021. The Fund has adopted the Financial Statements of its Predecessor Fund. The information for the fiscal year ended October 31, 2021 has been derived from the financial statements audited by BBD, LLP, the Sustainable Core Bond Fund’s and the Predecessor Fund’s independent registered public accounting firm, whose report, along with the financial statements and financial highlights of the Sustainable Core Bond Fund’s Predecessor Fund, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2020 was audited by Ernst & Young LLP. The information for the fiscal periods ended October 31, 2019 and October 31, 2018 was audited by another independent registered public accounting firm.
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Core Bond Fund
R6 Shares
2021	$10.82	$0.19	$(0.13)	$0.06	$(0.20)	$(0.22)	$(0.42)
2020	10.44	0.23	0.62	0.85	(0.25)	(0.22)	(0.47)
2019	9.67	0.29	0.79	1.08	(0.31)	—	(0.31)
2018(b)	10.00	0.20	(0.34)	(0.14)	(0.19)	—	(0.19)
Investor Shares
2021	$10.82	$0.18	$(0.12)	$0.06	$(0.19)	$(0.22)	$(0.41)
2020(c)	10.82	0.06	0.02	0.08	(0.08)	—	(0.08)

	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Core Bond Fund
R6 Shares
2021	$10.46	0.50%	$73,926	0.32%	0.69%	1.78%	179%
2020	10.82	8.34	75,315	0.32	0.81	2.20	144
2019	10.44	11.27	62,427	0.32	0.78	2.91	134
2018(b)	9.67	(1.38)	38,061	0.32	1.48	2.74	48
Investor Shares
2021	$10.47	0.51%	$9,051	0.39%	0.74%	1.74%	179%
2020(c)	10.82	0.70	34,734	0.40	1.04	1.72	144
(1)
Per share net investment income calculated using average shares.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown. Total return calculations for a period of less than one year are not annualized.
(b)
Commenced operations on January 31, 2018. All ratios have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)
Commenced operations on June 29, 2020. All ratios have been annualized, except for the Total Return and Portfolio Turnover Rate.
153

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund’s investments is available in the annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or the period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 219060	Hartford Funds
Kansas City, MO 64121-9060	430 W 7th Street, Suite 219060
Kansas City, MO 64105-1407
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC on the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
SEC File Number
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-SCH22
March 1, 2022

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI. Shareholders should contact Janney to determine their eligibility for these waivers and discounts.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund in the same fund family.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Hartford mutual fund family and Hartford SMART529 plan, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds (if any) and any assets held in group retirement plans) of the Hartford mutual fund family and Hartford SMART529 plan held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs for such SEP IRA plan and/or SIMPLE IRA plan will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class eligible to be exchanged pursuant to the prospectus so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a class of a Fund eligible to be exchanged pursuant to the prospectus to Class A shares of the same Fund.
Oppenheimer & Co. Inc.
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co.
Effective June 15, 2020, shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI. Shareholders should contact Baird to determine their eligibility for these waivers and discounts.
Front-End Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Hartford mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulation
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this prospectus
•
Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Hartford mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Hartford mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Hartford mutual funds through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.
Front-End Sales Load Waiver on Class A shares at Stifel
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply
U.S. Bancorp Investments
Waivers Applicable to Purchases through U.S. Bancorp Investments
Effective February 22, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (USBI) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver. Shareholders should contact USBI to determine their eligibility for these waivers and discounts.
Front-end Sales Load Waiver on Class A Shares available at U.S. Bancorp Investments
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
•
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD FUNDS
This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses, as may be amended, restated or supplemented from time to time, of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”) in the charts below (each a “Fund” and collectively, the “Funds”). Each Company is an open-end management investment company currently consisting of thirty-six and fourteen separate series, respectively. This SAI relates only to the Funds.
THE HARTFORD MUTUAL FUNDS, INC.
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Income Fund	HBLAX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Hartford AARP Balanced Retirement Fund	HAFAX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFVX	HAFYX	HAFDX
The Hartford Capital Appreciation Fund	ITHAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
The Hartford Checks and Balances Fund	HCKAX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—	—	HCKFX
Hartford Climate Opportunities Fund	HEOMX	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
The Hartford Conservative Allocation Fund	HCVAX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	—	—	HCVFX
Hartford Core Equity Fund	HAIAX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
Hartford Emerging Markets Equity Fund	HERAX	HERCX	HERIX	HERRX	HERSX	HERTX	HERVX	HERYX	HERFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Equity Income Fund	HQIAX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Floating Rate Fund	HFLAX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
Hartford Global Impact Fund	HGXAX	HGXCX	HGXIX	HGXRX	HGXSX	HGXTX	HGXVX	HGXYX	HGXFX
The Hartford Global Real Asset Fund	HRLAX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	HRLZX	HRLYX	HRLFX
The Hartford Growth Allocation Fund	HRAAX	HRACX	HRAIX	HRARX	HRASX	HRATX	—	—	HRAFX
The Hartford Healthcare Fund	HGHAX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHVX	HGHYX	HGHFX
The Hartford High Yield Fund	HAHAX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHVX	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford International Equity Fund	HDVAX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCUX	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Value Fund	HILAX	HILCX	HILIX	HILRX	HILSX	HILTX	HILUX	HILYX	HILDX
The Hartford MidCap Fund	HFMCX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—	HMVYX	HMVFX
Hartford Moderate Allocation Fund	HBAAX	HBACX	HBAIX	HBARX	HBASX	HBATX	—	—	HBADX
Hartford Multi-Asset Income Fund*	ITTAX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	ITTVX	IHAYX	ITTFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMCX	HHMIX	—	—	—	—	HHMYX	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJCX	HMJIX	—	—	—	—	—	HMJFX
The Hartford Short Duration Fund	HSDAX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDVX	HSDYX	HSDFX
Hartford Small Cap Value Fund	HSMAX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Strategic Income Fund	HSNAX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
Hartford Sustainable Municipal Bond Fund**	HMKAX	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Total Return Bond Fund	ITBAX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
THE HARTFORD MUTUAL FUNDS II, INC.
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Growth Opportunities Fund	HGOAX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
Hartford Quality Value Fund	HVOAX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOVX	HVOYX	HVOFX
The Hartford Small Cap Growth Fund	HSLAX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
* Effective April 30, 2021, the Fund changed its name from Hartford Multi-Asset Income and Growth Fund to Hartford Multi-Asset Income Fund.
** Effective April 30, 2021, the Fund changed its name from Hartford Municipal Income Fund to Hartford Sustainable Municipal Bond Fund.
Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. The Funds’ audited financial statements and the notes thereto, which are included in the Funds’ Annual Reports to shareholders dated October 31, 2021, are incorporated into this SAI by reference. No other portions of the audited financials are incorporated by reference herein. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at https://www.sec.gov/Archives/edgar/data/1006415/000119312522003492/d266821dncsr.htm . The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at https://www.sec.gov/Archives/edgar/data/49905/000119312522003493/d246340dncsr.htm . A free copy of each Annual Report and each Fund’s prospectus is available on the Funds’ website at hartfordfunds.com; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Date of Prospectuses: March 1, 2022, as may be amended, restated or supplemented from time to time
Date of Statement of Additional Information: March 1, 2022

GENERAL INFORMATION
This SAI relates to all of the funds listed on the front cover page (each a “Fund” and collectively, the “Funds”). Each Fund is offered through a prospectus relating to one or more Funds and their classes. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund (subject to the liabilities belonging to the class). Each Fund, except The Hartford Growth Opportunities Fund, Hartford Quality Value Fund, and The Hartford Small Cap Growth Fund, is a series of The Hartford Mutual Funds, Inc. Each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund, and The Hartford Small Cap Growth Fund is a series of The Hartford Mutual Funds II, Inc. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001. The Hartford Mutual Funds II, Inc. also offers other mutual funds that are not part of this SAI.
This SAI relates to Class A, C, I, R3, R4, R5, R6, Y and F shares. Each Fund offers the classes set forth in the table on the cover page next to its name. Effective as of the opening of business on September 19, 2017, any remaining Class B shares have converted to Class A shares and Class B shares are no longer offered by any Fund.
Each of The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and The Hartford Conservative Allocation Fund are referred to as the “Asset Allocation Funds.” The Asset Allocation Funds and The Hartford Checks and Balances Fund are referred to as “Funds of Funds.”
Prior to October 7, 2019, the Hartford Global Impact Fund operated as a feeder fund in a master-feeder structure.
The date each Fund commenced operations is indicated below:
FUND	COMMENCEMENT OF OPERATIONS
The Hartford Balanced Income Fund (“Balanced Income Fund”)	July 31, 2006
Hartford AARP Balanced Retirement Fund (“Balanced Retirement Fund”)	April 30, 2014
The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”)	July 22, 1996
The Hartford Checks and Balances Fund (“Checks and Balances Fund”)	May 31, 2007
Hartford Climate Opportunities Fund (“Climate Opportunities Fund”)	February 29, 2016
The Hartford Conservative Allocation Fund (“Conservative Allocation Fund”)	May 28, 2004
Hartford Core Equity Fund (“Core Equity Fund”)	April 30, 1998
The Hartford Dividend and Growth Fund (“Dividend and Growth Fund”)	July 22, 1996
Hartford Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	May 31, 2011
The Hartford Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	May 31, 2011
The Hartford Equity Income Fund (“Equity Income Fund”)	August 28, 2003
The Hartford Floating Rate Fund (“Floating Rate Fund”)	April 29, 2005
The Hartford Floating Rate High Income Fund (“Floating Rate High Income Fund”)	September 30, 2011
Hartford Global Impact Fund (“Global Impact Fund”)	February 28, 2017
The Hartford Global Real Asset Fund (“Global Real Asset Fund”)	May 28, 2010
The Hartford Growth Allocation Fund (“Growth Allocation Fund”)	May 28, 2004
The Hartford Growth Opportunities Fund (“Growth Opportunities Fund”)	March 31, 1963
The Hartford Healthcare Fund (“Healthcare Fund”)	May 1, 2000
The Hartford High Yield Fund (“High Yield Fund”)	September 30, 1998
The Hartford Inflation Plus Fund (“Inflation Plus Fund”)	October 31, 2002
Hartford International Equity Fund (“International Equity Fund”)	June 30, 2008
The Hartford International Growth Fund (“International Growth Fund”)	April 30, 2001
The Hartford International Opportunities Fund (“International Opportunities Fund”)	July 22, 1996
The Hartford International Value Fund (“International Value Fund”)	May 28, 2010
The Hartford MidCap Fund (“MidCap Fund”)	December 31, 1997
The Hartford MidCap Value Fund (“MidCap Value Fund”)	April 30, 2001
Hartford Moderate Allocation Fund (“Moderate Allocation Fund”)	May 28, 2004
Hartford Multi-Asset Income Fund (“Multi-Asset Income Fund”)	July 22, 1996
The Hartford Municipal Opportunities Fund (“Municipal Opportunities Fund”)	May 31, 2007
Hartford Municipal Short Duration Fund (“Municipal Short Duration Fund”)	May 29, 2015
Hartford Quality Value Fund (“Quality Value Fund”)	January 2, 1996
The Hartford Short Duration Fund (“Short Duration Fund”)	October 31, 2002
The Hartford Small Cap Growth Fund (“Small Cap Growth Fund”)	January 4, 1988
Hartford Small Cap Value Fund (“Small Cap Value Fund”)	January 1, 2005
The Hartford Small Company Fund (“Small Company Fund”)	July 22, 1996
The Hartford Strategic Income Fund (“Strategic Income Fund”)	May 31, 2007
Hartford Sustainable Municipal Bond Fund (“Sustainable Municipal Bond Fund”)	May 29, 2015
The Hartford Total Return Bond Fund (“Total Return Bond Fund”)	July 22, 1996
The Hartford World Bond Fund (“World Bond Fund”)	May 31, 2011

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds, except the Funds of Funds. Schroder Investment Management North America Inc. (“SIMNA”) is also a sub-adviser to the Climate Opportunities Fund and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is a sub-sub-adviser to the Climate Opportunities Fund. Each of Wellington Management, SIMNA and SIMNA Ltd. are referred to herein as a “sub-adviser” or collectively, as the “sub-advisers.”
HFMC also serves as the investment manager to the series of The Hartford Mutual Funds II, Inc. that are not included in this SAI and the series of Hartford Funds Exchange-Traded Trust, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.
Investments in the Funds are not:
•
Deposits or obligations of any bank;
•
Guaranteed or endorsed by any bank; or
•
Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.
A.
FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND
Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).
Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.
Each Fund:
1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
2.
(a)
(except for Climate Opportunities Fund, Floating Rate High Income Fund, Global Real Asset Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Climate Opportunities Fund, Floating Rate High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;
(c)
Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;
(d)
Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;
5.
(a)
(except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b)
each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;
6.
(a)
(except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;
(b)
each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.
In addition, under normal circumstances, Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Opportunities Fund, Municipal Short Duration Fund, and Sustainable Municipal Bond Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.
Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.
B.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND
The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.
Each Fund may not:
1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.
2. Purchase securities on margin except to the extent permitted by applicable law.
3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.
4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.
5. Invest more than 15% of its net assets in illiquid investments as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.
With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.

C.
NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS
Each Fund must:
1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a)
at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and
(b)
no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.
D.
CLASSIFICATION
Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.
A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.
E.
ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS
The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.
Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 and C.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.
With respect to investment restriction A.2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.
With respect to investment restriction A.5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.
With respect to investment restriction A.6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.
F.
CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS
The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s investment manager or sub-adviser(s), as applicable, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The investment manager or sub-adviser(s), as applicable, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as the investment manager or sub-adviser, as applicable. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.
As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
HFMC currently operates each Fund listed below as a commodity pool as of March 1, 2022 (each a “Registered Fund”).
Registered Funds
Balanced Retirement Fund	Strategic Income Fund
Emerging Markets Local Debt Fund	Total Return Bond Fund
Global Real Asset Fund	World Bond Fund
Multi-Asset Income Fund
HFMC has elected to claim an exclusion from the definition of CPO with respect to each Fund, other than the Registered Funds listed above. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).
Each Fund, including each Registered Fund, may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.
INVESTMENT RISKS
The following supplements the information contained in the prospectuses concerning the investment objective and policies of the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see the Funds’ prospectuses and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. With respect to the Funds of Funds, the discussion set forth below provides descriptions of some of the types of investments and investment strategies that the Underlying Funds may use, and the risks and considerations associated with those investments and investment strategies that these Funds are subject to indirectly through their investments in the Underlying Funds. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the prospectus or under “Fundamental Investment Restrictions of the Funds” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the

Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.
	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X	X							X	X		X			X	X	X
Asset-Backed Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X		X				X				X	X					X
Borrowing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X		X				X		X	X		X			X		X
Climate Change Investment Focus Risk				X
Commodities Regula- tory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk													X
Convertible Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities Risk	X	X						X		X	X		X			X		X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes Risk		X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments Risk	X	X		X				X		X	X	X	X			X		X
Hybrid Instruments Risk	X	X	X	X				X		X	X	X	X			X		X
Credit-Linked Securities Risk	X	X						X				X	X			X		X
Indexed Securities and Structured Notes Risk	X	X						X		X	X	X	X			X		X
Event-Linked Bonds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Risk Factors in Derivative Instru- ments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X	X	X	X	X	X		X			X				X	X		X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
Special Purpose Acquisition Companies Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
ESG Integration and ESG Consideration Risk	X	X	X		X	X	X	X	X	X	X		X	X	X	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Focused Portfolio Risk																			X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk			X									X	X	X			X		X
Healthcare-Related Securities Risk															X
High Yield Invest- ments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securi- ties Risk		X		X				X		X	X	X	X			X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentra- tion Risk													X		X
Impact Investing Risk				X								X
Inflation Risk	X	X						X		X	X		X			X		X
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offer- ings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Interest Rate Risk	X	X		X				X		X	X	X	X			X		X
Interfund Lending Program Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk		X						X					X					X
Investment Grade Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk													X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Investments in Emerging Market Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sukuk Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Cap Securities Risk	X	X	X	X	X	X	X	X	X			X	X	X	X		X		X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk	X	X						X		X	X		X			X		X
Floating Rate Loans Risk	X	X						X		X	X		X			X		X
Loan Participations Risk	X	X						X		X	X		X			X		X
Senior Loans Risk	X	X						X		X	X		X			X		X
Unsecured Loans Risk	X	X						X		X	X		X			X		X
Delayed Settlement Risk	X	X						X		X	X		X			X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X				X	X		X	X		X	X		X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X	X		X			X	X	X	X		X		X
Money Market Instru- ments and Temporary Invest- ment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Multi-Manager Risk				X
Municipal Securities Risk	X	X						X					X			X		X
New Fund Risk
Non-Diversification Risk								X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Invest- ing Risk		X			X		X							X			X	X
Real Estate Invest- ment Trusts (“REITs”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk				X			X	X				X	X				X		X

	Balanced Income	Balanced Retirement	Capital Appreciation	Climate Opportunities	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global Impact	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Investments in Central and South America Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Europe Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Asia Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in China Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Russia Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sec- tor Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Communication Services Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Health Care Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Utilities Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X		X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable Invest- ing Risk				X								X
Taxable Income Risk
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X	X						X		X	X	X	X			X		X
Use as an Underlying Fund Risk	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X		X			X			X								X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Sustainable Municipal Bond	Total Return Bond	World Bond
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk					X				X				X		X	X
Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk					X	X	X		X				X	X	X	X
Borrowing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk					X	X	X		X				X	X	X	X
Climate Change Investment Focus Risk
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk
Convertible Securities Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Contingent Convertibles Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Synthetic Convertibles Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities Risk					X	X	X		X				X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes Risk					X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments Risk					X	X	X		X				X	X	X	X
Hybrid Instruments Risk					X	X	X		X				X	X	X	X
Credit-Linked Securities Risk					X	X	X		X				X	X	X	X
Indexed Securities and Structured Notes Risk					X	X	X		X				X	X	X	X
Event-Linked Bonds Risk					X	X	X						X	X	X	X
Foreign Currency Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Risk	X	X	X	X	X			X		X	X
Dollar Rolls Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X			X		X	X	X	X		X	X
Special Purpose Acquisition Companies Risk	X	X	X	X	X			X		X	X	X	X		X	X
ESG Integration and ESG Consideration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Focused Portfolio Risk
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securi- ties Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk										X		X
Healthcare-Related Securities Risk
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X
Distressed Securities Risk					X	X	X		X			X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Impact Investing Risk
Industry Concentration Risk
Inflation Risk					X	X	X		X				X	X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Sustainable Municipal Bond	Total Return Bond	World Bond
Inflation Protected Debt Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk					X	X	X		X				X	X	X	X
Interfund Lending Program Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk					X	X	X		X				X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary Risk
Investments in Emerging Market Securi- ties Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Sukuk Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Large Cap Securities Risk	X	X	X	X	X			X		X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk					X				X				X		X	X
Floating Rate Loans Risk					X				X				X		X	X
Loan Participations Risk					X				X				X		X	X
Senior Loans Risk					X				X				X		X	X
Unsecured Loans Risk					X				X				X		X	X
Delayed Settlement Risk					X				X				X		X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk					X				X			X	X		X	X
Mid Cap Securities Risk	X	X	X	X	X			X		X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities Risk					X	X	X		X				X	X	X	X
New Fund Risk
Non-Diversification Risk																X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Passive Investment Management Risk
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk					X					X			X		X	X
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk	X	X														X
Investments in Central and South America Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Europe Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Asia Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in China Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Investments in Russia Risk	X	X	X	X	X			X	X	X	X	X	X		X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Communication Services Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Health Care Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Utilities Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X	X			X		X	X	X	X		X	X
Sovereign Debt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable Investing Risk														X
Taxable Income Risk						X	X							X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	International Opportunities	International Value	MidCap	MidCap Value	Multi-Asset Income	Municipal Opportunities	Municipal Short Duration	Quality Value	Short Duration	Small Cap Growth	Small Cap Value	Small Company	Strategic Income	Sustainable Municipal Bond	Total Return Bond	World Bond
Short Sales of TBA Investments Risk					X	X	X		X				X	X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X		X				X			X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Active Investment Management Risk		X	X	X
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Asset-Backed Securities Risk	X	X	X	X
Collateralized Debt Obligations (CDOs) Risk	X	X	X	X
Asset Segregation Risk	X	X	X	X
Bond Forwards Risk	X	X	X	X
Borrowing Risk	X	X	X	X
Call Risk	X	X	X	X
Climate Change Investment Focus Risk		X	X	X
Commodities Regulatory Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities Risk	X	X	X	X
Contingent Convertibles Risk	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Risk Transfer Securities Risk	X	X	X	X
Currency Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Depositary Receipts Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Hedging Risk	X	X	X	X
Options Contracts Risk	X	X	X	X
Equity Linked Notes Risk		X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X
Swap Agreements and Swaptions Risk	X	X	X	X
Inflation-Linked Instruments Risk	X	X	X	X
Hybrid Instruments Risk	X	X	X	X
Credit-Linked Securities Risk	X	X	X	X
Indexed Securities and Structured Notes Risk	X	X	X	X
Event-Linked Bonds Risk	X	X	X	X
Foreign Currency Transactions Risk	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X
Dividend Risk	X	X	X	X
Dollar Rolls Risk	X	X	X	X
Equity Risk	X	X	X	X
Special Purpose Acquisition Companies Risk	X	X	X	X
ESG Integration and ESG Consideration Risk	X	X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X
Event Risk	X	X	X	X
Fixed Income Securities Risk	X	X	X	X
Focused Portfolio Risk		X	X	X
Foreign Investments Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Principal Exchange Rate Linked Securities Risk	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X
Settlement Risk	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Government Intervention in Financial Markets	X	X	X	X
Growth Investing Style Risk	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X
High Yield Investments (“Junk Bonds”) Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Impact Investing Risk		X	X	X
Industry Concentration Risk		X	X	X
Inflation Risk	X	X	X	X
Inflation Protected Debt Securities Risk	X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Interfund Lending Program Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Investment Grade Securities Risk	X	X	X	X
Investments in a Subsidiary Risk		X	X	X
Investments in Emerging Market Securities Risk	X	X	X	X
Sukuk Risk	X	X	X	X
Large Cap Securities Risk	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X
LIBOR Risk	X	X	X	X
Liquidation of Funds Risk	X	X	X	X
Loans and Loan Participations Risk	X	X	X	X
Floating Rate Loans Risk	X	X	X	X
Loan Participations Risk	X	X	X	X
Senior Loans Risk	X	X	X	X
Unsecured Loans Risk	X	X	X	X
Delayed Settlement Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership (“MLP”) Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X
Mortgage-Related Securities Risk	X	X	X	X
Municipal Securities Risk	X	X	X	X
New Fund Risk		X	X	X
Non-Diversification Risk		X	X	X
Operational Risks	X	X	X	X
Other Capital Securities Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Passive Investment Management Risk	X
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X
Quantitative Investing Risk	X	X	X	X
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X
Real Estate Related Securities Risk	X	X	X	X
Regional/Country Focus Risk		X	X	X
Investments in Central and South America Risk	X	X	X	X
Investments in Europe Risk	X	X	X	X
Investments in Asia Risk	X	X	X	X
Investments in China Risk	X	X	X	X
Investments in Russia Risk	X	X	X	X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X
Restricted Securities Risk	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X
Sector Risk	X	X	X	X
Consumer Discretionary Sector Risk	X	X	X	X
Communication Services Sector Risk	X	X	X	X
Health Care Sector Risk	X	X	X	X
Financials Sector Risk	X	X	X	X
Industrials Sector Risk	X	X	X	X
Information Technology Sector Risk	X	X	X	X
Utilities Sector Risk	X	X	X	X
Securities Trusts Risk	X	X	X	X
Small Capitalization Securities Risk	X	X	X	X

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Sovereign Debt Risk	X	X	X	X
Structured Securities Risk	X	X	X	X
Sustainable Investing Risk		X	X	X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
Short Sales of TBA Securities Risk	X	X	X	X
Use as an Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Value Investing Style Risk	X	X	X	X
Volatility Risk	X	X	X	X
Warrants and Rights Risk	X	X	X	X
Zero Coupon Securities Risk	X	X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs and may increase an investor’s tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
ASSET ALLOCATION RISK. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its investment objective or may underperform other funds with similar investment strategies. To the extent a Fund employs a multiple portfolio manager structure and combines different strategies into a single fund, the investment styles employed by the portfolio managers of such Fund may not be complementary, which could adversely affect the performance of the Fund.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated”

to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.
Collateralized Debt Obligations (CDOs) Risk. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (“SPE”) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid investments and subject to Rule 22e-4’s restrictions on investments in illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
ASSET SEGREGATION RISK. To the extent required by the current SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. See "Recent SEC Regulatory Change" herein.
BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation Risk” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. As discussed in "Risk Factors in Derivative Instruments" below, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein.
BORROWING RISK. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.
Each Fund participates in a 364-day committed line of credit pursuant to a credit agreement and may borrow under the line of credit for temporary or emergency purposes.
CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.
CLIMATE CHANGE INVESTMENT FOCUS RISK. A Fund's focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.
COMMODITIES REGULATORY RISK. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. The CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. To the extent these contracts are traded, the sub-advisers will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for an applicable Fund prior to the applicable compliance date. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “Investments in a Subsidiary Risk” below.
COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative)

in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally. The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators. The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures commodities contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The CFTC has adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any swap transactions that are economically equivalent to the 25 specified contracts. The sub-advisers will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date.
CONVERTIBLE SECURITIES RISK. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
Contingent Convertibles Risk. Contingent convertible securities (also known as contingent capital securities or CoCos) (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk – CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Subordinated instruments – CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as a Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors – The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Synthetic Convertibles Risk. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter (“OTC”) derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. OTC derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. A U.S. credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments. While it is impossible to predict the consequences of such an event, a default by the U.S. or credit downgrade could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including: interest rates, inflation, changes in balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. For example, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi ("RMB") exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Although offshore RMB (CNH) and onshore RMB (CNY) are the same currency, they trade at different rates. Any divergence between CNH and CNY may adversely impact investors. Under exceptional circumstances, payment of proceeds from underlying investments and/or dividend payments in RMB may be delayed due to the exchange controls and restrictions applicable to RMB. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund’s investments in that currency and any securities denominated in that currency.

Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.
CYBERSECURITY RISK. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Investment Manager, the sub-adviser(s), or the Funds' other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the Investment Manager, the sub-adviser(s), or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
The Investment Manager, the sub-adviser(s), and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Investment Manager, the sub-adviser(s), or their affiliates controls the cybersecurity systems of the Funds' third-party service providers (including the Funds' custodian), or those of the issuers of securities in which the Funds invest.
DEPOSITARY RECEIPTS RISK. A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Examples of depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Chinese Depositary Receipts (“CDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.
DERIVATIVES RISK. A Fund may use instruments called derivatives or derivative investments. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.
Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.
A Fund may use derivatives for various purposes, including for cash flow management, as part of its overall investment strategy, to seek to replicate the performance of a particular index, or to seek to enhance returns. The use of derivatives to seek to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.
Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
There can be no assurance that the use of hedging transactions will be effective. Each Fund is not required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on a sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If a sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.
Options Contracts Risk. An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time, or to receive a cash settlement payment. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). A Fund may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on a sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. The sections below describe certain types of options and related techniques that a Fund may use.
Call Options – A call option gives the holder the right to purchase the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.
A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price, or to make a cash settlement payment, if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.
A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.
Put Options – A put option gives the holder the right to sell the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.
A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.
A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.
Collars and Straddles – A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices – A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.
Risks Associated with Options – There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.
The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.
OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on a sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.
Additional Risk Associated with Options on Indices – The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.
Equity Linked Notes Risk. Investments in equity linked notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.
Futures Contracts and Options on Futures Contracts Risk. A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time, or to make a cash settlement payment. A Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.
No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.
An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.
Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.
A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.
Risks Associated with Futures and Futures Options – The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) a sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, under current regulatory requirements in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.
U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Additional Considerations of Commodity Futures Contracts – In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, pandemics, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
Other Considerations Related to Options and Futures Options – A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Swap Agreements and Swaptions Risk. A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.
A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and under current regulatory requirements, accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by a sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.
A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.
Interest Rate Swaps, Caps, Floors and Collars – Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).
A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Commodity Swaps – A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.
Currency Swaps – A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). A Fund may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps – A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.
A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).
A Fund may also invest in transactions on credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name CDS contract representing the relevant constituent.
A Fund may enter into a CDSI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that a Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.
Total return swaps, asset swaps, inflation swaps and similar instruments – A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See "Inflation-Linked Instruments Risk" herein.
Swaptions – A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.
Risks Associated with Swaps and Swaptions – Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If a sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.
If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms a sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.
Inflation-Linked Instruments Risk. A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the United Kingdom’s Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.
Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. Each Fund reserves the right to use the instruments discussed above and similar instruments that may be available in the future.
Hybrid Instruments Risk. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.
Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. Each Fund reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.
Credit-Linked Securities Risk. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.
Indexed Securities and Structured Notes Risk. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.
Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.
Event-Linked Bonds Risk. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Risk Factors in Derivative Instruments” below.
Foreign Currency Transactions Risk. A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.
Forward Currency Contracts – A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price or to make a cash settlement payment on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.
A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by a sub-adviser.
In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.
A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.
Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Forward Rate Agreements – A Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable. These instruments may be traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.
Currency Swaps, Options and Futures – In order to protect against currency fluctuations and for other investment purposes, a Fund may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions Risk – Currency Swaps,” “Options Contracts Risk,” and “Futures Contracts and Options on Futures Contracts Risk” herein.
Additional Risks Associated with Foreign Currency Transactions – It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if a sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.
A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments Risk” below.
Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:
Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.
Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.
Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.
Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.
Short Position Risk – A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of a sub-adviser to use derivatives when it wishes to do so.
The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.
Recent SEC Regulatory Change - In late October 2020, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date on August 18, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, each Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a Fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether a Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Companies' securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period in August 2022. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies. These new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Additional Risk Factors and Considerations of OTC Transactions. Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. Certain swaps traded in the OTC markets require exchange of variation margin payments between the parties, which can reduce but does not eliminate counterparty credit risk. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.
DIVIDEND RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
DOLLAR ROLLS RISK. A Fund may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a Fund’s sub-adviser to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if a Fund uses dollar rolls while remaining substantially fully invested, the amount of a Fund’s assets that are subject to market risk would exceed such Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.
EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

ESG INTEGRATION AND ESG CONSIDERATION RISK. The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. With respect to a Fund that integrates or may consider ESG characteristics as part of the investment process, ESG characteristics are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration or consideration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration or consideration of ESG characteristics will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration or consideration.
EXCHANGE-TRADED FUNDS (ETFs) RISK. ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Please see “Other Investment Companies Risk” below.
EXCHANGE-TRADED NOTES (ETNs) RISK. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.
EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FIXED INCOME SECURITIES RISK. A Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).
FOCUSED PORTFOLIO RISK. A Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and may be considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent a Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

FOREIGN INVESTMENTS RISK. A Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.
Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of a Fund’s investments. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries. Please see “Regional/Country Focus Risk” below, which sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Please see “Currency Risk” above.
Principal Exchange Rate Linked Securities Risk. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper Risk. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.
There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.
FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser(s), as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.
Each Fund of Funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020 and the American Rescue Plan Act of 2021 (the "Rescue Act") into law in March 2021. There can be no guarantee that the CARES Act, the Rescue Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser(s), as applicable, will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by a sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. The profitability of healthcare-related companies may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business.
Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
HIGH YIELD INVESTMENTS (“JUNK BONDS”) RISK. Unless stated otherwise in a Fund’s prospectus, any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by a sub-adviser to be of comparable quality, is below investment grade.
Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix B to this SAI.
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.
Distressed Securities Risk. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.
ILLIQUID INVESTMENTS RISK. An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.
Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.
If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
IMPACT INVESTING RISK. An impact investing focus may affect a Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. A Fund’s relative investment performance may also be impacted depending on whether such investments are in or out of favor with the market. A Fund may underperform other funds that do not seek to invest in companies based on expected societal impact outcomes. Certain companies focused on sustainable energy and climate change solutions may be dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. Investors may differ in their views of what constitutes an impact company or issuer. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s exclusion of certain investments from its investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
INFLATION RISK. A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund's investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in a Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INFLATION PROTECTED DEBT SECURITIES RISK. A Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Inflation protected securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury, among some other issuers, issues inflation protected securities that accrue inflation into the principal value of the security and other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation protected securities exist which use an inflation index other than the CPI. Inflation protected securities issued by the U.S. Treasury, such as TIPS, have maturities of varying length.
Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INITIAL PUBLIC OFFERINGS (“IPO”) RISK. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
INTEREST RATE RISK. Interest rate risk is the risk that an investment held by a Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States are near historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions in which interest rates remain near historic lows and inflation has begun to increase. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are near historically low levels. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
INTERFUND LENDING PROGRAM RISK. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows each participating Fund to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) a Fund may not borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) a Fund may not lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

A Fund may not lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets.
Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of March 1, 2022, each Fund does not engage in interfund lending.
INVERSE FLOATING RATE SECURITIES RISK. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.
Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.
INVESTMENT GRADE SECURITIES RISK. A Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by a sub-adviser) (see Appendix B to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by a sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.
INVESTMENTS IN A SUBSIDIARY RISK. The Global Real Asset Fund may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (the “Subsidiary”). Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. The Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, the Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, the Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above. The Fund is the sole shareholder of its Subsidiary, and shares of the Subsidiary are not sold or offered to other investors. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or this SAI, is not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because the Fund wholly owns and controls its Subsidiary, and the Fund and Subsidiary are both managed by HFMC, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income the Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If the Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. The Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
The Subsidiary generally will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund that invests in the Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.
INVESTMENTS IN EMERGING MARKET SECURITIES RISK. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.
Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.
In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks. In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Please see “Regional/Country Focus Risk” below.
Sukuk Risk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.

No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
LARGE CAP SECURITIES RISK. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of a Fund in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser(s). Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
LENDING PORTFOLIO SECURITIES RISK. A Fund may lend portfolio securities to broker-dealers and other institutions as a means of seeking to earn additional income. A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The borrower is also required to pay a Fund any dividends or distributions accruing on the loaned securities. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income. As of March 1, 2022, the securities lending program in which a Fund may participate generally does not restrict a security from being loaned based on the security’s anticipated dividend distributions, but the program may restrict lending of securities domiciled in certain non-US jurisdictions based on local law considerations.
A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may restrict securities or recall loaned securities. However, the Board has approved guidelines that define circumstances under which a Fund security should be restricted from lending so that its proxies can be voted. Therefore, a Fund’s right to restrict or recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser(s) may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that a Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets). These events could also trigger adverse tax consequences for a Fund.

LIBOR RISK. The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund, and the use of an alternative reference rate may adversely affect a Fund's performance. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
LIQUIDATION OF FUNDS RISK. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.
LOANS AND LOAN PARTICIPATIONS RISK. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.
Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.
Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.
A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.
Floating Rate Loans Risk. A Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.
Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager and/or each sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. A sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.
Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Prepayment Risk – Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.
Market Risk – Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.

Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. A Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread. Please see “Market Risk” below.
Material Non-Public Information – A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.
Regulatory Risk – To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.
Loan Participations Risk. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.
Senior Loans Risk. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus a sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser(s).
An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.
No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although senior loans in which a Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include the invalidation of senior loans.
If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).
Unsecured Loans Risk. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.
Delayed Settlement Risk. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, pandemics, epidemics or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. The fixed income markets at times have experienced periods of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have at times experienced reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also experienced heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased redemptions of Fund shares.
In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Fed to adjust the target federal funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a Fund. Political turmoil within the U.S. and abroad may also impact a Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.
In addition, following the global financial crisis, the Fed attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. Although interest rates remain near historic lows, the Fed has taken steps in recent years to raise the federal funds rate and is expected to continue to do so in the near term. In addition, as part of its monetary stimulus program known as quantitative easing, the Fed purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fed discontinued purchasing securities through its quantitative easing program in 2014 and has since focused on reducing its holdings in such securities. To the extent that the Fed reduces its holdings in securities and raises the federal funds rate, there is a risk that interest rates across the financial industry will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities.
MASTER LIMITED PARTNERSHIP (“MLP”) RISK. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.
MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each Fund of Funds may hold cash and invest in money market instruments at any time. Each Fund and each Fund of Funds may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser(s) subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. In addition, each Fund may invest some or all of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings. Each Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by liquidity fees and redemption gates under certain circumstances.
MORTGAGE-RELATED SECURITIES RISK. The mortgage-related securities in which a Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. A Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
In addition, legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of mortgage-related securities (e.g., the CARES Act or the Rescue Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize mortgage-related securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize mortgage-related securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of mortgage-related securities collateralized by residential mortgage loans.
The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.
Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.
FNMA and FHLMC have entered into a joint initiative under the direction of the FHFA to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which generally aligns the characteristics of FNMA and FHLMC certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include CBOs and CLOs). A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.
CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect a Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.
Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. A Fund may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
MULTI-MANAGER RISK. A Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Fund’s sub-advisers. The sub-advisers’ investment styles may not be complementary. A Fund’s sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for a Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. A Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
MUNICIPAL SECURITIES RISK. Municipal securities primarily include debt obligations that are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions) and agencies, authorities and instrumentalities, which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).
The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix B of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. However, the ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.
Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Furthermore, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.
For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.
Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.
In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk – Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.
NEW FUND RISK. A fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
NON-DIVERSIFICATION RISK. A non-diversified fund is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds' ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches. In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.
OTHER CAPITAL SECURITIES RISK. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.
OTHER INVESTMENT COMPANIES RISK. A Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Generally, under the 1940 Act, a Fund, other than a Fund of Funds or the Balanced Retirement Fund with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. In some instances, a Fund may invest in an investment company in excess of these limits. For example, a Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies ("BDCs") in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if a Fund serves as an “underlying fund" to another Hartford Fund or an unaffiliated investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A BDC, which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

PASSIVE INVESTMENT MANAGEMENT RISK. The Fund is not actively managed. As a result, the Fund may underperform actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline.
PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject a Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
QUANTITATIVE INVESTING RISK. A Fund may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
REAL ESTATE INVESTMENT TRUSTS (“REITs”) RISK. A Fund may invest in REITs. REITs pool funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders generally at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. See “Real Estate Investment Trusts (“REITs”) Risk” above.
REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Investments in Central and South America Risk. The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates, and political, economic and social instability. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis. Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Europe Risk. The Economic and Monetary Union of the European Union requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or European Union regulations on trade, changes in the exchange rate of the euro (the common currency of certain European Union countries), the default or threat of default by an European Union member country on its sovereign debt, and/or an economic recession in an European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.
The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the European Union have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of European Union countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value (and liquidity) of a Fund’s investments.
Investments in Asia Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in China Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, on June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This executive order superseded a prior similar order from then-President Trump. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a Fund.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, the imposition of sanctions and other government restrictions by the United States and other governments may also result in losses.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of a Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of a Fund.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of a Fund by a sub-custodian. A Fund thus faces the risk of being unable to enforce its rights with respect to its holdings of Chinese investments.
The RMB, China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of a Fund as capital may become trapped in the PRC. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to a Fund.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
Investments in China A-Shares – China A-shares are equity securities of companies located in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“China A-shares”). Foreign investment in China A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. On May 7, 2020, the People’s Bank of China (“PBOC”) and the State Administration of Foreign Exchange (“SAFE”) jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2, hereinafter referred to as the “FII Regulations”), which came into effect on June 6, 2020. The FII Regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the FII Regulations is the removal of quota restrictions on investment.
Investment in eligible China A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible China A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for China A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-shares regardless of the quota). These limitations may restrict a Fund from investing in China A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible China A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. China A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any China A-share on a certain trading day, there must be sufficient China A-shares in the investor’s account before the market opens on that day. If there are insufficient China A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the China A-shares market. If an investor buys China A-shares on day “T,” the investor will only be able to sell the China A-shares on or after day T+1. Further, since all trades of eligible China A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. RMB could potentially be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, a Fund will be exposed to currency exchange risk if a Fund converts the local currency into RMB for investments in China A-shares. A Fund may also incur conversion costs.
China A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
For defaults occurring on or after January 1, 2020, Hong Kong's Investor Compensation Fund covers investors' losses in relation to securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of a Stock Connect arrangement. On the other hand, since a Fund carries out northbound trading through securities brokers in Hong Kong but not Mainland Chinese brokers, they are not protected by the China Securities Investor Protection Fund in Mainland China.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and mainland China. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in China A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in China A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
China A-shares may only be bought from, or sold to, a Fund at times when the relevant China A-shares may be sold or purchased on the relevant Chinese stock exchange. The China A-shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the SSE and SZSE may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A-shares during those periods. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of China A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A-share or for any particular time.
China Bond Connect Risk – There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the mainland China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China

Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the mainland China and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.
PRC Taxation – Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or a sub-adviser may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect, Bond Connect and/or QFII and RQFII systems (collectively, the “QFII Programs”). A Fund will be responsible to reimburse the Investment Manager and/or a sub-adviser for all PRC taxes and duties of any kind incurred by the Investment Manager and/or sub-adviser and attributable to the assets of a Fund held through Stock Connect, Bond Connect and/or QFII Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-advisers and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect, Bond Connect and/or QFII Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFII Programs, Stock Connect and/or Bond Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis.
Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of a Fund on any business day may not accurately reflect such liabilities. As a result, incoming shareholders of a Fund may pay more for their shares than they otherwise would or should have done. In the event of a redemption of shares at such net asset value, the remaining shareholders will bear the burden of any liabilities which had not been accrued in the net asset value. In addition, investors should be aware that under-accrual or over-accrual for PRC tax liabilities may impact the performance of a Fund during the period of such under-accrual or over-accrual and following any subsequent adjustments to the net asset value.
Corporate Income Tax – Under current PRC Corporate Income Tax Law and regulations, any company considered to be a tax resident of the PRC would be subject to PRC Corporate Income Tax (“CIT”) at the rate of 25% on its worldwide taxable income. If a company were considered to be a non-resident enterprise with a “permanent establishment” (“PE”) in the PRC, it would be subject to CIT at the rate of 25% on the profits attributable to the PE. A Fund, together with the sub-adviser and the Investment Manager, does not intend to operate in a way that would cause a Fund to be treated as tax resident of the PRC and to have a PE in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC CIT status of a Fund.
If a Fund is a non-PRC tax resident enterprise without PE in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10%, unless exempt or reduced under the PRC CIT Law or a relevant tax treaty as discussed below.
A Fund is also subject to a stamp duty at the rate of 0.1% arising from the sale of China A-shares and the transfer of China A-shares by way of reorganization in accordance with the prevailing PRC taxation regulations.
Specific considerations for Stock Connect and Bond Connect – Especially, in respect of trading of China A-shares through the Stock Connect and pursuant to the circular dated October 31, 2014 on the Taxation Policy of the Pilot Programme for the Mutual Stock Market Access between Shanghai and Hong Kong Stock Markets under Caishui [2014] No. 81, the circular dated November 5, 2016 on the Taxation Policy of the Pilot Programme for the Mutual Stock Access between Shenzhen and Hong Kong Stock Markets under Caishui [2016] No. 127 and other relevant applicable PRC taxation rules:
- CIT and value-added tax (“VAT”) shall be exempt on a temporary basis on the gains earned by Hong Kong and overseas investors (“Stock Connect Investors”) (including corporate and individual investors) from the transfer of China A-shares listed on SSE and/or SZSE; and
- Stock Connect Investors are required to pay tax on dividends and other income payments from China A-shares at a standard rate of 10%, which will be withheld and paid to the relevant PRC tax authority by the respective listed companies (before the HKSCC is able to provide details such as investor identities and holding periods to CSDCC, the policy of differentiated rates of taxation based on holding periods will temporarily not be implemented) and are entitled to a tax refund if a lower tax rate is applicable under a relevant tax treaty, subject to the approval by the relevant PRC tax authority; and
- In addition, except for interest income from certain bonds (i.e. government bonds and local government bonds which are entitled to a 100% CIT exemption and railway bonds which are entitled to a 50% CIT exemption in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 10, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and VAT at a rate of 6%. On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Announcement No. 34 of 2021, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) will continue to be temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. It remains to be clarified as to what the PRC withholding income tax and VAT treatment is with respect to non-government bond interest derived prior to November 7, 2018.
Capital gains derived by non-resident institutional investors (with no place or establishment or PE in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, the non-taxable treatment under the current CIT regulations is not clear.
According to Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions, gains derived by foreign institutions approved by People’s Bank of China from the investment in the inter-bank RMB markets (including currency market, bond market and derivative market) shall be exempt from VAT.
Specific considerations for the QFII Programs – In respect of trading of China A-shares through QFII Programs and pursuant to the circular dated November 17, 2014 on PRC withholding income tax treatment with respect to gains derived by the QFII Programs from the trading of shares in PRC resident enterprises under Caishui [2014] No. 79, circular dated March 23, 2016 regarding VAT pilot arrangements under Caishui [2016] No. 36, circular dated June 30, 2016 on expanded categories of VAT exemption affecting the financial services sector under Caishui [2016] No. 70 and other relevant applicable PRC taxation rules:
- CIT shall be exempt on a temporary basis on capital gains derived from the disposal of shares and other equity investments (including China A-shares) through the QFII Programs; and
- VAT shall be exempt on a temporary basis in respect of gains derived from trading of PRC securities via the QFII Programs. Consequentially, urban maintenance and construction tax, educational surcharges and local educational surcharges (which are all imposed based on VAT liabilities) are exempt on gains derived from trading of PRC securities via the QFII Programs.

There is no guarantee that the temporary tax exemption or non-taxable treatment with respect to assets traded via Stock Connect, Bond Connect, the QFII Programs described above will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of a Fund. For example, to the extent that the PRC tax authority retrospectively imposes taxes on the capital gains realized by a Fund through the QFII Programs, the net asset value of a Fund would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted. As a result, any detriment from such change would be suffered by the remaining shareholders.
Investments in Russia Risk. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. To the extent that a Fund invests in Russian securities, the Fund intends to invest directly in Russian companies that use an independent registrar. There can be no assurance that such investments will not result in a loss to a Fund.
Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser(s) the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
As discussed in “Risk Factors in Derivative Instruments” above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws as of August 2022 the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.
RESTRICTED SECURITIES RISK. A Fund may invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds' investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as a Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.
RISKS OF QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk. Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financials Sector Risk. Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk. Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES TRUSTS RISK. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.
Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.
SMALL CAPITALIZATION SECURITIES RISK. A Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
SOVEREIGN DEBT RISK. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have at times seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries (for example in countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal). These developments adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending during the height of the financial crisis that began in 2008.
A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.

A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Please see also “Foreign Investments Risk” above.
STRUCTURED SECURITIES RISK. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund is permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
SUSTAINABLE INVESTING RISK. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers (or companies) for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because a sub-adviser evaluates ESG characteristics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG characteristics. ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by a sub-adviser to fit within its sustainability criteria do not operate as anticipated. Although a sub-adviser seeks to identify issuers (or companies) that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers (or companies) that do not reflect the beliefs and values of any particular investor. In addition, an issuer's (or company's) practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with a sub-adviser’s sustainability criteria. A sub-adviser’s exclusion of certain investments from a Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to sustainable investing.
TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. A Fund may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.
USE AS AN UNDERLYING FUND RISK. A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. A Fund, as an Underlying Fund, may experience relatively large redemptions or share purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to maintain a larger cash position at times it would not otherwise do so, and may as a result increase transaction costs and/or adversely affect Fund performance. In addition, such transactions could increase or decrease the frequency of capital gain recognition and could affect the timing, amount and character of distributions you receive from a Fund.
U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
VALUATION RISK. This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by a sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK. A Fund's investments may fluctuate in value over a short period of time. This may cause a Fund’s net asset value per share to experience significant changes in value over short periods of time.
WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES RISK. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
PORTFOLIO TURNOVER
During the fiscal years ended October 31, 2021 and October 31, 2020, the portfolio turnover rate for each Fund was as follows:
Fund	Portfolio Turnover 10/31/2021	Portfolio Turnover 10/31/2020
Balanced Income Fund	44%	63%
Balanced Retirement Fund	23%(1)	104%(2)
Capital Appreciation Fund	62%	84%
Checks and Balances Fund	8%	14%
Climate Opportunities Fund	36%	36%
Conservative Allocation Fund	14%	45%
Core Equity Fund	13%	22%
Dividend and Growth Fund	18%	28%
Emerging Markets Equity Fund	95%	104%
Emerging Markets Local Debt Fund	99%	99%
Equity Income Fund	24%	31%
Floating Rate Fund	99%	86%
Floating Rate High Income Fund	132%	120%
Global Impact Fund	37%	85%
Global Real Asset Fund	202%(3)	316%(4)
Growth Allocation Fund	14%	19%
Growth Opportunities Fund	87%	118%
Healthcare Fund	51%	49%
High Yield Fund	38%	59%
Inflation Plus Fund	73%(5)	78%(5)
International Equity Fund	39%	77%
International Growth Fund	32%(6)	112%
International Opportunities Fund	99%	100%
International Value Fund	25%	26%
MidCap Fund	28%	45%
MidCap Value Fund	57%	61%
Moderate Allocation Fund	14%	27%
Multi-Asset Income Fund	63%	86%(7)
Municipal Opportunities Fund	8%	26%
Municipal Short Duration Fund	16%	26%
Quality Value Fund	21%	26%
Short Duration Fund	35%(8)	38%(8)
Small Cap Growth Fund	48%	58%
Small Cap Value Fund	60%	62%
Small Company Fund	123%	104%
Strategic Income Fund	52%(9)	69%(9)
Sustainable Municipal Bond Fund	19%	16%
Total Return Bond Fund	51%(10)	50%(10)
World Bond Fund	104%(11)	125%(11)
(1)
The portfolio turnover decreased significantly in 2021 based on the portfolio management team’s views of the overall market.
(2)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(3)
The portfolio turnover decreased significantly in 2021 based on the portfolio management team’s views of the overall market.
(4)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 319%.
(5)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 84% and 211% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(6)
The portfolio turnover decreased significantly in 2021 based on the portfolio management team’s views of the overall market.
(7)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 91%.

(8)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 38% and 43% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(9)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 141% and 180% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(10)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 473% and 545% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(11)
Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 132% and 168% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on the Funds' website at hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that (a) the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) Global Real Asset Fund, which has a wholly owned subsidiary, will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.
Each Fund (other than the Funds of Funds) also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (Currently, Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund, and Multi-Asset Income Fund). For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders. The Global Real Asset Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.
HFMC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds' Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds' Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.
The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Funds' CCO and the Funds' Chief Legal Officer approve the disclosure in accordance with the Funds' portfolio holdings disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO. This requirement does not apply to portfolio holdings disclosure to the Funds' service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, securities lending agent, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract. The portfolio holdings information may be provided to the Service Providers as soon as the information is available.
In addition to Service Providers, a Fund’s investment manager or sub-adviser(s) may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser(s) on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s portfolio holdings disclosure policy.
Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.
The “Hartford Funds” for purposes of this section consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:
Accenture
Brown Brothers Harriman & Co.
Citibank N.A.
FactSet Research Systems Inc.
Financial Recovery Technologies LLC
Glass, Lewis & Company, LLC

Markit WSO Corporation
MSCI, Inc.
State Street Bank and Trust Company
Seismic Software Inc.
Wipro
Wolters Kluwer Financial Services
Portfolio holdings are disclosed on a daily basis to Accenture, Brown Brothers Harriman & Co., Citibank N.A., FactSet Research Systems Inc., Financial Recovery Technologies LLC, Glass Lewis & Company, LLC, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Bank and Trust Company, and Wolters Kluwer Financial Services. Portfolio holdings are disclosed to Seismic Software Inc. and Wolters Kluwer Financial Services on a monthly basis, with lag times of approximately twelve business days and one business day, respectively. Portfolio holdings are disclosed to Wipro as needed, with a lag time of one day. When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.
Additionally, each Fund, each Fund’s investment manager, each Fund’s distributor (collectively, “Hartford”) or the sub-adviser(s) may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings. Hartford or the sub-adviser(s) may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives. The content and nature of the information provided to each of these persons may differ.
In no event will Hartford or the sub-adviser(s) or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-adviser(s), principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser(s), or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' CCO. The CCO is responsible for maintaining records under the policy and will provide periodic reporting to the Board.
The Investment Manager and sub-adviser(s) may serve as the investment adviser and sub-adviser(s), respectively, to one or more exchange traded funds (ETFs) and separate accounts that have the same or substantially similar investment strategies as one or more of the Funds. These separate accounts are not subject to the Funds' portfolio holdings disclosure policy, and the ETFs are not subject to the same portfolio holdings disclosure restrictions as the other Hartford Funds. The portfolio holdings of Hartford Funds’ actively managed ETFs (other than any active semi-transparent ETF) will be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Fund based on this information, which could negatively impact the Funds' execution of purchase and sale transactions. In addition, the sub-adviser(s) may manage certain accounts and/or funds that are not part of the Hartford Funds family in a style substantially similar to that of a Fund. These accounts and/or funds are not subject to the Funds' portfolio holdings disclosure policy. The Investment Manager also may receive compensation for providing one or more model portfolios to third-party sponsors of separately managed account programs. Where a model portfolio and a Fund both employ similar investment strategies, the composition of the model portfolio may be similar to that of the Fund.
FUND MANAGEMENT
The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies' “interested” director and the Companies' officers.

NON-INTERESTED DIRECTORS
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	77
Ms. Ackermann
served as a
Director of Dynegy,
Inc. from October
2012 until its
acquisition by
Vistra Energy
Corporation
(“Vistra”) in 2018,
and since that time
she has served as
a Director of Vistra.
Ms. Ackermann
serves as a
Director of Credit
Suisse Holdings
(USA), Inc. from
January 2017 to
present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	77
Ms. Beery serves
as an independent
Director of UMB
Financial
Corporation
(January 2015 to
present), has
chaired the
Compensation
Committee since
April 2017, and
serves on the Audit
Committee and the
Risk Committee.

DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	77
Mr. Cephas
currently serves as
a Director of
Signature Bank, a
New York-based
commercial bank,
and is a member of
the Credit
Committee,
Examining
Committee and
Risk Committee.
Mr. Cephas
currently serves as
a Director of Claros
Mortgage Trust,
Inc., a real estate
investment trust.

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	77
Ms. Detrick serves
as a Director and
Chair of the
Nominating and
Governance
Committee of
Reinsurance Group
of America (“RGA”)
(from January
2014 to present).
She has
announced her
plans not to stand
for re-election as a
member of RGA’s
board of directors
and will no longer
serve in such
capacity as of May
25, 2022. Ms.
Detrick also
currently serves as
a Director of
Charles River
Associates (May
2020 to present);
currently serves as
a Director of
Capital One
Financial
Corporation (since
November 2021);
and currently
serves as a
Director of Altus
Power, Inc (since
December 2021).

JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co- Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008- 2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	77	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	77	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	77	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	77	Mr. Sung serves as a Trustee of Ironwood Institutional Multi- Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
*
The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
OFFICERS AND INTERESTED DIRECTOR
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY**** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012
Mr. Davey serves as Executive Vice President of The
Hartford Financial Services Group, Inc. Mr. Davey has
served in various positions within The Hartford and its
subsidiaries and joined The Hartford in 2002.
Additionally, Mr. Davey serves as Director, Chairman,
President, and Senior Managing Director for Hartford
Funds Management Group, Inc. ("HFMG"). Mr. Davey
also serves as President, Manager, Chairman of the
Board, and Senior Managing Director for Hartford
Funds Management Company, LLC (“HFMC”);
Manager, Chairman of the Board, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				77	None

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015
Mr. Decker serves as Chief Compliance Officer and
AML Compliance Officer of HASCO (since April 2015)
and Vice President of HASCO (since April 2018). Mr.
Decker serves as AML Officer of HFD (since May
2015). Mr. Decker also serves as Vice President of
HFMG (since April 2018). Prior to joining The Hartford,
Mr. Decker served as Vice President and AML Officer
at Janney Montgomery Scott (a broker dealer) from
April 2011 to January 2015.
				N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018
Ms. Furlong serves as Vice President and Assistant
Treasurer of HFMC (since September 2019). From
2018 through March 15, 2021, Ms. Furlong served as
the Treasurer of each Company. Ms. Furlong has
served in various positions within The Hartford and its
subsidiaries in connection with the operation of the
Hartford Funds. Ms. Furlong joined The Hartford in
2004.
				N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016
Mr. Garger serves as Secretary, Managing Director
and General Counsel of HFMG, HFMC, HFD, and
HASCO (since 2013). Mr. Garger also serves as
Secretary and General Counsel of Lattice (since July
2016). Mr. Garger has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Garger
joined The Hartford in 1995.
				N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017
Mr. Lucas serves as Executive Vice President of
HFMG (since July 2016) and as Executive Vice
President of Lattice (since June 2017). Previously, Mr.
Lucas served as Managing Partner of Lattice (2003 to
2016).
				N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013
Mr. Melcher serves as Executive Vice President of
HFMG and HASCO (since December 2013). Mr.
Melcher also serves as Executive Vice President
(since December 2013) and Chief Compliance Officer
(since December 2012) of HFMC, serves as Executive
Vice President and Chief Compliance Officer of Lattice
(since July 2016), serves as Executive Vice President
of HFD (since December 2013), and has served as
President and Chief Executive Officer of HFD (from
April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006
Mr. Meyer serves as Managing Director and Chief
Investment Officer of HFMC and Managing Director of
HFMG (since 2013). Mr. Meyer also serves as Senior
Vice President-Investments of Lattice (since March
2019). Mr. Meyer has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Meyer
joined The Hartford in 2004.
				N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021
Mr. Naab serves as Vice President and Assistant
Treasurer of HFMC (since June 2021). Prior to joining
HFMC in 2021, Mr. Naab served in various positions
as an associate, senior associate, manager, senior
manager, and director within the investment
management, financial services, and asset & wealth
management practice groups of
PricewaterhouseCoopers, LLP from 2007 to 2020.
				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016
Ms. Pellegrino serves as Vice President of HFMG
(since December 2013). Ms. Pellegrino also serves
as Vice President and Assistant Secretary of Lattice
(since June 2017). Ms. Pellegrino is a Senior Counsel
and has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Pellegrino joined
The Hartford in 2007.
				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017
Mr. Phillips is Deputy General Counsel for HFMG and
currently serves as a Senior Vice President (since
June 2021) and Assistant Secretary (since June
2017) for HFMG. Mr. Phillips also serves as Vice
President of HFMC (since June 2021). Prior to joining
HFMG in 2017, Mr. Phillips was a Director and Chief
Legal Officer of Saturna Capital Corporation from
2014–2016. Prior to that, Mr. Phillips was a Partner
and Deputy General Counsel of Lord, Abbett & Co.
LLC.
				N/A	N/A
*
The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until the Director’s retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director’s resignation, removal, or death prior to the Director’s retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
****
“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, and Lattice Strategies Trust.
BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board elects officers who are responsible for the day-to-day operations of the Funds. The Board oversees the Investment Manager and the other principal service providers of the Funds. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).
The Board is chaired by an Independent Director (as defined below). The Independent Chair (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds' officers, Investment Manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chair of the Committees. The Independent Chair may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.
The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds' service providers, which are responsible for the day-to-day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Investment Manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the Investment Manager, and the Chair of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds' Chief Compliance Officer

(“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the Investment Manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee and the Nominating and Governance Committee.
Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Funds' internal audit function; and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered public accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.
Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to approval by the non-interested directors and ratification by the Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.
Each Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. Each Compliance and Risk Oversight Committee assists the applicable Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
Each Investment Committee currently consists of Robin C. Beery, John J. Gauthier, and Andrew A. Johnson. Each Investment Committee assists the applicable Board in its oversight of the Funds' investment performance and related matters.
Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.
During the fiscal year ended October 31, 2021, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 5 times, Investment Committee — 6 times, Nominating and Governance Committee — 7 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.
DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

Each Board has concluded that, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.
Hilary E. Ackermann. Ms. Ackermann has served as a director of the Companies since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery. Ms. Beery has served as a director of the Companies since 2017. She has served as Chair of the Nominating and Governance Committee since January 1, 2021. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser.
Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is a Partner of an international law firm and also serves as a director of a commercial bank. Mr. Cephas previously served in senior executive roles in state banking and other regulatory agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick. Ms. Detrick has served as a director of the Companies since 2016. She has served as Chair of the Board and the Contracts Committee since November 2021. She served as Chair of the Investment Committee from August 2019 until November 2021. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.
John J. Gauthier. Mr. Gauthier has served as a director of the Companies since January 2022 and is a member of the Board’s Investment Committee. Mr. Gauthier is an investment senior executive with 30 years of experience overseeing investment portfolios for insurance companies and has served as a chief investment officer and in chief executive officer positions. Mr. Gauthier also is the principal owner of an investment consulting firm and a principal owner of an investment manager placement agency, each of which serves clients in the insurance industry.
Andrew A. Johnson. Mr. Johnson has served as Chair of the Investment Committee since November 2021. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.
Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
David Sung. Mr. Sung has served as a director of the Companies since 2017. He has served as Chair of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
James E. Davey. Mr. Davey has served as a director of the Companies since 2012 and President and Chief Executive Officer of the Companies since 2010. Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).
OWNERSHIP OF FUND SHARES. The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2021 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	Over $100,000

Robin C. Beery	Core Equity Fund	$1-$50,000	Over $100,000
	International Value Fund	Over $100,000
	MidCap Fund	$50,001-$100,000

Derrick D. Cephas	None	None	None

Christine R. Detrick	Core Equity Fund	Over $100,000	Over $100,000
	Global Impact Fund	Over $100,000
	MidCap Fund	Over $100,000

John J. Gauthier*	None	None	Over $100,000

Andrew A. Johnson	None	None	None

Paul L. Rosenberg	None	None	None

David Sung	None	None	None
* Mr. Gauthier became a Director of each Company effective January 1, 2022.
INTERESTED DIRECTOR
NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Balanced Income Fund	Over $100,000	Over $100,000
	Climate Opportunities Fund	Over $100,000
	Core Equity Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Global Impact Fund	Over $100,000
	Growth Opportunities Fund	$50,001-$100,000
	International Opportunities Fund	Over $100,000
	MidCap Fund	Over $100,000
	Small Company Fund	$50,001-$100,000
COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2021.
NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS, INC.	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS II, INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
Hilary E. Ackermann, Director	$233,035	$50,983	$0	$0	$350,000
Robin C. Beery, Director	$225,448	$49,453	$0	$0	$338,750
Lynn S. Birdsong, Director*	$330,505	$72,266	$0	$0	$496,500
Derrick D. Cephas, Director**	$203,016	$44,420	$0	$0	$305,000
Christine R. Detrick, Director	$232,973	$50,965	$0	$0	$350,000
John J. Gauthier***	$0	$0	$0	$0	$0
Andrew A. Johnson, Director**	$203,016	$44,419	$0	$0	$305,000
Paul L. Rosenberg, Director**	$203,016	$44,420	$0	$0	$305,000
Lemma W. Senbet, Director*	$203,016	$44,419	$0	$0	$305,000

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS, INC.	AGGREGATE COMPENSATION FROM THE HARTFORD MUTUAL FUNDS II, INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
David Sung, Director	$232,972	$50,965	$0	$0	$350,000
*
Each of Messrs. Birdsong and Senbet retired as a Director of each Company effective December 31, 2021.
**
Messrs. Cephas, Johnson, and Rosenberg were each elected as a Director of each Company effective November 2, 2020.
***
Mr. Gauthier became a Director of each Company effective January 1, 2022.
The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Companies, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.
Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Information about the ownership of each class of each Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by directors and officers as a group is found in Appendix C.
INVESTMENT MANAGEMENT ARRANGEMENTS
Each Company, on behalf of its respective Funds, has entered into an investment management agreement with HFMC. HFMC, whose principal business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2012. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly. HFMC administers the business and affairs of each Fund. With respect to each Fund, HFMC may retain and compensate sub-advisers that invest and reinvest the assets of the Fund pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.
Among other services, HFMC: (i) assists in all aspects of the Funds' operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the applicable Company; (iii) prepares meeting materials for each Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.
With respect to each Fund, except the Funds of Funds, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. With respect to the Climate Opportunities Fund, HFMC has also entered into an investment sub-advisory agreement with SIMNA and SIMNA has entered into a sub-sub-advisory agreement with SIMNA Ltd. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU. HFMC does not employ the services of a sub-adviser in its management of the Funds of Funds and it administers the asset allocation program for these Funds.

Each sub-adviser, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Fund(s) allocated to it by HFMC and furnishing such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for such Fund.
Pursuant to the investment management agreements, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.
Pursuant to the investment sub-advisory agreements with Wellington Management, Wellington Management must discharge its duties under the sub-advisory agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless Wellington Management breaches this standard of care or under applicable law, Wellington Management is not liable to either Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with Wellington Management performing its obligations under the sub-advisory agreement. If Wellington Management breaches this standard of care or under applicable law, Wellington Management is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) Wellington Management causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to Wellington Management that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by Wellington Management in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of Wellington Management in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or a Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).
Pursuant to the investment sub-advisory agreement with SIMNA and the sub-sub-advisory agreement with SIMNA Ltd., SIMNA and SIMNA Ltd. shall not be liable for any error of judgment or mistake of law or for any loss suffered by The Hartford Mutual Funds, Inc., HFMC, or the Climate Opportunities Fund in connection with the matters to which each agreement relates. The sub-advisory agreement with SIMNA specifies that such liability standard set forth in the preceding sentence will not apply to a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-advisory agreement. Likewise, the sub-sub-advisory agreement specifies that such liability standard will not apply to a loss resulting from SIMNA Ltd.’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the sub-sub-advisory agreement.
As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds for which a sub-adviser is engaged, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser(s). With respect to Climate Opportunities Fund, SIMNA, and not the Funds or HFMC, pays the sub-sub-advisory fees to SIMNA Ltd.
MANAGEMENT FEES
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value. As of March 1, 2022, the rates are as follows:
Emerging Markets Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Amount Over $1 billion	0.8000%
Emerging Markets Local Debt Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6900%

Climate Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
Global Real Asset Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7950%
Next $500 million	0.7600%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Amount Over $5 billion	0.6600%
Healthcare Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%
International Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4600%
Next $1 billion	0.4500%
Next $3 billion	0.4400%
Amount Over $5 billion	0.4300%
Small Cap Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
International Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%
International Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6500%

Small Company Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
MidCap Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%
Quality Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $4 billion	0.3300%
Next $5 billion	0.3250%
Amount Over $10 billion	0.3225%
MidCap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Growth Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%
Capital Appreciation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%
Balanced Retirement Fund
AVERAGE DAILY NET ASSETS (Excluding assets invested in investment companies for which the
Investment Manager or its affiliates serves as investment manager (“Affiliated Funds”))	ANNUAL RATE
First $1 billion	0.3900%
Next $4 billion	0.3800%
Amount Over $5 billion	0.3750%

AVERAGE DAILY NET ASSETS (Invested in Affiliated Funds)	ANNUAL RATE
All Assets invested in Affiliated Funds	0.0000%
Equity Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%
Small Cap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $2 billion	0.6000%
Next $2 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
Core Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%
International Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%
Dividend and Growth Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%
Balanced Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Next $2 billion	0.4500%
Amount Over $12 billion	0.3900%

Floating Rate High Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%
World Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.6800%
Next $250 million	0.6300%
Next $2 billion	0.5800%
Next $2.5 billion	0.5300%
Next $5 billion	0.4750%
Amount Over $10 billion	0.4500%
Multi-Asset Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5900%
Next $250 million	0.5500%
Next $250 million	0.5000%
Next $4 billion	0.4750%
Next $5 billion	0.4725%
Amount Over $10 billion	0.4700%
Floating Rate Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%
High Yield Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.5000%
Next $4 billion	0.4500%
Next $5 billion	0.4400%
Amount Over $10 billion	0.4350%
Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%
Strategic Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Total Return Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $4 billion	0.2600%
Amount Over $5 billion	0.2500%
Inflation Plus Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3900%
Next $500 million	0.3800%
Next $1.5 billion	0.3750%
Next $2.5 billion	0.3700%
Next $5 billion	0.3675%
Amount Over $10 billion	0.3650%
Short Duration Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4100%
Next $500 million	0.3700%
Next $1.5 billion	0.3650%
Next $2.5 billion	0.3600%
Next $5 billion	0.3500%
Amount Over $10 billion	0.3400%
Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%
Global Impact Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%
ADVISORY FEE PAYMENT HISTORY
The following charts show, for the last three fiscal years, (i) the gross and net amount of advisory fees paid by each Fund to HFMC and (ii) the net aggregate amount of sub-advisory fees, if any, paid by HFMC, with respect to each Fund, to any sub-advisers with which HFMC is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid to HFMC For fiscal year ended 10/31/21	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21
Balanced Income Fund	$76,272,233	$0	$76,272,233	$19,925,110	0.13%
Balanced Retirement Fund	$322,245	$0	$322,245	$167,320	0.16%
Capital Appreciation Fund	$49,676,683	$0	$49,676,683	$18,745,823	0.25%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid to HFMC For fiscal year ended 10/31/21	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/21
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$707,222	$0	$707,222	$341,243	0.30%
Conservative Allocation Fund	$137,897	$0	$137,897	N/A	N/A
Core Equity Fund	$37,136,213	$0	$37,136,213	$10,392,228	0.09%
Dividend and Growth Fund	$74,151,966	$0	$74,151,966	$20,681,569	0.17%
Emerging Markets Equity Fund	$4,320,997	$0	$4,320,997	$2,400,231	0.50%
Emerging Markets Local Debt Fund	$487,974	$0	$487,974	$260,252	0.40%
Equity Income Fund	$27,914,942	$0	$27,914,942	$8,496,169	0.19%
Floating Rate Fund	$11,851,296	$0	$11,851,296	$4,330,389	0.22%
Floating Rate High Income Fund	$2,655,210	$0	$2,655,210	$1,170,963	0.31%
Global Impact Fund	$711,847	$0	$711,847	$378,886	0.33%
Global Real Asset Fund	$1,366,627	$185,953	$1,180,674	$601,476	0.41%
Growth Allocation Fund	$628,412	$0	$628,412	N/A	N/A
Growth Opportunities Fund	$53,553,149	$0	$53,553,149	$20,585,090	0.27%
Healthcare Fund	$14,240,330	$0	$14,240,330	$5,408,874	0.32%
High Yield Fund	$2,120,462	$0	$2,120,462	$1,037,913	0.24%
Inflation Plus Fund	$2,063,613	$0	$2,063,613	$514,443	0.10%
International Equity Fund	$4,263,839	$0	$4,263,839	$1,853,843	0.20%
International Growth Fund	$5,000,180	$0	$5,000,180	$1,602,554	0.24%
International Opportunities Fund	$29,351,547	$0	$29,351,547	$11,217,859	0.25%
International Value Fund	$13,934,000	$0	$13,934,000	$5,748,600	0.33%
MidCap Fund	$105,484,421	$0	$105,484,421	$37,574,432	0.25%
MidCap Value Fund	$5,708,276	$0	$5,708,276	$2,443,565	0.30%
Moderate Allocation Fund	$414,396	$0	$414,396	N/A	N/A
Multi-Asset Income Fund	$5,061,653	$0	$5,061,653	$1,311,663	0.15%
Municipal Opportunities Fund	$5,154,585	$0	$5,154,585	$1,856,753	0.11%
Municipal Short Duration Fund	$105,729	$0	$105,729	$33,229	0.11%
Quality Value Fund	$960,238	$0	$960,238	$394,764	0.19%
Short Duration Fund	$7,229,119	$0	$7,229,119	$2,095,879	0.11%
Small Cap Growth Fund	$6,588,557	$0	$6,588,557	$2,217,633	0.24%
Small Cap Value Fund	$988,172	$0	$988,172	$478,043	0.34%
Small Company Fund	$7,498,454	$0	$7,498,454	$3,562,749	0.38%
Strategic Income Fund	$12,965,791	$0	$12,965,791	$4,723,681	0.18%
Sustainable Municipal Bond Fund	$376,044	$0	$376,044	$139,673	0.13%
Total Return Bond Fund	$9,340,445	$0	$9,340,445	$3,130,236	0.09%
World Bond Fund	$25,439,347	$0	$25,439,347	$9,384,763	0.22%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20
Balanced Income Fund	$69,245,771	$0	$69,245,771	$17,767,933	0.13%
Balanced Retirement Fund	$407,398	$0	$407,398	$211,534	0.16%
Capital Appreciation Fund	$43,502,742	$0	$43,502,742	$16,362,092	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$267,288	$0	$267,288	$129,221	0.30%
Conservative Allocation Fund	$128,334	$0	$128,334	N/A	N/A
Core Equity Fund	$23,982,045	$0	$23,982,045	$6,721,290	0.09%
Dividend and Growth Fund	$54,488,076	$0	$54,488,076	$15,553,546	0.17%
Emerging Markets Equity Fund	$2,945,223	$0	$2,945,223	$1,636,235	0.50%
Emerging Markets Local Debt Fund	$731,239	$0	$731,239	$389,994	0.40%
Equity Income Fund	$23,723,530	$0	$23,723,530	$7,252,954	0.19%
Floating Rate Fund	$14,053,763	$0	$14,053,763	$4,979,899	0.22%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/20
Floating Rate High Income Fund	$2,544,480	$0	$2,544,480	$1,126,197	0.31%
Global Impact Fund	$501,530	$121,158	$380,372	$145,785	0.18%
Global Real Asset Fund	$1,849,538	$251,779	$1,597,759	$813,670	0.40%
Growth Allocation Fund	$561,279	$0	$561,279	N/A	N/A
Growth Opportunities Fund	$36,895,406	$0	$36,895,406	$14,138,912	0.27%
Healthcare Fund	$11,951,374	$0	$11,951,374	$4,550,515	0.32%
High Yield Fund	$2,181,362	$0	$2,181,362	$1,079,233	0.31%
Inflation Plus Fund	$2,121,686	$0	$2,121,686	$518,513	0.10%
International Equity Fund	$3,940,460	$0	$3,940,460	$1,713,242	0.20%
International Growth Fund	$2,789,035	$0	$2,789,035	$939,211	0.26%
International Opportunities Fund	$23,434,357	$0	$23,434,357	$9,167,809	0.26%
International Value Fund	$13,236,833	$0	$13,236,833	$5,469,733	0.33%
MidCap Fund	$95,036,863	$0	$95,036,863	$33,816,354	0.25%
MidCap Value Fund	$4,670,532	$0	$4,670,532	$1,996,864	0.31%
Moderate Allocation Fund	$377,936	$0	$377,936	N/A	N/A
Multi-Asset Income Fund	$5,085,756	$0	$5,085,756	$1,317,689	0.15%
Municipal Opportunities Fund	$3,974,044	$0	$3,974,044	$1,449,670	0.12%
Municipal Short Duration Fund	$83,986	$0	$83,986	$26,396	0.11%
Quality Value Fund	$837,229	$0	$837,229	$344,194	0.19%
Short Duration Fund	$5,575,297	$0	$5,575,297	$1,688,087	0.12%
Small Cap Growth Fund	$6,615,245	$0	$6,615,245	$2,225,845	0.24%
Small Cap Value Fund	$595,198	$0	$595,198	$308,588	0.36%
Small Company Fund	$5,135,354	$0	$5,135,354	$2,380,990	0.38%
Strategic Income Fund	$5,094,004	$0	$5,094,004	$2,149,782	0.22%
Sustainable Municipal Bond Fund	$203,390	$0	$203,390	$75,545	0.13%
Total Return Bond Fund	$7,073,602	$0	$7,073,602	$2,176,493	0.09%
World Bond Fund	$28,636,612	$0	$28,636,612	$10,505,241	0.21%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid to HFMC For fiscal year ended 10/31/19	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19
Balanced Income Fund	$64,018,886	$0	$64,018,886	$16,194,138	0.13%
Balanced Retirement Fund	$402,425	$0	$402,425	$133,230	0.15%
Capital Appreciation Fund	$46,378,263	$0	$46,378,263	$17,472,302	0.25%
Checks and Balances Fund	$0	$0	$0	N/A	N/A
Climate Opportunities Fund	$139,708	$0	$139,708	$67,601	0.30%
Conservative Allocation Fund	$126,209	$0	$126,209	N/A	N/A
Core Equity Fund	$15,433,233	$0	$15,433,233	$4,324,641	0.10%
Dividend and Growth Fund	$51,423,104	$0	$51,423,104	$14,722,367	0.17%
Emerging Markets Equity Fund	$2,001,986	$0	$2,001,986	$1,112,214	0.50%
Emerging Markets Local Debt Fund	$1,330,779	$0	$1,330,779	$704,530	0.45%
Equity Income Fund	$24,737,572	$0	$24,737,572	$7,553,729	0.19%
Floating Rate Fund	$20,447,244	$0	$20,447,244	$6,847,511	0.20%
Floating Rate High Income Fund	$3,299,475	$0	$3,299,475	$1,430,627	0.30%
Global Impact Fund*	$240,783	$12,644	$228,139	$115,808	0.30%
Global Real Asset Fund	$2,781,993	$342,493	$2,439,500	$1,165,358	0.40%
Growth Allocation Fund	$600,501	$0	$600,501	N/A	N/A
Growth Opportunities Fund	$34,023,751	$0	$34,023,751	$13,027,474	0.27%
Healthcare Fund	$11,307,230	$0	$11,307,230	$4,308,961	0.33%
High Yield Fund	$2,177,325	$0	$2,177,325	$1,079,919	0.32%
Inflation Plus Fund	$2,600,211	$0	$2,600,211	$611,996	0.12%
International Equity Fund	$4,576,899	$0	$4,576,899	$1,989,183	0.20%
International Growth Fund	$2,546,254	$0	$2,546,254	$866,376	0.27%

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid to HFMC For fiscal year ended 10/31/19	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 10/31/19
International Opportunities Fund	$23,207,085	$0	$23,207,085	$9,089,069	0.26%
International Value Fund	$17,133,956	$0	$17,133,956	$7,028,583	0.32%
MidCap Fund	$93,262,631	$0	$93,262,631	$33,178,105	0.25%
MidCap Value Fund	$4,790,555	$0	$4,790,555	$2,048,239	0.31%
Moderate Allocation Fund	$407,718	$0	$407,718	N/A	N/A
Multi-Asset Income Fund	$5,415,301	$0	$5,415,301	$1,400,075	0.14%
Municipal Opportunities Fund	$3,046,746	$0	$3,046,746	$1,124,461	0.12%
Municipal Short Duration Fund	$87,969	$0	$87,969	$27,619	0.11%
Quality Value Fund	$1,089,860	$0	$1,089,860	$438,149	0.18%
Short Duration Fund	$4,651,868	$0	$4,651,868	$1,460,392	0.12%
Small Cap Growth Fund	$7,454,251	$0	$7,454,251	$2,483,338	0.24%
Small Cap Value Fund	$709,859	$0	$709,859	$359,366	0.35%
Small Company Fund	$4,600,657	$0	$4,600,657	$2,113,113	0.38%
Strategic Income Fund	$2,964,825	$0	$2,964,825	$1,339,168	0.25%
Sustainable Municipal Bond Fund	$114,239	$0	$114,239	$42,362	0.13%
Total Return Bond Fund	$5,933,415	$0	$5,933,415	$1,839,517	0.10%
World Bond Fund	$29,752,107	$0	$29,752,107	$10,894,886	0.21%
*
Includes the allocated portion of the Master Portfolio’s fees incurred prior to October 7, 2019.
As of March 1, 2022, HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of the expenses set forth in the footnotes below) to the extent necessary to limit total annual fund operating expenses as follows through February 28, 2023, unless the Board approves its earlier termination:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Balanced Retirement Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Climate Opportunities Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Conservative Allocation Fund(3)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Emerging Markets Equity Fund(2)	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Emerging Markets Local Debt Fund(2)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate High Income Fund(2)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
Global Impact Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Global Real Asset Fund(2)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
High Yield Fund(2)	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
International Growth Fund(2)	1.30%	2.05%	0.98%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
Municipal Short Duration Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Value Fund(2)	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund(2)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Sustainable Municipal Bond Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
(1)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Fund’s investments in investment companies other than Affiliated Funds, and extraordinary expenses.
(2)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.
(3)
HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, and extraordinary expenses.
HFMC has permanently agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Inflation Plus Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Short Duration Fund	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

FUND ACCOUNTING SERVICES
HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. As of March 1, 2022, HFMC is entitled to receive the following fee with respect to each Fund: the fund accounting fee for the Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
The following table reflects the amounts paid to HFMC for fund accounting services for each Fund for the last three fiscal years.
FUND NAME	For the Fiscal Year Ended 10/31/2021	For the Fiscal Year Ended 10/31/2020	For the Fiscal Year Ended 10/31/2019
Balanced Income Fund	$2,155,616	$2,054,406	$2,150,830
Balanced Retirement Fund	$18,301	$21,331	$19,024
Capital Appreciation Fund	$1,079,266	$1,038,904	$1,395,596
Checks and Balances Fund	$252,209	$224,069	$215,017
Climate Opportunities Fund	$20,083	$6,629	$4,056
Conservative Allocation Fund	$23,655	$19,016	$17,669
Core Equity Fund	$1,601,426	$1,082,855	$768,672
Dividend and Growth Fund	$1,754,140	$1,341,516	$1,268,273
Emerging Markets Equity Fund	$82,480	$50,598	$40,040
Emerging Markets Local Debt Fund	$11,064	$15,273	$28,181
Equity Income Fund	$659,987	$590,365	$700,298
Floating Rate Fund	$289,229	$360,046	$605,956
Floating Rate High Income Fund	$65,407	$56,543	$84,949
Global Impact Fund	$19,730	$12,524	$98,021(1)
Global Real Asset Fund	$26,787	$31,449	$51,966
Growth Allocation Fund	$106,564	$83,587	$84,811
Growth Opportunities Fund	$1,094,466	$830,856	$1,008,498
Healthcare Fund	$255,936	$216,704	$237,538
High Yield Fund	$72,579	$54,169	$60,295
Inflation Plus Fund	$90,536	$77,179	$94,008
International Equity Fund	$148,104	$133,193	$179,150
International Growth Fund	$110,253	$54,931	$58,110
International Opportunities Fund	$653,031	$552,651	$634,412
International Value Fund	$263,093	$261,395	$393,215
MidCap Fund	$2,146,175	$1,971,540	$1,742,124
MidCap Value Fund	$129,561	$99,815	$118,815
Moderate Allocation Fund	$71,053	$55,972	$57,080
Multi-Asset Income Fund	$143,926	$140,148	$174,251
Municipal Opportunities Fund	$250,389	$185,358	$130,590
Municipal Short Duration Fund	$5,204	$3,558	$3,519
Quality Value Fund	$36,768	$28,944	$43,594
Short Duration Fund	$285,909	$225,527	$217,079
Small Cap Growth Fund	$146,956	$144,178	$189,810
Small Cap Value Fund	$24,971	$13,265	$18,254
Small Company Fund	$150,619	$102,487	$124,011
Strategic Income Fund	$383,374	$153,641	$119,711
Sustainable Municipal Bond Fund	$18,600	$8,628	$4,570
Total Return Bond Fund	$489,532	$395,612	$424,908
World Bond Fund	$631,028	$789,772	$1,065,672
(1)
The amount includes the Fund’s allocated portion of the Master Portfolio’s fund accounting and tax related expenses, which was $49,107
TRANSFER AGENT
HASCO, located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An

Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. DST is located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169. In addition to DST, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.
In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage of average daily net assets) (as of March 1, 2022)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2023, unless the Board of Directors approves its earlier termination:
Fund	Class I	Class Y
Dividend and Growth Fund	N/A	0.06%
International Opportunities Fund	N/A	0.08%
International Value Fund	0.09%	N/A
MidCap Fund	0.12%	0.06%
Small Cap Growth Fund	N/A	0.07%
Each Fund does not pay any fee directly to DST (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to DST (or any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

SECURITIES LENDING
Pursuant to an agreement between each Company and Citibank, N.A., certain Funds may lend their portfolio securities to certain qualified borrowers. Each of the Asset Allocation Funds, the Checks and Balances Fund, the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently lend its securities and did not lend any securities during the fiscal year ended October 31, 2021. As securities lending agent, Citibank, N.A. administers the Funds’ securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds’ Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended October 31, 2021, the following sets forth any earned income and incurred costs and expenses as a result of securities lending activities and the receipt of related services:
FUND NAME	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebates (paid to borrower)	Aggregate fees / compensation from securities lending activities	Net income from securities lending activities
Balanced Income Fund	$410,092	$41,003	$53	$41,056	$369,036
Balanced Retirement Fund	$5,587	$559	$0	$559	$5,028
Capital Appreciation Fund	$224,554	$22,454	$15	$22,469	$202,085
Climate Opportunities Fund	$5,590	$560	$0	$560	$5,030
Core Equity Fund	$25,135	$2,514	$0	$2,514	$22,621
Dividend and Growth Fund	$134,895	$13,482	$62	$13,544	$121,351
Emerging Markets Equity Fund	$83,383	$8,338	$0	$8,338	$75,045
Emerging Markets Local Debt Fund	$689	$69	$0	$69	$620
Equity Income Fund	$70,617	$7,059	$21	$7,080	$63,537
Global Impact Fund	$17,149	$1,715	$0	$1,715	$15,434
Global Real Asset Fund	$20,411	$2,041	$3	$2,044	$18,367
Growth Opportunities Fund	$391,230	$39,120	$16	$39,136	$352,094
Healthcare Fund	$256,100	$25,607	$29	$25,636	$230,464
Inflation Plus Fund	$25	$2	$0	$2	$23
International Equity Fund	$122,327	$12,231	$8	$12,239	$110,088
International Growth Fund	$50,208	$5,020	$13	$5,033	$45,175
International Opportunities Fund	$654,690	$65,469	$1	$65,470	$589,220
International Value Fund	$549,607	$54,960	$1	$54,961	$494,646
MidCap Fund	$780,644	$78,056	$90	$78,146	$702,498
MidCap Value Fund	$1	$0	$0	$0	$1
Multi-Asset Income Fund	$56,128	$5,614	$1	$5,615	$50,513
Municipal Opportunities Fund	$0	$0	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0	$0	$0
Quality Value Fund	$0	$0	$0	$0	$0
Short Duration Fund	$7,281	$727	$0	$727	$6,554
Small Cap Growth Fund	$177,100	$17,710	$3	$17,713	$159,387
Small Cap Value Fund	$2,932	$293	$0	$293	$2,639
Small Company Fund	$385,177	$38,517	$5	$38,522	$346,655
Strategic Income Fund	$56,067	$5,605	$3	$5,608	$50,459
Sustainable Municipal Bond Fund	$0	$0	$0	$0	$0
Total Return Bond Fund	$52,189	$5,218	$3	$5,221	$46,968
World Bond Fund	$30,714	$3,071	$3	$3,074	$27,640
During the Funds’ fiscal year ended October 31, 2021, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.

PORTFOLIO MANAGERS
FUNDS OF FUNDS
HFMC manages the Funds of Funds. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.
OTHER ACCOUNTS MANAGED BY HFMC PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2021:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Checks and Balances Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$1,208	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$1,208	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
James S. Glendon(1)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
Conservative Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,793	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,793	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
James S. Glendon(1)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
Growth Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,282	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,282	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
James S. Glendon(1)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
Moderate Allocation Fund
Vernon J. Meyer
Other Registered Investment Companies	3	$2,511	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allison Mortensen
Other Registered Investment Companies	3	$2,511	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	8	$0	0	$0
James S. Glendon(1)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3*	$1,714	0	$0
Other Accounts	8	$0	0	$0
* This includes three (3) 529 college savings plans (each a vehicle) for which HFMC serves as a program manager, and within each of these three vehicles there are numerous additional sub-vehicles which include age-band portfolios and static portfolios.
(1) Effective March 1, 2022, Mr. Glendon became a portfolio manager to each of the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund.
CONFLICTS OF INTEREST
Management of the Funds of Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks.
EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGERS
As of October 31, 2021, the portfolio managers did not own shares of the Funds.
FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed or sub-advised by the Funds’ portfolio managers and assets under management in those accounts as of October 31, 2021, except as otherwise noted:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Income Fund
Scott I. St. John
Other Registered Investment Companies	17	$19,678	0	$0
Other Pooled Investment Vehicles	15	$7,303	0	$0
Other Accounts	103	$54,370	5	$1,770
W. Michael Reckmeyer, III(1)
Other Registered Investment Companies	11	$70,520	3	$60,664
Other Pooled Investment Vehicles	6	$1,555	1	$0
Other Accounts	9	$1,539	0	$0
Adam H. Illfelder
Other Registered Investment Companies	7	$10,029	0	$0
Other Pooled Investment Vehicles	3	$392	0	$0
Other Accounts	1	$27	0	$0
Matthew C. Hand
Other Registered Investment Companies	2	$5,478	0	$0
Other Pooled Investment Vehicles	2	$895	0	$0
Other Accounts	0	$0	0	$0
Balanced Retirement Fund
Lutz-Peter Wilke
Other Registered Investment Companies	1	$876	0	$0
Other Pooled Investment Vehicles	4	$363	0	$0
Other Accounts	0	$0	0	$0
Capital Appreciation Fund
Gregg R. Thomas
Other Registered Investment Companies	9	$8,576	0	$0
Other Pooled Investment Vehicles	14	$3,262	5	$1,432

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	8	$6,012	0	$0
Thomas S. Simon
Other Registered Investment Companies	9	$6,695	0	$0
Other Pooled Investment Vehicles	7	$230	0	$0
Other Accounts	4	$3,947	0	$0
Climate Opportunities Fund
Alan Hsu
Other Registered Investment Companies	1	$3	0	$0
Other Pooled Investment Vehicles	23	$880	3	$209
Other Accounts	33	$511	1	$14
G. Thomas Levering
Other Registered Investment Companies	16	$6,478	2	$5,047
Other Pooled Investment Vehicles	45	$3,641	18	$2,129
Other Accounts	58	$1,872	12	$418
Core Equity Fund
Mammen Chally
Other Registered Investment Companies	13	$16,700	0	$0
Other Pooled Investment Vehicles	12	$2,730	1	$0
Other Accounts	16	$2,887	1	$319
David A. Siegle
Other Registered Investment Companies	13	$16,700	0	$0
Other Pooled Investment Vehicles	11	$2,730	0	$0
Other Accounts	15	$2,832	1	$319
Douglas W. McLane
Other Registered Investment Companies	13	$16,700	0	$0
Other Pooled Investment Vehicles	24	$3,336	4	$203
Other Accounts	42	$3,045	1	$319
Dividend and Growth Fund
Matthew G. Baker
Other Registered Investment Companies	2	$4,275	0	$0
Other Pooled Investment Vehicles	6	$2,459	0	$0
Other Accounts	1	$405	0	$0
Nataliya Kofman
Other Registered Investment Companies	3	$5,496	1	$1,221
Other Pooled Investment Vehicles	3	$386	1	$59
Other Accounts	7	$1,370	0	$0
Emerging Markets Equity Fund
David J. Elliott
Other Registered Investment Companies	3	$1,732	0	$0
Other Pooled Investment Vehicles	21	$1,983	7	$785
Other Accounts	11	$4,680	2	$566
Mark A. Yarger
Other Registered Investment Companies	1	$34	0	$0
Other Pooled Investment Vehicles	12	$1,504	5	$773
Other Accounts	4	$1,054	2	$420
Emerging Markets Local Debt Fund
Michael T. Henry
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$6,638	5	$4,166
Other Accounts	13	$7,571	4	$1,626
Kevin F. Murphy
Other Registered Investment Companies	3	$1,466	0	$0
Other Pooled Investment Vehicles	35	$18,309	4	$6,398
Other Accounts	29	$15,034	4	$2,685
Equity Income Fund
W. Michael Reckmeyer, III(2)
Other Registered Investment Companies	11	$81,517	3	$60,664
Other Pooled Investment Vehicles	6	$1,555	1	$0

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Accounts	9	$1,539	0	$0
Adam H. Illfelder
Other Registered Investment Companies	7	$21,026	0	$0
Other Pooled Investment Vehicles	3	$392	0	$0
Other Accounts	1	$27	0	$0
Matthew C. Hand
Other Registered Investment Companies	2	$16,476	0	$0
Other Pooled Investment Vehicles	2	$895	0	$0
Other Accounts	0	$0	0	$0
Floating Rate Fund
David B. Marshak
Other Registered Investment Companies	3	$445	0	$0
Other Pooled Investment Vehicles	6	$35	0	$0
Other Accounts	2	$189	0	$0
Jeffrey W. Heuer
Other Registered Investment Companies	19	$2,077	0	$0
Other Pooled Investment Vehicles	13	$1,980	1	$394
Other Accounts	31	$1,651	0	$0
Floating Rate High Income Fund
David B. Marshak
Other Registered Investment Companies	3	$2,119	0	$0
Other Pooled Investment Vehicles	6	$35	0	$0
Other Accounts	2	$189	0	$0
Jeffrey W. Heuer
Other Registered Investment Companies	19	$3,750	0	$0
Other Pooled Investment Vehicles	13	$1,980	1	$394
Other Accounts	31	$1,651	0	$0
Global Impact Fund
Tara C. Stilwell
Other Registered Investment Companies	5	$6,344	0	$0
Other Pooled Investment Vehicles	13	$6,892	0	$0
Other Accounts	11	$3,909	1	$827
Jason M. Goins(3)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Global Real Asset Fund
Scott M. Elliott(4)
Other Registered Investment Companies	1	$94	0	$0
Other Pooled Investment Vehicles	16	$4,218	3	$1,447
Other Accounts	4	$707	1	$507
Brian M. Garvey
Other Registered Investment Companies	3	$350	0	$0
Other Pooled Investment Vehicles	23	$9,820	4	$4,380
Other Accounts	5	$1,092	1	$266
Nicholas J. Petrucelli
Other Registered Investment Companies	4	$114	0	$0
Other Pooled Investment Vehicles	4	$2,342	1	$308
Other Accounts	4	$811	1	$266
Growth Opportunities Fund
Mario E. Abularach
Other Registered Investment Companies	4	$1,758	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$17,560	0	$0
Stephen Mortimer
Other Registered Investment Companies	11	$8,840	0	$0
Other Pooled Investment Vehicles	8	$587	2	$188
Other Accounts	3	$909	1	$296

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Healthcare Fund
Ann C. Gallo
Other Registered Investment Companies	4	$665	0	$0
Other Pooled Investment Vehicles	28	$8,359	16	$1,970
Other Accounts	9	$4,389	2	$3,636
Robert L. Deresiewicz(5)
Other Registered Investment Companies	4	$665	0	$0
Other Pooled Investment Vehicles	28	$9,091	16	$2,702
Other Accounts	9	$4,389	2	$3,636
Rebecca D. Sykes
Other Registered Investment Companies	12	$544	1	$8
Other Pooled Investment Vehicles	52	$2,517	14	$556
Other Accounts	63	$5,905	14	$4,326
Wen Shi
Other Registered Investment Companies	5	$67	0	$0
Other Pooled Investment Vehicles	21	$227	5	$23
Other Accounts	70	$637	8	$84
David M. Khtikian(6)
Other Registered Investment Companies	5	$232	0	$0
Other Pooled Investment Vehicles	21	$372	5	$76
Other Accounts	70	$956	8	$143
Fayyaz Mujtaba(7)
Other Registered Investment Companies	8	$400	1	$48
Other Pooled Investment Vehicles	30	$643	5	$98
Other Accounts	80	$1,576	11	$285
High Yield Fund
Christopher A. Jones
Other Registered Investment Companies	10	$1,740	0	$0
Other Pooled Investment Vehicles	22	$2,920	2	$867
Other Accounts	20	$2,880	1	$498
Michael V. Barry
Other Registered Investment Companies	3	$131	0	$0
Other Pooled Investment Vehicles	13	$962	1	$150
Other Accounts	6	$689	0	$0
Inflation Plus Fund
Joseph F. Marvan
Other Registered Investment Companies	20	$38,535	0	$0
Other Pooled Investment Vehicles	28	$12,354	0	$0
Other Accounts	75	$37,535	1	$164
Allan M. Levin
Other Registered Investment Companies	15	$1,545	0	$0
Other Pooled Investment Vehicles	24	$755	2	$0
Other Accounts	50	$3,306	0	$0
Brij S. Khurana
Other Registered Investment Companies	2	$53	0	$0
Other Pooled Investment Vehicles	14	$6,275	1	$3,131
Other Accounts	1	$87	0	$0
International Equity Fund
Gregg R. Thomas
Other Registered Investment Companies	9	$15,407	0	$0
Other Pooled Investment Vehicles	14	$3,262	5	$1,432
Other Accounts	8	$6,012	0	$0
Thomas S. Simon
Other Registered Investment Companies	9	$13,527	0	$0
Other Pooled Investment Vehicles	7	$230	0	$0
Other Accounts	4	$3,947	0	$0
International Growth Fund
Matthew D. Hudson

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Registered Investment Companies	1	$212	0	$0
Other Pooled Investment Vehicles	10	$1,187	1	0
Other Accounts	9	$1,457	2	$194
International Opportunities Fund
Nicolas M. Choumenkovitch
Other Registered Investment Companies	5	$1,787	0	$0
Other Pooled Investment Vehicles	9	$3,963	1	$0
Other Accounts	22	$11,211	2	$1,333
Tara C. Stilwell
Other Registered Investment Companies	5	$1,695	0	$0
Other Pooled Investment Vehicles	13	$6,892	0	$0
Other Accounts	11	$3,909	1	$827
International Value Fund
James H. Shakin
Other Registered Investment Companies	8	$1,782	0	$0
Other Pooled Investment Vehicles	20	$2,553	2	$27
Other Accounts	12	$2,633	0	$0
Andrew M. Corry
Other Registered Investment Companies	8	$1,782	0	$0
Other Pooled Investment Vehicles	20	$,2553	2	$27
Other Accounts	12	$2,633	0	$0
MidCap Fund
Philip W. Ruedi
Other Registered Investment Companies	6	$5,456	0	$0
Other Pooled Investment Vehicles	3	$2,365	0	$0
Other Accounts	14	$2,921	3	$1,026
Mark A. Whitaker
Other Registered Investment Companies	8	$5,147	0	$0
Other Pooled Investment Vehicles	10	$3,301	1	$0
Other Accounts	25	$4,174	3	$1,026
MidCap Value Fund
Gregory J. Garabedian
Other Registered Investment Companies	7	$2,593	0	$0
Other Pooled Investment Vehicles	3	$251	1	$0
Other Accounts	5	$1,290	1	$23
Multi-Asset Income Fund
Lutz-Peter Wilke
Other Registered Investment Companies	1	$100	0	$0
Other Pooled Investment Vehicles	4	$363	0	$0
Other Accounts	0	$0	0	$0
Loren L. Moran
Other Registered Investment Companies	9	$91,557	5	$85,467
Other Pooled Investment Vehicles	2	$139	1	$32
Other Accounts	1	$671	0	$0
Municipal Opportunities Fund
Brad W. Libby
Other Registered Investment Companies	4	$686	0	$0
Other Pooled Investment Vehicles	1	$2	0	$0
Other Accounts	2	$44	0	$0
Timothy D. Haney
Other Registered Investment Companies	3	$381	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	111	$48,410	0	$0
Municipal Short Duration Fund
Brad W. Libby
Other Registered Investment Companies	4	$2,426	0	$0
Other Pooled Investment Vehicles	1	$2	0	$0
Other Accounts	2	$44	0	$0

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Timothy D. Haney
Other Registered Investment Companies	3	$2,121	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	111	$48,410	0	$0
Quality Value Fund
Matthew G. Baker
Other Registered Investment Companies	2	$18,704	0	$0
Other Pooled Investment Vehicles	6	$2,459	0	$0
Other Accounts	1	$405	0	$0
Nataliya Kofman
Other Registered Investment Companies	3	$19,925	1	$1,221
Other Pooled Investment Vehicles	3	$386	1	$59
Other Accounts	7	$1,370	0	$0
Short Duration Fund
Timothy E. Smith
Other Registered Investment Companies	10	$9,473	0	$0
Other Pooled Investment Vehicles	7	$6,662	1	$38
Other Accounts	66	$25,536	0	$0
Small Cap Growth Fund
Mammen Chally
Other Registered Investment Companies	13	$28,471	0	$0
Other Pooled Investment Vehicles	12	$2,730	1	$0
Other Accounts	16	$2,887	1	$319
David A. Siegle
Other Registered Investment Companies	13	$28,471	0	$0
Other Pooled Investment Vehicles	11	$2,730	0	$0
Other Accounts	15	$2,832	1	$319
Douglas W. McLane
Other Registered Investment Companies	13	$28,471	0	$0
Other Pooled Investment Vehicles	24	$3,336	4	$203
Other Accounts	42	$3,045	1	$319
Small Cap Value Fund
Sean Kammann
Other Registered Investment Companies	2	$169	0	$0
Other Pooled Investment Vehicles	4	$56	0	$0
Other Accounts	0	$0	0	$0
Small Company Fund
Steven C. Angeli(8)
Other Registered Investment Companies	10	$2,413	0	$0
Other Pooled Investment Vehicles	20	$3,384	7	$698
Other Accounts	11	$3,395	1	$787
John V. Schneider
Other Registered Investment Companies	4	$1,452	0	$0
Other Pooled Investment Vehicles	1	$44	0	$0
Other Accounts	0	$0	0	$0
Ranjit Ramachandran
Other Registered Investment Companies	2	$688	0	$0
Other Pooled Investment Vehicles	8	$$41	1	$5
Other Accounts	2	$9	1	$7
Strategic Income Fund
Campe Goodman
Other Registered Investment Companies	17	$10,424	0	$0
Other Pooled Investment Vehicles	21	$9,104	0	$0
Other Accounts	47	$18,664	1	$164
Joseph F. Marvan
Other Registered Investment Companies	20	$35,766	0	$0
Other Pooled Investment Vehicles	28	$12,354	0	$0
Other Accounts	75	$37,535	1	$164

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Robert D. Burn
Other Registered Investment Companies	17	$10,424	0	$0
Other Pooled Investment Vehicles	17	$7,205	0	$0
Other Accounts	47	$18,600	1	$164
Sustainable Municipal Bond Fund
Brad W. Libby
Other Registered Investment Companies	4	$2,334	0	$0
Other Pooled Investment Vehicles	1	$2	0	$0
Other Accounts	2	$44	0	$0
Timothy D. Haney
Other Registered Investment Companies	3	$2,029	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	111	$48,410	0	$0
Total Return Bond Fund
Joseph F. Marvan
Other Registered Investment Companies	20	$35,665	0	$0
Other Pooled Investment Vehicles	28	$12,354	0	$0
Other Accounts	75	$37,535	1	$164
Campe Goodman
Other Registered Investment Companies	17	$10,323	0	$0
Other Pooled Investment Vehicles	21	$9,104	0	$0
Other Accounts	47	$18,664	1	$164
Robert D. Burn
Other Registered Investment Companies	17	$10,323	0	$0
Other Pooled Investment Vehicles	17	$7,205	0	$0
Other Accounts	47	$18,600	1	$164
World Bond Fund
Mark H. Sullivan
Other Registered Investment Companies	9	$1,956	0	$0
Other Pooled Investment Vehicles	41	$14,394	14	$4,757
Other Accounts	46	$18,899	6	$1,831
Martin Harvey
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$1,484	0	$0
Other Accounts	2	$644	0	$0
(1) Effective June 30, 2022, Mr. Reckmeyer will no longer serve as a portfolio manager to the Balanced Income Fund.
(2) Effective June 30, 2022, Mr. Reckmeyer will no longer serve as a portfolio manager to the Equity Income Fund.
(3) Effective March 1, 2022, Mr. Goins became a portfolio manager to the Global Impact Fund.
(4) Effective June 30, 2022, Mr. Elliott will no longer serve as a portfolio manager to the Global Real Asset Fund.
(5) Effective June 30, 2022, Dr. Deresiewicz will no longer serve as a portfolio manager to the Healthcare Fund.
(6) Effective March 1, 2022, Mr. Khtikian became a portfolio manager to the Healthcare Fund.
(7) Effective March 1, 2022, Mr. Mujtaba became a portfolio manager to the Healthcare Fund.
(8) Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Small Company Fund.
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers”). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
Wellington Management receives a fee based on the assets under management of each Fund it sub-advises as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2021.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Gregg R. Thomas, Thomas S. Simon, Mark H. Sullivan and Lutz-Peter Wilke, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following portfolio managers are Partners as of January 1, 2022:
Steven C. Angeli	Matthew C. Hand	Philip W. Ruedi
Mario E. Abularach	Timothy D. Haney	James H. Shakin
Matthew G. Baker	Matthew D. Hudson	Thomas S. Simon
Mammen Chally	Adam H. Illfelder	Timothy E. Smith
Nicolas M. Choumenkovitch	Christopher A. Jones	Scott I. St. John
Andrew M. Corry	Brij S. Khurana	Tara C. Stilwell
Robert L. Deresiewicz*	G. Thomas Levering	Mark H. Sullivan
David J. Elliott	Joseph F. Marvan	Rebecca D. Sykes
Scott M. Elliott*	Douglas W. McLane	Gregg R. Thomas
Ann C. Gallo	Loren L. Moran	Mark A. Whitaker
Gregory J. Garabedian	Stephen Mortimer
Brian M. Garvey	Kevin F. Murphy
Campe Goodman	W. Michael Reckmeyer, III*
*
W. Michael Reckmeyer, III, Robert L. Deresiewicz and Scott M. Elliott each announced their plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2022.
Wellington Management’s incentive payments to the Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2021 which are used to measure one, three and five year performance, except where noted:
FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Income Fund
Russell 1000 Value Index (Reckmeyer, Illfelder, and Hand)
Lipper Equity Income (Reckmeyer, Illfelder, and Hand)
Bloomberg Corporate Index (80%); Bloomberg US Corporate High Yield Bond 2%
Issuer Capped Index (10%); JP Morgan Emerging Markets Bond Index Plus
(10%) (St. John)

Climate Opportunities Fund	MSCI ACWI Index (Net)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth Fund	S&P 500 Index Morningstar Large Cap Value
Emerging Markets Equity Fund	MSCI Emerging Markets Index (Net) Lipper Emerging Markets Funds
Emerging Markets Local Debt Fund
JP Morgan GBI Emerging Markets Global Diversified Index (70%); JP Morgan
Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan
Government Bond Index – Emerging Markets Global Diversified Currency Return
(30%)

Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	S&P/LSTA Leveraged Loan Index Lipper Loan Participation Funds
Floating Rate High Income Fund	S&P/LSTA Leveraged Loan Index Lipper Loan Participation Funds
Global Impact Fund	MSCI ACWI Index (Net)
Global Real Asset Fund
MSCI ACWI Commodity Producers Index (Net) (30%); Bloomberg US TIPS 1-10
Years Index (40%); MSCI World IMI Core Real Estate Index (Net) (10%); MSCI
ACWI Infrastructure Index (Net) (10%); Bloomberg Commodity Total Return
(10%)

Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund	S&P Composite 1500 Health Care Index Lipper Global Health/ Biotechnology
High Yield Fund	Bloomberg US Corporate High Yield Bond Index Lipper High Current Yield
Inflation Plus Fund	Bloomberg US TIPS 1-10 Year Index Lipper TIPS

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
International Growth Fund	MSCI ACWI ex USA Growth Index (Net) Lipper International Multi-Cap Growth
International Opportunities Fund	MSCI ACWI ex USA Index (Net) Lipper International Large Cap Core
International Value Fund	MSCI EAFE Value Index (Net) Lipper International Multi-Cap Value
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell Midcap Value Index Lipper Mid Cap Value
Multi-Asset Income Fund
MSCI ACWI (Net) (35%); Bloomberg US Aggregate Bond Index (35%); BofA
Global High Yield Constrained USD Hedged (10%); JP Morgan Emerging Markets
Bond Index Plus (10%); S&P LSTA Leveraged Loan Index (10%) (Wilke)
Bloomberg US Government/Credit (Moran)

Municipal Opportunities Fund	Bloomberg Municipal Bond 1-15 Year (1-17) Index (80%) and Bloomberg High Yield Municipal (20%) Lipper Intermediate Municipal Debt
Municipal Short Duration Fund	Bloomberg Municipal Bond Short 1-5 Year Index Lipper Short Muni Debt
Quality Value Fund	Russell 1000 Value Index Lipper Large Cap Value
Short Duration Fund	Bloomberg 1-3 Year US Government/Credit Index (50%); Bloomberg 1-5 Year Credit Index (35%); S&P LSTA Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Value Fund	Russell 2000 Value Index Lipper Small Cap Value
Strategic Income Fund	Bloomberg Intermediate US Treasury (33.33%); Bloomberg Emerging Markets USD Sovereign BBB+ and lower (33.33%); Bloomberg High Yield 2% Issuer Capped (33.33%) Lipper Multi-Sector Income
Sustainable Municipal Bond Fund	Bloomberg US Municipal Bond Index (90%) and Bloomberg High Yield Municipal (10%): (50%) Lipper General Muni Debt: (50%)
Total Return Bond Fund	Bloomberg US Aggregate Bond Index; Lipper Core Bond Funds
World Bond Fund	Bloomberg Global Aggregate Bond (80% USD Hedged)
(1)
For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS
The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in each Fund they manage are as follows for the fiscal year ended October 31, 2021, except as indicated below:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund	$100,001-$500,000
Steven C. Angeli	Small Company Fund	$100,001-$500,000
Matthew G. Baker	Dividend and Growth Fund Quality Value Fund	$100,001-$500,000 $100,001-$500,000
Michael V. Barry	High Yield Fund	$100,001-$500,000
Robert D. Burn	Strategic Income Fund Total Return Bond Fund	$100,001-$500,000 $10,001-$50,000
Mammen Chally	Core Equity Fund Small Cap Growth Fund	Over $1,000,000 $500,001-$1,000,000
Nicolas M. Choumenkovitch	International Opportunities Fund	$100,001-$500,000
Andrew M. Corry	International Value Fund	$100,001-$500,000
Robert L. Deresiewicz	Healthcare Fund	$100,001-$500,000
David J. Elliott	Emerging Markets Equity Fund	None

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Scott M. Elliott	Global Real Asset Fund	$500,001-$1,000,000
Ann C. Gallo	Healthcare Fund	$100,001-$500,000
Gregory J. Garabedian	MidCap Value Fund	$100,001-$500,000
Brian M. Garvey	Global Real Asset Fund	$10,001-$50,000
Jason M. Goins(1)	Global Impact Fund	$50,001-$100,000
Campe Goodman	Strategic Income Fund Total Return Bond Fund	$500,001-$1,000,000 $10,001-$50,000
Matthew C. Hand	Balanced Income Fund Equity Income Fund	$10,001-$50,000 $50,001-$100,000
Timothy D. Haney	Municipal Opportunities Fund Municipal Short Duration Fund Sustainable Municipal Bond Fund	$10,001-$50,000 $500,001-$1,000,000 $10,001-$50,000
Martin Harvey	World Bond Fund	None
Michael T. Henry	Emerging Markets Local Debt Fund	$100,001-$500,000
Jeffrey W. Heuer	Floating Rate Fund Floating Rate High Income Fund	$50,001-$100,000 $50,001-$100,000
Alan Hsu	Climate Opportunities Fund	$100,001-$500,000
Matthew D. Hudson	International Growth Fund	Over $1,000,000
Adam H. Illfelder	Balanced Income Fund Equity Income Fund	$100,001-$500,000 $100,001-$500,000
Christopher A. Jones	High Yield Fund	Over $1,000,000
Sean Kammann	Small Cap Value Fund	$500,001-$1,000,000
David M. Khtikian(2)	Healthcare Fund	$10,001-$50,000
Brij S. Khurana	Inflation Plus Fund	None
Nataliya Kofman	Dividend and Growth Fund Quality Value Fund	None None
G. Thomas Levering	Climate Opportunities Fund	None
Allan M. Levin	Inflation Plus Fund	$10,001-$50,000
Brad W. Libby	Municipal Opportunities Fund Municipal Short Duration Fund Sustainable Municipal Bond Fund	$1-$10,000 $1-$10,000 $1-$10,000
David B. Marshak	Floating Rate Fund Floating Rate High Income Fund	$100,001-$500,000 $100,001-$500,000
Joseph F. Marvan	Inflation Plus Fund Strategic Income Fund Total Return Bond Fund	None $100,001-$500,000 $500,001-$1,000,000
Douglas W. McLane	Core Equity Fund Small Cap Growth Fund	$100,001-$500,000 $100,001-$500,000
Loren L. Moran	Multi-Asset Income Fund	$100,001-$500,000
Stephen Mortimer	Growth Opportunities Fund	Over $1,000,000
Fayyaz Mujtaba(3)	Healthcare Fund	$100,001-$500,000
Kevin F. Murphy	Emerging Markets Local Debt Fund	$100,001-$500,000
Nicholas J. Petrucelli	Global Real Asset Fund	$50,001-$100,00
Ranjit Ramachandran	Small Company Fund	$10,001-$50,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund	Over $1,000,000 Over $1,000,000
Philip W. Ruedi	MidCap Fund	$500,001-$1,000,000
John V. Schneider	Small Company Fund	$1-$10,000
James H. Shakin	International Value Fund	$100,001-$500,000
Wen Shi	Healthcare Fund	$10,001-$50,000
David A. Siegle	Core Equity Fund Small Cap Growth Fund	$10,001-$50,000 $10,001-$50,000
Thomas S. Simon	Capital Appreciation Fund International Equity Fund	$10,001-$50,000 $10,001-$50,000
Timothy E. Smith	Short Duration Fund	$10,001-$50,000
Scott I. St. John	Balanced Income Fund	$500,001-$1,000,000

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Tara C. Stilwell	Global Impact Fund International Opportunities Fund	$500,001-$1,000,000 $100,001-$500,000
Mark H. Sullivan	World Bond Fund	$100,001-$500,000
Rebecca D. Sykes	Healthcare Fund	$100,001-$500,000
Gregg R. Thomas	Capital Appreciation Fund International Equity Fund	$100,001-$500,000 $100,001-$500,000
Mark A. Whitaker	MidCap Fund	$100,001-$500,000
Lutz-Peter Wilke	Balanced Retirement Fund Multi-Asset Income Fund	$10,001-$50,000 $10,001-$50,000
Mark A. Yarger	Emerging Markets Equity Fund	$100,001-$500,000
(1) Effective March 1, 2022, Mr. Goins became a portfolio manager to the Global Impact Fund.
(2) Effective March 1, 2022, Mr. Khtikian became a portfolio manager to the Healthcare Fund.
(3) Effective March 1, 2022, Mr. Mujtaba became a portfolio manager to the Healthcare Fund.
With respect to each of the Capital Appreciation Fund and the International Equity Fund, Gregg R. Thomas, CFA, selects and oversees the Fund’s portfolio management teams and determines how Fund assets are allocated among the Fund’s portfolio management teams. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Mr. Thomas and Mr. Simon may change the underlying “sleeve” portfolio managers at any time based on market conditions and/or Fund performance. The following sets forth the “sleeve” portfolio managers as of March 1, 2022.
Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Stephen Mortimer	Russell 3000 Growth Index / Lipper Multicap Core
Gregory J. Garabedian	Russell 2500 Value Index / Lipper Multicap Core
Don Kilbride	Russell 1000 Index / Lipper Multicap Core
Matthew G. Baker	Russell 1000 Value Index / Lipper Multicap Core
Philip W. Ruedi	Russell 3000 Index / Lipper Multicap Core
*
Benchmark/Peer groups weighted 90%/10%, respectively.
International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Matthew D. Hudson	MSCI ACWI ex USA Growth Index (Net) / International Multi-Cap Core
Jun Oh	MSCI Emerging Markets Index / International Multi-Cap Core
James H. Shakin	MSCI EAFE Index (Net) / International Multi-Cap Core
Peter Fisher	MSCI EAFE Index (Net) / International Multi-Cap Core
*
Benchmark/Peer groups weighted 90%/10%, respectively.

CLIMATE OPPORTUNITIES FUND – SCHRODERS
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS
The following table lists the number and types of other accounts sub-advised or managed by Schroders' portfolio managers and assets under management in those accounts as of October 31, 2021:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Climate Opportunities Fund
Simon Webber
Other Registered Investment Companies	4	$6,226	2	$23,815
Other Pooled Investment Vehicles	5	$6,258	1	$139
Other Accounts	16	$5,414	1	$1,820
Isabella Hervey-Bathurst
Other Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	2	$5,174	0	$0
Other Accounts	2	$457	0	$0
CONFLICTS OF INTEREST BETWEEN CLIMATE OPPORTUNITIES FUND AND SCHRODERS’ OTHER ACCOUNTS
Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, the portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS
Schroders receives a fee based on the assets of the Fund allocated to Schroders as set forth in the investment sub-advisory agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The information below is as of October 31, 2021.
Schroders’ methodology for measuring and rewarding the contribution made by the portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for his/her services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.
For the purposes of determining the portfolio managers’ bonuses, the relevant benchmarks for performance comparison include as of October 31, 2021 below:
Fund / Portfolio Managers	Benchmark
Climate Opportunities Fund / Simon Webber and Isabella Hervey-Bathurst	MSCI ACWI Index (Net)
EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS
As of October 31, 2021, Mr. Webber and Ms. Hervey-Bathurst did not own any shares of the Climate Opportunities Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the underlying funds. Each Fund of Funds will not incur any commissions or sales charges when investing in affiliated mutual funds.
Subject to any policy established by each Company’s Board of Directors and HFMC, each sub-adviser is primarily responsible for the investment decisions of the Fund(s) it sub-advises and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or each sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the affiliated mutual funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.
HFMC or a sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or a sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
While HFMC or each sub-adviser, as applicable, seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from HFMC or the sub-adviser, as applicable. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), HFMC or a sub-adviser, as applicable, may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to HFMC or a sub-adviser, as applicable, an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.
To the extent that accounts managed by HFMC or a sub-adviser, as applicable, are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).
Accounts managed by a sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.
As of October 31, 2021, HFMC does not use the Funds of Funds’ assets for, or participate in, third-party soft dollar arrangements, although HFMC may in the future receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services and would be payable by the Funds of Funds. HFMC does not “pay up” for the value of any such proprietary research.
For the fiscal years ended October 31, 2021, October 31, 2020, and October 31, 2019, the Funds paid the following brokerage commissions:
FUND NAME	2021(1)	2020	2019
Balanced Income Fund	$1,322,069	$1,606,715	$1,013,084
Balanced Retirement Fund	$23,189	$29,348	$40,469
Capital Appreciation Fund	$1,807,560	$2,763,372	$2,948,994
Checks and Balances Fund	$18,448	$24,551	$54,347
Climate Opportunities Fund	$36,627	$14,169	$12,987
Conservative Allocation Fund	$1,245	$8,370	$4,703
Core Equity Fund	$655,400	$927,651	$418,284
Dividend and Growth Fund	$1,227,740	$1,838,780	$1,430,172
Emerging Markets Equity Fund	$407,024	$304,379	$216,343
Emerging Markets Local Debt Fund	$2,556	$0	$0
Equity Income Fund	$540,497	$865,160	$654,947
Floating Rate Fund	$22,397	$15,227	$9,678

FUND NAME	2021(1)	2020	2019
Floating Rate High Income Fund	$11,811	$3,920	$2,478
Global Impact Fund	$42,310	$75,932	$78,864(2)
Global Real Asset Fund	$139,092	$357,666	$324,437
Growth Allocation Fund	$6,948	$10,716	$12,771
Growth Opportunities Fund	$1,888,487	$2,583,695	$1,706,467
Healthcare Fund	$735,453	$511,050	$591,825
High Yield Fund	$497	$530	$1,908
Inflation Plus Fund	$32,714	$0	$0
International Equity Fund	$354,565	$682,359	$970,998
International Growth Fund	$158,251	$348,881	$258,410
International Opportunities Fund	$4,315,012	$4,074,728	$4,484,344
International Value Fund	$782,600	$916,212	$1,379,261
MidCap Fund	$3,087,154	$5,121,485	$2,814,027
MidCap Value Fund	$343,538	$400,775	$335,490
Moderate Allocation Fund	$4,058	$14,300	$8,969
Multi-Asset Income Fund	$352,591	$146,872	$194,618
Municipal Opportunities Fund	$0	$0	$0
Municipal Short Duration Fund	$0	$0	$0
Quality Value Fund	$17,898	$27,612	$58,157
Short Duration Fund	$53,951	$0	$0
Small Cap Growth Fund	$391,457	$621,028	$617,076
Small Cap Value Fund	$89,821	$78,321	$173,199
Small Company Fund	$813,721	$509,473	$444,604
Strategic Income Fund	$262,064	$27,417	$0
Sustainable Municipal Bond Fund	$0	$0	$0
Total Return Bond Fund	$213,589	$0	$0
World Bond Fund	$772,053	$671	$0
(1)
Brokerage commissions include any commissions on derivatives transactions.
(2)
The amount reflected for the fiscal year ended October 31, 2019 includes the brokerage commissions of the Global Impact Fund’s former Master Portfolio for the period prior to October 7, 2019, which was $65,795.
Commission rates are established by country and trade method used to execute a given order. Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.
SOFT DOLLAR PRACTICES. With respect to each Fund that engages a sub-adviser, the sub-adviser(s) are responsible for effecting securities transactions. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-advisers may obtain “soft dollar” benefits in connection with the execution of transactions for each respective Fund (or portion thereof) that it sub-advises. The sub-advisers may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2021.
FUND	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Income Fund*	$133,666	$ 4,248,747,982
Balanced Retirement Fund*	$ 1,387	$ 45,148,853
Capital Appreciation Fund*	$ 282,157	$ 9,658,170,960
Checks and Balances Fund	$0	$0
Climate Opportunities Fund**	$ 2,916	$ 85,827,560
Conservative Allocation Fund	$0	$0
Core Equity Fund*	$ 121,065	$ 3,781,171,832
Dividend and Growth Fund*	$ 164,526	$ 5,274,859,717
Emerging Markets Equity Fund*	$ 60,430	$ 925,831,776
Emerging Markets Local Debt Fund*	$0	$0
Equity Income Fund*	$ 81,299	$ 2,283,299,482
Floating Rate Fund*	$ 21	$ 44,758,906
Floating Rate High Income Fund*	$ 702	$ 25,772,040
Global Impact Fund*	$ 5,811	$ 105,054,780
Global Real Asset Fund*	$ 18,407	$ 403,687,696
Growth Allocation Fund	$0	$0
Growth Opportunities Fund*	$ 273,973	$ 13,236,266,040
Healthcare Fund*	$ 71,849	$ 1,737,215,862
High Yield Fund*	$ 166	$ 17,083,988
Inflation Plus Fund*	$0	$0
International Equity Fund*	$ 49,802	$ 763,950,164
International Growth Fund*	$ 16,590	$ 416,936,023
International Opportunities Fund*	$ 489,536	$ 8,585,500,960
International Value Fund*	$ 107,237	$ 1,491,037,054
MidCap Fund*	$ 426,262	$ 11,691,130,990
MidCap Value Fund*	$ 57,007	$ 892,768,786
Moderate Allocation Fund	$0	$0
Multi-Asset Income Fund*	$ 16,040	$ 1,095,830,784
Municipal Opportunities Fund*	$0	$0
Municipal Short Duration Fund*	$0	$0
Quality Value Fund*	$ 2,085	$ 93,788,858
Short Duration Fund*	$0	$0
Small Cap Growth Fund*	$ 47,875	$ 1,052,291,762
Small Cap Value Fund*	$ 13,653	$ 214,863,931
Small Company Fund*	$ 109,413	$ 2,292,898,284
Strategic Income Fund*	$ 25	$ 138,902,780
Sustainable Municipal Bond Fund*	$0	$0
Total Return Bond Fund*	$0	$0
World Bond Fund*	$9	$ 27,492,091
*
The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.
**
With respect to the portion of the Fund sub-advised by Wellington Management during the fiscal year ended October 31, 2021, the commissions include third-party research services only, and are calculated by applying Wellington Management’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of Wellington Management’s total activity with that broker. This calculated percentage is then applied across all of Wellington Management’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. Wellington Management also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table. With respect to the portion of the Fund sub-advised by Schroders, the provision of research services to SIMNA and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2021 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2021.
FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Income Fund
	Bank of America Securities LLC	$426,685,948
	Citigroup Global Markets, Inc.	$132,865,461
	Credit Suisse Group	$24,465,977
	Goldman Sachs & Co.	$178,401,527
	J.P. Morgan Securities, Inc.	$479,626,295
	Morgan Stanley & Co., Inc.	$384,691,650
	UBS Group AG	$14,785,038
Balanced Retirement Fund
	Bank of America Securities LLC	$505,000
	Citigroup Global Markets, Inc.	$149,880
	Credit Suisse Group	$188,753
	Goldman Sachs & Co.	$732,793
	J.P. Morgan Securities, Inc.	$435,641
	Morgan Stanley & Co., Inc.	$191,432
Capital Appreciation Fund
	Bank of America Securities LLC	$41,737,216
	J.P. Morgan Securities, Inc.	$29,673,837
Checks and Balances Fund
	N/A	N/A
Climate Opportunities Fund
	N/A	N/A
Conservative Allocation Fund
	N/A	N/A
Core Equity Fund
	Bank of America Securities LLC	$312,526,066
	J.P. Morgan Securities, Inc.	$317,851,448
	Morgan Stanley & Co., Inc.	$217,110,519
Dividend and Growth Fund
	Bank of America Securities LLC	$374,429,355
	J.P. Morgan Securities, Inc.	$460,736,074
Emerging Markets Equity Fund
	N/A	N/A
Emerging Markets Local Debt Fund
	N/A	N/A
Equity Income Fund
	Bank of America Securities LLC	$125,231,476
	J.P. Morgan Securities, Inc.	$154,799,011
	Morgan Stanley & Co., Inc.	$118,721,486
Floating Rate Fund
	N/A	N/A
Floating Rate High Income Fund
	N/A	N/A
Global Impact Fund
	N/A	N/A
Global Real Asset Fund
	UBS Group AG	$156,579
Growth Allocation Fund
	N/A	N/A
Growth Opportunities Fund
	N/A	N/A
Healthcare Fund
	N/A	N/A

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
High Yield Fund
	Credit Suisse Group	$2,703,625
Inflation Plus Fund
	Bank of America Securities LLC	$549,651
	Goldman Sachs & Co.	$234,171
	J.P. Morgan Securities, Inc.	$358,373
International Equity Fund
	Bank of Montreal	$3,956,619
	UBS Group AG	$3,478,259
International Growth Fund
	N/A	N/A
International Opportunities Fund
	N/A	N/A
International Value Fund
	UBS AG	$36,595,519
MidCap Fund
	N/A	N/A
MidCap Value Fund
	N/A	N/A
Moderate Allocation Fund
	N/A	N/A
Multi-Asset Income Fund
	Bank of America Securities LLC	$4,005,825
	Citigroup Global Markets, Inc.	$2,409,497
	Credit Suisse Group	$4,252,925
	Goldman Sachs & Co.	$7,350,504
	J.P. Morgan Securities, Inc.	$8,673,793
	Morgan Stanley & Co., Inc.	$6,217,371
	UBS Group AG	$440,917
Municipal Opportunities Fund
	N/A	N/A
Municipal Short Duration Fund
	N/A	N/A
Quality Value Fund
	Bank of America Securities LLC	$9,368,033
	J.P. Morgan Securities, Inc.	$10,833,036
Short Duration Fund
	Bank of America Securities LLC	$28,359,339
	Citigroup Global Markets, Inc.	$16,911,130
	Credit Suisse Group	$50,766,805
	Goldman Sachs & Co.	$21,437,185
	J.P. Morgan Securities, Inc.	$31,014,321
	Morgan Stanley & Co., Inc.	$26,969,075
	UBS Group AG	$12,341,858
Small Cap Growth Fund
	N/A	N/A
Small Cap Value Fund
	N/A	N/A
Small Company Fund
	N/A	N/A

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Strategic Income Fund
	Bank of America Securities LLC	$1,868,112
	Citigroup Global Markets, Inc.	$181,641
	Credit Suisse Group	$5,648,965
	Goldman Sachs & Co.	$6,348,310
	J.P. Morgan Securities, Inc.	$1,662,909
	Morgan Stanley & Co., Inc.	$3,202,980
	UBS Group AG	$3,052,207
Sustainable Municipal Bond Fund
	N/A	N/A
Total Return Bond Fund
	Bank of America Securities LLC	$32,258,217
	Citigroup Global Markets, Inc.	$23,964,889
	Credit Suisse Group	$21,761,102
	Goldman Sachs & Co.	$36,536,114
	J.P. Morgan Securities, Inc.	$46,604,201
	Morgan Stanley & Co., Inc.	$29,366,275
	UBS Group AG	$4,599,920
World Bond Fund
	Citigroup Global Markets, Inc.	$4,887,701
	Credit Suisse Group	$10,745,062
	Goldman Sachs & Co.	$3,774,204
	J.P. Morgan Securities, Inc.	$7,893,898
	Morgan Stanley & Co., Inc.	$3,656,784
FUND EXPENSES
EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable Company; (17) compensation and expenses of directors of the applicable Company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, certain Funds may incur unique expenses due to the nature of their investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses.
Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the Funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.
DISTRIBUTION ARRANGEMENTS
GENERAL
Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). HFD’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.
HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.
DISTRIBUTION PLANS
Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts. However, any 12b-1 fees attributable to assets held in an account held directly with the Funds' transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund.
CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases $1 million or more ($500,000 or more with respect to Short Duration Fund). HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.
CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.
CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.
The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.
For the fiscal year ended October 31, 2021, Class A, Class C, Class R3, and Class R4 of the Funds paid the 12b-1 fees listed below. The amounts reflected below do not include any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) and that were reimbursed to the applicable Class of the Fund.
Fund	Class A	Class C	Class R3	Class R4
Balanced Income Fund	$10,858,006	$30,189,539	$784,972	$235,994
Balanced Retirement Fund	$189,532	$151,592	$3,944	$624
Capital Appreciation Fund	$13,570,547	$1,722,568	$232,673	$88,856
Checks and Balances Fund	$3,600,416	$1,204,082	$63,540	$8,214
Climate Opportunities Fund	$61,919	$13,068	$128	$71
Conservative Allocation Fund	$298,270	$97,055	$13,091	$2,268
Core Equity Fund	$3,671,264	$5,375,718	$297,128	$450,776
Dividend and Growth Fund	$10,565,831	$1,590,961	$322,960	$239,581
Emerging Markets Equity Fund	$105,883	$21,422	$2,050	$932
Emerging Markets Local Debt Fund	$10,630	$19,179	$0	$86
Equity Income Fund	$4,246,175	$1,892,759	$179,060	$116,259
Floating Rate Fund	$1,774,622	$1,609,657	$22,852	$5,573
Floating Rate High Income Fund	$179,630	$316,840	$662	$922
Global Impact Fund	$126,207	$24,847	$32,454	$2,633
Global Real Asset Fund	$37,683	$10,938	$463	$54
Growth Allocation Fund	$1,410,794	$349,550	$32,149	$7,320
Growth Opportunities Fund	$8,443,620	$3,387,262	$263,151	$195,755
Healthcare Fund	$2,112,537	$1,466,769	$171,192	$66,369
High Yield Fund	$670,877	$230,453	$7,666	$2,693
Inflation Plus Fund	$530,785	$213,273	$171,399	$11,912
International Equity Fund	$1,617,698	$231,152	$68,109	$17,236
International Growth Fund	$410,296	$57,704	$4,456	$6,691
International Opportunities Fund	$1,346,272	$298,516	$196,117	$289,011
International Value Fund	$110,598	$75,747	$3,428	$9,324
MidCap Fund	$8,401,428	$4,218,407	$525,284	$489,722
MidCap Value Fund	$821,099	$101,984	$34,362	$25,438
Moderate Allocation Fund	$874,816	$227,958	$74,632	$8,215
Multi-Asset Income Fund	$1,530,603	$708,349	$4,777	$1,902
Municipal Opportunities Fund	$1,167,808	$547,079	N/A	N/A
Municipal Short Duration Fund	$49,787	$14,044	N/A	N/A
Quality Value Fund	$427,161	$37,704	$4,914	$12,163
Short Duration Fund	$2,107,516	$798,011	$6,450	$11,622
Small Cap Growth Fund	$605,751	$126,496	$47,962	$64,592
Small Cap Value Fund	$128,722	$28,537	$2,565	$117
Small Company Fund	$1,209,978	$103,748	$82,712	$38,495

Fund	Class A	Class C	Class R3	Class R4
Strategic Income Fund	$924,473	$876,450	$11,061	$20,259
Sustainable Municipal Bond Fund	$106,871	$49,438	N/A	N/A
Total Return Bond Fund	$3,107,651	$231,219	$23,702	$31,643
World Bond Fund	$941,479	$506,052	$5,883	$35,539
For the fiscal year ended October 31, 2021, approximately $153,678,174 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).
HOW SALES CHARGES ARE CALCULATED
CLASS A SHARES
Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:
Funds other than Balanced Retirement Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Short Duration Fund, Strategic Income Fund, Sustainable Municipal Bond Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
Balanced Retirement Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Strategic Income Fund, Sustainable Municipal Bond Fund, Total Return Bond Fund and World Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
Floating Rate Fund and Floating Rate High Income Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase with respect to each Fund, except Municipal Opportunities Fund and Total Return Bond Fund, and with respect to Municipal Opportunities Fund and Total Return Bond Fund you may pay a CDSC of 0.75% on any Class A shares sold. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.

With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Municipal Opportunities Fund, Total Return Bond Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Municipal Opportunities Fund and Total Return Bond Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
Short Duration Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. If such Class A shares are purchased on or after July 1, 2020, the CDSC imposed on such Class A shares will be reduced from 1.00% to 0.75%. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to Short Duration Fund, HFD may pay dealers of record commissions on purchases of $500,000 or more in an amount of up to 0.75% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
CLASS C SHARES
HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.
COMMISSIONS TO DEALERS
The aggregate dollar amount of commissions received by HFD for the sale of shares for Classes A and C for the fiscal years ended October 31, 2021, October 31, 2020, and October 31, 2019 is as follows:
YEAR/CLASS	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2021
Class A	$35,139,599	$221,645	$29,811,436	$5,549,808
Class C	N/A	$298,206	N/A	$298,206
2020
Class A	$34,550,682	$465,558	$29,411,576	$5,604,663
Class C	N/A	$567,937	N/A	$567,937
2019
Class A	$36,244,896	$309,121	$30,894,413	$5,659,603
Class C	N/A	$474,708	N/A	$474,708
HFD does not receive any front-end sales commissions or CDSCs in connection with the sale of Classes I, R3, R4, R5, R6, Y and F shares.
ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford mutual fund’s shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees,

Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford mutual funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.
In addition to the Financial Intermediaries listed in each Fund's prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2021 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: Advanced Wealth Strategies; Alliance Bernstein Investments, Inc.; American Bankers Association; American Portfolios Financial Services; Ameriprise Financial Services; Ameritas Investment Corp; Amplius Wealth Advisors; Annex Wealth Management LLC; Argi Investment Services LLC; Ascensus Retirement Services; Avantax Investment Services, Inc.; Axa Advisors, LLC; Axial Financial; Bancwest Investment Services, Inc.; BB&T Securities; Benjamin F. Edwards & Company, Inc.; Bernardo Wealth Planning LLC; Beta Wealth Group Inc.; Blue Water Asset Management; BMO Harris Financial Advisors; Boys & Girls Clubs of America; Cadaret Grant & Co Inc.; Cambridge Investment Research, Inc.; Cantor Fitzgerald Investment Advisors; Capital Asset Advisory Services LLC; Centric Wealth Management LLC; Cetera Advisors LLC; Cetera Advisor Networks LLC; Cetera Investment Services LLC; CG Financial Services; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors LLC; Clarus Wealth Group; Coastal Capital Group; Comerica Securities; Comerica Securities; Commonwealth Financial Network; Compass Advisors; CPA; D.A. Davidson & Company; Davenport & Co. LLC; Davidson Capital Management Inc.; Dime Bank; Dowling & Yahnke, LLC; Edward D. Jones & Co.; Emerald Advisors LLC; Empower Retirement; Envestnet; Equity Services , Inc.; Executive Wealth Management, LLC; Fairhaven Wealth Management; Federated Investors, Inc.; Fidelity Brokerage Services LLC; Fifth Third Securities, Inc.; Financial Advisory Corporation; First Allied Securities, Inc.; First Citizens Investor Services, Inc.; First Command Brokerage Services, Inc.; First Republic Securities Company LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; GRP Advisor Alliance; Guardian Financial Partners, LLC; GWFS Equities, Inc.; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Harbor Financial Services, LLC; Hartford Funds Distributors; Heck Capital Advisors LLC; Hefren-Tillotson, Inc.; Hightower Securities, LLC; Hometown Investment & Insurance Services; HUB International; Hunnex and Shoemaker Inc.; IBN Financial Services, Inc.; IFP Securities, LLC; Imus Wilkerson Investment Management LLC; Independent Financial Group, LLC; Innovest Portfolio Solutions LLC; Iron Financial LLC; J.J.B. Hilliard W.L. Lyons, LLC; Janney Montgomery Scott LLC; JGP Wealth Management LLC; John Hancock Retirement Plan Services; Johnson & White Wealth Management LLC; JPMorgan Securities, LLC; Kestra Investment Services, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lincoln Investment Planning, Inc.; Lockton Financial Advisors, LPL Financial; M Holdings Securities, Inc.; Madison Wealth Partners, Inc.; Mariner Wealth Advisors LLC; Mayfair Advisory Group LLC; Merrill Lynch; Milestone Wealth; Miller Russell Associates; MMA Securities, LLC; MML Investors Services, LLC; Moloney Securities Co, Inc.; Morgan Stanley Smith Barney; Muriel Siebert & Co Inc.; Mutual Securities Inc.; Nationwide Retirement Solutions; New York Life Retirement Plan Services; Next Financial Group Inc.; NFP Advisor Services, LLC; Nicholson Capital Management, Inc.; Northwestern Mutual Investment Services; Nova 401(k) Associates; OneAmerica Securities, Inc.; Oppenheimer & Co., Inc.; Paragon Planners; PCA Investment Advisory Services, Inc.; Pensionmark Financial Group LLC; Pioneer Investment Management Inc.; Planned Solutions Inc.; Portia Capital Management; Principal Financial Group; Principal Securities, Inc.; Private Client Services, LLC; Prudential Retirement; Purshe Kaplan Sterling Investments; Quadrant Private Wealth Management LLC; Quinn Financial Partners, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets; Redfield Financial Group; Rehmann Capital Advisory Group; Rehmann Financial Network, LLC; Resources Investment Advisors Inc.; Revere Securities LLC; Retirement Plan Advisory Group; RFG Advisory, LLC; Richard P. Slaughter Associates; Robert W. Baird & Co. Inc.; Rockefeller Financial LLC; Rogan & Associates, Inc.; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; Sageview Advisory Group, LLC; Sanctuary Securities, Inc.; Scarborough Capital Management Inc.; Schroder Investment Management North America Inc.; Securian Financial Services, Inc.; Securities America, Inc.; Shook Research; Sigma Financial Corporation; Soltis Investment Advisors, LLC; Standard Retirement Services; Stifel, Nicolaus & Co., Inc.; Stratos Wealth Advisors LLC; SunTrust Investment Services; Ten Capital Investment Advisors, LLC; The Investment Center, Inc; The Luts & Greenleigh Group, Inc.; The Wealth Consulting Group; Thoroughbred Financial Services, LLC; Thrive Wealth Management LLC; Thrivent Investment Management Inc.; Transamerica Retirement Solutions; Triad Advisors, Inc.; Truist Investment Services, Inc; U.S. Bancorp Investments, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; Unionbanc Investment Services, LLC; USI Securities, Inc.; Victory Capital Management; Voya Financial Advisors; Voya Retirement Advisors, LLC; Waddell & Reed Inc.; Wealthplan Partners; Wellington Management Company; Wells Fargo-Wells Brokerage Service; Wells Fargo Clearing Services; West Virginia State Treasurer’s Office; Woodbury Financial Services, Inc.; WPG Advisors LLC.
DETERMINATION OF NET ASSET VALUE
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
A Fund’s maximum offering price per Class A shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.
CAPITALIZATION AND VOTING RIGHTS
The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share.
The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share.
The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.
The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.
As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.
Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.
Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

PURCHASE AND REDEMPTION OF SHARES
For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds' prospectuses.
AVAILABILITY OF CLASS A SALES CHARGE WAIVERS. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver. For more information, contact your Financial Intermediary.
EXEMPTIONS FROM INITIAL AND SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries. These financial intermediaries may impose different investment minimums and subsequent investment minimums where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares.
SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.
Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.
SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.
The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.
SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.
EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund with respect to former Class Z shareholders who currently hold Class Y shares of Growth Opportunities Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.
HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.
DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.
The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold. If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out).

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.
The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.
SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.
TAXES
FEDERAL TAX STATUS OF THE FUNDS
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).
Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a Fund fails to satisfy either the income requirement or asset diversification requirement described above, in certain cases, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notices to the IRS, curing such failure and possibly paying an additional tax or penalty.
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.
In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.
In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.
With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.
With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. For tax years beginning after December 22, 2010, a Fund of Funds are eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and realized capital gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and realized capital gains that it distributes to shareholders. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and realized capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.
As of October 31, 2021, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. The Funds are generally permitted to carry forward capital losses for an unlimited period.

FUND	SHORT-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION	LONG-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION
Balanced Retirement Fund*	$21,130,730	$4,688,636
Emerging Markets Equity Fund	$8,014,081	$0
Emerging Markets Local Debt Fund	$18,731,307	$51,686,900
Floating Rate Fund	$21,597,887	$430,769,528
Floating Rate High Income Fund	$0	$55,337,210
Global Impact Fund*	$1,929,144	$16,676,281
Global Real Asset Fund*	$12,043,701	$93,177,117
High Yield Fund	$0	$17,753,581
Inflation Plus Fund	$0	$49,258,070
International Equity Fund*	$3,428,999	$2,545,531
International Value Fund	$30,092,636	$323,433,337
Municipal Opportunities Fund	$1,815,386	$0
Municipal Short Duration Fund	$2,863	$7,451
Short Duration Fund	$233,108	$0
Strategic Income Fund*	$3,358,643	$1,042,695
*
Future utilization of losses are subject to limitation under current tax laws.
With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.
With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.
REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund also is subject to information reporting with respect to any excess inclusion income.
Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act, established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct 20% of “qualified business income,” which includes all ordinary REIT dividends
SHAREHOLDER TAXATION
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 37%, for taxable years beginning after 2017 and before 2026 (if not extended further by Congress). Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.
Under recently issued Treasury regulations, certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Non-U.S. shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.
A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
MUNICIPAL OPPORTUNITIES FUND, MUNICIPAL SHORT DURATION FUND AND SUSTAINABLE MUNICIPAL BOND FUND
Each of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund may also be subject to state and local income taxes.
Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.
If Municipal Opportunities Fund, Municipal Short Duration Fund or Sustainable Municipal Bond Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.
Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.
Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Opportunities Fund, Municipal Short Duration Fund or Sustainable Municipal Bond Fund.
Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.
TAXATION OF THE UNDERLYING FUNDS
With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.
The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.
PRINCIPAL UNDERWRITER
HFD serves as the principal underwriter to each Fund. HFD is located at 690 Lee Road, Wayne, Pennsylvania 19087.
CUSTODIAN
Portfolio securities of each Fund are held pursuant to a Custodian Agreement between each Company and State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2021. PricewaterhouseCoopers LLP is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
OTHER INFORMATION
The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.
HFMC and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from HFMC out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by HFMC, an investment adviser registered with the SEC, and distributed by HFD, a broker-dealer registered with the SEC and an affiliate of HFMC. HFMC and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse HFMC or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
CODE OF ETHICS
Each Fund, HFMC, HFD and the sub-advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended October 31, 2021, together with the notes thereto, and reports of PricewaterhouseCoopers LLP, are incorporated by reference from the Funds’ Annual Reports for the fiscal year ended October 31, 2021 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. No other portions of the audited financials are incorporated by reference herein. The Annual Reports for the series of The Hartford Mutual Funds, Inc. were filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at https://www.sec.gov/Archives/edgar/data/1006415/000119312522003492/d266821dncsr.htm . The Annual Report for the series of The Hartford Mutual Funds II, Inc. included in this SAI was filed with the SEC and is available on the SEC website at https://www.sec.gov/Archives/edgar/data/49905/000119312522003493/d246340dncsr.htm . Each Fund’s Annual Report is available without charge by calling the Funds at 1-888-843-7824; by visiting the Funds’ website at hartfordfunds.com; or on the SEC’s website at www.sec.gov.
PROXY VOTING POLICIES AND PROCEDURES
The Board of each Company believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Funds’ Policy Related to Proxy Voting, as approved by the Board of each Company, HFMC has delegated to the sub-adviser(s) the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each sub-advised Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.” In addition, if a sub-adviser requests that HFMC vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary. The policies and procedures used by HFMC and the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Funds’ voting records. Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year. Information on how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES
Hartford Funds Management Company, LLC
The Funds of Funds allocate their assets in a combination of other Hartford Funds. If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company LLP
Global Proxy Policy and Procedures
INTRODUCTION
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Votes all proxies in the best interests of the client for whom it is voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are voted in accordance with the Guidelines.
Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Wellington Management Company LLP
Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
GLOBAL PROXY VOTING GUIDELINES
March 2021
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Task Force on Climate-related Financial Disclosures (TCFD), Ceres, the Global Impact Investing Network (GIIN), Toniic, Climate Action 100+, the Investor Forum, Net Zero Asset Managers Initiatives (NZAMI), and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network (ICGN), the Asian Corporate Governance Association (ACGA), the Transition Pathway Initiative (TPI), CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, Institutional Investors Group on Climate Change (IIGCC), and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 15,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Given the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards which can enhance discussions about long-term material ESG issues, complements our ongoing conversations with management teams, and helps us assess a board’s effectiveness — all of which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
VOTING GUIDELINES
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of proposals calling for improved independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. In our view, businesses create shareholder value by appointing boards that thoughtfully debate company strategy and direction. Such debate is not possible unless boards elect highly qualified and diverse directors who contribute insights from a range of perspectives. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We have an expectation for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the racial and ethnic composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board. We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US and Japan, we look for at least one female on the board as a minimum standard. To hold companies accountable to emerging best practice standards regarding racial diversity, beginning in 2021 we will vote against the reelection of Nominating/Governance Committee Chairs at S&P 500 companies that do not disclose the racial and ethnic composition of their boards. We will also support shareholder proposals asking for improved workforce diversity disclosure, e.g. EEO-1 reporting. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair. In the UK, we expect portfolio companies to adopt the recommendations of the Parker Review. In 2022, we plan to vote against the reelection of Nominating/Governance Committee Chairs at S&P 500 companies that lack racial/ethnic diversity on their boards, and we will consider expanding our approach beyond the S&P 500 constituents.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “overboarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
AUDIT QUALITY AND OVERSIGHT
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

SHAREHOLDER VOTING RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
ENVIRONMENTAL AND SOCIAL ISSUES
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
In December 2020, Wellington Management became a founding member of the Net Zero Asset Managers Initiative. Through this initiative, we are committing to work in partnership with clients on their decarbonization goals and to set an interim target for the proportion of assets to be managed in line with the attainment of net-zero emissions by 2050. This commitment is grounded in our belief — forged by extensive research — that climate change poses material risks for companies, economies, and society, and therefore, our clients’ investment portfolios. We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue to focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, we are leveraging findings from our collaborative initiative with Woodwell Climate Research Center, the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of Woodwell’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well-articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity is an important part of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Political Contributions and Lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.
CONCLUSION
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long-term, sustainable value in their enterprises.

SCHRODERS
PROXY VOTING
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
I. PROXY VOTING
The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser:
a.
Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients;
b.
Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and
c.
Upon request from the client, provide details regarding its proxy policies and procedures.
II. PROXY COMMITTEE
The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser.
The Group Proxy Committee exercises oversight to assure that proxies are:
–
Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and
–
The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client.
The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.
III. OVERSIGHT OF PROXY SERVICE PROVIDER
Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients.
The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the Adviser continues to vote proxies in the best interests of its clients. As part of its ongoing oversight, the Group Proxy Committee performs periodic due diligence on the Proxy Service Provider.
IV. VOTING CONFLICTS OF INTEREST
Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommendation from the third party is unavailable, or if the Group Committee believes it should override the recommendations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing.
V. RECORD KEEPING
The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.

VI. DISCLOSURE
1.
The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes.
2.
A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
VII. DUE DILIGENCE
The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.
VIII. ANNUAL REVIEW
The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020

The following is an excerpt from Schroders’ Environmental, Social and Governance Policy for Listed Assets dated December 2020. The complete version of Schroders’ Environmental, Social and Governance Policy for Listed Assets is available on hartfordfunds.com.
Active Ownership
Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process.
Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise.
Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.
Company Engagement
Purpose
Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships.
Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value.
When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach:
1 Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance.
2 Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000.
3 Impact: The insight gained through engagement can directly influence the investment case
4 Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all.
We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions.
These issues may be identified through our thematic research, company level- investment research, stakeholder scores within our proprietary tools or responding to controversies.
We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument.
Process
Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements.
A company engagement generally begins with a process of enhancing our understanding of the company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM).
Our mechanism for engagement typically involves one of the following methods which may vary by region:
– One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager)
– Written correspondence;

– Phone calls;
– Discussions with company advisers and stakeholders;
– Voting;
– Collective engagement with other investors
– Events to educate companies or collaborate on new reporting frameworks
Transparency
Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements.
We also capture the influencing power of our voice through proxy voting and acknowledge how our involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports.
Voting: Coverage
We recognise our responsibility to make considered use of voting rights.
The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.
We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients.
The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to:
– Approval of directors,
– Accepting reports and accounts
– Approval of incentive plans
– Capital allocation
– Reorganisations and mergers
We vote on both shareholder and management resolutions.
Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting.
Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us.
The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client.
In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.
Voting: Operational
As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote.
An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately.
We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.

Voting: Conflicts of Interest
Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting.
Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings.
Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).
Examples of conflicts of interest include (but are not limited to):
– where the company being voted on is a significant client of Schroders,
– where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on;
– where Schroders or an affiliate is a shareholder of the company being voted on;
– where there is a conflict of interest between one client and another;
– where the director of a company being voted on is also a director of Schroders plc;
– where Schroders plc is the company being voted on.
Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former.
If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third- party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above.
In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds.
Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.
Voting Client Choice/Delegating Authority
Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders.
Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.
We welcome a dialogue with our clients on voting policy and its application
Disclosure
We believe transparency is an important feature of effective Stewardship.
We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.
On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes.

As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.
All of these reports above are available on our website:
https://www.schroders.com/en/about-us/active-ownership/sustainability-analysis-in-practice/;
Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.
Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales.
The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal.
Stock Lending
We do not currently Stock Lend for our pooled funds.
Screening and Exclusions
We fully support the following international conventions:
– The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions
– The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti- personnel landmines
– The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons
– Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons.
We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind.
Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publicly disclosed and available on our website: http://www.schroders.com/sustainability
We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensure that their views are reflected in the most accurate way possible.
In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.
Corporate Governance:
Our Core Principles
The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients.
Strategy, Performance, Transparency and Integrity
Strategic Focus
Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term.
If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax- efficient manner.
Shareholders’ Interests
We will oppose any proposal or action which materially reduce or damage shareholders’ rights.
Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board.
Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.
Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.
Reporting
The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.
Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.
Auditors
Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts.
In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent.
Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question.
Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence.
Internal Controls
The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken.
However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business
Boards and Management
Status and Role
The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value.
Board members must be independent, competent and have relevant expertise.
The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.
The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.
Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections.
Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company.
Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded.
Board Leadership
Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues.

Board Structure
Boards should consider the diversity and balance of the board:
– The board should be balanced, such that no group dominates the board or supervisory body.
– There should be a material number of genuinely independent non-executive directors on the board or supervisory body. Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics
Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable.
Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member
Board Performance
The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.
Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.
Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession.
We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.
Committees
Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non- executive board members.
Succession Planning
The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated.
The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one.
Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation.
It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure.
The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non- executive directors.
Capital
Efficient Use of Capital
Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.
Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle.
Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.
Capital should not be used for value-destroying acquisitions.

Issuing Shares
Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.
The creation of different classes of equity share capital must be fully justified.
Pre-emption Rights
Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre- emption Group.
We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.
Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.
We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.
Share Voting Rights
Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.
Executive Remuneration
In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.
We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.
In formulating proposals, remuneration committees and boards should, in particular:
– Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;
– Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;
– Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation;
– Avoid arrangements that would encourage the destruction of shareholder value;
– Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;
– Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;
– Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;
– Not re-price, adjust, or otherwise amend stock options and awards;
– Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;
– Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;
– Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.
– Long term incentives to be paid in shares which have a performance and vesting period of at least five years.

Environmental and Social Performance and Resolutions
We examine E&S performance and resolutions on a case by case basis according to the following framework.
1 Materiality
We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate.
2 Transparency
As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business.
3 Asymmetric knowledge
As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices.
4 Alignment with evolving ESG best practice
Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences.
5 Evidence of policy implementation and progress
Whilst transparency is key, we want re- assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks.
6 Responsible conduct
Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies.
Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro- active in strengthening its management systems to ensure that probability of future controversies has been minimised.
Other Environmental & Social Issues
Climate
Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the Paris Accord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe will help achieve that goal.
Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it.
UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption
We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles. Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors.

Biodiversity
The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable.
Water use
Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water.
Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk.
Taxation
Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies.
Oppressive regimes
These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes.
We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control
Other Corporate Governance Issues
Takeover Bids
Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.
Poison Pills and Takeover Defences Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.
Company Constitutions
The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

Environmental, Social and
Governance Policy for Listed Assets
Schroder Investment Management Limited
1 London Wall Place, London EC2Y 5AU, United Kingdom Tel: +44 (0) 20 7658 6000
schroders.com
@schroders
Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.
The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/ sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited,
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APPENDIX B: CREDIT RATINGS
The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business. With respect to Funds sub-advised by Wellington Management Company LLP (“Wellington Management”), the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by Standard & Poor’s Global Ratings Services (“S&P Global Ratings”) or Ba by Moody’s Investor Services, Inc. (“Moody’s”) and BB by S&P Global Ratings but B by Fitch, Inc. (“Fitch”), Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, Wellington Management will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used.
LONG-TERM CREDIT RATINGS:
MOODY’S
Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated B are considered speculative and are subject to high credit risk.
Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS
AAA –– An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM CREDIT RATINGS:
MOODY’S
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P GLOBAL RATINGS
A-1 –– A short-term obligation rated ‘A–1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated ‘A–2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated ‘A–3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B –– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

RATING OF MUNICIPAL OBLIGATIONS:
S&P GLOBAL RATINGS
MUNICIPAL NOTES
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:
1. Amortization schedule - - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
2. Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note Ratings are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S
SHORT-TERM OBLIGATION RATINGS
Moody’s uses the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
DEMAND OBLIGATION RATINGS
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
DUAL RATINGS:
S&P Global Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
INTERNATIONAL LONG-TERM CREDIT RATINGS:
FITCH
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
INTERNATIONAL SHORT-TERM CREDIT RATINGS:
FITCH
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

APPENDIX C: CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
As of January 31, 2022, to the knowledge of each Company’s management, except for Class I shares of Climate Opportunities Fund, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of January 31, 2022, the directors and officers of each Company, as a group, owned approximately 1.06% of the outstanding shares of Class I shares of Climate Opportunities Fund. As of January 31, 2022, to the knowledge of a Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a Fund:
FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
BALANCED INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					9.13%			5.74%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					5.06%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	45.40%	5.57%							91.68%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						10.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				36.53%	23.46%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA							11.29%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							5.03%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.42%	10.62%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							16.29%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				43.43%	11.41%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			11.79%			9.75%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.99%	11.58%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.96%	7.56%	8.89%		5.47%	6.97%	27.94%	38.74%
PERSHING LLC JERSEY CITY NJ		7.75%	8.01%					31.51%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL BENCHMARK ELECTRONICS, INC. TEMPE AZ						27.59%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL DEFERRED COMPENSATION PLAN FOR NEW CITY NY						9.51%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.79%	13.15%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					9.56%
THE HARTFORD HARTFORD CT							10.24%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	10.12%	31.62%	12.50%
BALANCED RETIREMENT FUND
ASCENSUS TRUST COMPANY FBO CAR STAT LLC INDIVIDUAL 401K FARGO ND					21.30%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINT- ING 401K PLAN FARGO ND					20.33%
ASCENSUS TRUST COMPANY FBO THG LLC 401K FARGO ND					39.30%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				9.51%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.23%								50.12%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						100.00%	91.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				63.13%	5.49%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	9.89%	13.63%	17.15%
MARIL & CO FBO C/O RELIANCE TRUST COMPANY MILWAUKEE WI								37.64%
MASSACHUSETTS MUTUAL LIFE INS CO MIP SPRINGFIELD MA				16.84%
MATRIX TRUST COMPANY CUST FBO RIVERWAY BUSI- NESS DENVER CO							8.81%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					12.50%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			6.15%	6.80%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.26%	13.62%	7.56%					34.13%
PERSHING LLC JERSEY CITY NJ	8.15%	7.63%						27.91%	49.87%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.78%	34.23%	23.65%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			15.27%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.40%	7.51%	7.94%
CAPITAL APPRECIATION FUND
C/O ICMA RETIREMENT CORPORATION CITY OF MANCHESTER WASHINGTON DC						15.16%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA							5.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								6.11%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.34%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	38.47%	6.52%							27.51%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA									64.72%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT						24.94%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				43.26%	28.59%	37.93%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.00%	6.08%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							7.22%
MASSACHUSETTS MUTUAL LIFE INS CO MIP SPRINGFIELD MA				5.19%	7.07%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BRIDGES TRUST COMPANY DENVER CO				5.39%
MATRIX TRUST COMPANY CUST FBO HSA BANK - HSG DENVER CO							6.05%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY CUST FBO HUDSON COOK, LLP 401(K) PLAN DENVER CO							6.16%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			11.14%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			8.50%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.17%	6.78%	8.65%					32.39%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPAT- ING RETIREMENT PLANS NTC-PLNS COLUMBUS OH								43.34%
PERSHING LLC JERSEY CITY NJ	6.05%	11.88%	5.13%					7.34%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.57%	12.28%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					15.18%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					6.54%
THE HARTFORD HARTFORD CT							57.65%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			13.71%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.22%	17.50%	17.45%
CHECKS AND BALANCES FUND
ASCENSUS TRUST COMPANY FBO FARGO ND						7.59%
ASCENSUS TRUST COMPANY FBO RDP CONSULTING 401K FARGO ND					25.73%
CAPITAL BANK & TRUST CO TTEE FBO STARLINE INC RETIREMENT PLAN C/O FASCORE LLC GREENWOOD VLG CO					14.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA									53.47%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	49.90%	12.84%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						22.07%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					20.37%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				53.90%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.46%	7.08%	15.94%		10.12%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BRISTOW PUBLIC SCHOOLS 403(B) PLAN DENVER CO						8.46%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. NORTH AMERICAN BAPTIST CONF. 403(B) DENVER CO				5.47%
STUTTGART MED CLINIC LTD PSP C/O FASCORE LLC GREENWOOD VLG CO					12.46%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.32%	10.29%	28.82%						24.88%
PERSHING LLC JERSEY CITY NJ	5.87%	10.22%	11.45%						21.50%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.92%	21.92%			6.90%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						50.11%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.08%	11.37%
CLIMATE OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		7.05%	15.94%
ASCENSUS TRUST COMPANY FBO CLEVELAND STEEL TOOL 401(K) PS PLA FARGO ND							25.11%
ASCENSUS TRUST COMPANY FBO MONKEYBRAINS 401(K) PLAN FARGO ND					34.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA				12.77%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								50.62%
[NAME REDACTED] SNOQUALMIE WA					6.73%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	51.38%	19.21%							57.27%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				78.31%	58.68%	100.00%	63.69%		26.64%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNTS SAN DIEGO CA			28.91%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC MIDDLE COUNTRY CSD 403B PLAN DENVER CO							8.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	24.78%		31.19%					18.18%
PERSHING LLC JERSEY CITY NJ		43.73%	13.67%					19.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				6.75%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								6.73%
UMB AS CUSTODIAN FOR E-VALUATOR KANSAS CITY MO									6.09%
CONSERVATIVE ALLOCATION FUND
[NAME REDACTED] GRIMES IA		6.90%
ASCENSUS TRUST COMPANY FBO HAIR EXCLUSIVE INDIVIDUAL 401K PLA FARGO ND				6.13%
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND					9.44%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	38.87%	11.71%
[NAME REDACTED] WINDSOR CT			8.82%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA									8.13%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					44.84%	16.65%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						83.35%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				88.58%	39.09%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.05%	5.26%	11.67%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. RACINE UNIFIED SCHOOL DIST. 403(B) DENVER CO					6.58%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	11.18%		7.01%
PERSHING LLC JERSEY CITY NJ		10.52%	8.08%						91.87%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		13.25%	24.67%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			21.45%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			5.28%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.72%	21.97%
CORE EQUITY FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.54%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	7.85%				5.26%		6.19%	25.61%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA					5.94%		6.03%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.46%								70.03%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA					11.74%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY									12.46%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.08%	10.76%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN				7.12%		5.10%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.18%			15.13%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		14.73%	10.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.62%	7.50%	12.26%			55.36%	10.27%	14.76%
PERSHING LLC JERSEY CITY NJ			16.83%					37.08%
PERSHING LLC JERSEY CITY NJ	5.19%	9.05%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL ALAMEDA COUNTY 457(B) DEFERRED OAKLAND CA							11.17%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL CHEROKEE HEALTH SYSTEMS INC TALBOTT TN				5.74%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.93%	15.93%
SAXON & CO. CLEVELAND OH								5.86%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				28.70%	16.43%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			6.78%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							6.61%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT					7.48%		18.27%
VOYA INSTITUTIONAL TRUST COMPANY FBO LOUISIANA HEALTH GRP 401K PLAN BRAINTREE MA					6.60%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.00%	21.39%	6.14%
DIVIDEND AND GROWTH FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.54%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			11.09%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA							10.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					5.85%			7.50%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							6.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	62.14%	8.63%							69.37%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO				5.48%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					5.35%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA									11.07%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				43.96%	13.65%
LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS FT WASHINGTON PA								12.23%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		8.83%	8.21%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HALL, RENDER, KILLIAN, HEATH & LYM FOLSOM CA					6.09%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					18.24%	53.92%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		10.09%	30.55%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.54%	9.93%	5.04%		5.57%	16.52%	21.93%
PERSHING LLC JERSEY CITY NJ		12.76%	7.56%					9.65%
PRUDENTIAL BANK AND TRUST FBO EDWARD JONES HARTFORD CT								34.57%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.47%	8.35%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						11.83%	10.36%
SEI PRIVATE TRUST COMPANY C/O TRUIST OAKS PA									6.06%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				10.54%	13.99%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO						19.40%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		16.71%	6.11%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									5.44%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
EMERGING MARKETS EQUITY FUND
ASCENSUS TRUST COMPANY FBO FARGO ND				5.17%
C/O TIAA-SWP SEI PRIVATE TRUST COMPANY OAKS PA									95.95%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	34.70%	7.59%
FIIOC FBO SOUTHWORTH CHEVROLET INC RETIRE- MENT PLAN COVINGTON KY					8.94%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT								18.44%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA						18.60%	8.56%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		8.41%
MATRIX TRUST COMPANY CUST FBO EMPLOYEE PROPHET RETIREMENT ACCOUN DENVER CO				15.83%
MID ATLANTIC TRUST COMPANY FBO BAKER & GILMOUR, MD PA 401(K) PROF PITTSBURGH PA							89.58%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	41.83%	8.41%	56.56%			5.65%
PERSHING LLC* JERSEY CITY NJ		10.36%						76.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		18.69%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				75.90%	83.33%	75.75%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			17.99%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			12.44%
EMERGING MARKETS LOCAL DEBT FUND
CAPINCO MILWAUKEE WI								5.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS* SAN FRANCISCO CA								48.15%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.89%	5.23%							99.31%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				100.00%	24.97%	100.00%
INTERACTIVE BROKERS LLC GREENWICH CT			6.49%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.47%	22.66%	14.39%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.44%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ	7.89%	5.68%	8.30%					41.65%
PERSHING LLC JERSEY CITY NJ	12.59%	5.46%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS T PETERSBURG FL			5.99%
RELIANCE TRUST CO FBO CITY NATIONAL BANK FL C/C ATLANTA GA			23.07%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	5.35%	31.25%	14.23%		75.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.59%	16.67%	13.42%
EQUITY INCOME FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						16.26%		18.52%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							7.90%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					7.09%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA						7.34%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	64.17%	6.39%							73.00%
FIIOC FBO JIM KOONS MANAGEMENT COMPANY, INC. COVINGTON KY						18.45%
FIIOC FBO MERCURY EMPLOYEES RETIREMENT INVESTMENT TRUST COVINGTON KY						7.75%
FIIOC TTEE FBO RUDOLPH TECHNOLOGIES INC 401K SAVINGS PLAN COVINGTON KY								6.15%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				41.12%	21.07%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA							5.54%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.73%	27.11%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA							5.38%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				9.98%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					21.54%	10.13%	9.14%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			6.16%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		10.53%	15.80%			8.30%	20.05%	16.21%
PERSHING LLC JERSEY CITY NJ								10.12%
PERSHING LLC JERSEY CITY NJ		10.93%	8.18%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		13.83%	15.58%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK ATLANTA GA								9.17%
RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K ATLANTA GA						7.20%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				5.80%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					6.82%		6.17%
THE HARTFORD HARTFORD CT							5.57%
THE OZARK TRUST COMPANY LITTLE ROCK AR								10.28%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT				7.66%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		23.75%	7.71%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									13.39%
FLOATING RATE FUND
C/O FASCORE LLC COMFORT WINDOWS CO INC GREENWOOD VLG CO						16.35%
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			7.84%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
ASCENSUS TRUST COMPANY FBO ACTION FENCE CONTRACTORS 401K PLAN FARGO ND				5.15%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA									23.24%
C/O FASCORE LLC GREENWOOD VLG CO				6.81%
CAPINCO C/O US BANK NA MILWAUKEE WI								17.40%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			9.26%					28.77%
FBO INPRO INSURANCE GROUP INC 401K PSP C/O FASCORE LLC GREENWOOD VLG CO					25.48%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	12.07%								19.96%
FIIOC FBO RINGER, HENRY, BUCKLEY & SEACORD PA 401K SVGS PLN COVINGTON KY						17.59%
FIIOC FBO SONOMA TECHNOLOGY INC 401K RETIRE- MENT PLAN COVINGTON KY						8.05%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.54%	10.10%	5.02%	21.80%
MATRIX TRUST COMPANY CUST FBO MCKENNETT FORSBERG & VOLL PC PSP DENVER CO				5.12%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	7.99%	8.74%	16.42%		26.07%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	12.05%	10.77%	11.07%	22.90%
MORI & CO MAILSTOP TBTS KANSAS CITY MO									23.10%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.95%	8.95%	7.23%					7.11%	11.74%
PAI TRUST COMPANY INC GEORGE H MCCRIMLISK & COMPANY DE PERE WI					11.37%
PERSHING LLC JERSEY CITY NJ	7.60%	11.38%	5.96%					24.61%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.18%	11.39%	7.55%
FBO ALLERGY & ASTHMA ASSOC OF PITTSBRG C/O FASCORE LLC GREENWOOD VLG CO					10.06%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			12.05%
VALLEE & CO FBO C/O RELIANCE TRUST COMPANY WI MILWAUKEE WI						6.18%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								8.81%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	12.29%	17.84%	6.34%
FLOATING RATE HIGH INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA	7.83%								5.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								26.31%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.36%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.22%	5.76%							93.37%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401 (K) PLAN COVINGTON KY					8.28%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						84.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	15.26%	14.29%		70.48%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. OZARK SCHOOL DISTRICT #14 (AR) DENVER CO				16.81%
MG TRUST COMPANY CUST. FBO NORTH VALLEY HEALTH CENTER 403(B) DENVER CO				5.76%
MID ATLANTIC TRUST COMPANY FBO ONSTADS INSURANCE 401(K) PROFIT SH PITTSBURGH PA					8.85%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					64.93%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		14.54%	20.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.50%	8.36%	23.01%					6.73%
PERSHING LLC JERSEY CITY NJ	5.06%	7.44%	8.11%					60.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.66%	17.94%	17.79%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	5.13%		5.52%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	5.05%	14.01%	5.03%		14.49%
GLOBAL IMPACT FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			15.09%					64.60%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.59%	5.53%							91.22%
FIIOC FBO DERIVE TECHNOLOGIES LLC 401K PLAN COVINGTON KY					40.79%
FIIOC FBO ORION HEALTH INC 401K PLAN COVINGTON KY						11.33%
FIIOC FBO REVHEALTH 401K PS PLAN COVINGTON KY						9.23%
FIIOC FBO WEST HERR EMPLOYEES RETIREMENT PLA COVINGTON KY						46.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				51.26%	33.41%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.21%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				14.30%	14.00%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. TOWNSHIP HIGH SD #113 (IL) 403(B) DENVER CO				10.83%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.64%	15.79%	50.64%				98.92%	7.44%
PAI TRUST COMPANY, INC. DE PERE WI						29.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		15.91%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				5.25%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								25.46%
GLOBAL REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO CTB ENTERPRISES 401K FARGO ND				18.63%
ASCENSUS TRUST COMPANY FBO FARGO ND				40.63%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
ASCENSUS TRUST COMPANY FBO FARGO ND				25.48%
[NAME REDACTED] HARVEY ND		6.00%
CAPINCO C/O US BANK NA MILWAUKEE WI			11.27%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			22.14%			18.62%		15.30%
[NAME REDACTED] TRAVERSE CITY MI		5.25%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	56.39%								91.96%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA					10.91%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY			11.43%					10.54%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.66%	47.65%	28.14%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BROOKHAVEN-COMSEWOGUE UFSD 403B DENVER CO						11.73%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EAST QUOGUE UFSD (NY) 403(B) PLAN DENVER CO						7.53%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EASTPORT-SOUTH MANOR CSD (NY) 403B DENVER CO						7.47%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SOUTHAMPTON PUBLIC SCHOOLS (NY) DENVER CO						10.14%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WESTHAMPTON BEACH UFSD (NY) 403(B) DENVER CO						18.99%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					89.09%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ								32.04%
PERSHING LLC JERSEY CITY NJ	6.56%	8.49%	6.64%					12.14%
PRAYED TO BE FRAMED INC HAZELWOOD MO				13.12%
PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM DES MOINES IA								12.18%
RELIANCE TRUST COMPANY FBO C/O FASCORE LLC RETIREMENT PLANS SERVICED BY METLI GREENWOOD VLG CO									7.67%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.50%	6.17%
GROWTH ALLOCATION FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			5.55%
ASCENSUS TRUST COMPANY FBO PRUST 401K FARGO ND					14.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			5.05%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA									34.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.22%	6.49%							27.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					7.03%	69.08%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						30.82%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				85.82%	62.47%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.41%	9.67%	14.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.46%		15.67%						24.65%
PERSHING LLC JERSEY CITY NJ			7.38%						14.10%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			26.61%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					8.50%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.13%	13.83%
GROWTH OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						10.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	29.38%	5.91%							76.84%
FIIOC FBO BRAGG INVESTMENT COMPANY INC 401(K) PS PLAN COVINGTON KY					9.97%
FIIOC FBO CLEAN ENERGY 401K PLAN COVINGTON KY						28.59%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						11.21%	6.32%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				34.33%	41.63%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		14.65%	28.38%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA							8.42%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA							7.89%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		7.09%	17.87%		6.73%		6.47%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			5.65%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			8.07%					12.63%
PERSHING LLC JERSEY CITY NJ		9.81%	6.83%			10.39%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL LENDMARK 401K PLAN COVINGTON GA							6.56%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL EDWARD D JONES & CO PROFIT SAINT LOUIS MO								62.59%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.78%	8.92%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						5.43%	13.71%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				22.75%	8.65%		8.20%
THE HARTFORD HARTFORD CT							15.98%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		21.95%	7.63%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									15.00%
HEALTHCARE FUND
CAPITAL BANK & TRUST COMPANY TTEE F US RENAL CARE INC PROFIT SHARING P GREENWOOD VLG CO					14.10%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	35.98%	13.63%							24.73%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				26.57%	17.97%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.13%	10.44%	21.59%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				5.56%
MATRIX TRUST COMPANY CUST FBO SLOAN ELECTRIC DENVER CO							7.16%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			8.53%		11.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.02%	7.39%	12.48%				33.70%	62.46%	64.66%
PERSHING LLC JERSEY CITY NJ	7.88%	14.93%	15.20%					28.12%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.75%	27.37%	21.04%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							21.52%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						73.24%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				50.11%	30.31%		9.87%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		6.32%
HIGH YIELD FUND
FBO FOREFRONT INC 401(K) PROFIT SHARIN FAIR HAVEN NJ					23.59%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA								17.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			5.11%
[NAME REDACTED] WELLESLEY MA			5.26%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					7.99%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	62.07%	5.65%							92.35%
FIIOC FBO WEASTEC INC RETIREMENT SAVINGS PLAN COVINGTON KY						42.08%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA							97.49%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					13.13%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE HARTFORD CT					11.43%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				14.54%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						36.04%		7.08%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.44%	15.15%	6.41%	8.88%
MID ATLANTIC TRUST COMPANY FBO FULCRUM TECHNOLOGY SOLUTIONS, LLC PITTSBURGH PA				7.21%
MID ATLANTIC TRUST COMPANY FBO ISOMETRIC COMPANIES INC 401(K) PRO PITTSBURGH PA					21.58%
MID ATLANTIC TRUST COMPANY FBO L&H MANUFACTURING PITTSBURGH PA				5.62%
MID ATLANTIC TRUST COMPANY FBO MEDICATION MANAGEMENT LLC 401(K) P PITTSBURGH PA						5.21%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			6.44%			9.23%		26.33%
PERSHING LLC JERSEY CITY NJ	7.86%	54.77%	42.63%					31.80%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.39%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				23.46%	9.92%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								6.46%
UMB BANK NA CUST SIMPLE IRA FBO MILFORD TX								7.18%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		6.63%	8.58%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									6.03%
INFLATION PLUS FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	31.89%								34.12%
FIIOC FBO READI SYSTEMS RETIREMENT SAVINGS PLAN COVINGTON KY						10.62%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					13.37%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				89.66%	49.64%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA						24.44%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.04%	5.65%	8.30%
MID ATLANTIC TRUST COMPANY FBO BAYAREA HYPERBARICS 401(K) PROFIT PITTSBURGH PA						12.65%
MID ATLANTIC TRUST COMPANY FBO CLC COMPLI- ANCE TECHNOLOGIES IN 401 PITTSBURGH PA						5.64%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.36%		5.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.27%		7.74%		6.95%	31.76%		29.42%
PERSHING LLC JERSEY CITY NJ	6.74%	18.44%	24.15%					8.68%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		45.11%	18.32%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN			5.87%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.22%	7.56%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			8.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.99%		7.96%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									58.21%
INTERNATIONAL EQUITY FUND
C/O ICMA RETIREMENT CORPORATION CITY OF MANCHESTER WASHINGTON DC						23.36%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			8.64%					21.63%	19.23%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA							23.47%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	42.04%	11.21%							70.98%
FIICO FBO COMMERCIAL CONSTRUCTION CONSULT- ING INC 401K PLAN IRA COVINGTON KY						10.75%
FIIOC FBO GREATER MODESTO 401K PLAN IRA COVINGTON KY						6.62%
FIIOC FBO NATURES PATH EMPLOYEES 401K SAV- INGS & RETIREMENT PLAN COVINGTON KY						24.12%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							17.82%	16.09%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							5.86%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.18%	8.74%	12.70%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. STILLWATER ISD 403(B) PLAN DENVER CO					9.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.72%	8.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.06%	6.98%	9.12%				33.25%	9.93%
PERSHING LLC JERSEY CITY NJ	5.13%	10.73%	11.23%					28.14%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL SISC BAKERSFIELD CA				22.34%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL UNITED REFRIGERATION INC PHILADELPHIA PA							7.80%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.98%	15.48%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					5.64%	17.57%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				9.79%	10.78%			6.28%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			5.30%
THE HARTFORD HARTFORD CT				41.99%	42.80%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO								5.04%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			8.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		11.28%	8.40%
INTERNATIONAL GROWTH FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO* MINNEAPOLIS MN		5.92%	72.58%
ASCENSUS TRUST COMPANY FBO ALTERNATE SOLU- TIONS HEALTHCARE SYS FARGO ND					62.85%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						13.04%		9.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.43%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	58.49%	11.08%							78.82%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							7.09%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									12.89%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									6.64%
JC CAL COAST INC ATASCADERO CA					6.75%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.93%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC CTI HOSPITALITY INC 401K PLAN DENVER CO				10.34%
MID ATLANTIC TRUST COMPANY FBO FBO ALERUS EB ACCOUNTS PITTSBURGH PA							12.60%
MID ATLANTIC TRUST COMPANY FBO INDOTRONIX INTL CORP 401(K) PROFIT PITTSBURGH PA					14.44%
MID ATLANTIC TRUST COMPANY FBO INTHOUGHT RESEARCH LLC 401(K) PROF PITTSBURGH PA				8.18%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.49%							59.46%
PERSHING LLC JERSEY CITY NJ		7.53%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.40%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		7.92%
RELIANCE TRUST COMPANY FBO CORBINS ELECT ATLANTA GA							27.55%
RELIANCE TRUST COMPANY FBO HOUSTON HARBAUGH ATLANTA GA							7.36%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA				5.04%
C/O FASCORE SHELDON COMM VOLUNTEER FIRE DEPT GREENWOOD VLG CO				12.73%
STANDARD INSURANCE COMPANY PORTLAND OR						75.34%	16.59%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				20.97%		6.26%	11.31%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		6.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.65%	14.44%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
INTERNATIONAL OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			20.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			5.62%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					7.65%			13.75%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	71.46%	10.20%							66.54%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									5.38%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				31.47%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				21.29%	5.08%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					6.06%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						13.21%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		9.55%	18.16%		16.03%	32.51%	29.38%	39.68%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPAT- ING RETIREMT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCTING COLUMBUS OH						11.09%
PERSHING LLC JERSEY CITY NJ		11.50%	12.84%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL JPS HEALTH NETWORK 403(B) PLAN FORT WORTH TX						5.29%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		19.29%	12.84%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							6.53%
STANDARD INSURANCE COMPANY PORTLAND OR								9.26%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				24.76%	20.09%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							12.00%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			9.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		13.68%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									18.23%
INTERNATIONAL VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			32.63%
ASCENSUS TRUST COMPANY FBO ALAN OPTICAL LTD 401(K) PLAN FARGO ND					6.07%
ASCENSUS TRUST COMPANY FBO ERIN KUMMER INC 401K PLAN FARGO ND				7.08%
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA									28.05%
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA							43.03%
ATTN MUTUAL FUND OPS MAC & CO PITTSBURGH PA									9.11%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	22.18%							16.17%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				63.42%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA				17.73%	8.40%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	35.50%								13.54%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT								39.13%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY									32.20%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.82%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						24.94%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					34.32%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	14.37%	11.89%	33.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ									7.46%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		7.69%						21.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENF OF OUR CUST JERSEY CITY NJ							21.75%
PERSHING LLC JERSEY CITY NJ	5.84%	21.73%	20.48%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL SPRINGFIELD CLINIC LLP 401(K) SPRINGFIELD IL						68.96%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.61%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		7.03%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					44.89%
SEI PRIVATE TRUST COMPANY C/O FNZ OAKS PA								6.93%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.15%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		5.79%
WELLS FARGO BANK NA FBO SHEARMAN & STERLING CITIBANK MINNEAPOLIS MN							27.81%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		13.16%
MIDCAP FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								19.11%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA						17.47%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				7.75%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA							7.15%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	52.15%	10.89%							75.28%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				17.92%
ING CORE MARKET RETIREMENT PLANS TRUSTEE ING NATIONAL TRUST BRAINTREE MA								6.10%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						7.04%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY									9.89%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				6.89%	7.26%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						11.76%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.65%	9.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.16%	5.13%			15.08%	32.50%	31.96%
PERSHING LLC JERSEY CITY NJ		7.37%	5.19%					9.53%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL CHILDREN'S HOSPITAL LOS ANGELES LOS ANGELES CA						6.61%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL CITY OF BERKELEY BERKELEY CA				7.18%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	6.50%	26.67%	21.54%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					11.83%
STATE OF SOUTH CAROLINA TRUSTEE FBO STATE OF SOUTH CAROLINA 401K C/O FASCORE LLC GREENWOOD VLG CO							10.98%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			7.97%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.51%	19.13%	38.84%
MIDCAP VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			5.52%
ASCENSUS TRUST COMPANY FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY FARGO ND						38.50%
ASCENSUS TRUST COMPANY FBO HOROVITZ, RUDOY & ROTEMAN PROFIT FARGO ND				25.77%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	72.28%	33.17%							94.71%
FIIOC FBO MAN-DELL FOOD STORES INC PSP COVINGTON KY					6.47%
FIIOC FBO NEYENESCH PRINTERS INC 401K PROFIT SHARING PLAN COVINGTON KY						46.22%
FIIOC FBO SEGAL MCCAMBRIDGE SINGER & MAHONEY LTD 401K PROFIT SHARING COVINGTON KY								7.56%
FIIOC FBO TRUE PUBLIC RELATIONS INC 401(K) PROFIT SHARING PLAN COVINGTON KY						9.30%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				26.40%	53.82%
[NAME REDACTED] VILLANOVA PA			18.91%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
LINCOLN RETIREMENT SERVICES COMPANY FBO ALLIED SERVICES 401(K) PLAN FORT WAYNE IN								35.50%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.22%	7.51%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				11.68%	7.18%
MATRIX AS TTEE FBO SHEET METAL WORKERS UNION LCL PHOENIX AZ								11.36%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					8.14%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			19.51%					22.61%
PERSHING LLC JERSEY CITY NJ		8.86%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL PRUDENTIAL SMARTSOLUTION IRA HARTFORD CT								9.48%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.81%	17.22%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				16.53%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA					10.12%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			5.47%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		17.68%	7.83%
MODERATE ALLOCATION FUND
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND					5.58%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA									41.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	33.74%	6.93%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					29.09%	23.03%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						72.27%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				79.13%	57.04%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.86%	9.08%	9.70%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			27.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	11.89%		12.18%						35.35%
PERSHING LLC JERSEY CITY NJ	5.70%	10.58%	8.57%						22.78%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.43%	17.38%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA				5.99%	5.40%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.27%	12.43%	6.26%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MULTI-ASSET INCOME FUND
ASCENSUS TRUST COMPANY FBO AEGIS IMAGING RETIREMENT PLAN FARGO ND				7.67%
CAPITAL BANK & TRUST CO FBO C/O FASCORE LLC PEARCE SERVICES LLC 401 PSP GREENWOOD VLG CO					13.30%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								7.60%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	40.36%	10.37%							93.24%
FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN COVINGTON KY					9.51%
FIIOC FBO DELAWARE NATIONAL BANK OF DELHI EMPLOYEE RETIREMENT PLAN COVINGTON KY						15.07%
FIIOC FBO NITA 401K COVINGTON KY					7.90%
FIIOC LUXCO INC IRC 401A PROFIT SHARING PLAN FOR ITS TEAMSTERS COVINGTON KY								11.86%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								9.56%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							38.99%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					26.61%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						45.38%
T CRESCENT FAMILY PRACTICE 401K PSP C/O FASCORE LLC GREENWOOD VLG CO				6.71%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.51%		12.77%	6.24%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PRIME INTERIOR CONTRACTORS INC DENVER CO				5.18%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. FLUSHING COMMUNITY SCHOOLS 403(B) DENVER CO				8.66%
MATRIX TRUST COMPANY CUST FBO CAJUN CUTTERS INC DENVER CO				20.06%
MATRIX TRUST COMPANY CUST FBO LIGHT OF LIFE MINISTRIES INC SAVIN DENVER CO				7.69%
MID ATLANTIC TRUST COMPANY FBO MARSHALL BUILDING PRODUCTS INC 401 PITTSBURGH PA							5.34%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		6.02%	7.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.42%	6.22%	12.58%			39.32%		12.20%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH							52.48%
PERSHING LLC JERSEY CITY NJ	5.12%	9.06%	10.64%					10.17%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			31.90%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		15.41%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					25.29%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			6.83%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			5.90%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								36.22%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.27%	23.07%	10.75%
MUNICIPAL OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.00%
[NAME REDACTED] MAPLEWOOD MN								5.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA								5.49%	28.88%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	52.76%	12.02%						5.77%	63.05%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		8.86%	11.32%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	8.55%		6.69%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.27%	5.91%	7.20%						6.83%
PERSHING LLC ERSEY CITY NJ		9.34%	37.29%					6.79%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.17%	7.04%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		5.54%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.88%	27.47%	8.43%					5.12%
MUNICIPAL SHORT DURATION FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA			7.48%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	75.78%	49.04%							99.17%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.67%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ		25.82%	70.85%
PERSHING LLC JERSEY CITY NJ		14.14%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN	7.52%
QUALITY VALUE FUND
ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K FARGO ND				8.14%
ASCENSUS TRUST COMPANY FBO SAM 401(K) PLAN FARGO ND							58.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								6.62%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	45.09%	5.51%							97.77%
FILARSKY & WATT LLP RETIREMENTTRUST PROFIT SHARING PLAN FBO MANHATTAN BCH CA				5.64%
FBO TRITEC COMPANIES 401K C/O FASCORE LLC GREENWOOD VILLAGE CO					16.30%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				20.51%	75.20%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		15.45%	15.64%
MID ATLANTIC TRUST COMPANY FBO ASPEN ELECTRIC, INC. 401(K) PSP PITTSBURGH PA						12.19%
MID ATLANTIC TRUST COMPANY FBO FIXED HVAC SERVICES LLC 401(K) PRO PITTSBURGH PA							16.14%
MID ATLANTIC TRUST COMPANY FBO WEGMAN BROS INC 401(K) PROFIT SHAR PITTSBURGH PA				13.75%
MID ATLANTIC TRUST COMPANY FBO WILSHIRE ENTERPRISES 401(K) PROFIT PITTSBURGH PA						54.50%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ								11.19%
NATIONWIDE TRUST COMPANY FSB COLUMBUS OH							24.91%
PERSHING LLC JERSEY CITY NJ		11.40%	12.94%			32.44%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.16%	12.12%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA				12.85%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		10.22%	6.31%
WASHINCO MILWAUKEE WI								76.44%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		6.51%	26.95%
SHORT DURATION FUND
ASCENSUS TRUST COMPANY FBO FRANCISCO ENTERPRISES INC 401K PLA FARGO ND				9.50%
C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY OAKS PA								18.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								22.18%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							99.26%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	55.76%	7.50%							95.91%
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K P FARGO ND				43.23%
[NAME REDACTED] CLAFLIN KS					36.11%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.18%	12.33%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. NORTH AMERICAN BAPTIST CONF. 403(B) DENVER CO				5.43%
MATRIX TRUST COMPANY CUST FBO ESSDACK CONSORTIUM 403B/RET PLAN PHOENIX AZ						71.49%
MATRIX TRUST COMPANY CUST FBO HUTCHINSON SCHOOL DISTRICT 403(B) RETIREMENT PLAN PHOENIX AZ						6.28%
MATRIX TRUST COMPANY TRUSTEE FBO DOUGLAS EDEN PHILLIPS DERUYTER & STANYER PS 401K/PSP PHOENIX AZ						5.29%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			17.02%			6.62%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		17.13%	11.75%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		15.53%	12.94%					48.59%
PERSHING LLC JERSEY CITY NJ		5.63%			28.90%			5.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.03%	7.40%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				18.84%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			8.80%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.50%	22.82%	17.01%
[NAME REDACTED] CLAFLIN KS					28.05%
SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					28.29%	5.42%		16.76%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.96%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					10.06%
IBEW/NECA						37.59%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							20.57%
LINCOLN RETIREMENT SERVICES COMPANY FBO BLANCHARD VALLEY HTH SYS 403B FORT WAYNE IN							6.70%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.41%	5.68%
MID ATLANTIC TRUST COMPANY FBO AMERICAN TRUST RETIREMENT PITTSBURGH PA							19.39%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			43.05%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.15%	9.62%	6.50%		6.25%		31.55%	48.95%
PERSHING LLC JERSEY CITY NJ		18.44%	18.89%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL AUSTIN BANK EMPLOYEE'S JACKSONVILLE TX				35.53%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.05%	7.78%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		7.57%
FBO PHILLIPS PRATT & MCFARLAND PSC C/O FASCORE LLC GREENWOOD VILLAGE CO				8.42%
SEI PRIVATE TRUST COMPANY C/O FIRST HORIZON OAKS PA								11.95%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				7.03%	21.10%
T ROWE PRICE RETIREMENT PLAN SVCS FBO RETIRE- MENT PLAN CLIENTS OWINGS MILLS MD						35.16%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		15.58%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		6.20%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									89.18%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
SMALL CAP VALUE FUND
ASCENSUS TRUST COMPANY FBO MY PLASTIC SURGERY GROUP-SANDO & A FARGO ND				25.45%
ASCENSUS TRUST COMPANY FBO 401(K) PLAN ASCENSUS TRUST COMPANY FARGO ND				11.64%
[NAME REDACTED] SAN LEANDRO CA				7.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.49%							17.58%
FBO C/O FASCORE COYLE AND CO GRAPHICS INC 401K PSP GREENWOOD VLG CO					75.36%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	27.66%	5.58%							11.63%
FIIOC FBO BOTTOMLINE TECHNOLOGIES 401K PLAN COVINGTON KY						98.75%
FIIOC FBO ENERGY CONTROL LLC RHD MECHANICAL 401K PS PLAN COVINGTON KY				6.27%
FIIOC FBO P.C. MECHANICAL INC. 401K PS PLAN COVINGTON KY				17.38%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									41.07%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									19.66%
FBO C/O FASCORE FURNITURE GALLERIES INC 401K PLAN GREENWOOD VLG CO				8.95%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.70%	8.16%	35.30%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SOUTH COLONIE CSD 403(B) PLAN DENVER CO					8.34%
MATRIX TRUST COMPANY AS AGENT FOR BELL BANK GENEVA CAPITAL LLC 401(K) PLAN MOORHEAD MN							5.18%
MATRIX TRUST COMPANY AS AGENT FOR BELL BANK GPK PRODUCTS INC CASH OR DEFERRED PROFIT SHARING TRUST MOORHEAD MN							7.47%
MATRIX TRUST COMPANY AS AGENT FOR BELL BANK OPEN DOOR CENTER 401(K) PROFIT SHARING PLAN MOORHEAD MN							5.46%
MATRIX TRUST COMPANY AS AGENT FOR BELL BANK STATE BANKSHARES 401(K) PROFIT SHARING PLAN MOORHEAD MN							22.83%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.28%		36.93%					72.37%	5.64%
PERSHING LLC JERSEY CITY NJ	6.63%	16.11%						25.67%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		17.73%	7.49%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		12.70%	12.83%
SMALL COMPANY FUND
BERKES CRANE ROBINSON & SEL LLP TTE C/O FASCORE LLC BERKES CRANE ROBINSON & SEL LLP GREENWOOD VLG CO							28.32%
C/O ICMA RETIREMENT CORPORATION CITY OF MANCHESTER WASHINGTON DC						12.43%
CAPITAL BANK & TRUST COMPANY TTEE F TRABON COMPANIES 401K GREENWOOD VLG CO						8.43%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					5.94%	22.06%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.45%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					17.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	64.18%	21.15%							82.47%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									6.58%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT					6.09%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				63.40%	51.21%
LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS FT WASHINGTON PA								61.86%
LINCOLN RETIREMENT SERVICES COMPANY FBO BSNC 401(K) PLAN FORT WAYNE IN						14.79%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.93%	9.59%
MATRIX TRUST COMPANY CUST FBO NKSFB LLC 401(K) PROFIT SHARING PL PHOENIX AZ						19.83%
MG TRUST CO CUST FBO JACKSON RENFRO & ASSOCIATES PROFIT DENVER CO						9.42%
MID ATLANTIC TRUST COMPANY FBO SHERWOOD INDUSTRIES, INC. RETIREME PITTSBURGH PA						5.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			39.80%				53.10%	17.96%
PERSHING LLC JERSEY CITY NJ		13.75%	5.27%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.18%	6.91%
SAXON & CO. CLEVELAND OH								8.63%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.33%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			21.47%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									6.40%
STRATEGIC INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			20.55%
ASCENSUS TRUST COMPANY FBO C ANTHONY PHIL- LIPS ACCOUNTANCY FARGO ND				8.89%
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA							11.86%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	5.22%					11.28%		31.33%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					31.27%		12.69%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	32.07%								42.70%
FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN COVINGTON KY					30.01%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					11.59%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA									6.88%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA									9.03%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						38.47%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.64%	9.24%	12.80%		9.40%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN						15.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	23.59%	10.64%	17.19%			13.65%	19.64%	18.76%	16.03%
NATIONWIDE TRUST COMPANY FSB COLUMBUS OH						10.14%
PERSHING LLC JERSEY CITY NJ	9.39%	8.93%	10.77%					27.00%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		16.15%	8.90%
SAXON & CO. FBO CLEVELAND OH								7.02%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					10.13%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				50.26%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE								11.28%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							23.32%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			10.68%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							12.05%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.32%	34.06%	7.91%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									18.35%
SUSTAINABLE MUNICIPAL BOND FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	83.91%	32.80%							98.64%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		13.80%	23.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		26.60%	54.39%
PERSHING LLC JERSEY CITY NJ		22.99%	15.99%
TOTAL RETURN BOND FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.64%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA									8.82%
C/O ICMA RETIREMENT CORPORATION CITY OF MANCHESTER WASHINGTON DC						67.19%
CAPITAL BANK & TRUST CO TRUSTEE FBO BURDG DUNHAM & ASSOC CONST CORP PS C/O FASCORE LLC GREENWOOD VLG CO				8.57%
CAPITAL BANK & TRUST COMPANY TTEE F LG EVER- IST INC 40K PLAN GREENWOOD VLG CO					16.70%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								60.97%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	83.23%	30.25%							78.87%
GOVERNMENT OF GUAM BOARD AS TRUSTEE C/O FASCORE LLC FBO GOVERNMENT OF GUAM DCP GREENWOOD VLG CO							9.94%
GOVERNMENT OF GUAM BOARD AS TTEE FB C/O FASCORE LLC GOVERNMENT OF GUAM GREENWOOD VLG CO							36.80%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 401K RETIREMENT SAVINGS GREENWOOD VLG CO							6.30%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT						7.04%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						15.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				45.46%	27.53%
FBO MACKIE SHEA DURNING PC 401K PSP C/O FASCORE LLC GREENWOOD VILLAGE CO					6.20%
MATRIX TRUST COMPANY CUST FBO SPOKANE SEED COMPANY 401(K) PSP DENVER CO						9.44%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			15.20%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			13.66%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			5.88%				16.28%	25.58%
PERSHING LLC JERSEY CITY NJ		5.48%	8.65%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		25.40%	38.33%
SEI PRIVATE TRUST COMPANY C/O FNZ OAKS PA									5.73%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIRE- MENT PLAN CLIENTS OWINGS MILLS MD					19.00%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		5.36%
WORLD BOND FUND
AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST INDIANAPOLIS IN					78.35%
ASCENSUS TRUST COMPANY FBO SIERRA ENERGY MANAGEMENT - COMPANY FARGO ND				8.90%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					5.20%		7.51%	24.21%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA				16.30%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	68.06%	11.40%							83.54%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						13.82%
LINCOLN RETIREMENT SERVICES COMPANY FBO CVHP RETIREMENT PLAN FORT WAYNE IN							6.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		11.62%	8.07%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF PIMA FEDERAL CREDIT UN DENVER CO						18.29%

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS R6	CLASS Y	CLASS F
MATRIX TRUST COMPANY CUST FOR SIMS GROUP USA HOLDINGS CORPORATIO PHOENIX AZ						6.72%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.82%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		9.79%	14.02%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		10.91%	15.84%	31.02%		41.71%	35.98%	48.18%
PERSHING LLC JERSEY CITY NJ		6.70%	21.20%					13.84%	5.29%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.97%	10.31%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	6.65%							8.31%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			5.96%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		26.33%
*
May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.
MFSAI_03012022

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD FUNDS
This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus, as may be amended, restated or supplemented from time to time, of the series of The Hartford Mutual Funds II, Inc. (the “Company”) in the chart below (each a “Fund” and collectively, the “Funds”). The Company is an open-end management investment company currently consisting of fourteen separate series. This SAI relates only to the Funds.
THE HARTFORD MUTUAL FUNDS II, INC.
	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y	Class F
Hartford Schroders China A Fund	HSHAX	HSHCX	HSHIX	HSHRX	—	—	—	HSHYX	HSHFX
Hartford Schroders Diversified Emerging Markets Fund	HSXAX	HSXCX	HSXIX	HSDEX	—	—	—	HSXYX	HSXFX
Hartford Schroders Emerging Markets Equity Fund	SEMVX	HHHCX	SEMNX	SEMTX	HHHRX	HHHSX	HHHTX	HHHYX	HHHFX
Hartford Schroders Emerging Markets Multi- Sector Bond Fund	SMSVX	HFZCX	SMSNX	SMSRX	HFZRX	HFZSX	HFZTX	HFZYX	HFZFX
Hartford Schroders International Multi-Cap Value Fund	SIDVX	HFYCX	SIDNX	SIDRX	HFYRX	HFYSX	HFYTX	HFYYX	HFYFX
Hartford Schroders International Stock Fund	SCVEX	HSWCX	SCIEX	SCIJX	HSWRX	HSWSX	HSWTX	HSWYX	HSWFX
Hartford Schroders Securitized Income Fund	HITAX	HITCX	HITIX	HITSX	—	—	—	HITYX	HITFX
Hartford Schroders Sustainable Core Bond Fund	—	—	HSAEX	SCBRX	HSACX	HSSBX	HSADX	SCBIX	HSSFX
Hartford Schroders Tax- Aware Bond Fund	STWVX	HFKCX	STWTX	HFKVX	—	—	—	HFKYX	HFKFX
Hartford Schroders US MidCap Opportunities Fund	SMDVX	HFDCX	SMDIX	SMDRX	HFDRX	HFDSX	HFDTX	HFDYX	HFDFX
Hartford Schroders US Small Cap Opportunities Fund	SCUVX	HOOCX	SCUIX	SCURX	HOORX	HOOSX	HOOTX	HOOYX	HOOFX
The Funds’ prospectus is incorporated by reference into this SAI. This SAI is incorporated by reference in its entirety into the prospectus. The audited financial statements and the notes thereto for each of Hartford Schroders China A Fund, Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund, and Hartford Schroders US Small Cap Opportunities Fund, which are included in the Annual Report to shareholders for each of these Funds dated October 31, 2021 (“Hartford Schroders Funds’ Annual Report”), are incorporated into this SAI by reference. No other portions of the audited financials are incorporated by reference herein. The Hartford Schroders Funds’ Annual Report was filed with the U.S. Securities and Exchange Commission (“SEC”) and is available at https://www.sec.gov/Archives/edgar/data/49905/000119312522003493/d246340dncsr.htm . The audited financial statements and the notes thereto for Hartford Schroders Sustainable Core Bond Fund's predecessor fund, which is included in the Annual Report to shareholders for Hartford Schroders Sustainable Core Bond Fund's predecessor fund dated October 31, 2021 (“Core Bond Fund’s Annual Report”), are incorporated into this SAI by reference. No other portions of the audited financials are incorporated by reference herein. The Core Bond Fund’s Annual Report was filed with the SEC and is available at https://www.sec.gov/Archives/edgar/data/0000908802/000113542822000016/schroder-ncsr.htm . A free copy of the Hartford Schroders Funds’ Annual

Report, the Core Bond Fund’s Annual Report, and the Funds’ prospectus is available on the Funds’ website at hartfordfunds.com; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Date of Prospectuses: March 1, 2022, as may be amended, restated or supplemented from time to time
Date of Statement of Additional Information: March 1, 2022

GENERAL INFORMATION
This SAI relates to all of the funds (each a “Fund” and collectively, the “Funds”) listed on the front cover page. Each Fund is a series of the Company. The Company was organized as a Maryland corporation on March 23, 2001. Each Fund is offered through a prospectus relating to one or more Funds and their classes. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund (subject to the liabilities belonging to the class). This SAI relates to Class A, C, I, SDR, R3, R4, R5, Y and F shares. Each Fund offers the classes set forth in the table on the cover page next to its name.
Each of the Funds, except for the Hartford Schroders China A Fund (“China A Fund”), Hartford Schroders Diversified Emerging Markets Fund (“Diversified Emerging Markets Fund”) and Hartford Schroders Securitized Income Fund (“Securitized Income Fund”), are the successors in interest to certain funds that were included as series of another investment company and that were advised by the Funds’ sub-adviser (the “Predecessor Funds”). With respect to each Fund, except China A Fund, Diversified Emerging Markets Fund, and Securitized Income Fund, the chart below sets forth the Fund's Predecessor Fund, the inception date of the Predecessor Fund, the shareholder meeting date and the reorganization date.
Fund*	Predecessor Fund	Inception Date	Predecessor Fund Shareholder Meeting Date	Reorganization Date
Hartford Schroders Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	Schroder Emerging Market Equity Fund	March 31, 2006	October 11, 2016 and adjourned to October 13, 2016	Before the opening of business on October 24, 2016
Hartford Schroders Emerging Markets Multi- Sector Bond Fund (“Emerging Markets Multi- Sector Bond Fund”)	Schroder Emerging Markets Multi-Sector Bond Fund	June 25, 2013	October 11, 2016 and adjourned to October 13, 2016	Before the opening of business on October 24, 2016
Hartford Schroders International Multi-Cap Value Fund (“International Multi-Cap Value Fund”)	Schroder International Multi-Cap Value Fund	August 30, 2006	October 11, 2016 and adjourned to October 13, 2016	Before the opening of business on October 24, 2016
Hartford Schroders International Stock Fund (“International Stock Fund”)	Schroder International Alpha Fund	December 19, 1985	October 11, 2016 and adjourned to October 13, 2016	Before the opening of business on October 24, 2016
Hartford Schroders Sustainable Core Bond Fund (“Sustainable Core Bond Fund”)**	Schroder Core Bond Fund	January 31, 2018	October 28, 2021 and adjourned to November 3, 2021	After the close of business on November 12, 2021
Hartford Schroders Tax- Aware Bond Fund (“Tax- Aware Bond Fund”)	Schroder Broad Tax-Aware Value Bond Fund	October 3, 2011***	October 11, 2016 and adjourned to October 13, 2016	Before the opening of business on October 24, 2016
Hartford Schroders US MidCap Opportunities Fund (“US MidCap Opportunities Fund”)	Schroder U.S. Small and Mid Cap Opportunities Fund	March 31, 2006	October 11, 2016 and adjourned to October 13, 2016,	Before the opening of business on October 24, 2016
Hartford Schroders US Small Cap Opportunities Fund (“US Small Cap Opportunities Fund”)	Schroder U.S. Opportunities Fund	August 6, 1993	October 11, 2016 and adjourned to October 13, 2016,	Before the opening of business on October 24, 2016
* Each Fund succeeded to the accounting and performance histories of the corresponding Predecessor Fund.
** Information included in this SAI for periods prior to November 15, 2021 for the Sustainable Core Bond Fund is that of its corresponding Predecessor Fund.
*** STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II, merged into the fund on June 24, 2013. The inception date above is of the STW Broad Tax-Aware Value Bond Fund.
International Stock Fund and US Small Cap Opportunities Fund were previously organized as series of Schroder Capital Funds (Delaware), a Delaware Statutory Trust, and Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, Sustainable Core Bond Fund, Tax-Aware Bond Fund, and US MidCap Opportunities Fund were previously organized as series of Schroder Series Trust, a Massachusetts business trust.
The inception date of China A Fund is March 31, 2020. The inception date of Diversified Emerging Markets Fund is September 30, 2021. The inception date of Securitized Income Fund is February 28, 2019.
4

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Schroder Investment Management North America Inc. (“SIMNA”) is a sub-adviser to each Fund and Schroder Investment Management North America Ltd. (“SIMNA Ltd.” and together with “SIMNA,” the “sub-advisers”) is a sub-sub-adviser to the China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, and Tax-Aware Bond Fund.
HFMC also serves as the investment manager to the other series of The Hartford Mutual Funds II, Inc., which are not included in this SAI, and the series of The Hartford Mutual Funds, Inc., Hartford Funds Exchange-Traded Trust, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.
Investments in the Funds are not:
•
Deposits or obligations of any bank;
•
Guaranteed or endorsed by any bank; or
•
Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
The prospectus and SAI do not purport to create any contractual obligations between the Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and principal investment strategies of each Fund are described in the Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.
A.
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectus and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).
Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.
Each Fund:
1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
2. (a) (except Securitized Income Fund) will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
(b) Securitized Income Fund will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; except that the Securitized Income Fund will concentrate in mortgage-backed securities, which shall include all types of agency and non-agency mortgage-backed securities;
3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;
5. will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and
6. will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI.
B.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
5

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the Company (the “Board”) without shareholder approval.
Each Fund may not:
1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.
2. Purchase securities on margin except to the extent permitted by applicable law.
3. Purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.
4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.
5. Invest more than 15% of its net assets in illiquid investments as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.
C.
NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS
Each Fund must:
1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and
(b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.
D.
CLASSIFICATION
Each Fund, except China A Fund and Emerging Markets Multi-Sector Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Each of China A Fund and Emerging Markets Multi-Sector Bond Fund has elected to be classified as a non-diversified series of an open-end management investment company, which means that the Fund is not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although the Fund must meet the tax-related diversification requirements set forth in Section C above.
A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.
E.
ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS
The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.
Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.
With respect to investment restriction A.2, the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities
6

issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies. In addition, for purposes of the Securitized Income Fund’s concentration policy set forth in investment restriction A.2(b), (i) all types of mortgage-backed securities (i.e., agency and non-agency) shall be considered a single industry; and (ii) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities that are not mortgage-backed securities shall not be considered part of any industry.
With respect to investment restriction A.5, the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.
With respect to investment restriction A.6, although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.
F.
CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS
The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. A sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.
As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
HFMC has elected to claim an exclusion from the definition of CPO with respect to each Fund. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).
Each Fund may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.
INVESTMENT RISKS
The following supplements the information contained in the prospectus concerning the investment objective and policies of the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see the Funds’ prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the table below as making
7

each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the prospectus or under “Fundamental Investment Restrictions of the Funds” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.
	China A	Diversified Emerging Markets	Emerging Markets Equity	Emerging Markets Multi-Sector Bond	International Multi- Cap Value	International Stock	Securitized Income	Sustainable Core Bond	Tax-Aware Bond	US MidCap Opportunities	US Small Cap Opportunities
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities Risk				X		X	X	X	X
Collateralized Debt Obliga- tions (CDOs) Risk				X		X	X	X	X
Asset Segregation Risk	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk							X	X
Borrowing Risk	X	X	X	X	X	X	X	X	X	X	X
Call Risk				X			X	X	X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Contingent Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X
Synthetic Convertibles Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities Risk				X			X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X	X	X
Options Contracts Risk	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes Risk	X		X				X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swap- tions Risk		X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments Risk							X	X
Hybrid Instruments Risk	X			X			X	X
Credit-Linked Securities Risk				X			X	X
Indexed Securities and Structured Notes Risk				X			X	X	X
Event-Linked Bonds Risk				X			X	X
Foreign Currency Transactions Risk	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X
Additional Risk Factors and Considerations of OTC Transactions	X	X	X	X	X	X	X	X	X	X	X
Dollar Rolls Risk		X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X		X	X	X	X		X	X
Special Purpose Acquisition Companies Risk	X	X	X		X	X	X	X		X	X
ESG Integration Risk	X		X	X	X	X	X		X	X	X
Exchange-Traded Funds (ETFs) Risk	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs) Risk	X	X	X	X	X	X	X	X	X	X	X
Event Risk		X	X	X	X	X	X	X	X	X	X
8

	China A	Diversified Emerging Markets	Emerging Markets Equity	Emerging Markets Multi-Sector Bond	International Multi- Cap Value	International Stock	Securitized Income	Sustainable Core Bond	Tax-Aware Bond	US MidCap Opportunities	US Small Cap Opportunities
Fixed Income Securities Risk			X	X	X	X	X	X	X	X	X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X
Principal Exchange Rate Linked Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Performance Indexed Paper Risk	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments (“Junk Bonds”) Risk			X	X	X	X	X	X	X	X	X
Distressed Securities Risk						X	X	X	X
Illiquid Investments Risk	X	X	X	X	X	X	X	X	X	X	X
Inflation Risk				X			X	X	X	X	X
Inflation Protected Debt Securi- ties Risk				X		X	X	X	X
Initial Public Offerings (“IPO”) Risk	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk				X			X	X	X	X	X
Interfund Lending Program Risk	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk							X	X	X
Investment Grade Securities Risk				X		X	X	X	X	X	X
Investments in Emerging Market Securities Risk	X	X	X	X	X	X	X	X	X
Sukuk Risk		X	X	X	X	X	X	X	X
Large Cap Securities Risk	X	X	X		X	X		X		X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities Risk	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations Risk				X			X	X	X
Floating Rate Loans Risk				X			X	X	X
Loan Participations Risk				X			X	X	X
Senior Loans Risk				X			X	X	X
Unsecured Loans Risk				X			X	X	X
Delayed Settlement Risk				X			X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”) Risk					X	X		X	X	X	X
Mid Cap Securities Risk	X	X	X		X	X	X	X		X	X
Money Market Instruments and Temporary Investment Strate- gies	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities Risk				X	X	X	X	X	X	X	X
Municipal Securities Risk							X	X	X
New Fund Risk	X	X					X	X
Non-Diversification Risk	X			X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs) Risk	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk		X	X		X			X
P-Notes Risk	X	X	X	X	X	X		X
9

	China A	Diversified Emerging Markets	Emerging Markets Equity	Emerging Markets Multi-Sector Bond	International Multi- Cap Value	International Stock	Securitized Income	Sustainable Core Bond	Tax-Aware Bond	US MidCap Opportunities	US Small Cap Opportunities
Real Estate Investment Trusts (“REITs”) Risk	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk	X	X	X	X	X	X
Investments in Central and South America Risk		X	X	X	X	X		X
Investments in Europe Risk		X	X	X	X	X		X
Investments in Asia Risk	X	X	X	X	X	X		X
Investments in China Risk	X	X	X	X	X	X	X	X	X
Investments in Russia Risk		X	X	X	X	X		X
Repurchase and Reverse Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sec- tor Risk	X	X	X	X	X	X	X	X	X	X	X
Communication Services Sec- tor Risk	X	X	X	X	X	X	X	X	X	X	X
Health Care Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Information Technology Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Utilities Sector Risk	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts Risk	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk							X	X
Small Capitalization Securities Risk	X	X	X		X	X	X	X		X	X
Sovereign Debt Risk			X	X	X	X	X	X	X	X	X
Structured Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Sustainable Investing Risk		X						X
Taxable Income Risk									X
To Be Announced (TBA) Transac- tions Risk	X	X	X	X	X	X	X	X	X
Short Sales of TBA Invest- ments Risk							X	X	X
Use as an Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X			X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities Risk				X		X	X	X	X
ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.
ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs and may increase an investor’s tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
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ASSET-BACKED SECURITIES RISK. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.
Collateralized Debt Obligations (CDOs) Risk. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (“SPE”) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid investments and subject to Rule 22e-4’s restrictions on investments in illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed
11

securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
ASSET SEGREGATION RISK. To the extent required by the current SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. See "Recent SEC Regulatory Change" herein.
BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation Risk” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the current rules and SEC interpretations thereunder. As discussed in "Risk Factors in Derivative Instruments" below, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein.
BORROWING RISK. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.
Each Fund participates in a 364-day committed line of credit pursuant to a credit agreement and may borrow under the line of credit for temporary or emergency purposes.
CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.
COMMODITIES REGULATORY RISK. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. The CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and
12

amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. To the extent these contracts are traded, the sub-advisers will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for an applicable Fund prior to the applicable compliance date. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives.
CONVERTIBLE SECURITIES RISK. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
Contingent Convertibles Risk. Contingent convertible securities (also known as contingent capital securities or CoCos) (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk – CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Subordinated instruments – CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as a Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market value will fluctuate based on unpredictable factors – The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Synthetic Convertibles Risk. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter (“OTC”) derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its
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investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty. OTC derivatives may not offer a Fund the same level of protection as exchange traded derivatives.
CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. A U.S. credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments. While it is impossible to predict the consequences of such an event, a default by the U.S. or credit downgrade could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Periods of market volatility may increase credit risk.
CREDIT RISK TRANSFER SECURITIES RISK. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities (“MBS”) to the owner of the CRT securities. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including: interest rates, inflation, changes in balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. For example, the Chinese government heavily regulates the domestic exchange of foreign currencies and renminbi ("RMB") exchange rates in China, which may adversely affect the operations and financial results of a Fund’s investments in China. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Although offshore RMB (CNH) and onshore RMB (CNY) are the same currency, they trade at different rates. Any divergence between CNH and CNY may adversely impact investors. Under exceptional circumstances, payment of proceeds from underlying investments and/or dividend payments in RMB may be delayed due to the exchange controls and restrictions applicable to RMB. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund’s investments in that currency and any securities denominated in that currency. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.
CYBERSECURITY RISK. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Investment Manager,
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the sub-adviser(s), or the Funds' other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the Investment Manager, the sub-adviser(s), or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
The Investment Manager, the sub-adviser(s), and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Investment Manager, the sub-adviser(s), or their affiliates controls the cybersecurity systems of the Funds' third-party service providers (including the Funds' custodian), or those of the issuers of securities in which the Funds invest.
DEPOSITARY RECEIPTS RISK. A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Examples of depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Chinese Depositary Receipts (“CDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. Generally, CDRs, in registered from, are designed for use in the Chinese securities markets. CDRs may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.
DERIVATIVES RISK. A Fund may use instruments called derivatives or derivative investments. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.
Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.
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A Fund may use derivatives for various purposes, including for cash flow management, as part of its overall investment strategy, to seek to replicate the performance of a particular index, or to seek to enhance returns. The use of derivatives to seek to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.
Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
There can be no assurance that the use of hedging transactions will be effective. Each Fund is not required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on a sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If a sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.
Options Contracts Risk. An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time, or to receive a cash settlement payment. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). A Fund may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on a sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. The sections below describe certain types of options and related techniques that a Fund may use.
Call Options – A call option gives the holder the right to purchase the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.
A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price, or to make a cash settlement payment, if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to
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acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.
A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.
Put Options – A put option gives the holder the right to sell the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.
A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.
A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.
Collars and Straddles – A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Options on Indices – A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.
Risks Associated with Options – There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.
The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of
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the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.
OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on a sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.
Additional Risk Associated with Options on Indices – The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.
Equity Linked Notes Risk. Investments in equity linked notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.
Futures Contracts and Options on Futures Contracts Risk. A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time, or to make a cash settlement payment. A Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.
No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.
An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
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The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.
Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.
A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.
Risks Associated with Futures and Futures Options – The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) a sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, under current regulatory requirements in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.
U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Additional Considerations of Commodity Futures Contracts – In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, pandemics, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
Other Considerations Related to Options and Futures Options – A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Swap Agreements and Swaptions Risk. A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.
A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and under current regulatory requirements, accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of
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the Federal Reserve System, members of the New York Stock Exchange or other entities determined by a sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.
A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.
Interest Rate Swaps, Caps, Floors and Collars – Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).
A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Commodity Swaps – A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.
Currency Swaps – A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). A Fund may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps – A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.
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A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).
A Fund may also invest in transactions on credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name CDS contract representing the relevant constituent.
A Fund may enter into a CDSI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.
The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that a Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDSI transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.
Total return swaps, asset swaps, inflation swaps and similar instruments – A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See "Inflation-Linked Instruments Risk" herein.
Swaptions – A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.
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Risks Associated with Swaps and Swaptions – Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If a sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.
If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms a sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.
Inflation-Linked Instruments Risk. A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the United Kingdom’s Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.
Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. Each Fund reserves the right to use the instruments discussed above and similar instruments that may be available in the future.
Hybrid Instruments Risk. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.
Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. Each Fund reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.
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Credit-Linked Securities Risk. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.
Indexed Securities and Structured Notes Risk. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.
Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.
Event-Linked Bonds Risk. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Risk Factors in Derivative Instruments” below.
Foreign Currency Transactions Risk. A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.
Forward Currency Contracts – A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price or to make a cash settlement payment on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.
A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by a sub-adviser.
In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.
A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.
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Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Forward Rate Agreements – A Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable. These instruments may be traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.
Currency Swaps, Options and Futures – In order to protect against currency fluctuations and for other investment purposes, a Fund may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions Risk – Currency Swaps,” “Options Contracts Risk,” and “Futures Contracts and Options on Futures Contracts Risk” herein.
Additional Risks Associated with Foreign Currency Transactions – It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if a sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund.
A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments Risk” below.
Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:
Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.
Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
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Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.
Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.
Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.
Short Position Risk – A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of a sub-adviser to use derivatives when it wishes to do so.
The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.
Recent SEC Regulatory Change - In late October 2020, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date on August 18, 2022, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, each Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a Fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether a Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Company's securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period in August 2022. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies. These new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Additional Risk Factors and Considerations of OTC Transactions. Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. Certain swaps traded in the OTC markets require exchange of variation margin payments between the parties, which can reduce but does not eliminate counterparty credit risk. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.
DOLLAR ROLLS RISK. A Fund may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities
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sold. However, a Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a Fund’s sub-adviser to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if a Fund uses dollar rolls while remaining substantially fully invested, the amount of a Fund’s assets that are subject to market risk would exceed such Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.
EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Special Purpose Acquisition Companies Risk – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
ESG INTEGRATION RISK. The ESG characteristics that may be evaluated as part of a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process varies across asset classes, sectors and strategies. With respect to a Fund that integrates ESG characteristics as part of the investment process, ESG characteristics are not the only factors that may be considered by the portfolio manager(s) and as a result, the companies (or issuers) in which a Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings. ESG characteristics may be evaluated differently by different portfolio manager(s) and may not carry the same meaning to all investors and portfolio manager(s). While the portfolio manager(s) believe that the integration of material ESG characteristics into a Fund’s investment process has the potential to identify financial risks and contribute to a Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EXCHANGE-TRADED FUNDS (ETFs) RISK. ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Please see “Other Investment Companies Risk” below.
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EXCHANGE-TRADED NOTES (ETNs) RISK. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
FIXED INCOME SECURITIES RISK. A Fund is permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).
FOREIGN INVESTMENTS RISK. A Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.
Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of a Fund’s investments. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries. Please see “Regional/Country Focus Risk” below, which sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Please see “Currency Risk” above.
Principal Exchange Rate Linked Securities Risk. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the
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U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper Risk. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.
There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020 and the American Rescue Plan Act of 2021 (the "Rescue Act") into law in March 2021. There can be no guarantee that the CARES Act, the Rescue Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
In addition, instability in the financial markets during and after the 2008-2009 financial downturn also led the U.S. Government and governments across the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser(s), as applicable, will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
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The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
HIGH YIELD INVESTMENTS (“JUNK BONDS”) RISK. Unless stated otherwise in a Fund’s prospectus, any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by a sub-adviser to be of comparable quality, is below investment grade.
Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix B to this SAI.
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.
Distressed Securities Risk. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.
ILLIQUID INVESTMENTS RISK. An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other
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investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.
Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.
If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
INFLATION RISK. A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund's investments may not keep pace with inflation, which would generally adversely affect the real value of Fund shareholders’ investment in a Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.
INFLATION PROTECTED DEBT SECURITIES RISK. A Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Inflation protected securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury, among some other issuers, issues inflation protected securities that accrue inflation into the principal value of the security and other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation protected securities exist which use an inflation index other than the CPI. Inflation protected securities issued by the U.S. Treasury, such as TIPS, have maturities of varying length.
Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
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Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INITIAL PUBLIC OFFERINGS (“IPO”) RISK. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
INTEREST RATE RISK. Interest rate risk is the risk that an investment held by a Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States are near historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions in which interest rates remain near historic lows and inflation has begun to increase. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are near historically low levels. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
INTERFUND LENDING PROGRAM RISK. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows each participating Fund to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) a Fund may not borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) a Fund may not lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
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A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.
A Fund may not lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets.
Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of March 1, 2022, each Fund does not engage in interfund lending.
INVERSE FLOATING RATE SECURITIES RISK. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.
Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.
INVESTMENT GRADE SECURITIES RISK. A Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by a sub-adviser) (see Appendix B to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by a sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.
INVESTMENTS IN EMERGING MARKET SECURITIES RISK. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to
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investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.
Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.
In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks. In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the
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Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the U.S. or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Please see “Regional/Country Focus Risk” below.
Sukuk Risk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.
Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.
Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.
No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.
The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.
While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.
LARGE CAP SECURITIES RISK. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of a Fund in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser(s). Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
LENDING PORTFOLIO SECURITIES RISK. A Fund may lend portfolio securities to broker-dealers and other institutions as a means of seeking to earn additional income. A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The borrower is also required to pay a Fund any dividends or distributions accruing on the loaned securities. Substitute payments for
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dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income. As of March 1, 2022, the securities lending program in which a Fund may participate generally does not restrict a security from being loaned based on the security’s anticipated dividend distributions, but the program may restrict lending of securities domiciled in certain non-US jurisdictions based on local law considerations.
A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may restrict securities or recall loaned securities. However, the Board has approved guidelines that define circumstances under which a Fund security should be restricted from lending so that its proxies can be voted. Therefore, a Fund’s right to restrict or recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser(s) may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that a Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets). These events could also trigger adverse tax consequences for a Fund.
LIBOR RISK. The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund, and the use of an alternative reference rate may adversely affect a Fund's performance. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
LIQUIDATION OF FUNDS RISK. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.
LOANS AND LOAN PARTICIPATIONS RISK. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of
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default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.
Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.
Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.
A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.
Floating Rate Loans Risk. A Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.
Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager and/or each sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. A sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.
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Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Prepayment Risk – Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.
Market Risk – Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. A Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread. Please see “Market Risk” below.
Material Non-Public Information – A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.
Regulatory Risk – To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.
Loan Participations Risk. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.
Senior Loans Risk. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus a sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser(s).
An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.
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No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although senior loans in which a Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include the invalidation of senior loans.
If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.
Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).
Unsecured Loans Risk. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.
Delayed Settlement Risk. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, pandemics, epidemics or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel
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coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. The fixed income markets at times have experienced periods of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have at times experienced reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also experienced heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased redemptions of Fund shares.
In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Fed to adjust the target federal funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a Fund. Political turmoil within the U.S. and abroad may also impact a Fund. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.
In addition, following the global financial crisis, the Fed attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. Although interest rates remain near historic lows, the Fed has taken steps in recent years to raise the federal funds rate and is expected to continue to do so in the near term. In addition, as part of its monetary stimulus program known as quantitative easing, the Fed purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fed discontinued purchasing securities through its quantitative easing program in 2014 and has since focused on reducing its holdings in such securities. To the extent that the Fed reduces its holdings in securities and raises the federal funds rate, there is a risk that interest rates across the financial industry will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities.
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MASTER LIMITED PARTNERSHIP (“MLP”) RISK. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.
MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser(s) subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. In addition, each Fund may invest some or all of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings. Each Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by liquidity fees and redemption gates under certain circumstances.
MORTGAGE-RELATED SECURITIES RISK. The mortgage-related securities in which a Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. A Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
In addition, legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of mortgage-related securities (e.g., the CARES Act or the Rescue Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure
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process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize mortgage-related securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize mortgage-related securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of mortgage-related securities collateralized by residential mortgage loans.
The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.
Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.
FNMA and FHLMC have entered into a joint initiative under the direction of the FHFA to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which generally aligns the characteristics of FNMA and FHLMC certificates. Uniform mortgage-backed securities are a recent innovation and the effect they may have on the market for mortgage-related securities is uncertain.
Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include CBOs and CLOs). A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.
CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect a Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.
Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. A Fund may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by
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various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
MUNICIPAL SECURITIES RISK. Municipal securities primarily include debt obligations that are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions) and agencies, authorities and instrumentalities, which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).
The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix B of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. However, the ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.
Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Furthermore, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak.
For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received
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from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.
Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.
In addition to these risks, investment in municipal securities is also subject to:
General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.
Tax-Exempt Status Risk – Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.
Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.
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NEW FUND RISK. A fund with a limited operating history may be subject to additional risks. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
NON-DIVERSIFICATION RISK. A non-diversified fund is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds' ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches. In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.
OTHER CAPITAL SECURITIES RISK. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.
OTHER INVESTMENT COMPANIES RISK. A Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.
Generally, under the 1940 Act, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. In some instances, a Fund may invest in an investment company in excess of these limits. For example, a Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in business development companies ("BDCs") in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if a Fund serves as an “underlying fund" to another Hartford Fund or an unaffiliated investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A BDC, which is a type of closed-end
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fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject a Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
QUANTITATIVE INVESTING RISK. A Fund may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other
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investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
P-NOTES RISK. A Fund may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
REAL ESTATE INVESTMENT TRUSTS (“REITs”) RISK. A Fund may invest in REITs. REITs pool funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders generally at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. See “Real Estate Investment Trusts (“REITs”) Risk” above.
REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain geographic regions and countries.
Investments in Central and South America Risk. The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates, and political, economic and social instability. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may
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impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis. Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Europe Risk. The Economic and Monetary Union of the European Union requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or European Union regulations on trade, changes in the exchange rate of the euro (the common currency of certain European Union countries), the default or threat of default by an European Union member country on its sovereign debt, and/or an economic recession in an European Union member country may have a significant adverse effect on the economies of European Union member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.
The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union has and may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s post-departure framework and relationships may have adverse effects on asset valuations and the renegotiation of trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
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Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the European Union have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of European Union countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value (and liquidity) of a Fund’s investments.
Investments in Asia Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Investments in China Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, on June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This executive order superseded a prior similar order from then-President Trump. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a Fund.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, the imposition of sanctions and other government restrictions by the United States and other governments may also result in losses.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of a Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of a Fund.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder
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proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of a Fund by a sub-custodian. A Fund thus faces the risk of being unable to enforce its rights with respect to its holdings of Chinese investments.
The RMB, China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of a Fund as capital may become trapped in the PRC. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to a Fund.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
Investments in China A-Shares – China A-shares are equity securities of companies located in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“China A-shares”). Foreign investment in China A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. On May 7, 2020, the People’s Bank of China (“PBOC”) and the State Administration of Foreign Exchange (“SAFE”) jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2, hereinafter referred to as the “FII Regulations”), which came into effect on June 6, 2020. The FII Regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the FII Regulations is the removal of quota restrictions on investment.
Investment in eligible China A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible China A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for China A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-shares regardless of the quota). These limitations may restrict a Fund from investing in China A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible China A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. China A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any China A-share on a certain trading day, there must be sufficient China A-shares in the investor’s account before the market opens on that day. If there are insufficient China A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock
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Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in China A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the China A-shares market. If an investor buys China A-shares on day “T,” the investor will only be able to sell the China A-shares on or after day T+1. Further, since all trades of eligible China A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. RMB could potentially be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, a Fund will be exposed to currency exchange risk if a Fund converts the local currency into RMB for investments in China A-shares. A Fund may also incur conversion costs.
China A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
For defaults occurring on or after January 1, 2020, Hong Kong's Investor Compensation Fund covers investors' losses in relation to securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of a Stock Connect arrangement. On the other hand, since a Fund carries out northbound trading through securities brokers in Hong Kong but not Mainland Chinese brokers, they are not protected by the China Securities Investor Protection Fund in Mainland China.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and mainland China. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in China A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of mainland China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in China A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
China A-shares may only be bought from, or sold to, a Fund at times when the relevant China A-shares may be sold or purchased on the relevant Chinese stock exchange. The China A-shares market has a higher propensity for trading suspensions than many other global equity markets. In addition, the SSE and SZSE may close for extended periods for holidays or otherwise, which impacts a Fund’s ability to trade in China A-shares during those periods. Trading suspensions in
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certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of China A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A-share or for any particular time.
China Bond Connect Risk – There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the mainland China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the mainland China and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.
PRC Taxation – Under current PRC tax laws, regulations and practice, a Fund, the Investment Manager and/or a sub-adviser may be subject to PRC tax, directly or indirectly, with respect to the assets held through Stock Connect, Bond Connect and/or QFII and RQFII systems (collectively, the “QFII Programs”). A Fund will be responsible to reimburse the Investment Manager and/or a sub-adviser for all PRC taxes and duties of any kind incurred by the Investment Manager and/or sub-adviser and attributable to the assets of a Fund held through Stock Connect, Bond Connect and/or QFII Programs. The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Moreover, the PRC taxes and duties payable by the Investment Manager and/or the sub-advisers and which are to be reimbursed by a Fund to the extent attributable to the assets held through Stock Connect, Bond Connect and/or QFII Programs may change at any time.
The treatment of tax under the Investment Regulations (defined below) is not clear. Accordingly, where the relevant regulations applicable to the QFII Programs, Stock Connect and/or Bond Connect (“Investment Regulations”) require a custodian, clearing house, any other agent stipulated by such rules to withhold any tax, or where such custodian, clearing house, any other agent has a reasonable basis for believing that such withholding may be required, the custodian, clearing
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house and any other agent may do so at the rate required by the regulation, or if in the custodian’s opinion the Investment Regulations are not clear on the rate, at such rate as the custodian, clearing house, and any other agent may, reasonably determine to be appropriate. Tax may be withheld on a retroactive basis.
Given the uncertainty surrounding a Fund’s potential PRC tax liabilities or reimbursement obligations, the net asset value of a Fund on any business day may not accurately reflect such liabilities. As a result, incoming shareholders of a Fund may pay more for their shares than they otherwise would or should have done. In the event of a redemption of shares at such net asset value, the remaining shareholders will bear the burden of any liabilities which had not been accrued in the net asset value. In addition, investors should be aware that under-accrual or over-accrual for PRC tax liabilities may impact the performance of a Fund during the period of such under-accrual or over-accrual and following any subsequent adjustments to the net asset value.
Corporate Income Tax – Under current PRC Corporate Income Tax Law and regulations, any company considered to be a tax resident of the PRC would be subject to PRC Corporate Income Tax (“CIT”) at the rate of 25% on its worldwide taxable income. If a company were considered to be a non-resident enterprise with a “permanent establishment” (“PE”) in the PRC, it would be subject to CIT at the rate of 25% on the profits attributable to the PE. A Fund, together with the sub-adviser and the Investment Manager, does not intend to operate in a way that would cause a Fund to be treated as tax resident of the PRC and to have a PE in the PRC, though this cannot be guaranteed. It is possible, however, that the PRC could disagree with such an assessment or that changes in PRC tax law could affect the PRC CIT status of a Fund.
If a Fund is a non-PRC tax resident enterprise without PE in the PRC, the PRC-sourced income (including cash dividends, distributions, interest and capital gains) derived by it from any investment in PRC securities would be subject to PRC withholding income tax (“WHT”) at the rate of 10%, unless exempt or reduced under the PRC CIT Law or a relevant tax treaty as discussed below.
A Fund is also subject to a stamp duty at the rate of 0.1% arising from the sale of China A-shares and the transfer of China A-shares by way of reorganization in accordance with the prevailing PRC taxation regulations.
Specific considerations for Stock Connect and Bond Connect – Especially, in respect of trading of China A-shares through the Stock Connect and pursuant to the circular dated October 31, 2014 on the Taxation Policy of the Pilot Programme for the Mutual Stock Market Access between Shanghai and Hong Kong Stock Markets under Caishui [2014] No. 81, the circular dated November 5, 2016 on the Taxation Policy of the Pilot Programme for the Mutual Stock Access between Shenzhen and Hong Kong Stock Markets under Caishui [2016] No. 127 and other relevant applicable PRC taxation rules:
- CIT and value-added tax (“VAT”) shall be exempt on a temporary basis on the gains earned by Hong Kong and overseas investors (“Stock Connect Investors”) (including corporate and individual investors) from the transfer of China A-shares listed on SSE and/or SZSE; and
- Stock Connect Investors are required to pay tax on dividends and other income payments from China A-shares at a standard rate of 10%, which will be withheld and paid to the relevant PRC tax authority by the respective listed companies (before the HKSCC is able to provide details such as investor identities and holding periods to CSDCC, the policy of differentiated rates of taxation based on holding periods will temporarily not be implemented) and are entitled to a tax refund if a lower tax rate is applicable under a relevant tax treaty, subject to the approval by the relevant PRC tax authority; and
- In addition, except for interest income from certain bonds (i.e. government bonds and local government bonds which are entitled to a 100% CIT exemption and railway bonds which are entitled to a 50% CIT exemption in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 10, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and VAT at a rate of 6%. On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Announcement No. 34 of 2021, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) will continue to be temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. It remains to be clarified as to what the PRC withholding income tax and VAT treatment is with respect to non-government bond interest derived prior to November 7, 2018.
Capital gains derived by non-resident institutional investors (with no place or establishment or PE in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, the non-taxable treatment under the current CIT regulations is not clear.
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According to Cai Shui [2016] No. 70 ("Circular 70"), the Supplementary Notice of the Ministry of Finance and the State Administration of Taxation on VAT Policies for Interbank Dealings of Financial Institutions, gains derived by foreign institutions approved by People’s Bank of China from the investment in the inter-bank RMB markets (including currency market, bond market and derivative market) shall be exempt from VAT.
Specific considerations for the QFII Programs – In respect of trading of China A-shares through QFII Programs and pursuant to the circular dated November 17, 2014 on PRC withholding income tax treatment with respect to gains derived by the QFII Programs from the trading of shares in PRC resident enterprises under Caishui [2014] No. 79, circular dated March 23, 2016 regarding VAT pilot arrangements under Caishui [2016] No. 36, circular dated June 30, 2016 on expanded categories of VAT exemption affecting the financial services sector under Caishui [2016] No. 70 and other relevant applicable PRC taxation rules:
- CIT shall be exempt on a temporary basis on capital gains derived from the disposal of shares and other equity investments (including China A-shares) through the QFII Programs; and
- VAT shall be exempt on a temporary basis in respect of gains derived from trading of PRC securities via the QFII Programs. Consequentially, urban maintenance and construction tax, educational surcharges and local educational surcharges (which are all imposed based on VAT liabilities) are exempt on gains derived from trading of PRC securities via the QFII Programs.
There is no guarantee that the temporary tax exemption or non-taxable treatment with respect to assets traded via Stock Connect, Bond Connect, the QFII Programs described above will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to such programs will not be promulgated in the future. Such uncertainties may operate to the advantage or disadvantage of shareholders in a Fund and may result in an increase or decrease in net asset value of a Fund. For example, to the extent that the PRC tax authority retrospectively imposes taxes on the capital gains realized by a Fund through the QFII Programs, the net asset value of a Fund would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted. As a result, any detriment from such change would be suffered by the remaining shareholders.
Investments in Russia Risk. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. To the extent that a Fund invests in Russian securities, the Fund intends to invest directly in Russian companies that use an independent registrar. There can be no assurance that such investments will not result in a loss to a Fund.
Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a
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repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s Board of Directors has delegated to the sub-adviser(s) the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
As discussed in “Risk Factors in Derivative Instruments” above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws as of August 2022 the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds' asset segregation and cover practices discussed herein. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.
RESTRICTED SECURITIES RISK. A Fund may invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds' investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as a Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded
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securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Company’s Board of Directors. See also “Private Placement Risk” above.
RISKS OF QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sectors:
Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Communication Services Sector Risk. Companies in the communication services sector may be greatly affected by technological advancements and market competition, including research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches and may be targets of hacking and potential theft of proprietary or consumer information or disruptions in service. This sector may be impacted by fluctuating market demands, as well as shifting demographics and unpredictable changes in consumer preferences.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. These companies may also be subject to extensive litigation based on product liability and similar claims.
Financials Sector Risk. Companies in the financial services sector are subject to extensive governmental regulation and their profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk. Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
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Utilities Sector Risk. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.
SECURITIES TRUSTS RISK. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.
Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.
SHORT SALES RISK. Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value. When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution) to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security. Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.
Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation. This may limit the Fund's investment flexibility and its ability to meet redemption requests or other current obligations.
A Fund may take a short position in a security at the same time that other accounts managed by a Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security. In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.
Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions). These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.
A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short. The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns. A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs
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the benefit of the hedge. Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.
SMALL CAPITALIZATION SECURITIES RISK. A Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
SOVEREIGN DEBT RISK. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have at times seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries (for example in countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal). These developments adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending during the height of the financial crisis that began in 2008.
A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental
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authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer. A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Please see also “Foreign Investments Risk” above.
STRUCTURED SECURITIES RISK. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund is permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
SUSTAINABLE INVESTING RISK. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers (or companies) for sustainability reasons and, therefore, a Fund may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because a sub-adviser evaluates ESG characteristics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG characteristics. ESG characteristics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by a sub-adviser to fit within its sustainability criteria do not operate as anticipated. Although a sub-adviser seeks to identify issuers (or companies) that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers (or companies) that do not reflect the beliefs and values of any particular investor. In addition, an issuer's (or company's) practices, products, or services may change over time, which could cause a Fund to be invested in securities that do not comply with a sub-adviser’s sustainability criteria. A sub-adviser’s exclusion of certain investments from a Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to sustainable investing.
TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when
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it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.
Short Sales of TBA Investments Risk. A Fund may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.
USE AS AN UNDERLYING FUND RISK. A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. A Fund, as an Underlying Fund, may experience relatively large redemptions or share purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to maintain a larger cash position at times it would not otherwise do so, and may as a result increase transaction costs and/or adversely affect Fund performance. In addition, such transactions could increase or decrease the frequency of capital gain recognition and could affect the timing, amount and character of distributions you receive from a Fund.
U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
VALUATION RISK. This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.
VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities are subject to a significant risk that they may never attain their potential value. A value stock may decrease in price or may not increase in price as anticipated by a sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
VOLATILITY RISK. A Fund's investments may fluctuate in value over a short period of time. This may cause a Fund’s net asset value per share to experience significant changes in value over short periods of time.
WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder
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has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES RISK. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
PORTFOLIO TURNOVER
During the fiscal years ended October 31, 2021 and October 31, 2020, the portfolio turnover rate for each Fund was as follows:
Fund	Portfolio Turnover 10/31/2021	Portfolio Turnover 10/31/2020
China A Fund	73%	46%(1)
Diversified Emerging Markets Fund	9%(2)	N/A
Emerging Markets Equity Fund	36%	52%
Emerging Markets Multi-Sector Bond Fund	168%	141%
International Multi-Cap Value Fund	85%	119%
International Stock Fund	28%	34%
Securitized Income Fund	71%	78%
Sustainable Core Bond Fund	179%	144%
Tax-Aware Bond Fund(3)	109%	186%
US MidCap Opportunities Fund	47%	53%
US Small Cap Opportunities Fund	56%	47%
(1)
From commencement of operations (March 31, 2020) through October 31, 2020.
(2)
From commencement of operations (September 30, 2021) through October 31, 2021.
(3)
The portfolio turnover decreased for the fiscal year ended October 31, 2021 based on the portfolio management team’s views of the overall market.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund will publicly disclose its complete month-end portfolio holdings, which may exclude certain de minimis or short-term investments, on the Funds' website at hartfordfunds.com no earlier than 25 calendar days after the end of each month.
Each Fund also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders.
HFMC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds' Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds' Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.
The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Funds' CCO and the Funds' Chief Legal Officer approve the disclosure in accordance with the Funds' portfolio holdings disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO. This requirement does not apply to portfolio holdings disclosure to the Funds' service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, securities lending agent, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract. The portfolio holdings information may be provided to the Service Providers as soon as the information is available.
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In addition to Service Providers, a Fund’s investment manager or sub-adviser(s) may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser(s) on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s portfolio holdings disclosure policy.
Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.
The “Hartford Funds” for purposes of this section consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:
Accenture
Brown Brothers Harriman & Co.
Citibank N.A.
FactSet Research Systems Inc.
Financial Recovery Technologies LLC
Glass, Lewis & Company, LLC
Markit WSO Corporation
MSCI, Inc.
State Street Bank and Trust Company
Seismic Software Inc.
Wipro
Wolters Kluwer Financial Services
Portfolio holdings are disclosed on a daily basis to Accenture, Brown Brothers Harriman & Co., Citibank N.A., FactSet Research Systems Inc., Financial Recovery Technologies LLC, Glass Lewis & Company, LLC, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Bank and Trust Company, and Wolters Kluwer Financial Services. Portfolio holdings are disclosed to Seismic Software Inc. and Wolters Kluwer Financial Services on a monthly basis, with lag times of approximately twelve business days and one business day, respectively. Portfolio holdings are disclosed to Wipro as needed, with a lag time of one day. When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.
Additionally, each Fund, each Fund’s investment manager, each Fund’s distributor (collectively, “Hartford”) or the sub-adviser(s) may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings. Hartford or the sub-adviser(s) may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives. The content and nature of the information provided to each of these persons may differ.
In no event will Hartford or the sub-adviser(s) or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-adviser(s), principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser(s), or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' CCO. The CCO is responsible for maintaining records under the policy and will provide periodic reporting to the Board.
The Investment Manager and sub-adviser(s) may serve as the investment adviser and sub-adviser(s), respectively, to one or more exchange traded funds (ETFs) and separate accounts that have the same or substantially similar investment strategies as one or more of the Funds. These separate accounts are not subject to the Funds' portfolio holdings disclosure policy, and the ETFs are not subject to the same portfolio holdings disclosure restrictions as the other Hartford Funds. The portfolio holdings of Hartford Funds’ actively managed ETFs (other than any active semi-transparent ETF) will be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Fund based on this information, which could negatively impact the Funds' execution of purchase and sale transactions. In addition, the sub-adviser(s) may manage certain accounts and/or funds that are not part of the Hartford Funds family in a style substantially similar to that of a Fund. These accounts and/or funds are not subject
61

to the Funds' portfolio holdings disclosure policy. The Investment Manager also may receive compensation for providing one or more model portfolios to third-party sponsors of separately managed account programs. Where a model portfolio and a Fund both employ similar investment strategies, the composition of the model portfolio may be similar to that of the Fund.
62

FUND MANAGEMENT
The Board of Directors and officers of the Company, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Board of Directors. The first table below provides information about those directors who are deemed not to be “interested persons” of the Company, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Company's “interested” director and the Company's officers.
NON-INTERESTED DIRECTORS
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	77
Ms. Ackermann
served as a
Director of Dynegy,
Inc. from October
2012 until its
acquisition by
Vistra Energy
Corporation
(“Vistra”) in 2018,
and since that time
she has served as
a Director of Vistra.
Ms. Ackermann
serves as a
Director of Credit
Suisse Holdings
(USA), Inc. from
January 2017 to
present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	77
Ms. Beery serves
as an independent
Director of UMB
Financial
Corporation
(January 2015 to
present), has
chaired the
Compensation
Committee since
April 2017, and
serves on the Audit
Committee and the
Risk Committee.

63

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	77
Mr. Cephas
currently serves as
a Director of
Signature Bank, a
New York-based
commercial bank,
and is a member of
the Credit
Committee,
Examining
Committee and
Risk Committee.
Mr. Cephas
currently serves as
a Director of Claros
Mortgage Trust,
Inc., a real estate
investment trust.

CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	77
Ms. Detrick serves
as a Director and
Chair of the
Nominating and
Governance
Committee of
Reinsurance Group
of America (“RGA”)
(from January
2014 to present).
She has
announced her
plans not to stand
for re-election as a
member of RGA’s
board of directors
and will no longer
serve in such
capacity as of May
25, 2022. Ms.
Detrick also
currently serves as
a Director of
Charles River
Associates (May
2020 to present);
currently serves as
a Director of
Capital One
Financial
Corporation (since
November 2021);
and currently
serves as a
Director of Altus
Power, Inc (since
December 2021).

64

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co- Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008- 2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	77	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	77	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	77	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	77	Mr. Sung serves as a Trustee of Ironwood Institutional Multi- Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
*
The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
65

OFFICERS AND INTERESTED DIRECTOR
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY**** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012
Mr. Davey serves as Executive Vice President of The
Hartford Financial Services Group, Inc. Mr. Davey has
served in various positions within The Hartford and its
subsidiaries and joined The Hartford in 2002.
Additionally, Mr. Davey serves as Director, Chairman,
President, and Senior Managing Director for Hartford
Funds Management Group, Inc. ("HFMG"). Mr. Davey
also serves as President, Manager, Chairman of the
Board, and Senior Managing Director for Hartford
Funds Management Company, LLC (“HFMC”);
Manager, Chairman of the Board, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				77	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015
Mr. Decker serves as Chief Compliance Officer and
AML Compliance Officer of HASCO (since April 2015)
and Vice President of HASCO (since April 2018). Mr.
Decker serves as AML Officer of HFD (since May
2015). Mr. Decker also serves as Vice President of
HFMG (since April 2018). Prior to joining The Hartford,
Mr. Decker served as Vice President and AML Officer
at Janney Montgomery Scott (a broker dealer) from
April 2011 to January 2015.
				N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018
Ms. Furlong serves as Vice President and Assistant
Treasurer of HFMC (since September 2019). From
2018 through March 15, 2021, Ms. Furlong served as
the Treasurer of the Company. Ms. Furlong has served
in various positions within The Hartford and its
subsidiaries in connection with the operation of the
Hartford Funds. Ms. Furlong joined The Hartford in
2004.
				N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016
Mr. Garger serves as Secretary, Managing Director
and General Counsel of HFMG, HFMC, HFD, and
HASCO (since 2013). Mr. Garger also serves as
Secretary and General Counsel of Lattice (since July
2016). Mr. Garger has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Garger
joined The Hartford in 1995.
				N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017
Mr. Lucas serves as Executive Vice President of
HFMG (since July 2016) and as Executive Vice
President of Lattice (since June 2017). Previously, Mr.
Lucas served as Managing Partner of Lattice (2003 to
2016).
				N/A	N/A
66

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013
Mr. Melcher serves as Executive Vice President of
HFMG and HASCO (since December 2013). Mr.
Melcher also serves as Executive Vice President
(since December 2013) and Chief Compliance Officer
(since December 2012) of HFMC, serves as Executive
Vice President and Chief Compliance Officer of Lattice
(since July 2016), serves as Executive Vice President
of HFD (since December 2013), and has served as
President and Chief Executive Officer of HFD (from
April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006
Mr. Meyer serves as Managing Director and Chief
Investment Officer of HFMC and Managing Director of
HFMG (since 2013). Mr. Meyer also serves as Senior
Vice President-Investments of Lattice (since March
2019). Mr. Meyer has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Meyer
joined The Hartford in 2004.
				N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021
Mr. Naab serves as Vice President and Assistant
Treasurer of HFMC (since June 2021). Prior to joining
HFMC in 2021, Mr. Naab served in various positions
as an associate, senior associate, manager, senior
manager, and director within the investment
management, financial services, and asset & wealth
management practice groups of
PricewaterhouseCoopers, LLP from 2007 to 2020.
				N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016
Ms. Pellegrino serves as Vice President of HFMG
(since December 2013). Ms. Pellegrino also serves
as Vice President and Assistant Secretary of Lattice
(since June 2017). Ms. Pellegrino is a Senior Counsel
and has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Pellegrino joined
The Hartford in 2007.
				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017
Mr. Phillips is Deputy General Counsel for HFMG and
currently serves as a Senior Vice President (since
June 2021) and Assistant Secretary (since June
2017) for HFMG. Mr. Phillips also serves as Vice
President of HFMC (since June 2021). Prior to joining
HFMG in 2017, Mr. Phillips was a Director and Chief
Legal Officer of Saturna Capital Corporation from
2014–2016. Prior to that, Mr. Phillips was a Partner
and Deputy General Counsel of Lord, Abbett & Co.
LLC.
				N/A	N/A
*
The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Term of Office: Each Director holds an indefinite term until the Director’s retirement, which must be no later than December 31 of the year in which the Director turns 75 years of age, or the Director’s resignation, removal, or death prior to the Director’s retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
****
“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
All directors and officers of The Hartford Mutual Funds II, Inc. also hold corresponding positions with The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, and Lattice Strategies Trust.
67

BOARD OF DIRECTORS. The Company has a Board of Directors. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day-to-day operations of the Funds. The Board oversees the Investment Manager and the other principal service providers of the Funds. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).
The Board is chaired by an Independent Director (as defined below). The Independent Chair (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds' officers, Investment Manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chair of the Committees. The Independent Chair may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.
The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds' service providers, which are responsible for the day-to-day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Investment Manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the Investment Manager, and the Chair of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds' Chief Compliance Officer (“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the Investment Manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
STANDING COMMITTEES. The Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Company does not have a standing compensation committee. However, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the non-interested members of the Board. The Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee and the Nominating and Governance Committee.
The Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board of Directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Funds' internal audit function; and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the full Board. The Funds' independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Directors.
Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to approval by the non-interested directors and ratification by the Company shareholders, as required) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.
The Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
The Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
68

The Investment Committee currently consists of Robin C. Beery, John J. Gauthier, and Andrew A. Johnson. The Investment Committee assists the Board in its oversight of the Funds' investment performance and related matters.
The Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Nominating and Governance Committee: (i) screens and selects candidates to the Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.
During the fiscal year ended October 31, 2021, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 5 times, Investment Committee — 6 times, Nominating and Governance Committee — 7 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.
DIRECTOR QUALIFICATIONS. The governing documents for the Company do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.
The Board has concluded that, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Board has considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.
Hilary E. Ackermann. Ms. Ackermann has served as a director of the Company since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery. Ms. Beery has served as a director of the Company since 2017. She has served as Chair of the Nominating and Governance Committee since January 1, 2021. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser.
Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is a Partner of an international law firm and also serves as a director of a commercial bank. Mr. Cephas previously served in senior executive roles in state banking and other regulatory agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick. Ms. Detrick has served as a director of the Company since 2016. She has served as Chair of the Board and the Contracts Committee since November 2021. She served as Chair of the Investment Committee from August 2019 until November 2021. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.
John J. Gauthier. Mr. Gauthier has served as a director of the Company since January 2022 and is a member of the Board’s Investment Committee. Mr. Gauthier is an investment senior executive with 30 years of experience overseeing investment portfolios for insurance companies and has served as a chief investment officer and in chief executive officer positions. Mr. Gauthier also is the principal owner of an investment consulting firm and a principal owner of an investment manager placement agency, each of which serves clients in the insurance industry.
Andrew A. Johnson. Mr. Johnson has served as Chair of the Investment Committee since November 2021. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.
69

Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
David Sung. Mr. Sung has served as a director of the Company since 2017. He has served as Chair of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
James E. Davey. Mr. Davey has served as a director of the Company since 2012 and President and Chief Executive Officer of the Company since 2010. Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).
OWNERSHIP OF FUND SHARES. The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2021 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.
NON-INTERESTED DIRECTORS
NAME OF DIRECTOR	THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	US MidCap Opportunities Fund	Over $100,000	Over $100,000

Robin C. Beery	None	None	Over $100,000

Derrick D. Cephas	None	None	None

Christine R. Detrick	US MidCap Opportunities Fund	$10,001–$50,000	Over $100,000

John J. Gauthier*	Emerging Markets Multi-Sector Bond Fund	Over $100,000	Over $100,000

Andrew A. Johnson	None	None	None

Paul L. Rosenberg	None	None	None

David Sung	None	None	None
* Mr. Gauthier became a Director of the Company effective January 1, 2022.
INTERESTED DIRECTOR
NAME OF DIRECTOR	THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Emerging Markets Equity Fund	Over $100,000	Over $100,000
	International Stock Fund	Over $100,000
COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2021.
NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE COMPANY	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
Hilary E. Ackermann, Director	$50,983	$0	$0	$350,000
Robin C. Beery, Director	$49,453	$0	$0	$338,750
Lynn S. Birdsong, Director*	$72,266	$0	$0	$496,500
Derrick D. Cephas, Director**	$44,420	$0	$0	$305,000
70

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE COMPANY	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS
Christine R. Detrick, Director	$50,965	$0	$0	$350,000
John J. Gauthier***	$0	$0	$0	$0
Andrew A. Johnson, Director**	$44,419	$0	$0	$305,000
Paul L. Rosenberg, Director**	$44,420	$0	$0	$305,000
Lemma W. Senbet, Director*	$44,419	$0	$0	$305,000
David Sung, Director	$50,965	$0	$0	$350,000
*
Each of Messrs. Birdsong and Senbet retired as a Director of the Company effective December 31, 2021.
**
Messrs. Cephas, Johnson, and Rosenberg were each elected as a Director of the Company effective November 2, 2020.
***
Mr. Gauthier became a Director of the Company effective January 1, 2022.
The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Company, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Company, HFMC, The Hartford, a sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds. SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders plc and its affiliates without minimum investment amounts.
The Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
71

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Information about the ownership of each class of each Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by directors and officers as a group is found in Appendix C.
INVESTMENT MANAGEMENT ARRANGEMENTS
The Company, on behalf of the Funds, has entered into an investment management agreement with HFMC. HFMC, whose principal business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2012. The investment management agreement provides that HFMC, subject to the supervision and approval of the Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to the Company and its Funds, including personnel, services, equipment and facilities and office space for proper operation of the Company and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly. HFMC administers the business and affairs of each Fund. With respect to each Fund, HFMC may retain and compensate sub-advisers that invest and reinvest the assets of the Fund pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.
Among other services, HFMC: (i) assists in all aspects of the Funds’ operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the Company; (iii) prepares meeting materials for the Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.
Pursuant to the investment management agreement, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.
With respect to each Fund, HFMC has entered into an investment sub-advisory agreement with SIMNA (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, SIMNA, subject to the general supervision of the Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Funds and furnishing each Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, and Tax-Aware Bond Fund, SIMNA has entered into a sub-sub-advisory agreement with SIMNA Ltd. (the “Sub-Sub-Advisory Agreement”) under which SIMNA Ltd. is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each such Fund.
Pursuant to the terms of the Sub-Advisory Agreement, SIMNA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, HFMC, or a Fund in connection with the matters to which the agreement relates. The Sub-Advisory Agreement specifies that such liability standard set forth in the preceding sentence will not apply to a loss resulting from SIMNA’s willful misfeasance, bad faith or negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the Sub-Advisory Agreement. Pursuant to the terms of the Sub-Sub-Advisory Agreement, SIMNA Ltd. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, HFMC, or a Fund in connection with the matters to which the agreement relates. The Sub-Sub-Advisory Agreement specifies that such liability standard will not apply to a loss resulting from SIMNA Ltd.’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations under the Sub-Sub-Advisory Agreement. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU.
72

As provided by the investment management agreement, each Fund pays HFMC an investment management fee that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds, HFMC (not any Fund) pays the sub-advisory fees to SIMNA and SIMNA, and not the Funds or HFMC, pays the sub-sub-advisory fees to SIMNA Ltd.
MANAGEMENT FEES
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value. As of March 1, 2022, the rates are as follows:
China A Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.9000%
Amount over $1 billion	0.8900%
Diversified Emerging Markets Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.8400%
Amount over $1 billion	0.7800%
Emerging Markets Equity Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.0500%
Next $4 billion	1.0000%
Next $5 billion	0.9900%
Amount over $10 billion	0.9850%
Emerging Markets Multi-Sector Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6400%
Amount over $10 billion	0.6350%
International Multi-Cap Value Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.7200%
Next $4 billion	0.6800%
Next $5 billion	0.6750%
Amount over $10 billion	0.6700%
International Stock Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.6700%
Next $4 billion	0.6500%
Next $5 billion	0.6450%
Amount over $10 billion	0.6400%
Securitized Income Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4000%
Amount over $1 billion	0.3900%
Sustainable Core Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3200%
Next $500 million	0.3000%
Amount over $1 billion	0.2800%
73

Tax-Aware Bond Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.4500%
Next $4 billion	0.4300%
Next $5 billion	0.4250%
Amount over $10 billion	0.4200%
US MidCap Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.7500%
Next $1.5 billion	0.7000%
Next $2.5 billion	0.6500%
Next $5 billion	0.6450%
Amount over $10 billion	0.6400%
US Small Cap Opportunities Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.9000%
Next $4 billion	0.8900%
Next $5 billion	0.8800%
Amount over $10 billion	0.8700%
ADVISORY FEE PAYMENT HISTORY
The following charts show, for the last three fiscal years, (i) the gross and net amount of advisory fees paid by each Fund to HFMC and (ii) the net aggregate sub-advisory fees paid to SIMNA and its affiliates. The fees paid to SIMNA and its affiliates are shown both in dollars and as a percentage of the Fund’s average daily net assets.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid to HFMC For fiscal year ended 10/31/21	Net Aggregate Sub-Advisory fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/21
China A Fund	$249,064	$0	$249,064	$138,369	0.50%
Diversified Emerging Markets Fund(1)	$7,214	$0	$7,214	$3,607	0.42%(2)
Emerging Markets Equity Fund	$62,672,412	$0	$62,672,412	$34,764,850	0.56%
Emerging Markets Multi-Sector Bond Fund	$350,713	$0	$350,713	$195,397	0.39%
International Multi-Cap Value Fund	$16,688,783	$0	$16,688,783	$7,865,309	0.33%
International Stock Fund	$15,884,459	$0	$15,884,459	$7,197,682	0.30%
Securitized Income Fund	$701,666	$0	$701,666	$350,833	0.33%
Sustainable Core Bond Fund(3)	N/A	N/A	N/A	N/A	N/A
Tax-Aware Bond Fund	$2,052,123	$0	$2,052,123	$775,246	0.17%
US MidCap Opportunities Fund	$5,886,510	$0	$5,886,510	$2,747,038	0.35%
US Small Cap Opportunities Fund	$2,926,748	$0	$2,926,748	$1,463,374	0.45%
(1)
From commencement of operations (September 30, 2021) through October 31, 2021.
(2)
Annualized.
(3)
HFMC did not serve as the Sustainable Core Bond Fund’s investment manager as of October 31, 2021.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-Advisory fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/20
China A Fund(1)	$34,437	$0	$34,437	$19,132	0.50%(2)
Emerging Markets Equity Fund	$37,538,766	$0	$37,538,766	$20,871,321	0.56%
Emerging Markets Multi-Sector Bond Fund	$485,917	$0	$485,917	$270,725	0.39%
International Multi-Cap Value Fund	$13,326,644	$0	$13,326,644	$6,283,127	0.33%
74

Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid to HFMC For fiscal year ended 10/31/20	Net Aggregate Sub-Advisory fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/20
International Stock Fund	$4,178,799	$0	$4,178,799	$1,933,329	0.31%
Securitized Income Fund	$512,644	$0	$512,644	$256,322	0.33%
Sustainable Core Bond Fund	N/A	N/A	N/A	N/A	N/A
Tax-Aware Bond Fund	$1,746,635	$0	$1,746,635	$659,840	0.17%
US MidCap Opportunities Fund	$5,630,881	$0	$5,630,881	$2,627,744	0.35%
US Small Cap Opportunities Fund	$2,023,235	$0	$2,023,235	$1,011,618	0.45%
(1)
From commencement of operations (March 31, 2020) through October 31, 2020.
(2)
Annualized.
Fund Name	Gross Fees Paid to HFMC For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid to HFMC For fiscal year ended 10/31/19	Net Aggregate Sub-Advisory fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to SIMNA and its affiliates For fiscal year ended 10/31/19
Emerging Markets Equity Fund	$35,353,873	$0	$35,353,873	$19,669,630	0.56%
Emerging Markets Multi-Sector Bond Fund	$704,335	$0	$704,335	$392,415	0.39%
International Multi-Cap Value Fund	$13,650,087	$0	$13,650,087	$6,435,335	0.33%
International Stock Fund	$2,247,091	$0	$2,247,091	$1,042,152	0.32%
Securitized Income Fund(1)	$241,548	$0	$241,548	$120,774	0.33%(2)
Sustainable Core Bond Fund	N/A	N/A	N/A	N/A	N/A
Tax-Aware Bond Fund	$1,135,796	$0	$1,135,796	$429,079	0.17%
US MidCap Opportunities Fund	$8,189,492	$0	$8,189,492	$3,851,292	0.40%
US Small Cap Opportunities Fund	$1,581,293	$0	$1,581,293	$790,646	0.45%
(1)
From commencement of operations (February 28, 2019) through October 31, 2019.
(2)
Annualized.
Because HFMC did not serve as the Sustainable Core Bond Fund’s investment manager as of October 31, 2021, no advisory or sub-advisory payments had been made to HFMC as investment manager or by HFMC to the Sustainable Core Bond Fund’s sub-adviser. The following charts show, for the last three fiscal years, (i) the gross and net amount of advisory fees paid by the Sustainable Core Bond Fund’s Predecessor Fund to its investment adviser, SIMNA and (ii) the net aggregate sub-advisory fees, if any, paid by such Predecessor Fund’s investment adviser, SIMNA, to SIMNA Ltd. From December 1, 2019 to April 9, 2021, SIMNA Ltd. was the sub-adviser to such Predecessor Fund. The fees paid to SIMNA Ltd. are shown both in dollars and as a percentage of the Predecessor Fund’s average daily net assets.
Fund Name	Gross Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/21	Investment Advisory Fee Waiver For fiscal year ended 10/31/21	Net Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/21	Net Aggregate Sub-Advisory fees Paid to SIMNA Ltd. For fiscal year ended 10/31/21	% Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. For fiscal year ended 10/31/21
Sustainable Core Bond Fund	$270,775	$270,775	$0	$3,553	0.01%

Fund Name	Gross Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/20	Investment Advisory Fee Waiver For fiscal year ended 10/31/20	Net Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/20	Net Aggregate Sub-Advisory fees Paid to SIMNA Ltd. For fiscal year ended 10/31/20	% Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. For fiscal year ended 10/31/20
Sustainable Core Bond Fund	$207,468	$207,468	$0	$18,907	0.02%

Fund Name	Gross Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/19	Investment Advisory Fee Waiver For fiscal year ended 10/31/19	Net Fees Paid by Predecessor Fund to SIMNA For fiscal year ended 10/31/19	Net Aggregate Sub-Advisory fees Paid to SIMNA Ltd. For fiscal year ended 10/31/19	% Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. For fiscal year ended 10/31/19
Sustainable Core Bond Fund	$122,988	$122,988	$0	N/A	N/A
75

Sustainable Core Bond Fund’s Predecessor Fund received administrative services pursuant to an administration agreement. For the last three fiscal years, the Sustainable Core Bond Fund’s Predecessor Fund paid the following administration/sub-administration and accounting fees to its administrator. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.
FUND NAME	FOR THE FISCAL YEAR ENDED 10/31/2021	FOR THE FISCAL YEAR ENDED 10/31/2020	FOR THE FISCAL YEAR ENDED 10/31/2019
Sustainable Core Bond Fund	$124,944	$125,057	$125,002
As of March 1, 2022, HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to limit total annual fund operating expenses as follows through February 28, 2023 for the Funds set forth below, unless the Board approves its earlier termination:
FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
China A Fund	1.45%	2.25%	1.15%	N/A	N/A	N/A	1.11%	0.99%	0.99%
Diversified Emerging Markets Fund	1.34%	2.14%	1.04%	N/A	N/A	N/A	0.99%	0.89%	0.89%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
Securitized Income Fund	0.85%	1.70%	0.60%	N/A	N/A	N/A	0.55%	0.45%	0.45%
Sustainable Core Bond Fund	N/A	N/A	0.51%*	1.06%*	0.76%*	0.46%*	0.40%**	0.36%*	0.32%**
Tax-Aware Bond Fund	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%
* This contractual arrangement will remain in effect until February 28, 2023 for Classes I, R3, R4, R5, and F of the Fund unless the Board approves its earlier termination.
** This contractual arrangement will remain in effect until November 15, 2023 for Classes Y and SDR of the Fund unless the Board approves its earlier termination.
FUND ACCOUNTING SERVICES
HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. As of March 1, 2022, HFMC is entitled to receive the following fee with respect to each Fund: the fund accounting fee for the Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
The following table reflects the amounts paid to HFMC for fund accounting services for each Fund for the last three fiscal years.
FUND NAME	FOR THE FISCAL YEAR ENDED 10/31/2021	FOR THE FISCAL YEAR ENDED 10/31/2020	FOR THE FISCAL YEAR ENDED 10/31/2019
China A Fund	$4,895	$577(1)	N/A
Diversified Emerging Markets Fund	$167(2)	N/A	N/A
Emerging Markets Equity Fund	$900,311	$570,768	$624,047
Emerging Markets Multi-Sector Bond Fund	$8,156	$10,847	$18,112
International Multi-Cap Value Fund	$355,977	$295,543	$350,738
International Stock Fund	$350,327	$95,277	$58,603
Securitized Income Fund	$18,735	$12,295	$6,689(3)
Sustainable Core Bond Fund(4)	N/A	N/A	N/A
Tax-Aware Bond Fund	$78,198	$57,587	$35,336
US MidCap Opportunities Fund	$127,339	$111,007	$134,987
US Small Cap Opportunities Fund	$55,940	$33,316	$24,598
(1)
From commencement of operations (March 31, 2020) through October 31, 2020.
(2)
From commencement of operations (September 30, 2021) through October 31, 2021.
(3)
From commencement of operations (February 28, 2019) through October 31, 2019.
(4)
Because HFMC did not provide fund accounting services to the Sustainable Core Bond Fund as of October 31, 2021, no payments were made to HFMC for fund accounting services.
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TRANSFER AGENT
HASCO, located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. DST is located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169. In addition to DST, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.
In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage of average daily net assets) (as of March 1, 2022)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class F	0.004%
Class SDR	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for Class Y shares of the International Multi-Cap Value Fund as follows: 0.09%. This contractual arrangement will remain in effect until February 28, 2023 unless the Board approves its earlier termination.
Each Fund does not pay any fee directly to DST (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to DST (or any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.
77

SECURITIES LENDING
Pursuant to an agreement between the Company and Citibank, N.A., certain Funds may lend their portfolio securities to certain qualified borrowers. Each of the China A Fund and Securitized Income Fund do not currently lend its securities and did not lend any securities during the fiscal year ended October 31, 2021. Sustainable Core Bond Fund did not engage in securities lending for the fiscal year ended October 31, 2021. As securities lending agent, Citibank, N.A. administers the Funds’ securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds’ Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended October 31, 2021, the following sets forth any earned income and incurred costs and expenses as a result of securities lending activities and the receipt of related services:
FUND NAME	GROSS INCOME FROM SECURITIES LENDING ACTIVITIES	FEES PAID TO SECURITIES LENDING AGENT FROM A REVENUE SPLIT	REBATES (PAID TO BORROWER)	AGGREGATE FEES / COMPENSATION FROM SECURITIES LENDING ACTIVITIES	NET INCOME FROM SECURITIES LENDING ACTIVITIES
Diversified Emerging Markets Fund	$0	$0	$0	$0	$0
Emerging Markets Equity Fund	$361,011	$36,101	$1	$36,102	$324,909
Emerging Markets Multi-Sector Bond Fund	$6,097	$609	$1	$610	$5,487
International Multi-Cap Value Fund	$1,404,342	$140,336	$953	$141,289	$1,263,053
International Stock Fund	$396,622	$39,662	$0	$39,662	$356,960
Tax-Aware Bond Fund	$1,979	$199	$1	$200	$1,779
US MidCap Opportunities Fund	$1,093	$109	$0	$109	$984
US Small Cap Opportunities Fund	$55,003	$5,501	$0	$5,501	$49,502
During the Funds’ fiscal year ended October 31, 2021, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.
PORTFOLIO MANAGERS
OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS
The following table lists the number and types of other accounts managed or sub-advised by the Funds’ portfolio managers and assets under management in those accounts as of October 31, 2021:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
China A Fund
Jack Lee
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$6,247	0	$0
Other Accounts	5	$1,044	2	$754
Diversified Emerging Markets Fund
Tom Wilson
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	20	$16,398	0	$0
Other Accounts	28	$25,357	7	$7,553
David Philpotts
Other Registered Investment Companies	1	$2,602	0	$0
Other Pooled Investment Vehicles	22	$9,211	0	$0
Other Accounts	24	$11,957	6	$3,427
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Gordon Huang
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	22	$9,211	0	$0
Other Accounts	24	$11,814	6	$3,427
Emerging Markets Equity Fund
Tom Wilson
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	20	$16,398	0	$0
Other Accounts	28	$25,357	7	$7,553
Robert Davy
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	10	$10,795	0	$0
Other Accounts	25	$24,122	7	$7,553
James Gotto
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	9	$10,559	0	$0
Other Accounts	26	$24,625	7	$7,553
Waj Hashmi
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	12	$11,804	0	$0
Other Accounts	25	$24,122	7	$7,553
Nicholas Field
Other Registered Investment Companies	3	$8,046	0	$0
Other Pooled Investment Vehicles	9	$12,459	0	$0
Other Accounts	25	$24,122	7	$7,553
Emerging Markets Multi-Sector Bond Fund
Fernando Grisales
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	32	$6,477	0	$0
Other Accounts	4	$1,339	0	$0
Autumn Graham
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	32	$6,477	0	$0
Other Accounts	4	$1,339	0	$0
Abdallah Guezour
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$2,636	0	$0
Other Accounts	1	78	0	$0
International Multi-Cap Value Fund
Justin Abercrombie(1)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	22	$9,020	0	$0
Other Accounts	24	$11,814	6	$3,427
Stephen Langford
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	22	$9,020	0	$0
Other Accounts	24	$11,814	6	$3,427
David Philpotts
Other Registered Investment Companies	1	$10	0	$0
Other Pooled Investment Vehicles	22	$9,020	0	$0
Other Accounts	24	$11,814	6	$3,427
Lukas Kamblevicius(2)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	22	$9,020	0	$0
Other Accounts	24	$11,814	6	$3,427
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
International Stock Fund
James Gautrey
Other Registered Investment Companies	3	$2,594	2	$23,815
Other Pooled Investment Vehicles	3	$1,083	1	$139
Other Accounts	13	$4,763	0	0
Simon Webber
Other Registered Investment Companies	4	$2,669	2	$23,815
Other Pooled Investment Vehicles	5	$6,258	1	$139
Other Accounts	16	$5,414	1	$1,82
Securitized Income Fund
Michelle Russell-Dowe
Other Registered Investment Companies	6	$2,208	0	$0
Other Pooled Investment Vehicles	17	$8,675	0	$0
Other Accounts	17	$4,079	1	$630
Anthony Breaks
Other Registered Investment Companies	6	$2,208	0	$0
Other Pooled Investment Vehicles	17	$8,675	0	$0
Other Accounts	17	$4,079	1	$630
Sustainable Core Bond Fund
Lisa Hornby
Other Registered Investment Companies	2	$568	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Neil G. Sutherland
Other Registered Investment Companies	2	$568	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Julio C. Bonilla
Other Registered Investment Companies	2	$568	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Eric Lau
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Tax-Aware Bond Fund
Lisa Hornby
Other Registered Investment Companies	2	$195	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Neil G. Sutherland
Other Registered Investment Companies	2	$195	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
Julio C. Bonilla
Other Registered Investment Companies	2	$195	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
David May
Other Registered Investment Companies	1	$112	0	$0
Other Pooled Investment Vehicles	11	$2,327	0	$0
Other Accounts	155	$30,226	4	$226
US MidCap Opportunities Fund
Robert Kaynor
Other Registered Investment Companies	1	$360	0	$0
Other Pooled Investment Vehicles	10	$5,671	0	$0
Other Accounts	6	$1,131	1	$659
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
US Small Cap Opportunities Fund
Robert Kaynor
Other Registered Investment Companies	1	$842	0	$0
Other Pooled Investment Vehicles	10	$5,671	0	$0
Other Accounts	5	$1,131	1	$659
(1) Effective April 1, 2022, Mr. Abercrombie will no longer serve as a portfolio manager for the International Multi-Cap Value Fund.
(2) Effective November 23, 2021, Mr. Kamblevicius became a portfolio manager to the International Multi-Cap Value Fund.
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGERS AND OTHER ACCOUNTS
Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS
Schroders receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of each Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2021.
Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to
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relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.
For the purposes of determining the portfolio managers’ bonuses, the relevant benchmarks for performance comparison as of October 31, 2021 are set forth below:
Fund	Benchmark
China A Fund	MSCI China-A Onshore Index
Diversified Emerging Markets Fund	MSCI Emerging Markets Index (Net)
Emerging Markets Equity Fund	MSCI Emerging Markets Index (Net Total Return)
Emerging Markets Multi-Sector Bond Fund	JP Morgan Emerging Markets Equal Weight Index
International Stock Fund	Blend of international benchmarks
International Multi-Cap Value Fund	MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net)
Securitized Income Fund	BofA 1-3 Year US Corporate Index
Sustainable Core Bond Fund	Bloomberg US Aggregate Bond Index
Tax-Aware Bond Fund	Performance is measured based on the Fund achieving internal targets for return during the previous 12-month period
US MidCap Opportunities Fund	Russell Midcap Index
US Small Cap Opportunities Fund	Russell 2000 Index
EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS
The dollar ranges of equity securities beneficially owned by Schroders managers in each Fund they manage are as follows for the fiscal year ended October 31, 2021:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Justin Abercrombie	International Multi-Cap Value Fund	None
Julio C. Bonilla	Sustainable Core Bond Fund Tax-Aware Bond Fund	None None
Anthony Breaks	Securitized Income Fund	None
Robert Davy	Emerging Markets Equity Fund	None
Michelle Russell-Dowe	Securitized Income Fund	None
Nicholas Field	Emerging Markets Equity Fund	None
James Gautrey	International Stock Fund	None
James Gotto	Emerging Markets Equity Fund	None
Autumn Graham	Emerging Markets Multi-Sector Bond Fund	None
Fernando Grisales	Emerging Markets Multi-Sector Bond Fund	$100,001 - $500,000
Abdallah Guezour	Emerging Markets Multi-Sector Bond Fund	None
Waj Hashmi	Emerging Markets Equity Fund	None
Lisa Hornby	Sustainable Core Bond Fund Tax-Aware Bond Fund	None None
Gordon Huang	Diversified Emerging Markets Fund	None
Lukas Kamblevicius(1)	International Multi-Cap Value Fund	None
Robert Kaynor	US MidCap Opportunities Fund US Small Cap Opportunities Fund	$100,001 - $500,000 $100,001 - $500,000
Stephen Langford	International Multi-Cap Value Fund	None
Jack Lee	China A Fund	None
Eric Lau	Sustainable Core Bond Fund	None
David May	Tax-Aware Bond	None
David Philpotts	Diversified Emerging Markets Fund International Multi-Cap Value Fund	None None
Neil G. Sutherland	Sustainable Core Bond Fund Tax-Aware Bond Fund	None None
Simon Webber	International Stock Fund	None
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PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Tom Wilson	Diversified Emerging Markets Fund Emerging Markets Equity Fund	None None
(1) Effective November 23, 2021, Mr. Kamblevicius became a portfolio manager to the International Multi-Cap Value Fund.
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PORTFOLIO TRANSACTIONS AND BROKERAGE
The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.
Subject to any policy established by the Company’s Board of Directors and HFMC, Schroders is primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While a sub-adviser generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser(s) to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.
A sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, a sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
While each sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.
To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).
Accounts managed by a sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.
For the fiscal years ended October 31, 2021, October 31, 2020, and October 31, 2019, the Funds paid the following brokerage commissions:
FUND	2021(1)	2020	2019
China A Fund	$94,016	$10,807(2)	N/A
Diversified Emerging Markets Fund	$4,691(3)	N/A	N/A
Emerging Markets Equity Fund	$3,703,958	$2,549,983	$2,076,831
Emerging Markets Multi-Sector Bond Fund	$186	$0	$0
International Multi-Cap Value Fund	$1,551,054	$1,837,533	$2,111,882
International Stock Fund	$973,885	$276,341	$137,740
Securitized Income Fund	$844	$49	$0(4)
Sustainable Core Bond Fund	$0	$0	$0
Tax-Aware Bond Fund	$12,757	$0	$0
US MidCap Opportunities Fund	$395,700	$617,997	$779,313
US Small Cap Opportunities Fund	$252,722	$190,898	$132,981
(1) Brokerage commissions include any commissions on derivatives transactions.
(2) From commencement of operations (March 31, 2020) through October 31, 2020.
(3) From commencement of operations (September 30, 2021) through October 31, 2021.
(4) From commencement of operations (February 28, 2019) through October 31, 2019.
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Commission rates are established by country and trade method used to execute a given order. Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.
SOFT DOLLAR PRACTICES. The sub-adviser(s) are responsible for effecting securities transactions for all Funds. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds. A sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, a sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by a sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees are reduced because a sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to a sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, a sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.
The following table shows the dollar amount of brokerage commissions paid to firms for research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2021.
FUND	COMMISSIONS PAID TO FIRMS FOR RESEARCH SERVICES*	TOTAL AMOUNT OF TRANSACTIONS INVOLVING BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
China A Fund	$0	$0
Diversified Emerging Markets Fund	$0	$0
Emerging Markets Equity Fund	$0	$0
Emerging Markets Multi-Sector Bond Fund	$0	$0
International Multi-Cap Value Fund	$0	$0
International Stock Fund	$0	$0
Securitized Income Fund	$0	$0
Sustainable Core Bond Fund	$0	$0
Tax-Aware Bond Fund	$0	$0
US MidCap Opportunities Fund	$301,014	$724,989,592
US Small Cap Opportunities Fund	$174,738	$212,930,951
*
The provision of research services to SIMNA and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.
The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2021 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2021.
FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
China A Fund
	N/A	N/A
Diversified Emerging Markets Fund
	N/A	N/A
Emerging Markets Equity Fund
	N/A	N/A
Emerging Markets Multi-Sector Bond Fund
	N/A	N/A
International Multi-Cap Value Fund
	Credit Suisse Group AG	$9,681,731
	HSBC Holdings plc	$26,964,426
	UBS Group AG	$15,787,037
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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
International Stock Fund
	N/A	N/A
Securitized Income Fund
	Bank of America Securities LLC	$1,161,479
	Citigroup, Inc.	$1,503,423
	Credit Suisse Group AG	$2,247,737
	J.P. Morgan Securities, Inc.	$4,156,942
	Morgan Stanley & Co., Inc.	$1,147,683
Sustainable Core Bond Fund
	Bank of America Securities LLC	$1,631,236
	Barclays plc	$1,467,151
	BNP Paribas	$577,419
	Citigroup, Inc.	$1,249,678
	Goldman Sachs & Co.	$452,776
	J.P. Morgan Securities, Inc.	$1,415,118
	Morgan Stanley & Co., Inc.	$483,818
	Wells Fargo & Co.	$890,471
Tax-Aware Bond Fund
	Goldman Sachs & Co.	$9,267,868
	HSBC Holdings plc	$2,017,727
	J.P. Morgan Securities, Inc.	$13,028,793
US MidCap Opportunities Fund
	N/A	N/A
US Small Cap Opportunities Fund
	N/A	N/A
FUND EXPENSES
EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the Funds; (17) compensation and expenses of directors of the Funds, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, certain Funds may incur unique expenses due to the nature of their investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses.
DISTRIBUTION ARRANGEMENTS
GENERAL
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). HFD’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.
Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company,
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including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.
HFD is authorized by the Company to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.
DISTRIBUTION PLANS
The Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts. However, any 12b-1 fees attributable to assets held in an account held directly with the Funds' transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund.
CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases $1 million or more. HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.
CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.
CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.
In accordance with the terms of the Plans, HFD provides to each Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the Company’s Board of Directors reviews the level of compensation the Plans provide.
The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans
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may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.
For the fiscal year ended October 31, 2021, Class A, Class C, Class R3, and Class R4 of the Funds paid the 12b-1 fees listed below. The amounts reflected below do not include any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) and that were reimbursed to the applicable Class of the Fund.
Fund	Class A	Class C	Class R3	Class R4
China A Fund	$1,985	$1,130	N/A	N/A
Diversified Emerging Markets Fund	N/A(1)	N/A(1)	N/A	N/A
Emerging Markets Equity Fund	$800,314	$85,664	$412	$13,465
Emerging Markets Multi-Sector Bond Fund	$4,235	$1,831	$99	$1
International Multi-Cap Value Fund	$214,696	$149,452	$74,280	$11,514
International Stock Fund	$529,998	$143,145	$5,577	$8,475
Securitized Income Fund	$4,793	$5,413	N/A	N/A
Sustainable Core Bond Fund	N/A	N/A	N/A(2)	N/A(2)
Tax-Aware Bond Fund	$157,328	$83,250	N/A	N/A
US MidCap Opportunities Fund	$233,273	$528,928	$10,084	$1,457
US Small Cap Opportunities Fund	$84,163	$86,858	$3,387	$1,059
(1) As of October 31, 2021, Classes A and C of the Diversified Emerging Markets Fund had not commenced operations.
(2) Classes R3 and R4 of the Sustainable Core Bond Fund commenced operations after the fiscal year ended October 31, 2021.
For the fiscal year ended October 31, 2021, approximately $3,246,266 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).
HOW SALES CHARGES ARE CALCULATED
CLASS A SHARES
Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:
China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, International Multi-Cap Value Fund, International Stock Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	See below
Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
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AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
$1 million or more(1)	0%	0%	See below
Securitized Income Fund
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	See below
(1)
Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase with respect to each Fund, except Tax-Aware Bond Fund, and with respect to Tax-Aware Bond Fund you may pay a CDSC of 0.75% on any Class A shares sold. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. The CDSC on Class A shares will not apply where the selling broker dealer was not paid a commission.
HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.
With respect to all Funds, except Securitized Income Fund and Tax-Aware Bond Fund, HFD also may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Tax-Aware Bond Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 0.75% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
With respect to Securitized Income Fund, HFD may pay dealers of record commissions on purchases of $1 million or more in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.
CLASS C SHARES
HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.
COMMISSIONS TO DEALERS
The aggregate dollar amount of commissions received by HFD for the sale of shares for Classes A and C for the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019 is as follows:
YEAR/CLASS	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2021
Class A	$1,641,446	$29,865	$1,395,760	$275,551
Class C	N/A	$2,248	N/A	$2,248
2020
Class A	$1,011,193	$11,082	$858,595	$163,680
Class C	N/A	$7,604	N/A	$7,604
2019
Class A	$1,290,682	$30,094	$1,097,436	$223,340
Class C	N/A	$25,976	N/A	$25,976
HFD does not receive any front-end sales commissions or CDSCs in connection with the sale of Classes I, R3, R4, R5, Y, F and SDR shares.
ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectus under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford
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mutual fund’s shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectus), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford mutual funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.
In addition to the Financial Intermediaries listed in each Fund's prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2021 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: Advanced Wealth Strategies; Alliance Bernstein Investments, Inc.; American Bankers Association; American Portfolios Financial Services; Ameriprise Financial Services; Ameritas Investment Corp; Amplius Wealth Advisors; Annex Wealth Management LLC; Argi Investment Services LLC; Ascensus Retirement Services; Avantax Investment Services, Inc.; Axa Advisors, LLC; Axial Financial; Bancwest Investment Services, Inc.; BB&T Securities; Benjamin F. Edwards & Company, Inc.; Bernardo Wealth Planning LLC; Beta Wealth Group Inc.; Blue Water Asset Management; BMO Harris Financial Advisors; Boys & Girls Clubs of America; Cadaret Grant & Co Inc.; Cambridge Investment Research, Inc.; Cantor Fitzgerald Investment Advisors; Capital Asset Advisory Services LLC; Centric Wealth Management LLC; Cetera Advisors LLC; Cetera Advisor Networks LLC; Cetera Investment Services LLC; CG Financial Services; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors LLC; Clarus Wealth Group; Coastal Capital Group; Comerica Securities; Comerica Securities; Commonwealth Financial Network; Compass Advisors; CPA; D.A. Davidson & Company; Davenport & Co. LLC; Davidson Capital Management Inc.; Dime Bank; Dowling & Yahnke, LLC; Edward D. Jones & Co.; Emerald Advisors LLC; Empower Retirement; Envestnet; Equity Services , Inc.; Executive Wealth Management, LLC; Fairhaven Wealth Management; Federated Investors, Inc.; Fidelity Brokerage Services LLC; Fifth Third Securities, Inc.; Financial Advisory Corporation; First Allied Securities, Inc.; First Citizens Investor Services, Inc.; First Command Brokerage Services, Inc.; First Republic Securities Company LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; GRP Advisor Alliance; Guardian Financial Partners, LLC; GWFS Equities, Inc.; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Harbor Financial Services, LLC; Hartford Funds Distributors; Heck Capital Advisors LLC; Hefren-Tillotson, Inc.; Hightower Securities, LLC; Hometown Investment & Insurance Services; HUB International; Hunnex and Shoemaker Inc.; IBN Financial Services, Inc.; IFP Securities, LLC; Imus Wilkerson Investment Management LLC; Independent Financial Group, LLC; Innovest Portfolio Solutions LLC; Iron Financial LLC; J.J.B. Hilliard W.L. Lyons, LLC; Janney Montgomery Scott LLC; JGP Wealth Management LLC; John Hancock Retirement Plan Services; Johnson & White Wealth Management LLC; JPMorgan Securities, LLC; Kestra Investment Services, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lincoln Investment Planning, Inc.; Lockton Financial Advisors, LPL Financial; M Holdings Securities, Inc.; Madison Wealth Partners, Inc.; Mariner Wealth Advisors LLC; Mayfair Advisory Group LLC; Merrill Lynch; Milestone Wealth; Miller Russell Associates; MMA Securities, LLC; MML Investors Services, LLC; Moloney Securities Co, Inc.; Morgan Stanley Smith Barney; Muriel Siebert & Co Inc.; Mutual Securities Inc.; Nationwide Retirement Solutions; New York Life Retirement Plan Services; Next Financial Group Inc.; NFP Advisor Services, LLC; Nicholson Capital Management, Inc.; Northwestern Mutual Investment Services; Nova 401(k) Associates; OneAmerica Securities, Inc.; Oppenheimer & Co., Inc.; Paragon Planners; PCA Investment Advisory Services, Inc.; Pensionmark Financial Group LLC; Pioneer Investment Management Inc.; Planned Solutions Inc.; Portia Capital Management; Principal Financial Group; Principal Securities, Inc.; Private Client Services, LLC; Prudential Retirement; Purshe Kaplan Sterling Investments; Quadrant Private Wealth Management LLC; Quinn Financial Partners, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets; Redfield Financial Group; Rehmann Capital Advisory Group; Rehmann Financial Network, LLC; Resources Investment Advisors Inc.; Revere Securities LLC; Retirement Plan Advisory Group; RFG Advisory, LLC; Richard P. Slaughter Associates; Robert W. Baird & Co. Inc.; Rockefeller Financial LLC; Rogan & Associates, Inc.; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; Sageview Advisory Group, LLC; Sanctuary Securities, Inc.; Scarborough Capital Management Inc.; Schroder Investment Management North America Inc.; Securian Financial Services, Inc.; Securities America, Inc.; Shook Research; Sigma Financial Corporation; Soltis Investment Advisors, LLC; Standard Retirement Services; Stifel, Nicolaus & Co., Inc.; Stratos Wealth Advisors LLC; SunTrust Investment Services; Ten Capital Investment Advisors, LLC; The Investment Center, Inc; The Luts & Greenleigh Group, Inc.; The Wealth Consulting Group; Thoroughbred Financial Services, LLC; Thrive Wealth Management LLC; Thrivent Investment Management Inc.; Transamerica Retirement Solutions; Triad Advisors, Inc.; Truist Investment Services, Inc; U.S. Bancorp Investments, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; Unionbanc Investment Services, LLC; USI Securities, Inc.; Victory Capital Management; Voya Financial Advisors; Voya Retirement Advisors, LLC; Waddell & Reed Inc.; Wealthplan Partners; Wellington Management Company; Wells Fargo-Wells Brokerage Service; Wells Fargo Clearing Services; West Virginia State Treasurer’s Office; Woodbury Financial Services, Inc.; WPG Advisors LLC.
DETERMINATION OF NET ASSET VALUE
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept
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purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
A Fund’s maximum offering price per Class A shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class SDR, Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.
CAPITALIZATION AND VOTING RIGHTS
The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share.
The Board of Directors of the Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Company. The Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.
The Directors of the Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.
As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.
Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company’s outstanding shares request it in writing, a meeting of the Company’s shareholders will be held to approve or disapprove the removal of director or directors.
Matters in which the interests of all the Funds of the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.
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PURCHASE AND REDEMPTION OF SHARES
For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds' prospectus.
AVAILABILITY OF CLASS A SALES CHARGE WAIVERS. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver. For more information, contact your Financial Intermediary.
EXEMPTIONS FROM INITIAL AND SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries. These financial intermediaries may impose different investment minimums and subsequent investment minimums where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares.
SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.
Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.
SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.
The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.
SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.
DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.
The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold. If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out).
When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.
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The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.
SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.
TAXES
FEDERAL TAX STATUS OF THE FUNDS
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).
Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a Fund fails to satisfy either the income requirement or asset diversification requirement described above, in certain cases, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notices to the IRS, curing such failure and possibly paying an additional tax or penalty.
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.
In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.
If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related
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income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Company intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.
In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.
A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Company seeks to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and realized capital gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and realized capital gains that it distributes to shareholders. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and realized capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.
As of October 31, 2021, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. The Funds are generally permitted to carry forward capital losses for an unlimited period.
FUND	SHORT-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION	LONG-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION
Emerging Markets Equity Fund	$280,433,397	$0
Emerging Markets Multi-Sector Bond Fund*	$8,800,443	$3,527,679
International Multi-Cap Value Fund	$0	$46,178,684
Securitized Income Fund	$320,533	$846,715
*
Future utilization of losses are subject to limitation under current tax laws.
If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.
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Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
Investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.
The Funds must accrue income on investments in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.
REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. A Fund also is subject to information reporting with respect to any excess inclusion income.
Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act, established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct 20% of “qualified business income,” which includes all ordinary REIT dividends
SHAREHOLDER TAXATION
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
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In general, as described in the prospectus, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
At the Company's option, the Company may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Company expects each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales
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charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectus, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 37%, for taxable years beginning after 2017 and before 2026 (if not extended further by Congress). Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.
Under recently issued Treasury regulations, certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent
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attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Non-U.S. shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.
A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Tax-Aware Bond Fund
The Tax-Aware Bond Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. With respect to certain taxable years, the Fund may satisfy this 50% requirement, but there can be no assurance the Fund would do so with respect to any of its taxable years. The following paragraphs apply only with respect to a taxable year of the Fund in which the 50% requirement is satisfied.
Portions of the dividends paid by the Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Fund will generally be subject to state and local income taxes.
Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of the Funds. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.
If the Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.
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Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.
Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Fund.
Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.
PRINCIPAL UNDERWRITER
HFD serves as the principal underwriter to each Fund. HFD is located at 690 Lee Road, Wayne, Pennsylvania 19087.
CUSTODIAN
Portfolio securities of each Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
PricewaterhouseCoopers LLP served as the Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2021 for each Fund, except for the Sustainable Core Bond Fund. PricewaterhouseCoopers LLP is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. BBD, LLP served as the Independent Registered Public Accounting Firm for Sustainable Core Bond Fund's Predecessor Fund for the fiscal year ended October 31, 2021. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103.
OTHER INFORMATION
The Hartford has granted the Company the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.
CODE OF ETHICS
Each Fund, HFMC, HFD and the sub-advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.
FINANCIAL STATEMENTS
The audited financial statements for each of China A Fund, Diversified Emerging Markets Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund, for the fiscal year ended October 31, 2021, together with the notes thereto, and reports of PricewaterhouseCoopers LLP, are incorporated by reference from such Funds’ Annual Report for the fiscal year ended October 31, 2021 (“Hartford Schroders Funds’ Annual Report”) into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. No other portions of the audited financials are incorporated by reference herein. The Hartford Schroders Funds’ Annual Report was filed with the SEC and is available at https://www.sec.gov/Archives/edgar/data/49905/000119312522003493/d246340dncsr.htm .
The audited financial statements for Sustainable Core Bond Fund's Predecessor Fund for the fiscal year ended October 31, 2021, together with the notes thereto, and report of BBD, LLP, are incorporated by reference from the Sustainable Core Bond Fund's Predecessor Fund's Annual Report for the fiscal year ended October 31, 2021 (“Schroder Core Bond Fund’s Annual Report”) into this SAI (meaning such document is legally part of this SAI) and is on file with the SEC. No other portions of the audited financials are incorporated by reference herein. Schroder Core Bond Fund’s Annual Report was filed with the SEC and is available at https://www.sec.gov/Archives/edgar/data/0000908802/000113542822000016/schroder-ncsr.htm .
The audited financial statements for Sustainable Core Bond Fund's Predecessor Fund for the fiscal year ended October 31, 2020, together with the notes thereto, and report of Ernst and Young LLP, are incorporated by reference from the Sustainable Core Bond Fund's Predecessor Fund's Annual Report for the fiscal year ended October 31, 2020 (“Schroder Core Bond Fund’s 2020 Annual Report”) into this SAI (meaning such document is legally part of this SAI) and is on file with the SEC. No other portions of the audited financials are incorporated by reference herein. Schroder Core Bond Fund’s 2020 Annual Report was filed with the SEC and is available at https://www.sec.gov/Archives/edgar/data/908802/000113542821000007/schroderst1031-ncsr.htm.
A free copy of the Hartford Schroders Funds’ Annual Report and Schroder Core Bond Fund’s Annual Report is available without charge by calling the Funds at 1-888-843-7824, by visiting the Funds’ website at hartfordfunds.com or on the SEC’s website at www.sec.gov.
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PROXY VOTING POLICIES AND PROCEDURES
The Board believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Funds' Policy Related to Proxy Voting, as approved by the Company’s Board, HFMC has delegated to the sub-adviser(s) the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities, subject to oversight by HFMC. A sub-adviser’s exercise of this delegated proxy voting authority on behalf of each Fund is subject to oversight by HFMC. A sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.” In addition, if a sub-adviser requests that HFMC vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary. The policies and procedures used by the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Funds' voting records. Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year. Information on how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available or will be available once the N-PX is filed with the SEC with respect to a Fund that commenced operations after June 30, 2021 (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.
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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES
SCHRODERS
PROXY VOTING
Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.
I. PROXY VOTING
The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser:
a.
Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients;
b.
Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and
c.
Upon request from the client, provide details regarding its proxy policies and procedures.
II. PROXY COMMITTEE
The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser.
The Group Proxy Committee exercises oversight to assure that proxies are:
–
Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and
–
The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client.
The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.
III. OVERSIGHT OF PROXY SERVICE PROVIDER
Schroders has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues, provide recommendations on how to vote those issues, and to provide administrative assistance with the proxy voting process. While the Group Proxy Committee takes into consideration the information provided by the Proxy Service Provider, the Group Proxy committee votes all proxies based on the Global Policy and the Adviser’s determinations regarding the best interests of its clients.
The Group Proxy Committee monitors the Proxy Service Provider’s performance and conflicts of interest to ensure the Adviser continues to vote proxies in the best interests of its clients. As part of its ongoing oversight, the Group Proxy Committee performs periodic due diligence on the Proxy Service Provider.
IV. VOTING CONFLICTS OF INTEREST
Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommendation from the third party is unavailable, or if the Group Committee believes it should override the recommendations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing.
V. RECORD KEEPING
The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for five years.
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VI. DISCLOSURE
1.
The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes.
2.
A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
VII. DUE DILIGENCE
The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures. The Chief Compliance Officer may rely on reports provided by the Group Proxy Committee.
VIII. ANNUAL REVIEW
The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019, April 2020
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The following is an excerpt from Schroders’ Environmental, Social and Governance Policy for Listed Assets dated December 2020. The complete version of Schroders’ Environmental, Social and Governance Policy for Listed Assets is available on hartfordfunds.com.
Active Ownership
Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process.
Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise.
Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.
Company Engagement
Purpose
Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships.
Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value.
When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach:
1 Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance.
2 Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000.
3 Impact: The insight gained through engagement can directly influence the investment case
4 Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all.
We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions.
These issues may be identified through our thematic research, company level- investment research, stakeholder scores within our proprietary tools or responding to controversies.
We prioritise our engagement activities based on the materiality of the issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument.
Process
Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements.
A company engagement generally begins with a process of enhancing our understanding of the company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM).
Our mechanism for engagement typically involves one of the following methods which may vary by region:
– One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager)
– Written correspondence;
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– Phone calls;
– Discussions with company advisers and stakeholders;
– Voting;
– Collective engagement with other investors
– Events to educate companies or collaborate on new reporting frameworks
Transparency
Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements.
We also capture the influencing power of our voice through proxy voting and acknowledge how our involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports.
Voting: Coverage
We recognise our responsibility to make considered use of voting rights.
The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients.
We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients.
The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to:
– Approval of directors,
– Accepting reports and accounts
– Approval of incentive plans
– Capital allocation
– Reorganisations and mergers
We vote on both shareholder and management resolutions.
Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy) to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting.
Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us.
The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client.
In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.
Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.
Voting: Operational
As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote.
An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately.
We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers.
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Voting: Conflicts of Interest
Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting.
Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings.
Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).
Examples of conflicts of interest include (but are not limited to):
– where the company being voted on is a significant client of Schroders,
– where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on;
– where Schroders or an affiliate is a shareholder of the company being voted on;
– where there is a conflict of interest between one client and another;
– where the director of a company being voted on is also a director of Schroders plc;
– where Schroders plc is the company being voted on.
Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former.
If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third- party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above.
In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds.
Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.
Voting Client Choice/Delegating Authority
Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders.
Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests.
We welcome a dialogue with our clients on voting policy and its application
Disclosure
We believe transparency is an important feature of effective Stewardship.
We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis.
On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes.
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As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements.
All of these reports above are available on our website:
https://www.schroders.com/en/about-us/active-ownership/sustainability-analysis-in-practice/;
Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing.
Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales.
The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal.
Stock Lending
We do not currently Stock Lend for our pooled funds.
Screening and Exclusions
We fully support the following international conventions:
– The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions
– The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti- personnel landmines
– The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons
– Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons.
We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind.
Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. These are publicly disclosed and available on our website: http://www.schroders.com/sustainability
We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensure that their views are reflected in the most accurate way possible.
In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.
Corporate Governance:
Our Core Principles
The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients.
Strategy, Performance, Transparency and Integrity
Strategic Focus
Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term.
If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax- efficient manner.
Shareholders’ Interests
We will oppose any proposal or action which materially reduce or damage shareholders’ rights.
Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.
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With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board.
Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.
Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.
Reporting
The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.
Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.
Auditors
Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts.
In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent.
Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question.
Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence.
Internal Controls
The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken.
However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business
Boards and Management
Status and Role
The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value.
Board members must be independent, competent and have relevant expertise.
The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.
The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.
Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections.
Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company.
Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded.
Board Leadership
Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues.
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Board Structure
Boards should consider the diversity and balance of the board:
– The board should be balanced, such that no group dominates the board or supervisory body.
– There should be a material number of genuinely independent non-executive directors on the board or supervisory body. Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics
Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable.
Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member
Board Performance
The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.
Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.
Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety of tenures will ensure that different perspectives are brought to discussions and ensure orderly succession.
We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.
Committees
Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non- executive board members.
Succession Planning
The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated.
The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one.
Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation.
It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure.
The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non- executive directors.
Capital
Efficient Use of Capital
Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.
Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle.
Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.
Capital should not be used for value-destroying acquisitions.
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Issuing Shares
Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.
The creation of different classes of equity share capital must be fully justified.
Pre-emption Rights
Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre- emption Group.
We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.
Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.
We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.
Share Voting Rights
Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.
Executive Remuneration
In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.
We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.
In formulating proposals, remuneration committees and boards should, in particular:
– Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;
– Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;
– Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation;
– Avoid arrangements that would encourage the destruction of shareholder value;
– Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;
– Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;
– Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;
– Not re-price, adjust, or otherwise amend stock options and awards;
– Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;
– Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;
– Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.
– Long term incentives to be paid in shares which have a performance and vesting period of at least five years.
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Environmental and Social Performance and Resolutions
We examine E&S performance and resolutions on a case by case basis according to the following framework.
1 Materiality
We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate.
2 Transparency
As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business.
3 Asymmetric knowledge
As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices.
4 Alignment with evolving ESG best practice
Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences.
5 Evidence of policy implementation and progress
Whilst transparency is key, we want re- assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks.
6 Responsible conduct
Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies.
Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro- active in strengthening its management systems to ensure that probability of future controversies has been minimised.
Other Environmental & Social Issues
Climate
Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the Paris Accord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe will help achieve that goal.
Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it.
UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption
We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles. Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors.
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Biodiversity
The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable.
Water use
Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water.
Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk.
Taxation
Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies.
Oppressive regimes
These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes.
We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control
Other Corporate Governance Issues
Takeover Bids
Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.
Poison Pills and Takeover Defences Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.
Company Constitutions
The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.
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Environmental, Social and
Governance Policy for Listed Assets
Schroder Investment Management Limited
1 London Wall Place, London EC2Y 5AU, United Kingdom Tel: +44 (0) 20 7658 6000
schroders.com
@schroders
Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.
The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/ sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited,
1 London Wall Place, London EC2Y 5AU. Registered No. 1893220 England. Authorised and regulated by the Financial Conduct Authority. 530306
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APPENDIX B: CREDIT RATINGS
The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business. A sub-adviser receives credit quality ratings on each Fund’s underlying securities from the three major reporting agencies – Standard & Poor’s Global Ratings Services (“S&P Global Ratings”), Moody’s Investor Services, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). When calculating the credit quality breakdown for a security, a sub-adviser uses the average rating of the three agencies. Securities that are not rated by all three ratings agencies are marked as unrated by one or more agencies. A sub-adviser’s ratings include cash and cash equivalents, which it rates AA-. A sub-adviser converts all ratings to the equivalent S&P Global Ratings’ major rating category for purposes of the category shown. Securities determined by a sub-adviser to be below investment grade are represented by ratings of BB and below. Ratings and overall portfolio credit quality may change over time and unrated securities are not necessarily low quality securities.
LONG-TERM CREDIT RATINGS:
MOODY’S
Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated B are considered speculative and are subject to high credit risk.
Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P GLOBAL RATINGS
AAA –– An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
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B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM CREDIT RATINGS:
MOODY’S
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P GLOBAL RATINGS
A-1 –– A short-term obligation rated ‘A–1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated ‘A–2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated ‘A–3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B –– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
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RATING OF MUNICIPAL OBLIGATIONS:
S&P GLOBAL RATINGS
MUNICIPAL NOTES
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:
1. Amortization schedule - - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
2. Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note Ratings are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S
SHORT-TERM OBLIGATION RATINGS
Moody’s uses the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
DEMAND OBLIGATION RATINGS
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
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VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
DUAL RATINGS:
S&P Global Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
INTERNATIONAL LONG-TERM CREDIT RATINGS:
FITCH
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
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d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
INTERNATIONAL SHORT-TERM CREDIT RATINGS:
FITCH
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.
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APPENDIX C: CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
As of January 31, 2022, to the knowledge of the Company’s management, except for Class I shares of China A Fund and Class A shares of Diversified Emerging Markets Fund, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of January 31, 2022, the directors and officers of the Company, as a group, owned approximately 1.19% and 13.89% of the outstanding shares of Class I shares of China A Fund and Class A shares of Diversified Emerging Markets Fund, respectively. As of January 31, 2022, to the knowledge of a Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a Fund:
FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
CHINA A FUND
ATTN MUTUAL FUNDS C/O SEI PRIVATE TRUST COMPANY OAKS PA								12.09%
ATTN MUTUAL FUNDS C/O SEI PRIVATE TRUST COMPANY OAKS PA							30.48%
CAPINCO C/O US BANK NA MILWAUKEE WI								6.30%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA			71.99%
CMA DINGLE-ERISA R/R RELIANCE TRUST CO* ATLANTA GA								38.50%
FIFTH THIRD BANK FBO CUST/WITTENBERG UNIVERSITY CINCINNATI OH							56.40%
GERLACH & CO LLC/CITIBANK OPEN WE0 TAMPA FL	18.89%
HARTFORD FUNDS DISTRIBUTORS WAYNE PA	24.42%	86.18%					5.41%	5.58%
INTERACTIVE BROKERS LLC GREENWICH CT							7.39%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST* JERSEY CITY NJ	43.22%							34.82%
NATIONAL FINANICAL SERIVCES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			26.22%
PERSHING LLC JERSEY CITY NJ		6.10%
SCHRODER US HOLDINGS INC** NEW YORK NY									100.00%
UMB BANK NA CUST SIMPLE IRA FBO IRVINE CA		7.62%
DIVERSIFIED EMERGING MARKETS FUND
HARTFORD FUNDS MANAGEMENT COMPANY, LLC* WAYNE PA									50.12%
SCHRODER US HOLDINGS INC** NEW YORK NY									49.86%
EMERGING MARKETS MULTI-SECTOR BOND FUND
ATTN MUTUAL FUND OPERATIONS MAC & CO PITTSBURGH PA							97.98%
BLUE CROSS BLUE SHIELD OF MASSACHUSSETTS FDN INC BNY MELLON TTEE BOSTON MA									20.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS SAN FRANCISCO CA	16.02%
EMPLOYEES SECURITY FUND OF THE ELECTRICAL PRODUCTS INDUSTRIES PENSION FLUSHING NY									9.34%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				33.68%	100.00%	100.00%		100.00%
FBO RJS ELECTRONICS INC 401(K) PROFIT COLUMBUS OH				66.32%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	6.14%		33.97%
[REDACTED] TYLER HILL PA		22.74%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	11.42%		16.57%
118

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	21.74%		31.29%
PENSION HOSPTIALIZATION & BENEFIT PLAN OF THE ELECTRICAL INDUSTRY* FLUSHIING NY									64.46%
PERSHING LLC JERSEY CITY NJ	19.53%
PERSHING LLC JERSEY CITY NJ		17.24%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY WEEHAWKEN NJ	8.65%	53.08%	11.74%
VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA									5.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.39%
EMERGING MARKETS EQUITY FUND
ATTN MUTUAL FUNDS ADMINISTRATOR C/O UNION BANK SEI PRIVATE TRUST COMPANY OAKS PA								5.03%
BAND & CO FBO US BANK NA MILWAUKEE WI								6.55%
FBO C/O FASCORE LLC GREENWOOD VLG CO				38.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS SAN FRANCISCO CA	14.92%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	11.63%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						88.50%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA				16.62%
FBO C/O FASCORE LLC CHATTANOOGA ALLERGY CLINIC PLLC GREENWOOD VLG CO				10.57%
MID ATLANTIC TRUST COMPANY FBO SEAWOLF CONSTRUCTION CORP 401(K) P PITTSBURGH PA				8.66%
MLPF&S INC* JACKSONVILLE FL	30.71%		50.73%					66.70%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	18.22%	51.52%	31.84%	17.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.62%						91.14%	5.15%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ									58.59%
PERSHING LLC JERSEY CITY NJ		5.42%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST SCHWABE WILLIAMSON & WYATT P C PORTLAND OR					99.96%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.68%
FBO C/O FASCORE LLC ALL AROUND CREATIVE DESIGN 401K GREENWOOD VLG CO				7.50%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO						7.37%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		24.52%	6.22%
WELLS FARGO BANK NA FBO MULTICARE HEALTH - SCHRODER MMKT MINNEAPOLIS MN									6.76%
119

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		6.80%
INTERNATIONAL MULTI-CAP VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN			13.04%
ATTN MUTUAL FUNDS ADMIN C/O M&T BANK/WTC SEI PRIVATE TRUST COMPANY OAKS PA									9.26%
CAPITAL BANK & TRUST CO TTEE FBO C/O FASCORE LLC SCHEIBEL CONSTRUCTION 401K PSP GREENWOOD VLG CO					15.52%
CAPITAL BANK & TRUST COMPANY TTEE F APPLIED UNDERWRITERS INC RSP GREENWOOD VLG CO					14.91%
CAPITAL BANK & TRUST COMPANY TTEE F BERNANRD LYONS GADDIS AND KAHN PC GREENWOOD VLG CO					17.96%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						25.51%	27.54%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS SAN FRANCISCO CA	7.99%		7.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	55.20%							33.09%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					11.74%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA								6.35%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						18.59%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY CIC SEVERANCE PAYMENT DEFER- RAL PLA FOLSOM CA						5.36%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY TEXAS ROADHOUSE MANAGEMENT CORP DE FOLSOM CA						23.78%
MID ATLANTIC TRUST COMPANY FBO ST. LOUIS CONVENTION AND VISITORS PITTSBURGH PA					8.45%
MLPF&S INC JACKSONVILLE FL			5.97%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		32.13%	8.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			16.50%				48.67%	16.50%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	13.99%								53.04%
OLTRUST & CO - PLANREINVESTREINVEST EVANSVILLE IN						17.15%
PERSHING LLC JERSEY CITY NJ			10.98%				8.34%
PERSHING LLC JERSEY CITY NJ		14.89%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		21.01%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ST PETERSBURG FL			11.41%
SEI PRIVATE TRUST COMPANY C/O TRUIST OAKS PA			8.70%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE							13.14%
THE HARTFORD HARTFORD CT					6.66%
120

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
THE TRUST COMPANY OF TENNESSEE KNOXVILLE TN								24.47%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ		6.72%	7.13%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA								8.25%
INTERNATIONAL STOCK FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA							93.09%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS SAN FRANCISCO CA	14.32%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	51.03%							97.18%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					5.34%	18.99%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY		10.46%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			6.79%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. USD INDEPENDENCE (KS) DENVER CO				6.47%
MATRIX TRUST COMPANY CUST. FBO SUPERIOR FOOD BROKERAGE DENVER CO				11.74%
MID ATLANTIC TRUST COMPANY FBO DAKOTA COL- LECTIBLES 401(K) RETIREM PITTSBURGH PA				5.57%
MID ATLANTIC TRUST COMPANY FBO EVERGREEN AIR CONDITIONING INC 401 PITTSBURGH PA				5.72%
MID ATLANTIC TRUST COMPANY FBO VICENTE CONSULTING LLC 401(K) PROF PITTSBURGH PA				5.55%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL									6.15%
MLPF&S INC JACKSONVILLE FL			11.34%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	7.63%	42.91%	20.74%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ						6.61%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	10.18%		16.03%						46.61%
PERSHING LLC JERSEY CITY NJ			10.78%
PERSHING LLC JERSEY CITY NJ		6.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.98%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ST PETERSBURG FL			6.25%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN			5.33%
C/O FASCORE DIVISION 9 ASSOCIATES INC 401K PSP GREENWOOD VLG CO				6.04%
STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA				29.88%
FBO C/O FASCORE LLC INNOVATIVE 401(K) SAVINGS PLAN GREENWOOD VLG CO				6.50%
121

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO						57.46%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO									12.26%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		8.50%
SECURITIZED INCOME FUND
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA	68.02%						87.48%	100.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST* NEW YORK NY	25.12%	97.71%	66.12%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			7.79%
NORTHERN TRUST CO CUST FBO COLCOM FOUNDA- TION CHICAGO IL									16.71%
PENSION HOSPTIALIZATION & BENEFIT PLAN OF THE ELECTRICAL INDUSTRY FLUSHIING NY									28.62%
PERSHING LLC JERSEY CITY NJ							12.27%
SCHRODER US HOLDINGS INC** NEW YORK NY									51.53%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ			16.76%
SUSTAINABLE CORE BOND FUND
ATTN MUTUAL FUNDS SEI PRIVATE TRUST COMPANY OAKS PA									17.92%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA							7.62%
CITI PRIVATE BANK JERSEY CITY NJ									15.34%
THE HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA								37.98%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA			100.00%	100.00%	100.00%	100.00%
THE HARTFORD GROWTH ALLOCATION FUND WAYNE PA								7.17%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA								54.83%
MAC & CO PITTSBURGH PA							11.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ							7.02%
NORTHERN TRUST COMPANY CUST FBO RIVERVIEW FOUNDATION CHICAGO IL							23.28%
RELIANCE TRUST CO FBO SALEM TRUST EB R/R ATLANTA GA									23.28%
RELIANCE TRUST CO TTEE ADP ACCESS LARGE CAP MARKET 401K ATLANTA GA							17.93%
U S BANK NA FBO ST LUKE'S HS BPP - SCHRODERS MILWAUKEE WI									31.26%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ							9.15%
US BANK FBO JDLC FARM WRKRS PEN SCHRODERS MILWAUKEE WI									7.35%
VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA							14.05%
TAX-AWARE BOND FUND
ABELL RANCHES LP PARTNERSHIP HOUSTON TX									6.40%
BAND & CO FBO US BANK NA MILWAUKEE WI									11.12%
C/O ALTAZANO MGMT LLC HOUSTON TX									9.02%
122

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
COLONIAL TRUST COMPANY TTEE CHARLESTON SC									7.85%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	45.37%	30.89%						89.10%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			6.31%
MLPF&S INC JACKSONVILLE FL			13.85%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		8.00%	10.71%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ			23.73%
PERSHING LLC JERSEY CITY NJ	9.28%		10.08%
PERSHING LLC JERSEY CITY NJ		18.08%					96.16%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.23%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ST PETERSBURG FL	7.61%
UBS WM USAOMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	18.18%	8.30%	8.88%
WASHINCO MILWAUKEE WI									43.37%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		10.39%
US MIDCAP OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN			6.43%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT INDIANAPOLIS IN					21.87%
ASCENSUS TRUST CO FBO KINGHORN INSURANCE AGENCY OF BEAUFORT 401(K) PLAN FARGO ND					9.41%
ASCENSUS TRUST COMPANY FBO ANIMAL LEGAL DEFENSE FUND 401(K) R FARGO ND					21.72%
ASCENSUS TRUST COMPANY FBO COMWEB PACKAG- ING CORP EMPLOYEES FARGO ND				24.10%
C/O MISSIONSQUARE RETIREMENT CITY OF BRADENTON BRADENTON FL						14.18%
CAPITAL BANK & TRUST CO FBO C/O FASCORE AMITRON CORPORATION 401K RP GREENWOOD VLG CO				12.85%
CAPITAL BANK & TRUST COMPANY TTEE F METAL TITE PRODUCTS GREENWOOD VLG CO				11.38%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	30.68%							87.43%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA									13.17%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		6.60%	7.17%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.58%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BELLEVILLE SCHOOL DISTRICT # 118 DENVER CO					10.31%
MATRIX TRUST COMPANY CUST FBO DARWILL, INC. PROFIT SHARING AND S PHOENIX AZ						70.56%
MATRIX TRUST COMPANY CUST FBO DARWILL, INC. SUPPLEMENTAL DEFERRE PHOENIX AZ						6.85%
MLPF&S INC JACKSONVILLE FL			5.44%
123

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.55%	20.19%	17.99%	6.51%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.59%					88.33%	9.78%	9.44%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	14.75%		13.36%
PERFECT OUTPUT OF KANSAS CITY TTEE PERFECT OUTPUT LLC 401K C/O FASCORE LLC GREENWOOD VILLAGE CO				29.03%
PERSHING LLC JERSEY CITY NJ	5.59%		8.74%
PERSHING LLC JERSEY CITY NJ		5.99%
FULLER SUPPLY COMPANY PSP C/O FASCORE LLC GREENWOOD VILLAGE CO					27.90%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		15.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ST PETERSBURG FL			11.72%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA									29.30%
VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA									12.16%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	12.38%	33.21%	11.56%
US SMALL CAP OPPORTUNITIES FUND
C/O FASCORE REDSTONE PROPERTIES INC SAFE HARBO GREENWOOD VLG CO						9.07%
ASCENSUS TRUST COMPANY FBO ALLEN-SMITH CONSULTING RETIREMENT FARGO ND				13.26%
ASCENSUS TRUST COMPANY FBO AQUA SYSTEMS INC 401(K) PLAN FARGO ND					21.50%
ASCENSUS TRUST COMPANY FBO EN2 RESOURCES INC 401K PLAN FARGO ND				6.69%
ASCENSUS TRUST COMPANY FBO MULL GROUP PROFIT SHARING 401(K) FARGO ND				6.11%
ASCENSUS TRUST COMPANY FBO NEXEN TIRE AMERICA 401(K) PLAN FARGO ND				15.15%
ASCENSUS TRUST COMPANY FBO ORMOND CONSTRUCTION 401(K) PLAN FARGO ND					41.78%
ASCENSUS TRUST COMPANY FBO PRESBY 401(K) PLAN FARGO ND				10.36%
ASCENSUS TRUST COMPANY FBO TEIKOKU PHARMA USA INC 401(K) PLA FARGO ND					6.40%
ASCENSUS TRUST COMPANY FBO ULTRAVIOLET RESOURCES INTERNATIONAL FARGO ND				8.53%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA									26.79%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA			21.56%
FBO C/O FASCORE LLC H & B COMMUNICATIONS INC PSP 401K GREENWOOD VLG CO						10.32%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	29.66%							84.34%
124

FUND / SHAREHOLDER	CLASS A	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F	CLASS SDR
FB C/O FASCORE WINDSOR GYMNASTICS 401K GREENWOOD VLG CO				8.19%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	6.60%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. BROOKHAVEN-COMSEWOGUE UFSD 403B DENVER CO						11.23%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EAST QUOGUE UFSD (NY) 403(B) PLAN DENVER CO						7.54%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EASTPORT-SOUTH MANOR CSD (NY) 403B DENVER CO						8.36%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SOUTHAMPTON PUBLIC SCHOOLS (NY) DENVER CO						9.61%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WESTHAMPTON BEACH UFSD (NY) 403(B) DENVER CO						18.21%
MID ATLANTIC TRUST COMPANY FBO BOSTON GOURMET CHEFS INC PITTSBURGH PA					5.19%
MID ATLANTIC TRUST COMPANY FBO RYDELL CHEVROLET, INC. EMPLOYEE SA PITTSBURGH PA					18.16%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.16%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ							90.27%	5.46%	21.99%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	9.86%		19.82%
PERSHING LLC JERSEY CITY NJ	9.19%		5.72%
PERSHING LLC JERSEY CITY NJ		8.99%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		29.26%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ST PETERSBURG FL			11.84%
RELIANCE TRUST CO FBO ABNY EB R/R ATLANTA GA									17.25%
SAXON & CO CLEVELAND OH								9.86%
C/O FASCORE DIVISION 9 ASSOCIATES INC 401K PSP GREENWOOD VLG CO				5.74%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			8.34%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C WEEHAWKEN NJ	6.95%
VOYA INSTITUTIONAL TRUST CUST FBO VOYA INSTITUTIONAL TRUST WINDSOR CT									28.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.23%	42.12%
*
May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.
**
Schroder US Holding Inc., whose principal office is located at 7 Bryant Park, New York, NY 10018, has made an investment in China A Fund, Diversified Emerging Markets Fund, and Securitized Income Fund. Schroder US Holding Inc. and each of SIMNA and SIMNA Ltd. are directly or indirectly owned by Schroders plc, a global asset management company. As of January 31, 2022, Schroder US Holding Inc. had a greater than 25% interest in the Diversified Emerging Markets Fund and therefore, Schroder US Holding Inc. may be deemed to be a “control person” of the Diversified Emerging Markets Fund for purposes of the 1940 Act.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.
125

MFSCHSAI-03012022
126

THE HARTFORD MUTUAL FUNDS II, INC.
PART C
OTHER INFORMATION
Item 28. Exhibits
a.(i)
Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)
a.(ii)
Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)
a.(iii)
Articles Supplementary dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)
a.(iv)
Articles of Amendment dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)
a.(v)
Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)
a.(vi)
Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)
a.(vii)
Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)
a.(viii)
Articles of Amendment dated February 19, 2016 (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)
a.(ix)
Articles of Supplementary dated June 14, 2016 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)
a.(x)
Certificate of Correction dated July 13, 2016 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)
a.(xi)
Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)
a.(xii)
Articles Supplementary dated May 23, 2017 (incorporated by reference to Post-Effective Amendment No. 141 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 1, 2017)
a.(xiii)
Articles Supplementary dated August 4, 2017 (incorporated by reference to Post-Effective Amendment No. 141 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 1, 2017)
a.(xiv)
Articles of Amendment dated October 18, 2017 (incorporated by reference to Post-Effective Amendment No. 142 to Registration Statement on Form N-1A (File No. 002-11387) filed on October 31, 2017)
a.(xv)
Articles Supplementary dated November 9, 2017 (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)

a.(xvi)
Articles Supplementary dated May 9, 2018 (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
a.(xvii)
Articles Supplementary dated August 23, 2018 (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
a.(xviii)
Articles Supplementary dated February 12, 2019 (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
a.(xix)
Articles of Amendment dated April 2, 2019 (incorporated by reference to Post-Effective Amendment No. 152 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 31, 2019)
a.(xx)
Articles Supplementary dated May 6, 2019 (incorporated by reference to Post-Effective Amendment No. 152 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 31, 2019)
a.(xxi)
Articles Supplementary dated February 21, 2020 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
a.(xxii)
Articles Supplementary dated May 22, 2020 (incorporated by reference to Post-Effective Amendment No. 161 to Registration Statement on Form N-1A (File No. 002-11387) filed on January 28, 2021)
a.(xxiii)
Articles Supplementary dated December 7, 2020 (incorporated by reference to Post-Effective Amendment No. 161 to Registration Statement on Form N-1A (File No. 002-11387) filed on January 28, 2021)
a.(xxiv)
Articles Supplementary dated March 25, 2021 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-258850) filed on August 16, 2021)
a.(xxv)
Articles Supplementary dated July 1, 2021 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-258850) filed on August 16, 2021)
a.(xxvi)
Articles Supplementary dated August 24, 2021 (incorporated by reference to Post-Effective Amendment No. 166 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 21, 2021)
a.(xxvii)
Articles Supplementary dated December 2, 2021 (filed herewith)
a.(xxviii)
Articles Supplementary dated February 16, 2022 (filed herewith)
b.
Amended and Restated By-Laws (incorporated by reference to Post-Effective Amendment No. 141 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 1, 2017)
c.
Not Applicable
d.(i).a
Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Exhibit d.(i) of Post-Effective Amendment No. 141 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 1, 2017)
d.(i).b
Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 31, 2020)
d.(i).b.1
Amendment Number 2 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 170 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 12, 2021)
d.(i).b.2
Amendment Number 3 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)

d.(i).b.3
Amendment Number 5 to the Investment Management Agreement with Hartford Funds Management Company, LLC (filed herewith)
d.(ii).a
Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Exhibit d.(ii) of Post-Effective Amendment No. 141 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 1, 2017)
d.(ii).b
Schedule A effective July 16, 2018 to Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 154 to Registration Statement on Form N-1A (File No. 002-11387) filed on January 9, 2020)
d.(iii).a(i)
Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
d.(iii).a(ii)
Form of Amendment 3 to the Schedule A to Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
d.(iii).a(iii)
Form of Amendment 4 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 31, 2020)
d.(iii).a(iv)
Amendment 5 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)
d.(iii).a(v)
Amendment 6 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 170 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 12, 2021)
d.(iii).a(vi)
Amendment 7 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. (filed herewith)
d.(iii).b(i)
Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post- Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
d.(iii).b(ii)
Amendment Number 3 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
d.(iii).b(iii)
Form of Amendment Number 4 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 31, 2020)
d.(iii).b(iv)
Form of Amendment Number 5 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2021)
d.(iii).b(v)
Amendment Number 6 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)
d.(iii).b(vi)
Amendment Number 7 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)

d.(iii).b(vii)
Amendment Number 8 to the Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)
e.(i).a
Amended and Restated Principal Underwriting Agreement dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)
e.(i).b
Amendment Number 1 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 20, 2013)
e.(i).c
Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)
e.(i).d
Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)
e.(i).e
Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)
e.(i).f
Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)
e.(i).g
Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)
e.(i).h
Form of Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)
e.(i).i
Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Exhibit e.(i).g of Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002- 11387) filed on February 28, 2017)
e.(i).j
Amendment Number 9 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
e.(i).k
Amendment Number 10 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
e.(i).l
Amendment Number 11 to Principal Underwriting Agreement (incorporated by reference to Post- Effective Amendment No. 152 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 31, 2019)
e.(i).m
Amendment Number 12 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
e.(i).n
Form of Amendment Number 13 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 159 to Registration Statement on Form N-1A (File No. 002-11387) filed on March 31, 2020)
e.(i).o
Amendment Number 14 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 170 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 12, 2021)

e.(i).p
Amendment Number 15 to the Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 168 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2021)
e.(ii)
Form of Selling Agreement (filed herewith)
f.
Not Applicable
g.(i).a
Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Exhibit g.(ii) of Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)
g.(i).b
Amendment Number 2 to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
g.(i).c
Letter Agreement to Update Appendix A and Appendix A-1 to the Custodian Agreement dated November 2, 2021 (filed herewith)
h.(i).a
Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
h.(i).b
Form of Amendment No. 2 to Amended and Restated TA Agreement (filed herewith)
h.(ii).a
Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)
h.(ii).b
Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)
h.(ii).c
Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)
h.(ii).d
Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)
h.(ii).e
Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)
h.(ii).f
Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 139 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)
h.(ii).g
Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 139 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)
h.(ii).h
Amendment Seven to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
h.(ii).i
Amendment Eight to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 147 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2019)
h.(ii).j
Amendment Nine to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 152 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 31, 2019)
h.(ii).k
Form of Amendment Ten to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)

h.(ii).l
Form of Amendment Eleven to Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2020)
h.(ii).m
Amendment Twelve to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 161 to Registration Statement on Form N-1A (File No. 002-11387) filed on January 28, 2021)
h.(ii).n
Form of Amendment Thirteen to Fund Accounting Agreement (incorporated by reference to Registration Statement on Form N-14 (File No. 333-258850) filed on August 16, 2021)
h.(iii)
Form of Amended and Restated Expense Limitation Agreement (filed herewith)
h.(iv)
Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019 (incorporated by reference to Post-Effective Amendment No. 154 to Registration Statement on Form N-1A (File No. 002-11387) filed on January 9, 2020)
h.(iv).a
Fifth Amendment to the Global Securities Lending Agency Agreement dated June 4, 2021 (filed herewith)
h.(iv).b
Sixth Amendment to the Global Securities Lending Agency Agreement dated September 22, 2021 (filed herewith)
h.(iv).c
Seventh Amendment to the Global Securities Lending Agency Agreement dated November 18, 2021 (filed herewith)
i.
Opinion and Consent of Counsel (filed herewith)
j.(i)
Consents of Independent Registered Public Accounting Firm for each Fund, except Hartford Schroders Sustainable Core Bond Fund (filed herewith)
j.(ii)
Consent of Independent Registered Public Accounting Firm for Hartford Schroders Sustainable Core Bond Fund (filed herewith)
j.(iii)
Consent of former Independent Registered Public Accounting Firm for Hartford Schroders Sustainable Core Bond Fund (filed herewith)
k.
Not Applicable
l.
Not Applicable
m.
Amended and Restated Rule 12b-1 Plan of Distribution (filed herewith)
n.
Amended and Restated Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 170 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 12, 2021)
o.
Reserved
p.(i)
Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated May 1, 2020 (incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2021)
p.(ii)
Code of Ethics of Wellington Management Company LLP dated June 1, 2020 (incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2021)
p.(iii)
Code of Ethics of Schroder Investment Management North America Inc. dated April 2020 (incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2021)
p.(iv)
Code of Ethics of Schroder Investment Management North America Limited dated March 2018 (incorporated by reference to Post-Effective Amendment No. 162 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 26, 2021)
q.
Power of Attorney dated January 21, 2022 (filed herewith)

Item 29. Persons Controlled by or Under Common Control with Registrant
Not applicable
Item 30. Indemnification
Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.
Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.
Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).
Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser
Hartford Funds Management Company, LLC (“HFMC”) serves as the investment adviser to each series of the Registrant. The executive officers of HFMC are listed in the investment adviser registration on Form ADV for HFMC (File No. 801-77209) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.
Name	Position with HFMC(1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board, President and Manager
Executive Vice President of The Hartford Financial
Services Group, Inc.(2) (“The Hartford”); Senior
Managing Director, Chairman of the Board and
Manager of Hartford Funds Distributors, LLC(3)
(“HFD”); President, Senior Managing Director,
Director and Chairman of the Board of Hartford
Administrative Services Company(4) (“HASCO”); and
President, Director, Chairman and Senior Managing
Director of the Hartford Funds Management Group,
Inc.(5) (“HFMG”)

Gregory A. Frost	Managing Director, Chief Financial Officer and Manager	Director, Managing Director and Chief Financial Officer of HASCO; Manager, Managing Director and Chief Financial Officer of HFD; and Managing Director and Chief Financial Officer of HFMG
Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG
Theodore Lucas	None	Executive Vice President of HFMG
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HASCO, HFD and HFMG
Vernon J. Meyer	Chief Investment Officer and Managing Director	Managing Director of HFMG
Anita Baldwin	Vice President	Vice President of HFMG
Jeffrey T. Coghan	Vice President	Senior Vice President of HFD and HFMG
Amy N. Furlong	Vice President and Assistant Treasurer	Vice President of HFMG
Allison Z. Mortensen	Vice President	Vice President of HFMG
Christopher Morvant	Vice President	None
David A. Naab	Vice President and Assistant Treasurer	None
Shannon O’Neill	Vice President and Controller	Vice President and Controller of HASCO and HFMG; Financial and Operations Principal (FINOP), Vice President and Controller of HFD
Alice A. Pellegrino	None	Vice President of HFMG
Thomas R. Phillips	Vice President	Senior Vice President and Assistant Secretary of HFMG
Kevin F. Barnett	Assistant Secretary	Assistant Secretary of HASCO, HFD, and HFMG
Eapen A. Chandy	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer of HASCO, HFD, HFMG, The Hartford, and Hartford Investment Management Company(7) (“HIMCO”)
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HASCO, HFD, HFMG, and The Hartford
Kathleen E. Jorens	Assistant Vice President and Treasurer	Assistant Vice President and Treasurer of HASCO and HFMG; Treasurer and Senior Vice President of HIMCO and The Hartford; Senior Vice President and RPG Business Line Principal of HFD
Elizabeth L. Kemp	Assistant Secretary	Assistant Secretary of HFD, HFMG, and HIMCO; Assistant Treasurer of HASCO
Timothy M. Ligay	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, and HIMCO
Gissell Novas	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, and HIMCO

Name	Position with HFMC(1)	Other Business
Keith R. Percy	Vice President	Vice President of HASCO, HFD, HFMG, and HIMCO; Head of Corporate Tax and Senior Vice President of The Hartford
(1)
The principal business address for HFMC is 690 Lee Road, Wayne, Pennsylvania 19087.
(2)
The principal business address for The Hartford is One Hartford Plaza, Hartford, Connecticut 06155.
(3)
The principal business address for HFD is 690 Lee Road, Wayne, Pennsylvania 19087.
(4)
The principal business address for HASCO is 690 Lee Road, Wayne, Pennsylvania 19087.
(5)
The principal business address for HFMG is 690 Lee Road, Wayne, Pennsylvania 19087.
(6)
The principal business address for HIMCO is One Hartford Plaza, Hartford, Connecticut 06155.
Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The officers of Wellington Management have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of Wellington Management or certain of its corporate affiliates.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) each serve as sub-adviser and sub-sub-adviser, respectively, to certain series of the Registrant. The executive officers of SIMNA and SIMNA Ltd. are listed in the respective investment advisers’ registration on Forms ADV (File No. 801-15834 and File No. 801-37163, respectively) and are hereby incorporated herein by reference thereto. The directors and officers of SIMNA and SIMNA Ltd. have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of SIMNA or certain of its corporate affiliates.
Item 32. Principal Underwriters
(a)
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each series of the Registrant and is an indirect subsidiary of The Hartford Financial Services Group, Inc. HFD is also the principal underwriter for the series of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.
(b)
The directors and principal officers of HFD and their position with the Registrant are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Kevin F. Barnett**	Assistant Secretary	None
John F. Brennan	Senior Vice President	None
Eapen A. Chandy**	Assistant Vice President and Assistant Treasurer	None
Jeffrey T. Coghan	Senior Vice President	None
James E. Davey	Chairman of the Board, Senior Managing Director and Manager	Director, President and Chief Executive Officer
Andrew S. Decker	AML Officer	AML Compliance Officer
Michael J. Fixer**	Assistant Vice President and Assistant Treasurer	None
Gregory A. Frost	Chief Financial Officer, Managing Director and Manager	None
Walter F. Garger	General Counsel, Managing Director and Secretary	Chief Legal Officer
David S. Hescheles	Senior Vice President	None
Lucinda Hottenstein	Assistant Vice President	None
Keraya S. Jefferson	Chief Compliance Officer and Vice President	None
Kathleen E. Jorens**	Senior Vice President / RPG Business Line Principal	None
Elizabeth L. Kemp**	Assistant Secretary	None

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Timothy M. Ligay**	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Controller, Vice President, Financial and Operations Principal	None
Gissell Novas**	Assistant Secretary	None
Keith R. Percy**	Vice President	None
Martin A. Swanson	President, Chief Executive Officer, Chief Marketing Officer, and Managing Director	None
*
Unless otherwise indicated, principal business address is 690 Lee Road, Wayne, Pennsylvania 19087.
**
Principal business address is One Hartford Plaza, Hartford, Connecticut 06155.
(c)
Not Applicable
Item 33. Location of Accounts and Records
Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, the Registrant’s transfer agent, Hartford Administrative Services Company, 690 Lee Road, Wayne, Pennsylvania 19087, the Registrant’s investment manager, Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087, and sub-transfer agent DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169. Registrant’s corporate records are maintained at Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087 and its financial ledgers are maintained at State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
Not Applicable
Item 35. Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 28th day of February 2022.
THE HARTFORD MUTUAL FUNDS II, INC.
By:	/s/ James E. Davey*
James E. Davey President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ James E. Davey* James E. Davey	Director, President and Chief Executive Officer	February 28, 2022
/s/ David A. Naab* David A. Naab	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 28, 2022
/s/ Christine R. Detrick* Christine R. Detrick	Chair of the Board and Director	February 28, 2022
/s/ Hilary E. Ackermann* Hilary E. Ackermann	Director	February 28, 2022
/s/ Robin C. Beery* Robin C. Beery	Director	February 28, 2022
/s/ Derrick D. Cephas* Derrick D. Cephas	Director	February 28, 2022
/s/ John J. Gauthier* John J. Gauthier	Director	February 28, 2022
/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Director	February 28, 2022
/s/ Paul L. Rosenberg* Paul L. Rosenberg	Director	February 28, 2022
/s/ David Sung* David Sung	Director	February 28, 2022
*By:/s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact * Pursuant to Power of Attorney (filed herewith)		February 28, 2022

EXHIBIT INDEX
Exhibit No.	Description
a.(xxvii)	Articles Supplementary dated December 2, 2021
a.(xxviii)	Articles Supplementary dated February 16, 2022
d.(i).b.3	Amendment Number 5 to the Investment Management Agreement with Hartford Funds Management Company, LLC
d.(iii).a(vi)	Amendment 7 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc.
e.(ii)	Form of Selling Agreement
g.(i).c	Letter Agreement to Update Appendix A and Appendix A-1 to the Custodian Agreement dated November 2, 2021
h.(i).b	Form of Amendment No. 2 to Amended and Restated TA Agreement
h.(iii)	Form of Amended and Restated Expense Limitation Agreement
h.(iv).a	Fifth Amendment to the Global Securities Lending Agency Agreement dated June 4, 2021
h.(iv).b	Sixth Amendment to the Global Securities Lending Agency Agreement dated September 22, 2021
h.(iv).c	Seventh Amendment to the Global Securities Lending Agency Agreement dated November 18, 2021
i.	Opinion and Consent of Counsel
j.(i)	Consents of Independent Registered Public Accounting Firm for each Fund, except Hartford Schroders Sustainable Core Bond Fund
j.(ii)	Consent of Independent Registered Public Accounting Firm for Hartford Schroders Sustainable Core Bond Fund
j.(iii)	Consent of former Independent Registered Public Accounting Firm for Hartford Schroders Sustainable Core Bond Fund
m.	Amended and Restated Rule 12b-1 Plan of Distribution
q.	Power of Attorney dated January 21, 2022